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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 2-34393)                                          [X]

         Pre- Effective Amendment No.                           [ ]
                                      ----

         Post-Effective Amendment No.  113                      [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-1879)                                [X]

         Amendment No.  96                                      [X]
                       ----

                        (Check appropriate box or boxes.)
JANUS INVESTMENT FUND
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
Address of Principal Executive Offices   (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                --------------------------------

Kelley Abbott Howes - 151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on February 25, 2005 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  February 25, 2005

                                  GROWTH
                                   Janus Fund
                                   Janus Enterprise Fund
                                   Janus Mercury Fund
                                   Janus Olympus Fund
                                   Janus Orion Fund

                                   Janus Triton Fund



                                  SPECIALTY GROWTH

                                   Janus Global Life Sciences Fund
                                   Janus Global Technology Fund

                                  CORE
                                   Janus Balanced Fund
                                   Janus Contrarian Fund
                                     (Formerly named Janus Special Equity Fund)
                                   Janus Core Equity Fund
                                   Janus Growth and Income Fund

                                   Janus Research Fund


                                  RISK-MANAGED
                                   Janus Risk-Managed Stock Fund

                                  VALUE
                                   Janus Mid Cap Value Fund - Investor Shares

                                  INTERNATIONAL & GLOBAL
                                   Janus Global Opportunities Fund
                                   Janus Overseas Fund
                                   Janus Worldwide Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Funds.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
       Janus Enterprise Fund....................................    5
       Janus Mercury Fund.......................................    8
       Janus Olympus Fund.......................................   12
       Janus Orion Fund.........................................   15
       Janus Triton Fund........................................   18
       Janus Global Life Sciences Fund..........................   20
       Janus Global Technology Fund.............................   23
       Janus Balanced Fund......................................   27
       Janus Contrarian Fund....................................   31
       Janus Core Equity Fund...................................   34
       Janus Growth and Income Fund.............................   37
       Janus Research Fund......................................   40
       Janus Risk-Managed Stock Fund............................   42
       Janus Mid Cap Value Fund - Investor Shares...............   45
       Janus Global Opportunities Fund..........................   48
       Janus Overseas Fund......................................   51
       Janus Worldwide Fund.....................................   55
    FEES AND EXPENSES...........................................   58
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   61
       General portfolio policies...............................   65
       Risks....................................................   69
       Frequently asked questions about certain risks...........   69
    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   76
       Minimum investments......................................   77
       Types of account ownership...............................   77
       To open an account or buy shares.........................   80
       To exchange shares.......................................   81
       To sell shares...........................................   81
       Excessive trading........................................   84
       Redemption fee...........................................   88
       Shareholder services and account policies................   93
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   97
       Management expenses......................................   99
       Subadvisers..............................................  100
       Investment personnel.....................................  100
    OTHER INFORMATION...........................................  109
    DISTRIBUTIONS AND TAXES.....................................  113
    FINANCIAL HIGHLIGHTS........................................  116
    GLOSSARY OF INVESTMENT TERMS................................  133


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2004, the Fund's weighted average market capitalization was $36.6 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2 Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS FUND


      Annual returns for periods ended 12/31
              29.43%  19.61%  22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                         4.69%   (8.88)%     9.32%        14.11%
      Return After Taxes on Distributions         4.69%   (9.35)%     7.61%        11.02%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    3.05%   (7.37)%     7.53%        10.89%
    Russell 1000(R) Growth Index(2)               6.30%   (9.29)%     9.59%          N/A
      (reflects no deduction for expenses, fees
        or taxes)
    S&P 500(R) Index(3)                          10.88%   (2.30)%    12.07%        11.54%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4 Janus Equity Funds prospectus

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also

                                                          Risk/return summary  5
   decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 6 Janus Equity Funds prospectus

   JANUS ENTERPRISE FUND


      Annual returns for calendar years ended 12/31
              27.25%  11.65%  10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%
               1995    1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       20.69%   (13.27)%     8.65%        11.31%
      Return After Taxes on Distributions       20.69%   (13.27)%     7.70%        10.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                  13.45%   (10.73)%     7.19%         9.66%
    Russell Midcap(R) Growth Index(2)           15.48%    (3.36)%    11.23%        10.94%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P MidCap 400 Index(3)                     16.48%      9.54%    16.10%        14.89%
      (reflects no deduction for expenses,
        fees or taxes)
                                                ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater-than-average growth orientation. The Russell Midcap(R) Index consists of the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS MERCURY FUND

   Janus Mercury Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MERCURY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 8 Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  9

   JANUS MERCURY FUND


      Annual returns for calendar years ended 12/31
              33.01%  17.67%  11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (5/3/93)
    Janus Mercury Fund
      Return Before Taxes                       10.77%   (10.84)%    11.86%        13.23%
      Return After Taxes on Distributions       10.72%   (11.47)%     9.57%        11.17%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   7.00%    (9.02)%     9.26%        10.75%
    Russell 1000(R) Growth Index(2)              6.30%    (9.29)%     9.59%         9.05%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P 500(R) Index(3)                         10.88%    (2.30)%    12.07%        11.08%
      (reflects no deduction for expenses,
        fees or taxes)
                                                ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 10 Janus Equity Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS OLYMPUS FUND

   Janus Olympus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OLYMPUS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 12 Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  13

   JANUS OLYMPUS FUND


      Annual returns for calendar years ended 12/31
                   21.73%  26.73%  56.97%  100.12%  (21.63)%  (32.05)%  (28.19)%  31.65%  8.74%
                    1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29)%



                                      Average annual total return for periods ended 12/31/04
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years      (12/29/95)
    Janus Olympus Fund
      Return Before Taxes                                 8.74%   (11.35)%       11.44%
      Return After Taxes on Distributions                 8.74%   (11.45)%       11.04%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    5.68%    (9.29)%       10.02%
    Russell 1000(R) Growth Index(2)                       6.30%    (9.29)%        6.89%
      (reflects no deduction for expenses, fees or
        taxes)
    S&P 500(R) Index(3)                                  10.88%    (2.30)%        9.54%
      (reflects no deduction for expenses, fees or
        taxes)
                                                         ---------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 14 Janus Equity Funds prospectus

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                         Risk/return summary  15

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 16 Janus Equity Funds prospectus

   JANUS ORION FUND


      Annual returns for calendar years ended 12/31
                                                    (14.69)%  (29.77)%  43.81%  14.90%
                                                      2001      2002     2003   2004

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                         14.90%       (7.73)%
      Return After Taxes on Distributions                         14.90%       (7.75)%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                  9.69%       (6.43)%
    Russell 3000(R) Growth Index(2)                                6.93%      (10.59)%
      (reflects no deduction for expenses, fees or taxes)
    S&P 500(R) Index(3)                                           10.88%       (2.46)%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 3000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  17

JANUS TRITON FUND



   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------

   JANUS TRITON FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.



MAIN INVESTMENT RISKS



   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


 18 Janus Equity Funds prospectus

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and potentially the lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.



   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until February 25, 2005, there is no performance information available for this Fund. Performance history will be available after the Fund has been in operation for one calendar year. The performance of this Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  19

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is

 20 Janus Equity Funds prospectus
   consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   The Fund concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods

                                                         Risk/return summary  21
   indicated to broad-based securities market indices. The indices are not available for direct investment.


   JANUS GLOBAL LIFE SCIENCES FUND


      Annual returns for calendar years ended 12/31
                                        61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%
                                         1999    2000     2001      2002     2003   2004

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 14.95%      2.26%        10.30%
      Return After Taxes on Distributions                 14.95%      2.25%        10.29%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     9.72%      1.93%         9.03%
    S&P 500(R) Index(2)                                   10.88%    (2.30)%         1.25%
      (reflects no deduction for expenses, fees or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        6.00%      2.68%         0.39%
      (reflects no deduction for expenses, fees or
        taxes)
                                                        ----------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 22 Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

   b. companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

   It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

                                                         Risk/return summary  23
   to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 24 Janus Equity Funds prospectus

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


   JANUS GLOBAL TECHNOLOGY FUND


      Annual returns for calendar years ended 12/31
                                     211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%
                                      1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                  1.23%   (18.92)%         1.47%
      Return After Taxes on Distributions                  1.23%   (19.02)%         1.33%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     0.80%   (14.87)%         1.21%
    S&P 500(R) Index(2)                                   10.88%    (2.30)%         1.25%
      (reflects no deduction for expenses, fees or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                      2.48%   (17.47)%       (4.35)%
      (reflects no deduction for expenses, fees or
        taxes)
                                                        ----------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

                                                         Risk/return summary  25

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 26 Janus Equity Funds prospectus

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

                                                         Risk/return summary  27
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 28 Janus Equity Funds prospectus

   JANUS BALANCED FUND


      Annual returns for calendar years ended 12/31
                 27.31%  15.30%  21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                         8.71%     1.43%    12.01%        11.60%
      Return After Taxes on Distributions         8.07%     0.31%    10.00%         9.73%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    5.76%     0.57%     9.36%         9.14%
    S&P 500(R) Index(2)                          10.88%   (2.30)%    12.07%        11.16%
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(3)    4.19%     8.00%     7.80%         6.98%
      (reflects no deduction for expenses, fees
        or taxes)
    Balanced Index(4)                             7.87%     2.34%    10.15%         9.28%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

                                                         Risk/return summary  29

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 30 Janus Equity Funds prospectus

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  31

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 32 Janus Equity Funds prospectus

   JANUS CONTRARIAN FUND(1)



      Annual returns for calendar years ended 12/31
                                                    (11.74)%  (23.70)%  53.26%  22.61%
                                                      2001      2002     2003   2004

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/29/00)
    Janus Contrarian Fund(1)
      Return Before Taxes                                         22.61%         6.62%
      Return After Taxes on Distributions                         22.54%         6.37%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 14.71%         5.55%
    S&P 500(R) Index(3)                                           10.88%       (0.94)%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------


   (1) Formerly named Janus Special Equity Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  33

JANUS CORE EQUITY FUND

   Janus Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CORE EQUITY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include:


   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures;

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

 34 Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  35

   JANUS CORE EQUITY FUND


      Annual returns for calendar years ended 12/31
                           31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%
                            1997    1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25)%



                                      Average annual total return for periods ended 12/31/04
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years       (6/28/96)
    Janus Core Equity Fund
      Return Before Taxes                                13.77%    (1.27)%       12.66%
      Return After Taxes on Distributions                13.66%    (2.03)%       11.43%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    9.00%    (1.42)%       10.55%
    S&P 500(R) Index(2)                                  10.88%    (2.30)%        8.89%
      (reflects no deduction for expenses, fees or
        taxes)
                                                         ---------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 36 Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

                                                         Risk/return summary  37

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 38 Janus Equity Funds prospectus

   JANUS GROWTH AND INCOME FUND


      Annual returns for periods ended 12/31
              36.35%  26.03%  34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%



                                         Average annual total return for periods ended 12/31/04
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                         11.89%   (3.65)%    14.63%        13.69%
      Return After Taxes on Distributions         11.75%   (4.03)%    12.95%        12.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     7.77%   (3.22)%    12.16%        11.62%
    S&P 500(R) Index(2)                           10.88%   (2.30)%    12.07%        11.36%
      (reflects no deduction for expenses, fees
        or taxes)
    Russell 1000(R) Growth Index(3)                6.30%   (9.29)%     9.59%         9.32%
      (reflects no deduction for expenses, fees
        or taxes)
                                                  -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  39

JANUS RESEARCH FUND



   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------

   JANUS RESEARCH FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies anywhere in the world.



   A team of investment professionals consisting of equity research analysts (the "Research Team") selects investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. Members of the Research Team base their buy and sell recommendations on rigorous fundamental research. Buy recommendations are made when a team member has high conviction that an investment will appreciate over time. Sell recommendations are made when the research analyst who follows the particular stock no longer has high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if the research analyst believes another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.



   Janus Capital's Director of Research oversees the investment process and determines if an investment opportunity is consistent with the Fund's investment policies. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.


 40 Janus Equity Funds prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.



MAIN INVESTMENT RISKS



   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until February 25, 2005, there is no performance information available for this Fund. Performance history will be available after the Fund has been in operation for one calendar year. The performance of this Fund will be compared to the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index will be the Fund's secondary benchmark index.


                                                         Risk/return summary  41

JANUS RISK-MANAGED STOCK FUND

   Janus Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RISK-MANAGED STOCK FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing a portfolio in this manner and continually rebalancing that portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

 42 Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction as the benchmark does not result in selecting stocks with continuing volatility or the same tendency to move in the same or opposite direction as the benchmark, as anticipated, the Fund may not outperform the benchmark index.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first full calendar year of operations. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  43

JANUS RISK-MANAGED STOCK FUND


      Annual returns for calendar years ended 12/31
                                                                          17.68%
                                                                          2004

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  3rd-2004 0.00%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    Janus Risk-Managed Stock Fund
      Return Before Taxes                                         17.68%       26.90%
      Return After Taxes on Distributions                         16.46%       25.73%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                 12.22%       22.69%
    S&P 500(R) Index(2)                                           10.88%       24.12%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 44 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES


   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

                                                         Risk/return summary  45

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 46 Janus Equity Funds prospectus

   JANUS MID CAP VALUE FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                                          21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%
                                           1999    2000    2001     2002     2003   2004

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  18.36%   17.08%        19.13%
      Return After Taxes on Distributions                  16.26%   15.86%        17.42%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     13.30%   14.44%        16.02%
    Russell Midcap(R) Value Index(2)                       23.71%   13.48%        11.38%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2004 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  47

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

 48 Janus Equity Funds prospectus
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  49

   JANUS GLOBAL OPPORTUNITIES FUND


      Annual returns for calendar years ended 12/31
                                                            (15.91)%  38.41%  15.33%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                         15.33%       10.96%
      Return After Taxes on Distributions(1)                      15.38%       10.94%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 10.09%        9.51%
    Morgan Stanley Capital International World Index(SM)(3)       14.72%        3.74%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------



   (1) The Return After Taxes on Distributions is higher than the Return Before Taxes because of the effect of foreign tax credits.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 50 Janus Equity Funds prospectus

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

                                                         Risk/return summary  51

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 52 Janus Equity Funds prospectus

   JANUS OVERSEAS FUND


      Annual returns for calendar years ended 12/31
              22.05%  28.83%  18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        18.58%   (5.02)%    11.99%        11.25%
      Return After Taxes on Distributions        18.50%   (5.66)%    11.30%        10.61%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   12.39%   (4.37)%    10.45%         9.81%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           20.25%   (1.13)%     5.62%         5.25%
      (reflects no deduction for expenses, fees
        or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(3)                    16.12%   (6.03)%     3.15%         2.85%(4)
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia and the Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the MSCI EAFE(R) Growth Index.

                                                         Risk/return summary  53

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 54 Janus Equity Funds prospectus

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

                                                         Risk/return summary  55
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 56 Janus Equity Funds prospectus

   JANUS WORLDWIDE FUND


      Annual returns for calendar years ended 12/31
              21.90%  26.40%  20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                         5.54%   (9.06)%    9.10%         11.29%
      Return After Taxes on Distributions(1)      5.58%   (9.52)%    8.16%         10.32%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    3.91%   (7.48)%    7.67%          9.74%
    Morgan Stanley Capital International World
      Index(SM)(3)                               14.72%   (2.45)%    8.09%          7.97%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) The Return After Taxes on Distributions is higher than the Return Before Taxes because of the effect of foreign tax credits.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (3) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  57

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. Expense information shown for Janus Triton Fund and Janus Research Fund reflects estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect reductions in the Funds' management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Overseas Fund or Janus Worldwide Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 58 Janus Equity Funds prospectus

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales charges...............................................   None
  Redemption fee on shares of Janus Global Life Sciences Fund,
   Janus Global Technology Fund, Janus Risk-Managed Stock
   Fund, Janus Global Opportunities Fund, Janus Overseas Fund
   and Janus Worldwide Fund held for three months or less (as
   a % of amount redeemed)....................................  2.00%(1)
  Exchange fee................................................   None(2)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                   Management    Other     Total Annual Fund    Expense    Net Annual Fund
                                      Fee       Expenses   Operating Expenses   Waivers   Operating Expenses
  GROWTH
  Janus Fund                         0.64%       0.25%           0.89%            N/A           0.89%
  Janus Enterprise Fund              0.64%       0.39%           1.03%            N/A           1.03%
  Janus Mercury Fund                 0.64%       0.32%           0.96%            N/A           0.96%
  Janus Olympus Fund                 0.64%       0.38%           1.02%            N/A           1.02%
  Janus Orion Fund                   0.64%       0.44%           1.08%            N/A           1.08%
  Janus Triton Fund                  0.64%       0.55%(3)        1.19%(4)        0.00%          1.19%(4)
  SPECIALTY GROWTH
  Janus Global Life Sciences Fund    0.64%       0.37%           1.01%            N/A           1.01%
  Janus Global Technology Fund       0.64%       0.42%           1.06%            N/A           1.06%
  CORE
  Janus Balanced Fund                0.55%       0.25%           0.80%            N/A           0.80%
  Janus Contrarian Fund(5)           0.64%       0.33%           0.97%            N/A           0.97%
  Janus Core Equity Fund             0.60%       0.34%           0.94%            N/A           0.94%
  Janus Growth and Income Fund       0.62%       0.28%           0.90%            N/A           0.90%
  Janus Research Fund                0.64%       0.83%(3)        1.47%(4)        0.22%          1.25%(4)
  RISK-MANAGED
  Janus Risk-Managed Stock Fund      0.50%(6)    0.48%(7)        0.98%            N/A           0.98%
  VALUE
  Janus Mid Cap Value Fund -
    Investor Shares                  0.64%       0.30%(7)        0.94%            N/A           0.94%
  INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund    0.64%       0.44%           1.08%            N/A           1.08%
  Janus Overseas Fund                0.64%       0.28%           0.92%            N/A           0.92%
  Janus Worldwide Fund               0.60%       0.28%           0.88%            N/A           0.88%


  (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.
  (2) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Overseas Fund or Janus Worldwide Fund shares held for three months or less may be subject to the Funds' 2% redemption fee.

  (3) Since the Fund had not commenced operations as of October 31, 2004, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


  (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to a certain limit until at least March 1, 2006. The expense waivers shown reflect the application of such limit. The expense waivers are detailed in the Statement of Additional Information.


  (5) Formerly named Janus Special Equity Fund.


  (6) Janus Capital's voluntary waiver of the Fund's management fee terminated June 25, 2004.


  (7) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.


                                                         Risk/return summary  59

  EXAMPLES:

  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  GROWTH
  Janus Fund                                              $ 91      $284      $493      $1,096
  Janus Enterprise Fund                                   $105      $328      $569      $1,259
  Janus Mercury Fund                                      $ 98      $306      $531      $1,178
  Janus Olympus Fund                                      $104      $325      $563      $1,248
  Janus Orion Fund                                        $110      $343      $595      $1,317
  Janus Triton Fund                                       $121      $378       N/A         N/A
  SPECIALTY GROWTH
  Janus Global Life Sciences Fund                         $103      $322      $558      $1,236
  Janus Global Technology Fund                            $108      $337      $585      $1,294
  CORE
  Janus Balanced Fund                                     $ 82      $255      $444      $  990
  Janus Contrarian Fund(1)                                $ 99      $309      $536      $1,190
  Janus Core Equity Fund                                  $ 96      $300      $520      $1,155
  Janus Growth and Income Fund                            $ 92      $287      $498      $1,108
  Janus Research Fund                                     $150      $465       N/A         N/A
  RISK-MANAGED
  Janus Risk-Managed Stock Fund                           $100      $312      $542      $1,201
  VALUE
  Janus Mid Cap Value Fund - Investor Shares              $ 96      $300      $520      $1,155
  INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund                         $110      $343      $595      $1,317
  Janus Overseas Fund                                     $ 94      $293      $509      $1,131
  Janus Worldwide Fund                                    $ 90      $281      $488      $1,084


 (1) Formerly named Janus Special Equity Fund.

 60 Janus Equity Funds prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?


   Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if its investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.



   In the case of Janus Contrarian Fund and Janus Global Opportunities Fund, the investment personnel will emphasize investments in companies with attractive prices compared to their free cash flow. Each Fund's investment personnel will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



   Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds, and income realized on such Funds' investments may be incidental to their objectives. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.


                                   Principal investment strategies and risks  61

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR JANUS RISK-MANAGED STOCK FUND?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;

   - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

   - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for the Fund's portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Fund may use exchange traded funds, as well as futures, options and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?


   Janus Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such

 62 Janus Equity Funds prospectus
   as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

5. WHAT IS A "SPECIAL SITUATION"?


   Each Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Triton Fund and Janus Mid Cap Value Fund. Although the other Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.


7. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?


   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the investment personnel believe have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care,


                                   Principal investment strategies and risks  63
   nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

8. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?


   Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its investment personnel may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.



9. HOW DO THE INVESTMENT PERSONNEL FOR JANUS CONTRARIAN FUND, JANUS MID CAP VALUE FUND AND JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



   A company may be undervalued when, in the opinion of the Funds' investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


10. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?


   Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the investment personnel believe have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.


11. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolios based on

 64 Janus Equity Funds prospectus
   the investment personnels' analyses of relevant market, financial and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend paying stocks which exhibit growth characteristics.


12. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

13. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


   The income component of Janus Balanced Fund's holdings will consist primarily of fixed-income securities while Janus Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics.


14. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

   The income component of Janus Balanced Fund's and Janus Growth and Income Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid

                                   Principal investment strategies and risks  65
   securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


   WAITING PERIOD


   Janus Research Fund is subject to a waiting period policy. Pursuant to the policy, the Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of the Research Team's ideas to other Janus fund investment personnel. A waiting period may not be applicable where the idea is already disseminated among other Janus fund investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Fund.


   CASH POSITION
   Janus Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


   Except as described above for Janus Risk-Managed Stock Fund, the Funds may not always stay fully invested in stocks and bonds. For example, when a Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the Funds' investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


 66 Janus Equity Funds prospectus

   OTHER TYPES OF INVESTMENTS
   To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. Janus Balanced Fund and Janus Growth and Income Fund also invest in equity securities with varying degrees of emphasis on income. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of Janus Contrarian Fund's, Janus Core Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

                                   Principal investment strategies and risks  67

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   PORTFOLIO TURNOVER

   The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever its investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

 68 Janus Equity Funds prospectus

RISKS

   Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS CONTRARIAN FUND AND JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUNDS' RISK PROFILE?


   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their

                                   Principal investment strategies and risks  69
   products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

   Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Contrarian Fund, Janus Mid Cap Value Fund and Janus Global Opportunities Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

 70 Janus Equity Funds prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Janus Orion Fund and Janus Contrarian Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities.


                                   Principal investment strategies and risks  71

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

7. HOW DO THE FUNDS TRY TO REDUCE RISK?


   The Funds may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


   Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and

 72 Janus Equity Funds prospectus
   may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

8. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  73

--------------------------------------------------------------------------------

                               JANUS EQUITY FUNDS

                              Shareholder's Manual

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Funds. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as account policies and
                                       fees that may apply to your
                                       account. Account policies
                                       (including fees), services
                                       and features may be modified
                                       or discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 76  Janus Equity Funds prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account or a retirement Fund account               $  500

    To add to any existing type of Fund account                $  100

   * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners.

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

                                                        Shareholder's manual  77

TAX-DEFERRED ACCOUNTS


   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.



   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.


   INVESTING FOR YOUR RETIREMENT


   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax year 2005; and $3,000 or 100% of compensation for tax year 2004. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

   These plans are open to corporations, partnerships and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.


   SECTION 403(b)(7) PLAN

   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.


 78  Janus Equity Funds prospectus

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor.


   COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next calculated NAV after being received in good order.

                                                        Shareholder's manual  79

 TO OPEN AN ACCOUNT OR BUY SHARES


 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.


 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will automatically debit your designated preauthorized bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.


 BY AUTOMATED INVESTMENTS

 ------------------------------------------------------------------------------


 - To buy additional shares through the Automatic Monthly Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.



 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 -------------------------------------------------------------------------------
 Note: For more information, refer to the "Paying for Shares" section of this Shareholder's Manual.

 80  Janus Equity Funds prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Funds
      Janus representative.                 reserve the right to limit the
                                            dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in the "Written          instructions in the "Written
      Instructions" section of this         Instructions" section of this
      manual.                               manual.



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to the "Exchanges"              refer to the "Payment of
           section of this manual.               Redemption Proceeds"
                                                 section of this manual.


                                                        Shareholder's manual  81

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


   - When purchasing shares through the Automatic Monthly Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.


   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.



   - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for


 82  Janus Equity Funds prospectus
     investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.

   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:

   - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares in any Fund of Janus Investment Fund.


   - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.


   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a

                                                        Shareholder's manual  83
     redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - An exchange from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND or JANUS WORLDWIDE FUND of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or


 84  Janus Equity Funds prospectus
   completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, effectively conceal the identity of individual investors and their transactions from the Funds and their agents.


   The Funds attempt to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."




   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may


                                                        Shareholder's manual  85
   be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its


 86  Janus Equity Funds prospectus

   NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.


   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.


   The Funds' policies and procedures regarding excessive trading may be modified at any time.

PAYMENT OF REDEMPTION PROCEEDS

   - BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.

     Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

                                                        Shareholder's manual  87

   - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.


   - BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.



   ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON WWW.JANUS.COM, BY TELEPHONE OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares class of Janus Money Market Fund during the 15-day hold period.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE


   Redemptions (and exchanges) of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND or JANUS WORLDWIDE FUND held for three months or less may be subject to the Funds' 2.00% redemption fee. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.



   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Funds'.


   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational

 88  Janus Equity Funds prospectus
   capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).

   If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.

   In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS

   To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:

   - the name of the Janus fund(s) being sold or exchanged;

   - the account number(s);

   - the amount of money or number of shares being sold or exchanged;

   - the name(s) on the account;

   - the signature(s) of all registered account owners (see account application for signature requirements); and,

   - your daytime telephone number.

                                                        Shareholder's manual  89

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be


 90  Janus Equity Funds prospectus
   duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the

                                                        Shareholder's manual  91
   reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. Most Funds disclose their top ten portfolio holdings. However, Janus Orion Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund disclose only their top five portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of

 92  Janus Equity Funds prospectus
   such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

                                                        Shareholder's manual  93

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM) or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is

 94  Janus Equity Funds prospectus
   closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES


   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.


   STATEMENTS, REPORTS AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

   The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually.

                                                        Shareholder's manual  95

   You may elect to receive these reports and prospectus updates electronically on www.janus.com.

   Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.

 96  Janus Equity Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund. Enhanced Investment Technologies, LLC ("INTECH") is responsible for the day-to-day management of the investment portfolio of Janus Risk-Managed Stock Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital provides certain administrative and other services and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or

                                                     Management of the Funds  97
   other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

 98  Janus Equity Funds prospectus

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee directly.


   Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



                                                         Average Daily          Annual Management
                                                           Net Assets               Fee Rate
Fund Name                                                   of Fund             Percentage (%)(1)
-------------------------------------------------------------------------------------------------
GROWTH
   Janus Fund                                           All Asset Levels              0.64
   Janus Enterprise Fund                                All Asset Levels              0.64
   Janus Mercury Fund                                   All Asset Levels              0.64
   Janus Olympus Fund                                   All Asset Levels              0.64
   Janus Orion Fund                                     All Asset Levels              0.64
   Janus Triton Fund                                    All Asset Levels              0.64(2)
SPECIALTY GROWTH
   Janus Global Life Sciences Fund                      All Asset Levels              0.64
   Janus Global Technology Fund                         All Asset Levels              0.64
CORE
   Janus Balanced Fund                                  All Asset Levels              0.55
   Janus Contrarian Fund(3)                             All Asset Levels              0.64
   Janus Core Equity Fund                               All Asset Levels              0.60
   Janus Growth and Income Fund                         All Asset Levels              0.62
   Janus Research Fund                                  All Asset Levels              0.64(2)
RISK-MANAGED
   Janus Risk-Managed Stock Fund                        All Asset Levels              0.50
VALUE
   Janus Mid Cap Value Fund                             All Asset Levels              0.64
INTERNATIONAL & GLOBAL
   Janus Global Opportunities Fund                      All Asset Levels              0.64
   Janus Overseas Fund                                  All Asset Levels              0.64
   Janus Worldwide Fund                                 All Asset Levels              0.60
-------------------------------------------------------------------------------------------------


(1) Effective July 1, 2004, Janus Capital reduced each Fund's management fee as set forth in each Fund's Investment Advisory Agreement to the amount reflected.

(2) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of any expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.


(3) Formerly named Janus Special Equity Fund.


                                                     Management of the Funds  99

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISERS

   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Janus Mid Cap Value Fund, and has served in such capacity since the Fund's inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Enterprise
     Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

 100  Janus Equity Funds prospectus

DAVID J. CORKINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analysis designation.

C. MIKE LU
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, for which he has served as Co-Manager or Manager since January
     2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

                                                    Management of the Funds  101

THOMAS R. MALLEY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst.
     Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio Manager of Janus Equity Income Fund from June 1996 through December
     1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
     Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Orion Fund and Janus Triton Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.


 102  Janus Equity Funds prospectus

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. He is also Portfolio Manager of other Janus accounts. Mr.
     Sohn joined Janus Capital in 1998 as a research analyst. He holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund and Janus Worldwide Fund, which he has managed since inception and July 2004, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr.
     Yee was a portfolio manager and managing director at Bee & Associates.
     He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

CLAIRE YOUNG
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.


RESEARCH TEAM

--------------------------------------------------------------------------------

     The Research Team selects investments for Janus Research Fund. The names of all Research Team members are available on www.janus.com. Janus' Director of Research, James P. Goff, leads the team and is responsible for day-to-day operations of the Fund. Mr. Goff holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. He was portfolio manager of Janus Enterprise Fund from its inception in September 1992 until February 2002 and co-managed Janus Venture Fund from December 1993 until February 1997. Previously, Mr. Goff was a Janus research analyst from July 1988 to September 1992. He has earned the right to use the Chartered Financial Analyst designation.


                                                    Management of the Funds  103

JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Life Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College, where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration from Harvard Business School. Mr. Acker has earned the right to use the Chartered Financial Analyst designation.

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager for Janus Enterprise Fund. He served as Assistant Portfolio Manager of Janus Olympus Fund from October 2003 to August 2004. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus, Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical
     Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.
 104  Janus Equity Funds prospectus

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Opportunities Fund and
     Janus Worldwide Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors.

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Overseas Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First
     Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.


INTECH


   No one person of the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

                                                    Management of the Funds  105

PERKINS PORTFOLIO MANAGERS


JEFF KAUTZ
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

 106  Janus Equity Funds prospectus

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

   The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Risk-Managed Stock Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) Index as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.


   As of December 31, 2004, the INTECH Large Cap Core Aggressive Composite consisted of 4 advisory accounts, including 3 mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Aggressive Composite were approximately $942.9 million. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of December 31, 2004, the INTECH Large Cap Core Composite consisted of 34 advisory accounts. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $7.4 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


   The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Risk-Managed Stock Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by

                                                    Management of the Funds  107
   mutual funds, including Janus Risk-Managed Stock Fund. If these fees and expenses were included, returns would be lower.



                                                   Average annual total returns for periods ended 12/31/04
                                                   -------------------------------------------------------
                                                                                     Since      Inception
                                                  1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH Large Cap Core Aggressive Composite      17.01%        N/A        N/A       5.04%      07/31/2001
  S&P 500(R) Index(2)                             10.88%        N/A        N/A       1.72%      07/31/2001
  INTECH Large Cap Core Composite                 15.15%      1.22%     13.70%      12.06%      06/30/1987
  S&P 500(R) Index(2)                             10.88%    (2.30)%     12.07%      10.80%      06/30/1987


(1) Total returns and expenses are not annualized for the first year of operations.
(2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 108  Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds.

                                                          Other information  109

   Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf


 110 Janus Equity Funds prospectus
   of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information

                                                          Other information  111
   about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 112 Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions.

   DISTRIBUTION SCHEDULE

                                  Dividends                    Capital Gains
    Janus Balanced Fund and       Normally declared and        Normally declared and
    Janus Growth and Income Fund  distributed in March, June,  distributed in December
                                  September and December
    --------------------------------------------------------------------------------------
    All other Equity Funds        Normally declared and        Normally declared and
                                  distributed in December      distributed in December

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should

                                                    Distributions and taxes  113
   consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

   When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

   1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Funds reserve the right to reinvest into your open non-retirement account undeliverable and uncashed dividend and distribution checks that remain outstanding for one year in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

 114 Janus Equity Funds prospectus

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

                                                    Distributions and taxes  115

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.



   No financial highlights are presented for Janus Triton Fund and Janus Research Fund because they did not commence operations until February 25, 2005.


 116 Janus Equity Funds prospectus

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.52       $18.39        $22.11        $44.00       $42.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.17         4.13        (3.72)       (17.50)         6.44
 Total from investment operations                  0.17         4.13        (3.72)       (17.50)         6.44
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --            --            --           --
 Distributions (from capital gains)                  --           --            --        (4.39)       (5.22)
 Total distributions                                 --           --            --        (4.39)       (5.22)
 NET ASSET VALUE, END OF PERIOD                  $22.69       $22.52        $18.39        $22.11       $44.00
 Total return                                     0.75%(2)    22.46%      (16.82)%      (43.42)%       15.60%
 Net assets, end of period (in millions)        $13,277      $17,426       $16,320       $23,513      $46,468
 Average net assets for the period (in
  millions)                                     $15,433      $16,207       $21,651       $34,255      $45,103
 Ratio of gross expenses to average net
  assets(3)                                       0.90%        0.89%         0.85%         0.84%        0.85%
 Ratio of net expenses to average net assets      0.90%        0.89%         0.84%         0.83%        0.84%
 Ratio of net investment income/(loss) to
  average net assets                            (0.17)%      (0.17)%       (0.24)%       (0.16)%      (0.19)%
 Portfolio turnover rate                            21%          22%           27%           51%          65%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  117

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.02       $22.93        $29.67        $68.41       $58.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.71         7.09        (6.74)       (38.74)        13.10
 Total from investment operations                   3.71         7.09        (6.74)       (38.74)        13.10
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --            --            --           --
 Distributions (from capital gains)                   --           --            --            --       (3.33)
 Total distributions                                  --           --            --            --       (3.33)
 NET ASSET VALUE, END OF PERIOD                   $33.73       $30.02        $22.93        $29.67       $68.41
 Total return                                     12.36%       30.92%      (22.72)%      (56.63)%       22.29%
 Net assets, end of period (in millions)          $1,680       $1,917        $1,854        $3,072       $8,085
 Average net assets for the period (in
  millions)                                       $1,796       $1,742        $2,518        $4,858       $7,266
 Ratio of gross expenses to average net
  assets(2)                                        1.04%        1.02%         0.93%         0.92%        0.90%
 Ratio of net expenses to average net assets       1.03%        1.02%         0.90%         0.90%        0.88%
 Ratio of net investment income/(loss) to
  average net assets                             (0.46)%      (0.46)%       (0.43)%       (0.55)%      (0.65)%
 Portfolio turnover rate                             27%          32%           64%           85%          80%
--------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 118 Janus Equity Funds prospectus

JANUS MERCURY FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.14       $14.92        $19.14        $40.59       $35.65
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(1)        --(1)         --(1)       0.04         0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.34         3.22        (4.18)       (17.05)         8.18
 Total from investment operations                  1.34         3.22        (4.18)       (17.01)         8.21
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --        (0.04)        (0.03)           --
 Distributions (from capital gains)                  --           --            --        (4.41)       (3.27)
 Total distributions                                 --           --        (0.04)        (4.44)       (3.27)
 NET ASSET VALUE, END OF PERIOD                  $19.48       $18.14        $14.92        $19.14       $40.59
 Total return                                     7.39%       21.58%      (21.88)%      (46.21)%       22.99%
 Net assets, end of period (in millions)         $4,472       $5,282        $5,034        $7,910      $16,348
 Average net assets for the period (in
  millions)                                      $5,007       $5,089        $6,784       $11,243      $15,904
 Ratio of gross expenses to average net
  assets(2)                                       0.97%        0.96%         0.94%         0.89%        0.89%
 Ratio of net expenses to average net assets      0.97%        0.95%         0.92%         0.88%        0.88%
 Ratio of net investment income/(loss) to
  average net assets                            (0.26)%      (0.31)%       (0.07)%         0.16%        0.08%
 Portfolio turnover rate                            43%          54%           97%           83%          71%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  119

JANUS OLYMPUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $25.22       $20.60        $24.59        $50.50      $40.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)       0.13        0.21
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.08         4.62        (3.88)       (25.42)       11.21
 Total from investment operations                   1.08         4.62        (3.88)       (25.29)       11.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --        (0.11)        (0.23)      (0.01)
 Distributions (from capital gains)                   --           --            --        (0.39)      (1.78)
 Total distributions                                  --           --        (0.11)        (0.62)      (1.79)
 NET ASSET VALUE, END OF PERIOD                   $26.30       $25.22        $20.60        $24.59      $50.50
 Total return                                      4.28%(2)    22.38%      (15.89)%      (50.61)%      28.05%
 Net assets, end of period (in millions)          $2,360       $2,772        $2,136        $3,074      $7,696
 Average net assets for the period (in
  millions)                                       $2,576       $2,379        $2,883        $4,767      $7,594
 Ratio of gross expenses to average net
  assets(3)                                        1.03%        0.99%         0.94%         0.91%       0.91%
 Ratio of net expenses to average net assets       1.03%        0.98%         0.91%         0.89%       0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.36)%      (0.14)%       (0.13)%         0.34%       0.51%
 Portfolio turnover rate                             76%          84%           90%          118%         96%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 120 Janus Equity Funds prospectus

JANUS ORION FUND
--------------------------------------------------------------------------------------------------------------
                                                               Years or Period ended October 31
                                                 2004         2003          2002          2001        2000(1)
 NET ASSET VALUE, BEGINNING OF PERIOD             $5.64        $4.33         $5.21         $8.81        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(2)        --(2)         --(2)         --(2)       0.02
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.61         1.31        (0.88)        (3.58)        (1.21)
 Total from investment operations                  0.61         1.31        (0.88)        (3.58)        (1.19)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --            --        (0.02)            --
 Distributions (from capital gains)                  --           --            --            --            --
 Total distributions                                 --           --            --        (0.02)            --
 NET ASSET VALUE, END OF PERIOD                   $6.25        $5.64         $4.33         $5.21         $8.81
 Total return(3)                                 10.82%(4)    29.95%      (16.70)%      (40.69)%      (11.90)%
 Net assets, end of period (in millions)           $530         $514          $421          $602        $1,128
 Average net assets for the period (in
  millions)                                        $540         $431          $562          $762        $1,087
 Ratio of gross expenses to average net
  assets(5)(6)                                    1.09%        1.10%         1.09%         1.06%         1.14%
 Ratio of net expenses to average net
  assets(5)                                       1.08%        1.08%         1.04%         1.03%         1.12%
 Ratio of net investment income/(loss) to
  average net assets                            (0.05)%      (0.43)%       (0.30)%       (0.06)%         0.82%
 Portfolio turnover rate(5)                         69%          72%          161%          206%           35%
--------------------------------------------------------------------------------------------------------------



(1) Fiscal period from June 30, 2000 (inception) through October 31, 2000.


(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) Total return is not annualized for periods of less than one full year.

(4) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  121

JANUS GLOBAL LIFE SCIENCES FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $14.61       $12.82        $16.96        $22.41      $11.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)     0.02
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.47         1.79        (4.14)        (5.43)       10.42
 Total from investment operations                   1.47         1.79        (4.14)        (5.43)       10.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --            --        (0.02)          --
 Distributions (from capital gains)                   --           --            --            --          --
 Redemption fees                                      --(2)        --(2)        N/A           N/A         N/A
 Total distributions and other                        --           --            --        (0.02)          --
 NET ASSET VALUE, END OF PERIOD                   $16.08       $14.61        $12.82        $16.96      $22.41
 Total return                                     10.06%(3)    13.87%      (24.35)%      (24.26)%      87.22%
 Net assets, end of period (in millions)          $1,183       $1,264        $1,390        $2,415      $4,267
 Average net assets for the period (in
  millions)                                       $1,288       $1,296        $1,928        $2,958      $2,987
 Ratio of gross expenses to average net
  assets(4)                                        1.02%        0.99%         0.89%         0.93%       0.97%
 Ratio of net expenses to average net assets       1.01%        0.98%         0.88%         0.91%       0.94%
 Ratio of net investment income/(loss) to
  average net assets                             (0.52)%      (0.28)%       (0.42)%       (0.32)%       0.14%
 Portfolio turnover rate                             78%         135%           73%           84%        147%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 122 Janus Equity Funds prospectus

JANUS GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.44        $7.41        $10.83        $27.44      $20.95
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02           --(1)     (0.01)          0.36      (0.02)
 Net gain/(loss) on securities (both realized
  and unrealized)                                 (0.76)         3.03        (3.41)       (16.64)        6.71
 Total from investment operations                 (0.74)         3.03        (3.42)       (16.28)        6.69
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --            --        (0.16)      (0.02)
 Distributions (from capital gains)                   --           --            --            --      (0.18)
 Tax return of capital                                --           --            --        (0.17)          --
 Redemption fees                                      --(2)        --(2)        N/A           N/A         N/A
 Total distributions and other                        --           --            --        (0.33)      (0.20)
 NET ASSET VALUE, END OF PERIOD                    $9.70       $10.44         $7.41        $10.83      $27.44
 Total return                                    (7.09)%(3)    41.08%      (31.67)%      (59.95)%      31.99%
 Net assets, end of period (in millions)          $1,255       $1,656        $1,250        $2,276      $7,564
 Average net assets for the period (in
  millions)                                       $1,481       $1,333        $1,907        $4,010      $8,884
 Ratio of gross expenses to average net
  assets(4)                                        1.07%        1.07%         0.96%         0.92%       0.91%
 Ratio of net expenses to average net assets       1.07%        1.06%         0.94%         0.90%       0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.37)%      (0.27)%       (0.14)%         0.55%       0.17%
 Portfolio turnover rate                             24%          48%           66%           60%         47%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  123

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                      Years ended October 31
                                                      2004        2003        2002         2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $19.34      $18.08       $19.27       $22.83      $21.79
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.38        0.38         0.47         0.56        0.61
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.99        1.28       (1.20)       (2.48)        1.33
 Total from investment operations                      1.37        1.66       (0.73)       (1.92)        1.94
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.38)      (0.40)       (0.46)       (0.61)      (0.58)
 Distributions (from capital gains)                      --          --           --       (1.03)      (0.32)
 Total distributions                                 (0.38)      (0.40)       (0.46)       (1.64)      (0.90)
 NET ASSET VALUE, END OF PERIOD                      $20.33      $19.34       $18.08       $19.27      $22.83
 Total return                                         7.11%(1)    9.34%      (3.85)%      (8.83)%       8.93%
 Net assets, end of period (in millions)             $2,849      $3,929       $3,936       $4,410      $4,773
 Average net assets for the period (in millions)     $3,235      $4,004       $4,278       $4,663      $4,072
 Ratio of gross expenses to average net assets(2)     0.87%       0.89%        0.86%        0.85%       0.87%
 Ratio of net expenses to average net assets          0.87%       0.88%        0.84%        0.83%       0.85%
 Ratio of net investment income/(loss) to average
  net assets                                          1.82%       2.00%        2.44%        2.79%       2.92%
 Portfolio turnover rate                                45%         73%          88%         117%         87%
-------------------------------------------------------------------------------------------------------------



(1) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 124 Janus Equity Funds prospectus

JANUS CONTRARIAN FUND(1)
-------------------------------------------------------------------------------------------------------------
                                                              Years or Period ended October 31
                                                 2004         2003          2002          2001        2000(2)
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.97         $6.95         $8.42        $11.29      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.01            --(3)         --(3)       0.03        0.01
 Net gain/(loss) on securities (both realized
  and unrealized)                                 1.76          3.03        (1.45)        (2.65)        1.28
 Total from investment operations                 1.77          3.03        (1.45)        (2.62)        1.29
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)             --        (0.01)(4)     (0.02)        (0.02)          --
 Distributions (from capital gains)                 --            --            --        (0.23)          --
 Total distributions                                --        (0.01)        (0.02)        (0.25)          --
 NET ASSET VALUE, END OF PERIOD                 $11.74         $9.97         $6.95         $8.42      $11.29
 Total return(5)                                17.75%(6)     43.57%      (17.23)%      (23.61)%      12.90%
 Net assets, end of period (in millions)        $2,384        $2,499        $1,287        $1,955      $3,127
 Average net assets for the period (in
  millions)                                     $2,497        $1,863        $1,808        $2,666      $2,841
 Ratio of gross expenses to average net
  assets(7)(8)                                   0.98%         1.02%         1.01%         0.92%       1.02%
 Ratio of net expenses to average net
  assets(7)                                      0.98%         1.01%         0.98%         0.91%       0.99%
 Ratio of net investment income to average net
  assets(7)                                      0.07%       (0.17)%         0.03%         0.29%       0.14%
 Portfolio turnover rate(7)                        30%           44%           60%           77%         72%
-------------------------------------------------------------------------------------------------------------


(1) Formerly named Janus Special Equity Fund.

(2) Fiscal period from February 29, 2000 (inception) through October 31, 2000.


(3) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(5) Total return is not annualized for periods of less than one full year.

(6) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(7) Annualized for periods of less than one full year.


(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  125

JANUS CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $17.04      $14.99        $16.78        $24.25      $22.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.05        0.07          0.11          0.17        0.15
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.75        2.09        (1.81)        (4.98)        2.25
 Total from investment operations                  1.80        2.16        (1.70)        (4.81)        2.40
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)          (0.06)      (0.11)        (0.09)        (0.13)      (0.14)
 Distributions (from capital gains)                  --          --            --        (2.53)      (0.58)
 Total distributions                             (0.06)      (0.11)        (0.09)        (2.66)      (0.72)
 NET ASSET VALUE, END OF PERIOD                  $18.78      $17.04        $14.99        $16.78      $24.25
 Total return                                    10.61%      14.54%      (10.26)%      (21.70)%      10.65%
 Net assets, end of period (in millions)           $613        $708          $707          $733      $1,027
 Average net assets for the period (in
  millions)                                        $654        $708          $802          $876      $1,019
 Ratio of gross expenses to average net
  assets(1)                                       0.97%       0.97%         0.92%         0.95%       0.95%
 Ratio of net expenses to average net assets      0.97%       0.96%         0.89%         0.93%       0.93%
 Ratio of net investment income/(loss) to
  average net assets                              0.24%       0.40%         0.66%         0.85%       0.65%
 Portfolio turnover rate                            58%         77%           98%          115%        116%
-----------------------------------------------------------------------------------------------------------



(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 126 Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2004        2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $27.12       $23.70        $27.99        $40.88      $36.84
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.07         0.17          0.20          0.32        0.18
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.17         3.43        (4.28)       (11.24)        5.84
 Total from investment operations                   2.24         3.60        (4.08)       (10.92)        6.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)           (0.07)       (0.18)        (0.21)        (0.35)      (0.14)
 Distributions (from capital gains)                   --           --            --        (1.62)      (1.84)
 Total distributions                              (0.07)       (0.18)        (0.21)        (1.97)      (1.98)
 NET ASSET VALUE, END OF PERIOD                   $29.29       $27.12        $23.70        $27.99      $40.88
 Total return                                      8.28%(1)    15.20%      (14.62)%      (27.66)%      16.44%
 Net assets, end of period (in millions)          $5,177       $6,003        $5,328        $6,575      $9,306
 Average net assets for the period (in millions)  $5,568       $5,715        $6,480        $7,758      $8,594
 Ratio of gross expenses to average net
  assets(2)                                        0.92%        0.91%         0.90%         0.87%       0.89%
 Ratio of net expenses to average net assets       0.92%        0.91%         0.88%         0.86%       0.88%
 Ratio of net investment income/(loss) to
  average net assets                               0.24%        0.67%         0.73%         0.96%       0.49%
 Portfolio turnover rate                             41%          50%           49%           59%         41%
-------------------------------------------------------------------------------------------------------------



(1) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  127

JANUS RISK-MANAGED STOCK FUND
------------------------------------------------------------------------------------
                                                                  Year or Period
                                                                 ended October 31
                                                               2004          2003(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.44         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.08           0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                   1.75           2.43
 Total from investment operations                               1.83           2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                       (0.03)             --
 Distributions (from capital gains)                           (0.26)             --
 Redemption fees                                                  --(2)          --(2)
 Total distributions and other                                (0.29)             --
 NET ASSET VALUE, END OF PERIOD                               $13.98         $12.44
 Total return(3)                                              15.06%         24.40%
 Net assets, end of period (in millions)                        $182            $89
 Average net assets for the period (in millions)                $130            $51
 Ratio of gross expenses to average net assets(4)(5)           0.69%(6)       1.13%(6)
 Ratio of net expenses to average net assets(4)                0.69%          1.13%
 Ratio of net investment income/(loss) to average net
  assets(4)                                                    0.72%          0.24%
 Portfolio turnover rate(4)                                      71%            39%
------------------------------------------------------------------------------------



(1) Fiscal period from February 28, 2003 (inception) through October 31, 2003.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.

(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.

(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(6) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.


 128 Janus Equity Funds prospectus

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
---------------------------------------------------------------------------------------------------------------
                                                  Year or Period                          Years ended
                                                 ended October 31                        September 30
                                          2004        2003(2)      2003(3)       2002         2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD    $18.94       $15.15       $13.71        $14.30      $14.43      $12.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.10         0.03         0.03          0.02        0.06        0.08
 Net gain/(loss) on securities (both
  realized and unrealized)                 3.28         3.76         1.44        (0.23)        1.27        3.46
 Total from investment operations          3.38         3.79         1.47        (0.21)        1.33        3.54
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)  (0.10)           --       (0.03)        (0.03)      (0.10)      (0.04)
 Distributions (from capital gains)          --           --           --        (0.35)      (1.36)      (1.24)
 Total distributions                     (0.10)           --       (0.03)        (0.38)      (1.46)      (1.28)
 NET ASSET VALUE, END OF PERIOD          $22.22       $18.94       $15.15        $13.71      $14.30      $14.43
 Total return(4)                         17.92%(5)    25.02%       10.73%       (1.96)%       9.70%      31.11%
 Net assets, end of period (in
  millions)                              $2,979       $1,494       $1,034          $782        $149         $33
 Average net assets for the period (in
  millions)                              $2,245       $1,262         $962           N/A         N/A         N/A
 Ratio of gross expenses to average net
  assets(6)(7)(8)                         0.94%        1.08%        1.14%(9)      1.17%       1.22%       1.59%
 Ratio of net expenses to average net
  assets(6)(7)                            0.94%        1.08%        1.14%           N/A         N/A         N/A
 Ratio of net investment income/(loss)
  to average net assets(7)                0.56%        0.45%        0.44%         0.28%       0.78%       0.72%
 Portfolio turnover rate(7)                 91%          97%          94%           65%        116%        129%
---------------------------------------------------------------------------------------------------------------


(1) Berger Mid Cap Value Fund prior to reorganization.

(2) May 1, 2003 through October 31, 2003.


(3) October 1, 2002 through April 30, 2003.

(4) Total return is not annualized for periods of less than one full year.

(5) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.


(6) Certain prior year amounts have been reclassified to conform to current year presentation.


(7) Annualized for periods of less than one full year.


(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(9) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.


                                                       Financial highlights  129

JANUS GLOBAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31
                                                2004         2003          2002           2001(1)
 NET ASSET VALUE, BEGINNING OF PERIOD          $11.66        $8.64          $9.68          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                    0.03         0.03           0.03            0.02
 Net gain/(loss) on securities (both
   realized and unrealized)                      1.27         3.02         (1.04)          (0.34)
 Total from investment operations                1.30         3.05         (1.01)          (0.32)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)        (0.03)       (0.04)         (0.02)              --
 Distributions (from capital gains)                --           --         (0.01)              --
 Redemption fees                                   --(2)      0.01            N/A             N/A
 Total distributions and other                 (0.03)       (0.03)         (0.03)              --
 NET ASSET VALUE, END OF PERIOD                $12.93       $11.66          $8.64           $9.68
 Total return(3)                               11.18%       35.51%       (10.59)%         (3.10)%
 Net assets, end of period (in millions)         $207         $144           $149             $63
 Average net assets for the period (in
   millions)                                     $175         $133           $155             $55
 Ratio of gross expenses to average net
   assets(4)(5)                                 1.09%        1.17%          1.19%           1.52%
 Ratio of net expenses to average net
   assets(4)                                    1.09%        1.16%          1.16%           1.50%
 Ratio of net investment income/(loss) to
   average net assets(4)                        0.24%        0.27%          0.40%           0.64%
 Portfolio turnover rate(4)                       37%          31%            84%              0%
----------------------------------------------------------------------------------------------------



(1) Fiscal period from June 29, 2001 (inception) through October 31, 2001.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) Total return is not annualized for periods of less than one full year.


(4) Annualized for periods of less than one full year.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 130 Janus Equity Funds prospectus

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $19.50      $15.44        $18.44        $33.44      $25.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.18        0.24          0.15          0.28        0.01
 Net gain/(loss) on securities (both realized
  and unrealized)                                  2.18        3.98        (3.05)       (11.42)        8.22
 Total from investment operations                  2.36        4.22        (2.90)       (11.14)        8.23
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.24)      (0.16)        (0.10)        (0.20)          --
 Distributions (from capital gains)                  --          --            --        (3.66)      (0.14)
 Redemption fees                                     --(1)       --(1)        N/A           N/A         N/A
 Total distributions and other                   (0.24)      (0.16)        (0.10)        (3.86)      (0.14)
 NET ASSET VALUE, END OF PERIOD                  $21.62      $19.50        $15.44        $18.44      $33.44
 Total return                                    12.24%(2)   27.62%      (15.78)%      (37.09)%      32.59%
 Net assets, end of period (in millions)         $2,090      $2,811        $3,243        $4,989      $9,380
 Average net assets for the period (in
  millions)                                      $2,497      $2,898        $4,446        $6,946      $9,863
 Ratio of gross expenses to average net
  assets(3)                                       0.93%       0.94%         0.91%         0.87%       0.89%
 Ratio of net expenses to average net assets      0.93%       0.94%         0.89%         0.85%       0.88%
 Ratio of net investment income/(loss) to
  average net assets                              0.72%       1.21%         0.69%         0.77%       0.22%
 Portfolio turnover rate                            58%        104%           63%           65%         62%
-----------------------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  131

JANUS WORLDWIDE FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004        2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $37.34       $32.87        $40.17        $70.74       $58.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.30         0.37          0.27          0.39         0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.84         4.41        (7.56)       (24.04)        13.15
 Total from investment operations                  1.14         4.78        (7.29)       (23.65)        13.18
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.36)       (0.31)        (0.01)        (0.41)       (0.03)
 Distributions (from capital gains)                  --           --            --        (6.51)       (1.28)
 Redemption fees                                     --(1)        --(1)        N/A           N/A          N/A
 Total distributions and other                   (0.36)       (0.31)        (0.01)        (6.92)       (1.31)
 NET ASSET VALUE, END OF PERIOD                  $38.12       $37.34        $32.87        $40.17       $70.74
 Total return                                     3.06%(2)    14.65%      (18.15)%      (36.56)%       22.41%
 Net assets, end of period (in millions)         $7,074      $11,341       $13,465       $20,331      $37,775
 Average net assets for the period (in
  millions)                                      $9,278      $12,124       $18,185       $27,993      $38,727
 Ratio of gross expenses to average net
  assets(3)                                       0.92%        0.93%         0.87%         0.87%        0.88%
 Ratio of net expenses to average net assets      0.92%        0.92%         0.86%         0.85%        0.86%
 Ratio of net investment income/(loss) to
  average net assets                              0.61%        0.99%         0.62%         0.53%        0.13%
 Portfolio turnover rate                           120%         108%           73%           78%          58%
-------------------------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 132 Janus Equity Funds prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                               Glossary of investment terms  133
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 134 Janus Equity Funds prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                               Glossary of investment terms  135
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 136 Janus Equity Funds prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                               Glossary of investment terms  137

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 138

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                                                                             139

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 140

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 25, 2005

                                  GROWTH
                                   Janus Fund
                                   Janus Enterprise Fund
                                   Janus Mercury Fund
                                   Janus Olympus Fund
                                   Janus Orion Fund

                                   Janus Triton Fund



                                  SPECIALTY GROWTH

                                   Janus Global Life Sciences Fund
                                   Janus Global Technology Fund

                                  CORE
                                   Janus Balanced Fund
                                   Janus Contrarian Fund
                                     (Formerly named Janus Special Equity Fund)
                                   Janus Core Equity Fund
                                   Janus Growth and Income Fund

                                   Janus Research Fund


                                  RISK-MANAGED
                                   Janus Risk-Managed Stock Fund

                                  VALUE
                                   Janus Mid Cap Value Fund - Investor Shares

                                  INTERNATIONAL & GLOBAL
                                   Janus Global Opportunities Fund
                                   Janus Overseas Fund
                                   Janus Worldwide Fund

                               JANUS EQUITY FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Fund...............................................    2
       Janus Enterprise Fund....................................    5
       Janus Mercury Fund.......................................    8
       Janus Olympus Fund.......................................   12
       Janus Orion Fund.........................................   15
       Janus Triton Fund........................................   18
       Janus Global Life Sciences Fund..........................   20
       Janus Global Technology Fund.............................   24
       Janus Balanced Fund......................................   28
       Janus Contrarian Fund....................................   32
       Janus Core Equity Fund...................................   35
       Janus Growth and Income Fund.............................   38
       Janus Research Fund......................................   41
       Janus Risk-Managed Stock Fund............................   43
       Janus Mid Cap Value Fund - Investor Shares...............   46
       Janus Global Opportunities Fund..........................   49
       Janus Overseas Fund......................................   52
       Janus Worldwide Fund.....................................   56
    FEES AND EXPENSES...........................................   59
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................   62
       General portfolio policies...............................   66
       Risks....................................................   70
       Frequently asked questions about certain risks...........   70
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   76
       Purchases................................................   77
       Tax-deferred accounts....................................   78
       Exchanges................................................   78
       Redemptions..............................................   79
       Redemption fee...........................................   79
       Excessive trading........................................   80
       Shareholder account policies.............................   84
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   86
       Management expenses......................................   88
       Subadvisers..............................................   89
       Investment personnel.....................................   89
    OTHER INFORMATION...........................................   98
    DISTRIBUTIONS AND TAXES.....................................  102
    FINANCIAL HIGHLIGHTS........................................  105
    GLOSSARY OF INVESTMENT TERMS................................  122


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FUND

   Janus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies. As of October 31, 2004, the Fund's weighted average market capitalization was $36.6 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 2  Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

JANUS FUND


      Annual returns for periods ended 12/31
              29.43%  19.61%  22.72%  38.89%  47.13%  (14.91)%  (26.10)%  (27.56)%  31.71%  4.69%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 28.44%    Worst Quarter:  3rd-2001 (25.82)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (2/5/70)
    Janus Fund
      Return Before Taxes                         4.69%   (8.88)%     9.32%        14.11%
      Return After Taxes on Distributions         4.69%   (9.35)%     7.61%        11.02%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    3.05%   (7.37)%     7.53%        10.89%
    Russell 1000(R) Growth Index(2)               6.30%   (9.29)%     9.59%          N/A
      (reflects no deduction for expenses, fees
        or taxes)
    S&P 500(R) Index(3)                          10.88%   (2.30)%    12.07%        11.54%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND

   Janus Enterprise Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ENTERPRISE FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES


   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.


   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also

                                                          Risk/return summary  5
   decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by medium-sized companies. The Fund may also invest in securities issued by small-sized companies. Medium-sized and small-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 6  Janus Equity Funds prospectus

   JANUS ENTERPRISE FUND


      Annual returns for calendar years ended 12/31
              27.25%  11.65%  10.82%  33.75%  121.90%  (30.52)%  (39.93)%  (28.28)%  35.82%  20.69%
               1995    1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 57.93%    Worst Quarter:  1st-2001 (32.66)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (9/1/92)
    Janus Enterprise Fund
      Return Before Taxes                       20.69%   (13.27)%     8.65%        11.31%
      Return After Taxes on Distributions       20.69%   (13.27)%     7.70%        10.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                  13.45%   (10.73)%     7.19%         9.66%
    Russell Midcap(R) Growth Index(2)           15.48%    (3.36)%    11.23%        10.94%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P MidCap 400 Index(3)                     16.48%      9.54%    16.10%        14.89%
      (reflects no deduction for expenses,
        fees or taxes)
                                                ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater-than-average growth orientation. The Russell Midcap(R) Index consists of the smallest 800 companies in the Russell 1000(R) Index, as ranked by total market capitalization.
   (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  7

JANUS MERCURY FUND

   Janus Mercury Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MERCURY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 8  Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  9

   JANUS MERCURY FUND


      Annual returns for calendar years ended 12/31
              33.01%  17.67%  11.88%  58.41%  96.23%  (22.75)%  (29.78)%  (29.00)%  32.11%  10.77%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.72%    Worst Quarter:  1st-2001 (24.30)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                1 year   5 years    10 years      (5/3/93)
    Janus Mercury Fund
      Return Before Taxes                       10.77%   (10.84)%    11.86%        13.23%
      Return After Taxes on Distributions       10.72%   (11.47)%     9.57%        11.17%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   7.00%    (9.02)%     9.26%        10.75%
    Russell 1000(R) Growth Index(2)              6.30%    (9.29)%     9.59%         9.05%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P 500(R) Index(3)                         10.88%    (2.30)%    12.07%        11.08%
      (reflects no deduction for expenses,
        fees or taxes)
                                                ------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

 10  Janus Equity Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS OLYMPUS FUND

   Janus Olympus Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OLYMPUS FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

 12  Janus Equity Funds prospectus

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  13

   JANUS OLYMPUS FUND


      Annual returns for calendar years ended 12/31
                   21.73%  26.73%  56.97%  100.12%  (21.63)%  (32.05)%  (28.19)%  31.65%  8.74%
                    1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 51.67%    Worst Quarter:  1st-2001 (26.29)%



                                      Average annual total return for periods ended 12/31/04
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years      (12/29/95)
    Janus Olympus Fund
      Return Before Taxes                                 8.74%   (11.35)%       11.44%
      Return After Taxes on Distributions                 8.74%   (11.45)%       11.04%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    5.68%    (9.29)%       10.02%
    Russell 1000(R) Growth Index(2)                       6.30%    (9.29)%        6.89%
      (reflects no deduction for expenses, fees or
        taxes)
    S&P 500(R) Index(3)                                  10.88%    (2.30)%        9.54%
      (reflects no deduction for expenses, fees or
        taxes)
                                                         ---------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 14  Janus Equity Funds prospectus

JANUS ORION FUND

   Janus Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS ORION FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

                                                         Risk/return summary  15

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


 16  Janus Equity Funds prospectus

   JANUS ORION FUND


      Annual returns for calendar years ended 12/31
                                                    (14.69)%  (29.77)%  43.81%  14.90%
                                                      2001      2002     2003   2004

      Best Quarter:  2nd-2003 23.59%    Worst Quarter:  1st-2001 (22.54)%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/30/00)
    Janus Orion Fund
      Return Before Taxes                                         14.90%       (7.73)%
      Return After Taxes on Distributions                         14.90%       (7.75)%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                  9.69%       (6.43)%
    Russell 3000(R) Growth Index(2)                                6.93%      (10.59)%
      (reflects no deduction for expenses, fees or taxes)
    S&P 500(R) Index(3)                                           10.88%       (2.46)%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 3000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  17

JANUS TRITON FUND



   Janus Triton Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------

   JANUS TRITON FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the Fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.



   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.



MAIN INVESTMENT RISKS



   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


 18  Janus Equity Funds prospectus

   The Fund invests its equity assets in securities issued by small- and medium-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, and potentially the lack of management depth, small- and medium-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings could have a significant impact or negative effect on the Fund's returns.



   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until February 25, 2005, there is no performance information available for this Fund. Performance history will be available after the Fund has been in operation for one calendar year. The performance of this Fund will be compared to the Russell 2500(TM) Growth Index, which is the Fund's benchmark index. The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.


                                                         Risk/return summary  19

JANUS GLOBAL LIFE SCIENCES FUND

   Janus Global Life Sciences Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. The Fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. As a fundamental policy, the Fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is

 20  Janus Equity Funds prospectus
   consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   The Fund concentrates its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                         Risk/return summary  21

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


   JANUS GLOBAL LIFE SCIENCES FUND


      Annual returns for calendar years ended 12/31
                                        61.00%  33.34%  (18.09)%  (30.11)%  27.44%  14.95%
                                         1999    2000     2001      2002     2003   2004

      Best Quarter:  4th-1999 31.32%    Worst Quarter:  1st-2001 (26.25)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Life Sciences Fund
      Return Before Taxes                                 14.95%      2.26%        10.30%
      Return After Taxes on Distributions                 14.95%      2.25%        10.29%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     9.72%      1.93%         9.03%
    S&P 500(R) Index(2)                                   10.88%    (2.30)%         1.25%
      (reflects no deduction for expenses, fees or
        taxes)
    Morgan Stanley Capital International World Health
      Care Index(3)                                        6.00%      2.68%         0.39%
      (reflects no deduction for expenses, fees or
        taxes)
                                                        ----------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

 22  Janus Equity Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  23

JANUS GLOBAL TECHNOLOGY FUND

   Janus Global Technology Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

   a. companies that the portfolio manager believes have or will develop products, processes or services that will provide significant technological advancements or improvements; and

   b. companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

   It implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable

 24  Janus Equity Funds prospectus
   to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   Although the Fund does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                         Risk/return summary  25

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


   JANUS GLOBAL TECHNOLOGY FUND


      Annual returns for calendar years ended 12/31
                                     211.55%  (33.67)%  (39.96)%  (40.94)%  47.14%  1.23%
                                      1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 73.95%    Worst Quarter:  3rd-2001 (36.20)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                         1 year    5 years      (12/31/98)
    Janus Global Technology Fund
      Return Before Taxes                                  1.23%   (18.92)%         1.47%
      Return After Taxes on Distributions                  1.23%   (19.02)%         1.33%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     0.80%   (14.87)%         1.21%
    S&P 500(R) Index(2)                                   10.88%    (2.30)%         1.25%
      (reflects no deduction for expenses, fees or
        taxes)
    Morgan Stanley Capital International World
      Information Technology Index(3)                      2.48%   (17.47)%       (4.35)%
      (reflects no deduction for expenses, fees or
        taxes)
                                                        ----------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Morgan Stanley Capital International World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

 26  Janus Equity Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  27

JANUS BALANCED FUND

   Janus Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

 28  Janus Equity Funds prospectus
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings includes fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  29

   JANUS BALANCED FUND


      Annual returns for calendar years ended 12/31
                 27.31%  15.30%  21.81%  31.20%  23.51%  (2.16)%  (5.04)%  (6.56)%  13.74%  8.71%
                  1995    1996    1997    1998    1999    2000     2001     2002     2003   2004

      Best Quarter:  4th-1998 18.75%    Worst Quarter:  3rd-2001 (5.94)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (9/1/92)
    Janus Balanced Fund
      Return Before Taxes                         8.71%     1.43%    12.01%        11.60%
      Return After Taxes on Distributions         8.07%     0.31%    10.00%         9.73%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    5.76%     0.57%     9.36%         9.14%
    S&P 500(R) Index(2)                          10.88%   (2.30)%    12.07%        11.16%
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(3)    4.19%     8.00%     7.80%         6.98%
      (reflects no deduction for expenses, fees
        or taxes)
    Balanced Index(4)                             7.87%     2.34%    10.15%         9.28%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (4) The Balanced Index is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%).

 30  Janus Equity Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  31

JANUS CONTRARIAN FUND

   Janus Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CONTRARIAN FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 32  Janus Equity Funds prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  33

   JANUS CONTRARIAN FUND(1)



      Annual returns for calendar years ended 12/31
                                                    (11.74)%  (23.70)%  53.26%  22.61%
                                                      2001      2002     2003   2004

      Best Quarter:  2nd-2003 24.67%    Worst Quarter:  3rd-2001 (22.31)%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/29/00)
    Janus Contrarian Fund(1)
      Return Before Taxes                                         22.61%         6.62%
      Return After Taxes on Distributions                         22.54%         6.37%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 14.71%         5.55%
    S&P 500(R) Index(3)                                           10.88%       (0.94)%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------


   (1) Formerly named Janus Special Equity Fund.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 34  Janus Equity Funds prospectus

JANUS CORE EQUITY FUND

   Janus Core Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS CORE EQUITY FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities include:


   - domestic and foreign common stocks;

   - preferred stocks;

   - securities convertible into common stocks or preferred stocks such as convertible preferred stocks, bonds and debentures;

   - other securities with equity characteristics.

   The Fund may invest in companies of any size.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

                                                         Risk/return summary  35

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 36  Janus Equity Funds prospectus

   JANUS CORE EQUITY FUND


      Annual returns for calendar years ended 12/31
                           31.08%  40.05%  38.50%  (7.15)%  (12.11)%  (18.02)%  23.27%  13.77%
                            1997    1998    1999    2000      2001      2002     2003   2004

      Best Quarter:  4th-1998 26.34%    Worst Quarter:  3rd-2002 (15.25)%



                                      Average annual total return for periods ended 12/31/04
                                      ------------------------------------------------------
                                                                             Since Inception
                                                         1 year   5 years       (6/28/96)
    Janus Core Equity Fund
      Return Before Taxes                                13.77%    (1.27)%       12.66%
      Return After Taxes on Distributions                13.66%    (2.03)%       11.43%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                    9.00%    (1.42)%       10.55%
    S&P 500(R) Index(2)                                  10.88%    (2.30)%        8.89%
      (reflects no deduction for expenses, fees or
        taxes)
                                                         ---------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  37

JANUS GROWTH AND INCOME FUND

   Janus Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by normally emphasizing investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

 38  Janus Equity Funds prospectus

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


   The income component of the Fund's holdings may include fixed-income securities. A fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  39

   JANUS GROWTH AND INCOME FUND


      Annual returns for periods ended 12/31
              36.35%  26.03%  34.66%  34.87%  51.18%  (11.41)%  (14.36)%  (21.51)%  24.65%  11.89%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 29.20%    Worst Quarter:  3rd-2002 (16.37)%



                                         Average annual total return for periods ended 12/31/04
                                         ------------------------------------------------------
                                                                                Since Inception
                                                  1 year   5 years   10 years      (5/15/91)
    Janus Growth and Income Fund
      Return Before Taxes                         11.89%   (3.65)%    14.63%        13.69%
      Return After Taxes on Distributions         11.75%   (4.03)%    12.95%        12.31%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     7.77%   (3.22)%    12.16%        11.62%
    S&P 500(R) Index(2)                           10.88%   (2.30)%    12.07%        11.36%
      (reflects no deduction for expenses, fees
        or taxes)
    Russell 1000(R) Growth Index(3)                6.30%   (9.29)%     9.59%         9.32%
      (reflects no deduction for expenses, fees
        or taxes)
                                                  -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
   (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 40  Janus Equity Funds prospectus

JANUS RESEARCH FUND



   Janus Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------

   JANUS RESEARCH FUND seeks long-term growth of capital.



   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



   The Fund pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies anywhere in the world.



   A team of investment professionals consisting of equity research analysts (the "Research Team") selects investments for the Fund which represent their high conviction investment ideas in all market capitalizations, styles and geographies. Members of the Research Team base their buy and sell recommendations on rigorous fundamental research. Buy recommendations are made when a team member has high conviction that an investment will appreciate over time. Sell recommendations are made when the research analyst who follows the particular stock no longer has high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if the research analyst believes another company represents a better risk/reward opportunity or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.



   Janus Capital's Director of Research oversees the investment process and determines if an investment opportunity is consistent with the Fund's investment policies. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.


                                                         Risk/return summary  41

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.



MAIN INVESTMENT RISKS



   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION



   Since the Fund did not commence operations until February 25, 2005, there is no performance information available for this Fund. Performance history will be available after the Fund has been in operation for one calendar year. The performance of this Fund will be compared to the Russell 1000(R) Index. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index. The Russell 3000(R) Index will be the Fund's secondary benchmark index.


 42  Janus Equity Funds prospectus

JANUS RISK-MANAGED STOCK FUND

   Janus Risk-Managed Stock Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS RISK-MANAGED STOCK FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in common stocks selected for their growth potential. The primary aim of the strategy is to outperform the Fund's benchmark index.

   The Fund pursues its objective by applying a mathematical process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing a portfolio in this manner and continually rebalancing that portfolio to maintain "efficient" weightings, INTECH's mathematical process seeks to create a portfolio that produces returns in excess of its benchmark with an equal or lesser amount of risk.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

                                                         Risk/return summary  43

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The proprietary mathematical process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" or index fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for you as an investor. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction as the benchmark does not result in selecting stocks with continuing volatility or the same tendency to move in the same or opposite direction as the benchmark, as anticipated, the Fund may not outperform the benchmark index.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the Fund's performance during its first full calendar year of operations. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 44  Janus Equity Funds prospectus

JANUS RISK-MANAGED STOCK FUND


      Annual returns for calendar years ended 12/31
                                                                          17.68%
                                                                          2004

      Best Quarter:  4th-2004 9.51%    Worst Quarter:  3rd-2004 0.00%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (2/28/03)
    Janus Risk-Managed Stock Fund
      Return Before Taxes                                         17.68%       26.90%
      Return After Taxes on Distributions                         16.46%       25.73%
      Return After Taxes on Distributions and Sale of Fund
        Shares(1)                                                 12.22%       22.69%
    S&P 500(R) Index(2)                                           10.88%       24.12%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  45

JANUS MID CAP VALUE FUND - INVESTOR SHARES


   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

 46  Janus Equity Funds prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Investor Shares were transferred to Janus Mid Cap Value Fund - Investor Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Mid Cap Value Fund - Investor Shares, the predecessor to Janus Mid Cap Value Fund - Investor Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  47

   JANUS MID CAP VALUE FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                                          21.56%  27.34%  20.52%  (13.09)%  39.33%  18.36%
                                           1999    2000    2001     2002     2003   2004

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.66)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years      (8/12/98)
    Janus Mid Cap Value Fund - Investor Shares
      Return Before Taxes                                  18.36%   17.08%        19.13%
      Return After Taxes on Distributions                  16.26%   15.86%        17.42%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                     13.30%   14.44%        16.02%
    Russell Midcap(R) Value Index(2)                       23.71%   13.48%        11.38%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell Midcap(R) Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2004 and for Berger Mid Cap Value Fund - Investor Shares for the periods prior to April 21, 2003. If Janus Mid Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 48  Janus Equity Funds prospectus

JANUS GLOBAL OPPORTUNITIES FUND

   Janus Global Opportunities Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issuers from at least five different countries, which may include the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,

                                                         Risk/return summary  49
   including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 50  Janus Equity Funds prospectus

   JANUS GLOBAL OPPORTUNITIES FUND


      Annual returns for calendar years ended 12/31
                                                            (15.91)%  38.41%  15.33%
                                                              2002     2003   2004

      Best Quarter:  2nd-2003 22.21%    Worst Quarter:  3rd-2002 (21.31)%



                                    Average annual total return for periods ended 12/31/04
                                    ------------------------------------------------------
                                                                           Since Inception
                                                                  1 year      (6/29/01)
    Janus Global Opportunities Fund
      Return Before Taxes                                         15.33%       10.96%
      Return After Taxes on Distributions(1)                      15.38%       10.94%
      Return After Taxes on Distributions and Sale of Fund
        Shares(2)                                                 10.09%        9.51%
    Morgan Stanley Capital International World Index(SM)(3)       14.72%        3.74%
      (reflects no deduction for expenses, fees or taxes)
                                                                  ----------------------



   (1) The Return After Taxes on Distributions is higher than the Return Before Taxes because of the effect of foreign tax credits.


   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


   (3) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  51

JANUS OVERSEAS FUND

   Janus Overseas Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS OVERSEAS FUND seeks long-term growth of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

 52  Janus Equity Funds prospectus

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                         Risk/return summary  53

   JANUS OVERSEAS FUND


      Annual returns for calendar years ended 12/31
              22.05%  28.83%  18.25%  16.03%  86.06%  (18.57)%  (23.11)%  (23.89)%  36.79%  18.58%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 60.63%    Worst Quarter:  3rd-2001 (20.82)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/2/94)
    Janus Overseas Fund
      Return Before Taxes                        18.58%   (5.02)%    11.99%        11.25%
      Return After Taxes on Distributions        18.50%   (5.66)%    11.30%        10.61%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                   12.39%   (4.37)%    10.45%         9.81%
    Morgan Stanley Capital International
      EAFE(R) Index(2)                           20.25%   (1.13)%     5.62%         5.25%
      (reflects no deduction for expenses, fees
        or taxes)
    Morgan Stanley Capital International
      EAFE(R) Growth Index(3)                    16.12%   (6.03)%     3.15%         2.85%(4)
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

   (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities. The MSCI EAFE(R) Index (Europe, Australasia and the Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance.
   (4) The average annual total return was calculated based on historical information from April 30, 1994 to December 31, 2004 for the MSCI EAFE(R) Growth Index.

 54  Janus Equity Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  55

JANUS WORLDWIDE FUND

   Janus Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may, under unusual circumstances, invest in fewer than five countries or even a single country. The Fund may have significant exposure to emerging markets.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

 56  Janus Equity Funds prospectus
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund may have significant exposure to foreign markets, including emerging markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  57

   JANUS WORLDWIDE FUND


      Annual returns for calendar years ended 12/31
              21.90%  26.40%  20.48%  25.87%  64.37%  (16.87)%  (22.88)%  (26.01)%  24.23%  5.54%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 42.11%    Worst Quarter:  3rd-2001 (20.80)%



                                        Average annual total return for periods ended 12/31/04
                                        ------------------------------------------------------
                                                                               Since Inception
                                                 1 year   5 years   10 years      (5/15/91)
    Janus Worldwide Fund
      Return Before Taxes                         5.54%   (9.06)%    9.10%         11.29%
      Return After Taxes on Distributions(1)      5.58%   (9.52)%    8.16%         10.32%
      Return After Taxes on Distributions and
        Sale of Fund Shares(2)                    3.91%   (7.48)%    7.67%          9.74%
    Morgan Stanley Capital International World
      Index(SM)(3)                               14.72%   (2.45)%    8.09%          7.97%
      (reflects no deduction for expenses, fees
        or taxes)
                                                 -----------------------------------------


   (1) The Return After Taxes on Distributions is higher than the Return Before Taxes because of the effect of foreign tax credits.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (3) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 58  Janus Equity Funds prospectus

FEES AND EXPENSES


   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. Expense information shown for Janus Triton Fund and Janus Research Fund reflects estimated annualized expenses the Funds expect to incur during their initial fiscal year. For all other Funds, the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect reductions in the Funds' management fees, where applicable, effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.


   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Overseas Fund or Janus Worldwide Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


                                                         Risk/return summary  59

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales charges...............................................   None
  Redemption fee on shares of Janus Global Life Sciences Fund,
   Janus Global Technology Fund, Janus Risk-Managed Stock
   Fund, Janus Global Opportunities Fund, Janus Overseas Fund
   and Janus Worldwide Fund held for three months or less (as
   a % of amount redeemed)....................................  2.00%(1)
  Exchange fee................................................   None(2)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                   Management    Other     Total Annual Fund    Expense    Net Annual Fund
                                      Fee       Expenses   Operating Expenses   Waivers   Operating Expenses
  GROWTH
  Janus Fund                         0.64%       0.25%           0.89%            N/A           0.89%
  Janus Enterprise Fund              0.64%       0.39%           1.03%            N/A           1.03%
  Janus Mercury Fund                 0.64%       0.32%           0.96%            N/A           0.96%
  Janus Olympus Fund                 0.64%       0.38%           1.02%            N/A           1.02%
  Janus Orion Fund                   0.64%       0.44%           1.08%            N/A           1.08%
  Janus Triton Fund                  0.64%       0.55%(3)        1.19%(4)        0.00%          1.19%(4)
  SPECIALTY GROWTH
  Janus Global Life Sciences Fund    0.64%       0.37%           1.01%            N/A           1.01%
  Janus Global Technology Fund       0.64%       0.42%           1.06%            N/A           1.06%
  CORE
  Janus Balanced Fund                0.55%       0.25%           0.80%            N/A           0.80%
  Janus Contrarian Fund(5)           0.64%       0.33%           0.97%            N/A           0.97%
  Janus Core Equity Fund             0.60%       0.34%           0.94%            N/A           0.94%
  Janus Growth and Income Fund       0.62%       0.28%           0.90%            N/A           0.90%
  Janus Research Fund                0.64%       0.83%(3)        1.47%(4)        0.22%          1.25%(4)
  RISK-MANAGED
  Janus Risk-Managed Stock Fund      0.50%(6)    0.48%(7)        0.98%            N/A           0.98%
  VALUE
  Janus Mid Cap Value Fund -
    Investor Shares                  0.64%       0.30%(7)        0.94%            N/A           0.94%
  INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund    0.64%       0.44%           1.08%            N/A           1.08%
  Janus Overseas Fund                0.64%       0.28%           0.92%            N/A           0.92%
  Janus Worldwide Fund               0.60%       0.28%           0.88%            N/A           0.88%


  (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (2) An exchange of Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Risk-Managed Stock Fund, Janus Global Opportunities Fund, Janus Overseas Fund or Janus Worldwide Fund shares held for three months or less may be subject to the Funds' 2% redemption fee.

  (3) Since the Fund had not commenced operations as of October 31, 2004, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.


  (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to a certain limit until at least March 1, 2006. The expense waivers shown reflect the application of such limit. The expense waivers are detailed in the Statement of Additional Information.


  (5) Formerly named Janus Special Equity Fund.


  (6) Janus Capital's voluntary waiver of the Fund's management fee terminated June 25, 2004.


  (7) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 60  Janus Equity Funds prospectus

  EXAMPLES:

  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  GROWTH
  Janus Fund                                              $ 91      $284      $493      $1,096
  Janus Enterprise Fund                                   $105      $328      $569      $1,259
  Janus Mercury Fund                                      $ 98      $306      $531      $1,178
  Janus Olympus Fund                                      $104      $325      $563      $1,248
  Janus Orion Fund                                        $110      $343      $595      $1,317
  Janus Triton Fund                                       $121      $378       N/A         N/A
  SPECIALTY GROWTH
  Janus Global Life Sciences Fund                         $103      $322      $558      $1,236
  Janus Global Technology Fund                            $108      $337      $585      $1,294
  CORE
  Janus Balanced Fund                                     $ 82      $255      $444      $  990
  Janus Contrarian Fund(1)                                $ 99      $309      $536      $1,190
  Janus Core Equity Fund                                  $ 96      $300      $520      $1,155
  Janus Growth and Income Fund                            $ 92      $287      $498      $1,108
  Janus Research Fund                                     $150      $465       N/A         N/A
  RISK-MANAGED
  Janus Risk-Managed Stock Fund                           $100      $312      $542      $1,201
  VALUE
  Janus Mid Cap Value Fund - Investor Shares              $ 96      $300      $520      $1,155
  INTERNATIONAL & GLOBAL
  Janus Global Opportunities Fund                         $110      $343      $595      $1,317
  Janus Overseas Fund                                     $ 94      $293      $509      $1,131
  Janus Worldwide Fund                                    $ 90      $281      $488      $1,084


  (1) Formerly named Janus Special Equity Fund.

                                                         Risk/return summary  61

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE FUNDS MANAGED BY JANUS?


   Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if its investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.



   In the case of Janus Contrarian Fund and Janus Global Opportunities Fund, the investment personnel will emphasize investments in companies with attractive prices compared to their free cash flow. Each Fund's investment personnel will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



   Janus Balanced Fund and Janus Growth and Income Fund may each emphasize varying degrees of income. Realization of income is not a significant consideration when choosing investments for the other Funds, and income realized on such Funds' investments may be incidental to their objectives. In the case of Janus Balanced Fund and Janus Growth and Income Fund, the investment personnel may consider dividend-paying characteristics to a greater degree in selecting common stocks.


 62  Janus Equity Funds prospectus

2. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR JANUS RISK-MANAGED STOCK FUND?

   INTECH applies a mathematical portfolio management process to construct an investment portfolio for the Fund. INTECH developed the formulas underlying this mathematical process.

   The mathematical process is designed to take advantage of market volatility (variation in stock prices), rather than using research or market/economic trends to predict the future returns of stocks. The process seeks to generate a return in excess of the Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical process involves:

   - selecting stocks primarily from stocks within the Fund's benchmark;

   - periodically determining an optimal weighting of the stocks and rebalancing to the optimal weighting; and

   - monitoring the total risk and volatility of the Fund's holdings with respect to the benchmark index.

   INTECH seeks to outperform the Fund's benchmark index through its mathematical process. INTECH seeks to identify stocks for the Fund's portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical process used by INTECH may not achieve the desired results.

   The Fund may use exchange traded funds, as well as futures, options and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

3. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR JANUS MID CAP VALUE FUND?


   Janus Mid Cap Value Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


4. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such

                                   Principal investment strategies and risks  63
   as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

5. WHAT IS A "SPECIAL SITUATION"?


   Each Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.


6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Janus Enterprise Fund, Janus Triton Fund and Janus Mid Cap Value Fund. Although the other Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund and Janus Worldwide Fund) are more likely to invest in larger, more established issuers.


7. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?


   Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the investment personnel believe have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care,


 64  Janus Equity Funds prospectus
   nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

8. WHAT IS JANUS GLOBAL TECHNOLOGY FUND'S INDUSTRY POLICY?


   Janus Global Technology Fund will not concentrate its investments in any particular industry or group of related industries. As a result, its investment personnel may have more flexibility to find companies that they believe will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Fund may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.



9. HOW DO THE INVESTMENT PERSONNEL FOR JANUS CONTRARIAN FUND, JANUS MID CAP VALUE FUND AND JANUS GLOBAL OPPORTUNITIES FUND DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



   A company may be undervalued when, in the opinion of the Funds' investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


10. HOW DO JANUS BALANCED FUND AND JANUS GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?


   Janus Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the investment personnel believe have income potential. As a result, Janus Balanced Fund is expected to be less volatile than Janus Growth and Income Fund. Janus Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund.


11. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   Janus Balanced Fund and Janus Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolios based on

                                   Principal investment strategies and risks  65
   the investment personnels' analyses of relevant market, financial and economic conditions. If the investment personnel believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Janus Balanced Fund's growth component will normally be 50-60% of its net assets. Janus Growth and Income Fund's growth component will normally be up to 75% of its net assets. In addition, the Funds' income component may consist of dividend paying stocks which exhibit growth characteristics.


12. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?

   The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential.

13. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


   The income component of Janus Balanced Fund's holdings will consist primarily of fixed-income securities while Janus Growth and Income Fund's income component will consist largely of equities and other securities that the investment personnel believe have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or the investment personnel believe they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Janus Growth and Income Fund's income component may also exhibit growth characteristics.


14. HOW DO INTEREST RATES AFFECT THE VALUE OF MY JANUS BALANCED FUND OR JANUS GROWTH AND INCOME FUND INVESTMENT?

   The income component of Janus Balanced Fund's and Janus Growth and Income Fund's holdings includes fixed-income securities. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid

 66  Janus Equity Funds prospectus
   securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


   WAITING PERIOD


   Janus Research Fund is subject to a waiting period policy. Pursuant to the policy, the Fund may be subject to a waiting period prior to purchases or sales of securities in order to attempt to provide equitable dissemination of the Research Team's ideas to other Janus fund investment personnel. A waiting period may not be applicable where the idea is already disseminated among other Janus fund investment personnel. Any waiting period may adversely affect the purchase or sale price of a security, due to the time delay. This may, in turn, affect the return on your investment in the Fund.


   CASH POSITION
   Janus Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Janus Risk-Managed Stock Fund may use exchange traded funds as well as futures, options and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


   Except as described above for Janus Risk-Managed Stock Fund, the Funds may not always stay fully invested in stocks and bonds. For example, when a Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the Funds' investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.



   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


                                   Principal investment strategies and risks  67

   OTHER TYPES OF INVESTMENTS
   To achieve their objectives, the Funds invest primarily in domestic and foreign equity securities. Janus Balanced Fund and Janus Growth and Income Fund also invest in equity securities with varying degrees of emphasis on income. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of Janus Contrarian Fund's, Janus Core Equity Fund's, Janus Risk-Managed Stock Fund's and Janus Mid Cap Value Fund's assets and less than 35% of each other Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of a Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

 68  Janus Equity Funds prospectus

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   PORTFOLIO TURNOVER

   The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever its investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   The rebalancing technique used by Janus Risk-Managed Stock Fund may result in a higher portfolio turnover compared to a "buy and hold" or index fund strategy. INTECH periodically rebalances the stocks in the portfolio to their optimal weighting versus the Fund's benchmark index, as determined by INTECH's mathematical process.

   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

                                   Principal investment strategies and risks  69

RISKS

   Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's and Janus Global Technology Fund's performance may also be affected by industry risk to a greater extent than the other Funds.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFICATION CLASSIFICATION OF JANUS ORION FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS CONTRARIAN FUND AND JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUNDS' RISK PROFILE?


   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund. Since Janus Orion Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry. In the life sciences, for example, many companies are subject to government regulation and approval of their

 70  Janus Equity Funds prospectus
   products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

   Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, this Fund may be more volatile than a less concentrated portfolio. Although the other Funds offered by this Prospectus do not "concentrate" in a specific group of industries, each may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of Janus Contrarian Fund, Janus Mid Cap Value Fund and Janus Global Opportunities Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

                                   Principal investment strategies and risks  71

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

5. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


   Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Janus Orion Fund and Janus Contrarian Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities.


 72  Janus Equity Funds prospectus

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

7. HOW DO THE FUNDS TRY TO REDUCE RISK?


   The Funds may use futures, options, swap agreements and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


   Janus Risk-Managed Stock Fund's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

   Janus Risk-Managed Stock Fund normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may use futures and options and

                                   Principal investment strategies and risks  73
   may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

8. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 74  Janus Equity Funds prospectus

                               JANUS EQUITY FUNDS

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Funds
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Funds. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing,

 76  Janus Equity Funds prospectus
   which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements.


   Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through

                                                         Shareholder's guide  77
   certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES


   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may exchange shares of a Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND or JANUS WORLDWIDE FUND of shares held for three months or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."

 78  Janus Equity Funds prospectus

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE


   Redemptions (and exchanges) of shares from JANUS GLOBAL LIFE SCIENCES FUND, JANUS GLOBAL TECHNOLOGY FUND, JANUS RISK-MANAGED STOCK FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND or JANUS WORLDWIDE FUND held for three months or less may be subject to the Funds' 2.00% redemption fee. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions,


                                                         Shareholder's guide  79
   market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.



   Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Funds.


   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.


   In addition to the circumstances noted above, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.


EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions

 80  Janus Equity Funds prospectus
   placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, effectively conceal the identity of individual investors and their transactions from the Funds and their agents.



   The Funds attempt to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."




   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect


                                                         Shareholder's guide  81
   excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.


   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements

 82  Janus Equity Funds prospectus
   in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.


   The Funds' policies and procedures regarding excessive trading may be modified at any time.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings


                                                         Shareholder's guide  83
   will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. Most Funds disclose their top ten portfolio holdings. However, Janus Orion Fund, Janus Global Life Sciences Fund and Janus Global Technology Fund disclose only their top five portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus.

 84  Janus Equity Funds prospectus

   Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  85

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments for all the Funds except Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund. Enhanced Investment Technologies, LLC ("INTECH") is responsible for the day-to-day management of the investment portfolio of Janus Risk-Managed Stock Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of the investment portfolio of Janus Mid Cap Value Fund. Janus Capital provides certain administrative and other services and is responsible for the other business affairs of all the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or

 86  Janus Equity Funds prospectus
   other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

                                                     Management of the Funds  87

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Janus Capital pays INTECH a subadvisory fee from its management fee for managing Janus Risk-Managed Stock Fund. Janus Mid Cap Value Fund pays Perkins a subadvisory fee directly.


   Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).



                                                         Average Daily          Annual Management
                                                           Net Assets               Fee Rate
Fund Name                                                   of Fund             Percentage (%)(1)
-------------------------------------------------------------------------------------------------
GROWTH
   Janus Fund                                           All Asset Levels              0.64
   Janus Enterprise Fund                                All Asset Levels              0.64
   Janus Mercury Fund                                   All Asset Levels              0.64
   Janus Olympus Fund                                   All Asset Levels              0.64
   Janus Orion Fund                                     All Asset Levels              0.64
   Janus Triton Fund                                    All Asset Levels              0.64(2)
SPECIALTY GROWTH
   Janus Global Life Sciences Fund                      All Asset Levels              0.64
   Janus Global Technology Fund                         All Asset Levels              0.64
CORE
   Janus Balanced Fund                                  All Asset Levels              0.55
   Janus Contrarian Fund(3)                             All Asset Levels              0.64
   Janus Core Equity Fund                               All Asset Levels              0.60
   Janus Growth and Income Fund                         All Asset Levels              0.62
   Janus Research Fund                                  All Asset Levels              0.64(2)
RISK-MANAGED
   Janus Risk-Managed Stock Fund                        All Asset Levels              0.50
VALUE
   Janus Mid Cap Value Fund                             All Asset Levels              0.64
INTERNATIONAL & GLOBAL
   Janus Global Opportunities Fund                      All Asset Levels              0.64
   Janus Overseas Fund                                  All Asset Levels              0.64
   Janus Worldwide Fund                                 All Asset Levels              0.60
-------------------------------------------------------------------------------------------------


(1) Effective July 1, 2004, Janus Capital reduced each Fund's management fee as set forth in each Fund's Investment Advisory Agreement to the amount reflected.

(2) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of any expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.


(3) Formerly named Janus Special Equity Fund.


 88  Janus Equity Funds prospectus

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund and Janus Mid Cap Value Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISERS

   ENHANCED INVESTMENT TECHNOLOGIES, LLC serves as subadviser to Janus Risk-Managed Stock Fund. INTECH, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH.


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Janus Mid Cap Value Fund, and has served in such capacity since the Fund's inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as to other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


INVESTMENT PERSONNEL

JANUS PORTFOLIO MANAGERS

JONATHAN D. COLEMAN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Enterprise
     Fund. He is also Portfolio Manager of other Janus accounts. Mr. Coleman served as Co-Portfolio Manager for Janus Venture Fund from 1997 through 2000. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  89

DAVID J. CORKINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Mercury Fund, which he has managed since February 2003. Mr. Corkins is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1995 as a research analyst. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.

DAVID C. DECKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Contrarian
     Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master's of Business Administration degree with an emphasis in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analysis designation.

C. MIKE LU
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Technology Fund, which he has managed since inception. Mr. Lu is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lu holds a Bachelor of Arts degree in History and a Bachelor of Arts degree in Economics from Yale University. Mr. Lu has earned the right to use the Chartered Financial Analyst designation.

BRENT A. LYNN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Overseas
     Fund, for which he has served as Co-Manager or Manager since January
     2001. Mr. Lynn is also Portfolio Manager of other Janus accounts. He joined Janus Capital as a research analyst in 1991. Mr. Lynn holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation.

 90  Janus Equity Funds prospectus

THOMAS R. MALLEY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Life Sciences Fund, which he has managed since inception. Mr. Malley is also Portfolio Manager of other Janus accounts. He joined Janus Capital in
     1991 as a research analyst. Mr. Malley holds a Bachelor of Science degree in Biology from Stanford University. Mr. Malley has earned the right to use the Chartered Financial Analyst designation.

KAREN L. REIDY
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Balanced Fund and Janus Core Equity Fund. She is also Portfolio Manager of other Janus accounts. Ms. Reidy joined Janus Capital in 1995 as a research analyst.
     Ms. Reidy holds an undergraduate degree in Accounting from the University of Colorado. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.

BLAINE P. ROLLINS
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Fund, which he has managed since January 2000. Mr. Rollins served as Executive Vice President and Portfolio Manager of Janus Balanced Fund from January 1996 through December 1999, and as Executive Vice President and Portfolio Manager of Janus Equity Income Fund from June 1996 through December
     1999. Mr. Rollins is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Science degree in Finance from the University of Colorado. Mr. Rollins has earned the right to use the Chartered
     Financial Analyst designation.

RON SACHS
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Orion Fund and Janus Triton Fund, which he has managed since inception. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Mr. Sachs holds an undergraduate degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.


                                                     Management of the Funds  91

MINYOUNG SOHN
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund. He is also Portfolio Manager of other Janus accounts. Mr.
     Sohn joined Janus Capital in 1998 as a research analyst. He holds a Bachelor of Arts degree (cum laude) in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

JASON P. YEE
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Global Opportunities Fund and Janus Worldwide Fund, which he has managed since inception and July 2004, respectively. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus in July 1992, working as a research analyst until April 1996. From April 1996 to April 2000, Mr.
     Yee was a portfolio manager and managing director at Bee & Associates.
     He re-joined Janus in April 2000. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee has earned the right to use the Chartered Financial Analyst designation.

CLAIRE YOUNG
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Olympus Fund, which she has managed since August 1997. She is also Portfolio Manager of other Janus accounts. Ms. Young joined Janus Capital in January 1992. Ms. Young holds a Bachelor of Science degree in Electrical Engineering from Yale University. Ms. Young has earned the right to use the Chartered Financial Analyst designation.


RESEARCH TEAM

--------------------------------------------------------------------------------

     The Research Team selects investments for Janus Research Fund. The names of all Research Team members are available on www.janus.com. Janus' Director of Research, James P. Goff, leads the team and is responsible for day-to-day operations of the Fund. Mr. Goff holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. He was portfolio manager of Janus Enterprise Fund from its inception in September 1992 until February 2002 and co-managed Janus Venture Fund from December 1993 until February 1997. Previously, Mr. Goff was a Janus research analyst from July 1988 to September 1992. He has earned the right to use the Chartered Financial Analyst designation.


 92  Janus Equity Funds prospectus

JANUS ASSISTANT PORTFOLIO MANAGERS

ANDREW ACKER
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Life Sciences Fund. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree (magna cum laude) in Biochemical Sciences from Harvard College, where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration from Harvard Business School. Mr. Acker has earned the right to use the Chartered Financial Analyst designation.

MATTHEW ANKRUM
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Contrarian Fund. He joined Janus Capital in 1996 as a research analyst. Mr. Ankrum holds a Bachelor's degree in Finance from the University of Wisconsin and received a Master's degree in Business Administration with honors from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

BRIAN DEMAIN
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager for Janus Enterprise Fund. He served as Assistant Portfolio Manager of Janus Olympus Fund from October 2003 to August 2004. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain has earned the right to use the Chartered Financial Analyst designation.

DOUGLAS A. KIRKPATRICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Worldwide Fund. He joined Janus Capital in 2001 as an equity research analyst. Prior to joining Janus,
     Mr. Kirkpatrick worked as an analyst for Artisan Partners LP from 1997 to 2001. Mr. Kirkpatrick holds Bachelor's degrees in Mechanical
     Engineering and Political Science from Rice University, a Master's degree in Environmental Engineering from the University of Houston and a Master of Business Administration degree from the University of
     California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.
                                                     Management of the Funds  93

GREGORY R. KOLB
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Global Opportunities Fund and
     Janus Worldwide Fund. He joined Janus Capital in August 2001 as an equity research analyst. Prior to joining Janus Capital, Mr. Kolb was an associate director in UBS Warburg's Financial Institutions Investment Banking Group and an analyst on Lehman Brothers' Global Mergers & Acquisitions Team. Mr. Kolb holds a Bachelor's degree in Business Administration from Miami University (of Ohio) where he graduated magna cum laude with honors.

GARTH YETTICK
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Overseas Fund. Prior to joining Janus in 1997, Mr. Yettick was a management consultant with First
     Manhattan Consulting Group from 1994 to 1997. He holds a Bachelor's degree (magna cum laude) in Computer Science and Mathematics from Harvard College, where he was elected to Phi Beta Kappa. He has earned the right to use the Chartered Financial Analyst designation.


INTECH


   No one person of the investment team is primarily responsible for implementing the investment strategies of Janus Risk-Managed Stock Fund. The team of investment professionals at INTECH work together to implement the mathematical portfolio management process. E. Robert Fernholz is Chief Investment Officer of INTECH. Dr. Fernholz joined INTECH in June of 1987, and was formerly Director of Research at Metropolitan Securities. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. He has held various academic positions in Mathematics and Statistics at Princeton University, City University of New York, Universidad de Buenos Aires and University of Washington. Dr. Fernholz published a paper in the May 1982 Journal of Finance that became the basis for INTECH's portfolio process. He has 21 years of investment experience.

 94  Janus Equity Funds prospectus

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

                                                     Management of the Funds  95

PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY INTECH

   The following chart shows the historical performance of the INTECH Large Cap Core Aggressive Composite and the INTECH Large Cap Core Composite. The accounts in the Composites have investment objectives, policies and strategies that are substantially similar to those of Janus Risk-Managed Stock Fund. Both Composites and the Fund are managed using INTECH's Large Cap Core Strategy and use the S&P 500(R) Index as their benchmark index. Both Composites and the Fund seek to outperform the benchmark index while managing downside risk. The Large Cap Core Aggressive version of the strategy and the Fund seek this goal in a more aggressive manner and are expected to have portfolio characteristics (e.g., beta and weightings) that differ from the index to a greater degree than the Large Cap Core Composite. Accordingly, their performance is expected to be more volatile relative to the benchmark index.


   As of December 31, 2004, the INTECH Large Cap Core Aggressive Composite consisted of 4 advisory accounts, including 3 mutual fund portfolios. As of this date, the total assets of the INTECH Large Cap Core Aggressive Composite were approximately $942.9 million. The Janus mutual funds for which INTECH acts as subadviser are included in the INTECH Large Cap Core Aggressive Composite. As of December 31, 2004, the INTECH Large Cap Core Composite consisted of 34 advisory accounts. As of this date, the total assets of the INTECH Large Cap Core Composite were approximately $7.4 billion. All accounts that have investment objectives, policies and strategies that are substantially similar to the Fund's are included in these Composites. The performance shows the historical track record of INTECH and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composites and not the Fund.


   The performance shown is after advisory fees and transaction costs charged to the accounts in each Composite have been deducted. Janus Risk-Managed Stock Fund's fees and expenses are generally expected to be higher than those reflected in the Composites, which would reduce performance. Except for the mutual fund accounts, the accounts in the Composites were not subject to the investment limitations, diversification requirements or other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the Composites' performance. Except for the mutual fund accounts, the fees and expenses of the Composites do not include custody fees or other expenses normally paid by

 96  Janus Equity Funds prospectus
   mutual funds, including Janus Risk-Managed Stock Fund. If these fees and expenses were included, returns would be lower.



                                                   Average annual total returns for periods ended 12/31/04
                                                   -------------------------------------------------------
                                                                                     Since      Inception
                                                  1 Year    5 Years    10 Years    Inception     Date(1)
  INTECH Large Cap Core Aggressive Composite      17.01%        N/A        N/A       5.04%      07/31/2001
  S&P 500(R) Index(2)                             10.88%        N/A        N/A       1.72%      07/31/2001
  INTECH Large Cap Core Composite                 15.15%      1.22%     13.70%      12.06%      06/30/1987
  S&P 500(R) Index(2)                             10.88%    (2.30)%     12.07%      10.80%      06/30/1987


(1) Total returns and expenses are not annualized for the first year of operations.
(2) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                     Management of the Funds  97

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Investor Shares of Janus Mid Cap Value Fund which are available to the general public. Institutional Shares of Janus Mid Cap Value Fund are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to the Fund's Institutional Shares prospectus. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-525-0020.

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds.

 98  Janus Equity Funds prospectus

   Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf


                                                           Other information  99
   of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information

 100  Janus Equity Funds prospectus
   about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                          Other information  101

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS


   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. For Janus Balanced Fund and Janus Growth and Income Fund, the date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details.


   DISTRIBUTION SCHEDULE

                                  Dividends                    Capital Gains
    Janus Balanced Fund and       Normally declared and        Normally declared and
    Janus Growth and Income Fund  distributed in March, June,  distributed in December
                                  September and December
    --------------------------------------------------------------------------------------
    All other Equity Funds        Normally declared and        Normally declared and
                                  distributed in December      distributed in December

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have

 102  Janus Equity Funds prospectus
   participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                                    Distributions and taxes  103

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 104  Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



   The information for Janus Mid Cap Value Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on April 21, 2003. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, Janus Mid Cap Value Fund changed its fiscal year end to October 31.



   No financial highlights are presented for Janus Triton Fund and Janus Research Fund because they did not commence operations until February 25, 2005.


                                                       Financial highlights  105

JANUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $22.52       $18.39        $22.11        $44.00       $42.78
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.17         4.13        (3.72)       (17.50)         6.44
 Total from investment operations                  0.17         4.13        (3.72)       (17.50)         6.44
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --            --            --           --
 Distributions (from capital gains)                  --           --            --        (4.39)       (5.22)
 Total distributions                                 --           --            --        (4.39)       (5.22)
 NET ASSET VALUE, END OF PERIOD                  $22.69       $22.52        $18.39        $22.11       $44.00
 Total return                                     0.75%(2)    22.46%      (16.82)%      (43.42)%       15.60%
 Net assets, end of period (in millions)        $13,277      $17,426       $16,320       $23,513      $46,468
 Average net assets for the period (in
  millions)                                     $15,433      $16,207       $21,651       $34,255      $45,103
 Ratio of gross expenses to average net
  assets(3)                                       0.90%        0.89%         0.85%         0.84%        0.85%
 Ratio of net expenses to average net assets      0.90%        0.89%         0.84%         0.83%        0.84%
 Ratio of net investment income/(loss) to
  average net assets                            (0.17)%      (0.17)%       (0.24)%       (0.16)%      (0.19)%
 Portfolio turnover rate                            21%          22%           27%           51%          65%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 106  Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $30.02       $22.93        $29.67        $68.41       $58.64
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.71         7.09        (6.74)       (38.74)        13.10
 Total from investment operations                   3.71         7.09        (6.74)       (38.74)        13.10
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --            --            --           --
 Distributions (from capital gains)                   --           --            --            --       (3.33)
 Total distributions                                  --           --            --            --       (3.33)
 NET ASSET VALUE, END OF PERIOD                   $33.73       $30.02        $22.93        $29.67       $68.41
 Total return                                     12.36%       30.92%      (22.72)%      (56.63)%       22.29%
 Net assets, end of period (in millions)          $1,680       $1,917        $1,854        $3,072       $8,085
 Average net assets for the period (in
  millions)                                       $1,796       $1,742        $2,518        $4,858       $7,266
 Ratio of gross expenses to average net
  assets(2)                                        1.04%        1.02%         0.93%         0.92%        0.90%
 Ratio of net expenses to average net assets       1.03%        1.02%         0.90%         0.90%        0.88%
 Ratio of net investment income/(loss) to
  average net assets                             (0.46)%      (0.46)%       (0.43)%       (0.55)%      (0.65)%
 Portfolio turnover rate                             27%          32%           64%           85%          80%
--------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  107

JANUS MERCURY FUND
-------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                 2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $18.14       $14.92        $19.14        $40.59       $35.65
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(1)        --(1)         --(1)       0.04         0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.34         3.22        (4.18)       (17.05)         8.18
 Total from investment operations                  1.34         3.22        (4.18)       (17.01)         8.21
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --        (0.04)        (0.03)           --
 Distributions (from capital gains)                  --           --            --        (4.41)       (3.27)
 Total distributions                                 --           --        (0.04)        (4.44)       (3.27)
 NET ASSET VALUE, END OF PERIOD                  $19.48       $18.14        $14.92        $19.14       $40.59
 Total return                                     7.39%       21.58%      (21.88)%      (46.21)%       22.99%
 Net assets, end of period (in millions)         $4,472       $5,282        $5,034        $7,910      $16,348
 Average net assets for the period (in
  millions)                                      $5,007       $5,089        $6,784       $11,243      $15,904
 Ratio of gross expenses to average net
  assets(2)                                       0.97%        0.96%         0.94%         0.89%        0.89%
 Ratio of net expenses to average net assets      0.97%        0.95%         0.92%         0.88%        0.88%
 Ratio of net investment income/(loss) to
  average net assets                            (0.26)%      (0.31)%       (0.07)%         0.16%        0.08%
 Portfolio turnover rate                            43%          54%           97%           83%          71%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 108  Janus Equity Funds prospectus

JANUS OLYMPUS FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $25.22       $20.60        $24.59        $50.50      $40.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)       0.13        0.21
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.08         4.62        (3.88)       (25.42)       11.21
 Total from investment operations                   1.08         4.62        (3.88)       (25.29)       11.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --        (0.11)        (0.23)      (0.01)
 Distributions (from capital gains)                   --           --            --        (0.39)      (1.78)
 Total distributions                                  --           --        (0.11)        (0.62)      (1.79)
 NET ASSET VALUE, END OF PERIOD                   $26.30       $25.22        $20.60        $24.59      $50.50
 Total return                                      4.28%(2)    22.38%      (15.89)%      (50.61)%      28.05%
 Net assets, end of period (in millions)          $2,360       $2,772        $2,136        $3,074      $7,696
 Average net assets for the period (in
  millions)                                       $2,576       $2,379        $2,883        $4,767      $7,594
 Ratio of gross expenses to average net
  assets(3)                                        1.03%        0.99%         0.94%         0.91%       0.91%
 Ratio of net expenses to average net assets       1.03%        0.98%         0.91%         0.89%       0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.36)%      (0.14)%       (0.13)%         0.34%       0.51%
 Portfolio turnover rate                             76%          84%           90%          118%         96%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  109

JANUS ORION FUND
--------------------------------------------------------------------------------------------------------------
                                                               Years or Period ended October 31
                                                 2004         2003          2002          2001        2000(1)
 NET ASSET VALUE, BEGINNING OF PERIOD             $5.64        $4.33         $5.21         $8.81        $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        --(2)        --(2)         --(2)         --(2)       0.02
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.61         1.31        (0.88)        (3.58)        (1.21)
 Total from investment operations                  0.61         1.31        (0.88)        (3.58)        (1.19)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              --           --            --        (0.02)            --
 Distributions (from capital gains)                  --           --            --            --            --
 Total distributions                                 --           --            --        (0.02)            --
 NET ASSET VALUE, END OF PERIOD                   $6.25        $5.64         $4.33         $5.21         $8.81
 Total return(3)                                 10.82%(4)    29.95%      (16.70)%      (40.69)%      (11.90)%
 Net assets, end of period (in millions)           $530         $514          $421          $602        $1,128
 Average net assets for the period (in
  millions)                                        $540         $431          $562          $762        $1,087
 Ratio of gross expenses to average net
  assets(5)(6)                                    1.09%        1.10%         1.09%         1.06%         1.14%
 Ratio of net expenses to average net
  assets(5)                                       1.08%        1.08%         1.04%         1.03%         1.12%
 Ratio of net investment income/(loss) to
  average net assets                            (0.05)%      (0.43)%       (0.30)%       (0.06)%         0.82%
 Portfolio turnover rate(5)                         69%          72%          161%          206%           35%
--------------------------------------------------------------------------------------------------------------



(1) Fiscal period from June 30, 2000 (inception) through October 31, 2000.


(2) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(3) Total return is not annualized for periods of less than one full year.

(4) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(5) Annualized for periods of less than one full year.


(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 110  Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $14.61       $12.82        $16.96        $22.41      $11.97
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)     0.02
 Net gain/(loss) on securities (both realized
  and unrealized)                                   1.47         1.79        (4.14)        (5.43)       10.42
 Total from investment operations                   1.47         1.79        (4.14)        (5.43)       10.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --            --        (0.02)          --
 Distributions (from capital gains)                   --           --            --            --          --
 Redemption fees                                      --(2)        --(2)        N/A           N/A         N/A
 Total distributions and other                        --           --            --        (0.02)          --
 NET ASSET VALUE, END OF PERIOD                   $16.08       $14.61        $12.82        $16.96      $22.41
 Total return                                     10.06%(3)    13.87%      (24.35)%      (24.26)%      87.22%
 Net assets, end of period (in millions)          $1,183       $1,264        $1,390        $2,415      $4,267
 Average net assets for the period (in
  millions)                                       $1,288       $1,296        $1,928        $2,958      $2,987
 Ratio of gross expenses to average net
  assets(4)                                        1.02%        0.99%         0.89%         0.93%       0.97%
 Ratio of net expenses to average net assets       1.01%        0.98%         0.88%         0.91%       0.94%
 Ratio of net investment income/(loss) to
  average net assets                             (0.52)%      (0.28)%       (0.42)%       (0.32)%       0.14%
 Portfolio turnover rate                             78%         135%           73%           84%        147%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  111

JANUS GLOBAL TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $10.44        $7.41        $10.83        $27.44      $20.95
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.02           --(1)     (0.01)          0.36      (0.02)
 Net gain/(loss) on securities (both realized
  and unrealized)                                 (0.76)         3.03        (3.41)       (16.64)        6.71
 Total from investment operations                 (0.74)         3.03        (3.42)       (16.28)        6.69
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)               --           --            --        (0.16)      (0.02)
 Distributions (from capital gains)                   --           --            --            --      (0.18)
 Tax return of capital                                --           --            --        (0.17)          --
 Redemption fees                                      --(2)        --(2)        N/A           N/A         N/A
 Total distributions and other                        --           --            --        (0.33)      (0.20)
 NET ASSET VALUE, END OF PERIOD                    $9.70       $10.44         $7.41        $10.83      $27.44
 Total return                                    (7.09)%(3)    41.08%      (31.67)%      (59.95)%      31.99%
 Net assets, end of period (in millions)          $1,255       $1,656        $1,250        $2,276      $7,564
 Average net assets for the period (in
  millions)                                       $1,481       $1,333        $1,907        $4,010      $8,884
 Ratio of gross expenses to average net
  assets(4)                                        1.07%        1.07%         0.96%         0.92%       0.91%
 Ratio of net expenses to average net assets       1.07%        1.06%         0.94%         0.90%       0.90%
 Ratio of net investment income/(loss) to
  average net assets                             (0.37)%      (0.27)%       (0.14)%         0.55%       0.17%
 Portfolio turnover rate                             24%          48%           66%           60%         47%
-------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 112  Janus Equity Funds prospectus

JANUS BALANCED FUND
-------------------------------------------------------------------------------------------------------------
                                                                      Years ended October 31
                                                      2004        2003        2002         2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $19.34      $18.08       $19.27       $22.83      $21.79
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.38        0.38         0.47         0.56        0.61
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.99        1.28       (1.20)       (2.48)        1.33
 Total from investment operations                      1.37        1.66       (0.73)       (1.92)        1.94
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.38)      (0.40)       (0.46)       (0.61)      (0.58)
 Distributions (from capital gains)                      --          --           --       (1.03)      (0.32)
 Total distributions                                 (0.38)      (0.40)       (0.46)       (1.64)      (0.90)
 NET ASSET VALUE, END OF PERIOD                      $20.33      $19.34       $18.08       $19.27      $22.83
 Total return                                         7.11%(1)    9.34%      (3.85)%      (8.83)%       8.93%
 Net assets, end of period (in millions)             $2,849      $3,929       $3,936       $4,410      $4,773
 Average net assets for the period (in millions)     $3,235      $4,004       $4,278       $4,663      $4,072
 Ratio of gross expenses to average net assets(2)     0.87%       0.89%        0.86%        0.85%       0.87%
 Ratio of net expenses to average net assets          0.87%       0.88%        0.84%        0.83%       0.85%
 Ratio of net investment income/(loss) to average
  net assets                                          1.82%       2.00%        2.44%        2.79%       2.92%
 Portfolio turnover rate                                45%         73%          88%         117%         87%
-------------------------------------------------------------------------------------------------------------



(1) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  113

JANUS CONTRARIAN FUND(1)
-------------------------------------------------------------------------------------------------------------
                                                              Years or Period ended October 31
                                                 2004         2003          2002          2001        2000(2)
 NET ASSET VALUE, BEGINNING OF PERIOD            $9.97         $6.95         $8.42        $11.29      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.01            --(3)         --(3)       0.03        0.01
 Net gain/(loss) on securities (both realized
  and unrealized)                                 1.76          3.03        (1.45)        (2.65)        1.28
 Total from investment operations                 1.77          3.03        (1.45)        (2.62)        1.29
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)             --        (0.01)(4)     (0.02)        (0.02)          --
 Distributions (from capital gains)                 --            --            --        (0.23)          --
 Total distributions                                --        (0.01)        (0.02)        (0.25)          --
 NET ASSET VALUE, END OF PERIOD                 $11.74         $9.97         $6.95         $8.42      $11.29
 Total return(5)                                17.75%(6)     43.57%      (17.23)%      (23.61)%      12.90%
 Net assets, end of period (in millions)        $2,384        $2,499        $1,287        $1,955      $3,127
 Average net assets for the period (in
  millions)                                     $2,497        $1,863        $1,808        $2,666      $2,841
 Ratio of gross expenses to average net
  assets(7)(8)                                   0.98%         1.02%         1.01%         0.92%       1.02%
 Ratio of net expenses to average net
  assets(7)                                      0.98%         1.01%         0.98%         0.91%       0.99%
 Ratio of net investment income to average net
  assets(7)                                      0.07%       (0.17)%         0.03%         0.29%       0.14%
 Portfolio turnover rate(7)                        30%           44%           60%           77%         72%
-------------------------------------------------------------------------------------------------------------


(1) Formerly named Janus Special Equity Fund.

(2) Fiscal period from February 29, 2000 (inception) through October 31, 2000.


(3) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.

(4) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(5) Total return is not annualized for periods of less than one full year.

(6) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(7) Annualized for periods of less than one full year.


(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 114  Janus Equity Funds prospectus

JANUS CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $17.04      $14.99        $16.78        $24.25      $22.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.05        0.07          0.11          0.17        0.15
 Net gain/(loss) on securities (both realized
  and unrealized)                                  1.75        2.09        (1.81)        (4.98)        2.25
 Total from investment operations                  1.80        2.16        (1.70)        (4.81)        2.40
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)          (0.06)      (0.11)        (0.09)        (0.13)      (0.14)
 Distributions (from capital gains)                  --          --            --        (2.53)      (0.58)
 Total distributions                             (0.06)      (0.11)        (0.09)        (2.66)      (0.72)
 NET ASSET VALUE, END OF PERIOD                  $18.78      $17.04        $14.99        $16.78      $24.25
 Total return                                    10.61%      14.54%      (10.26)%      (21.70)%      10.65%
 Net assets, end of period (in millions)           $613        $708          $707          $733      $1,027
 Average net assets for the period (in
  millions)                                        $654        $708          $802          $876      $1,019
 Ratio of gross expenses to average net
  assets(1)                                       0.97%       0.97%         0.92%         0.95%       0.95%
 Ratio of net expenses to average net assets      0.97%       0.96%         0.89%         0.93%       0.93%
 Ratio of net investment income/(loss) to
  average net assets                              0.24%       0.40%         0.66%         0.85%       0.65%
 Portfolio turnover rate                            58%         77%           98%          115%        116%
-----------------------------------------------------------------------------------------------------------



(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  115

JANUS GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                   2004        2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $27.12       $23.70        $27.99        $40.88      $36.84
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.07         0.17          0.20          0.32        0.18
 Net gain/(loss) on securities (both realized
  and unrealized)                                   2.17         3.43        (4.28)       (11.24)        5.84
 Total from investment operations                   2.24         3.60        (4.08)       (10.92)        6.02
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)           (0.07)       (0.18)        (0.21)        (0.35)      (0.14)
 Distributions (from capital gains)                   --           --            --        (1.62)      (1.84)
 Total distributions                              (0.07)       (0.18)        (0.21)        (1.97)      (1.98)
 NET ASSET VALUE, END OF PERIOD                   $29.29       $27.12        $23.70        $27.99      $40.88
 Total return                                      8.28%(1)    15.20%      (14.62)%      (27.66)%      16.44%
 Net assets, end of period (in millions)          $5,177       $6,003        $5,328        $6,575      $9,306
 Average net assets for the period (in millions)  $5,568       $5,715        $6,480        $7,758      $8,594
 Ratio of gross expenses to average net
  assets(2)                                        0.92%        0.91%         0.90%         0.87%       0.89%
 Ratio of net expenses to average net assets       0.92%        0.91%         0.88%         0.86%       0.88%
 Ratio of net investment income/(loss) to
  average net assets                               0.24%        0.67%         0.73%         0.96%       0.49%
 Portfolio turnover rate                             41%          50%           49%           59%         41%
-------------------------------------------------------------------------------------------------------------



(1) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 116  Janus Equity Funds prospectus

JANUS RISK-MANAGED STOCK FUND
------------------------------------------------------------------------------------
                                                                  Year or Period
                                                                 ended October 31
                                                               2004          2003(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                         $12.44         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.08           0.01
 Net gain/(loss) on securities (both realized and
  unrealized)                                                   1.75           2.43
 Total from investment operations                               1.83           2.44
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                       (0.03)             --
 Distributions (from capital gains)                           (0.26)             --
 Redemption fees                                                  --(2)          --(2)
 Total distributions and other                                (0.29)             --
 NET ASSET VALUE, END OF PERIOD                               $13.98         $12.44
 Total return(3)                                              15.06%         24.40%
 Net assets, end of period (in millions)                        $182            $89
 Average net assets for the period (in millions)                $130            $51
 Ratio of gross expenses to average net assets(4)(5)           0.69%(6)       1.13%(6)
 Ratio of net expenses to average net assets(4)                0.69%          1.13%
 Ratio of net investment income/(loss) to average net
  assets(4)                                                    0.72%          0.24%
 Portfolio turnover rate(4)                                      71%            39%
------------------------------------------------------------------------------------



(1) Fiscal period from February 28, 2003 (inception) through October 31, 2003.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the period or year end.

(3) Total return is not annualized for periods of less than one full year.
(4) Annualized for periods of less than one full year.

(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(6) The ratio was 1.07% in 2004 and 1.78% in 2003 before waiver of certain fees incurred by the Fund.


                                                       Financial highlights  117

JANUS MID CAP VALUE FUND - INVESTOR SHARES(1)
---------------------------------------------------------------------------------------------------------------
                                                  Year or Period                          Years ended
                                                 ended October 31                        September 30
                                          2004        2003(2)      2003(3)       2002         2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD    $18.94       $15.15       $13.71        $14.30      $14.43      $12.17
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)              0.10         0.03         0.03          0.02        0.06        0.08
 Net gain/(loss) on securities (both
  realized and unrealized)                 3.28         3.76         1.44        (0.23)        1.27        3.46
 Total from investment operations          3.38         3.79         1.47        (0.21)        1.33        3.54
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)  (0.10)           --       (0.03)        (0.03)      (0.10)      (0.04)
 Distributions (from capital gains)          --           --           --        (0.35)      (1.36)      (1.24)
 Total distributions                     (0.10)           --       (0.03)        (0.38)      (1.46)      (1.28)
 NET ASSET VALUE, END OF PERIOD          $22.22       $18.94       $15.15        $13.71      $14.30      $14.43
 Total return(4)                         17.92%(5)    25.02%       10.73%       (1.96)%       9.70%      31.11%
 Net assets, end of period (in
  millions)                              $2,979       $1,494       $1,034          $782        $149         $33
 Average net assets for the period (in
  millions)                              $2,245       $1,262         $962           N/A         N/A         N/A
 Ratio of gross expenses to average net
  assets(6)(7)(8)                         0.94%        1.08%        1.14%(9)      1.17%       1.22%       1.59%
 Ratio of net expenses to average net
  assets(6)(7)                            0.94%        1.08%        1.14%           N/A         N/A         N/A
 Ratio of net investment income/(loss)
  to average net assets(7)                0.56%        0.45%        0.44%         0.28%       0.78%       0.72%
 Portfolio turnover rate(7)                 91%          97%          94%           65%        116%        129%
---------------------------------------------------------------------------------------------------------------


(1) Berger Mid Cap Value Fund prior to reorganization.

(2) May 1, 2003 through October 31, 2003.


(3) October 1, 2002 through April 30, 2003.

(4) Total return is not annualized for periods of less than one full year.

(5) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.


(6) Certain prior year amounts have been reclassified to conform to current year presentation.


(7) Annualized for periods of less than one full year.


(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(9) The ratio was 1.17% in 2003 before waiver of certain fees incurred by the Fund.


 118  Janus Equity Funds prospectus

JANUS GLOBAL OPPORTUNITIES FUND
----------------------------------------------------------------------------------------------------
                                                         Years or Period ended October 31
                                                2004         2003          2002           2001(1)
 NET ASSET VALUE, BEGINNING OF PERIOD          $11.66        $8.64          $9.68          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                    0.03         0.03           0.03            0.02
 Net gain/(loss) on securities (both
   realized and unrealized)                      1.27         3.02         (1.04)          (0.34)
 Total from investment operations                1.30         3.05         (1.01)          (0.32)
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)        (0.03)       (0.04)         (0.02)              --
 Distributions (from capital gains)                --           --         (0.01)              --
 Redemption fees                                   --(2)      0.01            N/A             N/A
 Total distributions and other                 (0.03)       (0.03)         (0.03)              --
 NET ASSET VALUE, END OF PERIOD                $12.93       $11.66          $8.64           $9.68
 Total return(3)                               11.18%       35.51%       (10.59)%         (3.10)%
 Net assets, end of period (in millions)         $207         $144           $149             $63
 Average net assets for the period (in
   millions)                                     $175         $133           $155             $55
 Ratio of gross expenses to average net
   assets(4)(5)                                 1.09%        1.17%          1.19%           1.52%
 Ratio of net expenses to average net
   assets(4)                                    1.09%        1.16%          1.16%           1.50%
 Ratio of net investment income/(loss) to
   average net assets(4)                        0.24%        0.27%          0.40%           0.64%
 Portfolio turnover rate(4)                       37%          31%            84%              0%
----------------------------------------------------------------------------------------------------



(1) Fiscal period from June 29, 2001 (inception) through October 31, 2001.


(2) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(3) Total return is not annualized for periods of less than one full year.


(4) Annualized for periods of less than one full year.


(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  119

JANUS OVERSEAS FUND
-----------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $19.50      $15.44        $18.44        $33.44      $25.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.18        0.24          0.15          0.28        0.01
 Net gain/(loss) on securities (both realized
  and unrealized)                                  2.18        3.98        (3.05)       (11.42)        8.22
 Total from investment operations                  2.36        4.22        (2.90)       (11.14)        8.23
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.24)      (0.16)        (0.10)        (0.20)          --
 Distributions (from capital gains)                  --          --            --        (3.66)      (0.14)
 Redemption fees                                     --(1)       --(1)        N/A           N/A         N/A
 Total distributions and other                   (0.24)      (0.16)        (0.10)        (3.86)      (0.14)
 NET ASSET VALUE, END OF PERIOD                  $21.62      $19.50        $15.44        $18.44      $33.44
 Total return                                    12.24%(2)   27.62%      (15.78)%      (37.09)%      32.59%
 Net assets, end of period (in millions)         $2,090      $2,811        $3,243        $4,989      $9,380
 Average net assets for the period (in
  millions)                                      $2,497      $2,898        $4,446        $6,946      $9,863
 Ratio of gross expenses to average net
  assets(3)                                       0.93%       0.94%         0.91%         0.87%       0.89%
 Ratio of net expenses to average net assets      0.93%       0.94%         0.89%         0.85%       0.88%
 Ratio of net investment income/(loss) to
  average net assets                              0.72%       1.21%         0.69%         0.77%       0.22%
 Portfolio turnover rate                            58%        104%           63%           65%         62%
-----------------------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 120  Janus Equity Funds prospectus

JANUS WORLDWIDE FUND
-------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004        2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $37.34       $32.87        $40.17        $70.74       $58.87
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.30         0.37          0.27          0.39         0.03
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.84         4.41        (7.56)       (24.04)        13.15
 Total from investment operations                  1.14         4.78        (7.29)       (23.65)        13.18
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)          (0.36)       (0.31)        (0.01)        (0.41)       (0.03)
 Distributions (from capital gains)                  --           --            --        (6.51)       (1.28)
 Redemption fees                                     --(1)        --(1)        N/A           N/A          N/A
 Total distributions and other                   (0.36)       (0.31)        (0.01)        (6.92)       (1.31)
 NET ASSET VALUE, END OF PERIOD                  $38.12       $37.34        $32.87        $40.17       $70.74
 Total return                                     3.06%(2)    14.65%      (18.15)%      (36.56)%       22.41%
 Net assets, end of period (in millions)         $7,074      $11,341       $13,465       $20,331      $37,775
 Average net assets for the period (in
  millions)                                      $9,278      $12,124       $18,185       $27,993      $38,727
 Ratio of gross expenses to average net
  assets(3)                                       0.92%        0.93%         0.87%         0.87%        0.88%
 Ratio of net expenses to average net assets      0.92%        0.92%         0.86%         0.85%        0.86%
 Ratio of net investment income/(loss) to
  average net assets                              0.61%        0.99%         0.62%         0.53%        0.13%
 Portfolio turnover rate                           120%         108%           73%           78%          58%
-------------------------------------------------------------------------------------------------------------



(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                       Financial highlights  121

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 122  Janus Equity Funds prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                               Glossary of investment terms  123

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 124  Janus Equity Funds prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Funds may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                               Glossary of investment terms  125
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 126  Janus Equity Funds prospectus

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 132

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


                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES
                            CLOSED TO NEW INVESTORS

                                   Prospectus

Although the Institutional Shares class of the Fund is closed to new investors, current investors of Institutional Shares may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase Institutional Shares of the Fund before your investment is accepted.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

(JANUS LOGO)


                        This Prospectus describes the Janus Mid Cap Value Fund (the "Fund"), a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Mid Cap Value Fund.................................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   11
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   17
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   20
       Shareholder account policies.............................   24

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   25
       Management expenses......................................   26
       Subadviser...............................................   26
       Investment personnel.....................................   27

    OTHER INFORMATION...........................................   28

    DISTRIBUTIONS AND TAXES.....................................   31

    FINANCIAL HIGHLIGHTS........................................   33

    GLOSSARY OF INVESTMENT TERMS................................   35


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

   Janus Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS MID CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund invests primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2004, they ranged from approximately $631 million to $33.8 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

 2  Janus Mid Cap Value Fund prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments may often be focused in a small number of business sectors, which may pose greater market and liquidity risks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Mid Cap Value Fund - Institutional Shares were transferred to Janus Mid Cap Value Fund - Institutional Shares. Berger Mid Cap Value
   Fund - Institutional Shares commenced operations on May 17, 2002. The performance information shown for the periods from May 17, 2002 to April 17, 2003 is for Berger Mid Cap Value Fund - Institutional Shares. For periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value - Investor Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                          Risk/return summary  3

   JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES



      Annual returns for periods ended 12/31(1)
                                          21.56%  27.34%  20.52%  (12.95)%  39.77%  18.56%
                                           1999    2000    2001     2002     2003   2004

      Best Quarter:  4th-2001 21.28%    Worst Quarter:  3rd-2002 (17.60)%



                                    Average annual total return for periods ended 12/31/04(1)
                                    ---------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years       8/12/98
    Janus Mid Cap Value Fund - Institutional Shares
      Return Before Taxes                                  18.56%   17.23%        19.25%
      Return After Taxes on Distributions                  16.42%   15.99%        17.52%
      Return After Taxes on Distributions and Sale of
        Fund Shares(2)                                     13.43%   14.56%        16.12%
    Russell Midcap(R) Value Index(3)                       23.71%   13.48%        11.38%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------


   (1) Fund returns from periods prior to the Fund's adoption of share classes reflect a 0.25% 12b-1 fee, which has not been paid by the Institutional Shares since that class commenced investment operations on May 17, 2002.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell Midcap(R) Value Index is an unmanaged index, with dividends reinvested, that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

   After-tax returns are calculated using distributions for Janus Mid Cap Value Fund - Institutional Shares for the period April 21, 2003 to December 31, 2004; for Berger Mid Cap Value Fund - Institutional Shares for the period May 17, 2002 to April 17, 2003; and for Berger Mid Cap Value Fund - Investor Shares for periods prior to May 17, 2002. If Janus Mid Cap Value
   Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 4  Janus Mid Cap Value Fund prospectus

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



                      ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                     Total
                                                                     Annual                Net Annual
                                                                      Fund                    Fund
                                       Management      Other       Operating     Expense   Operating
                                          Fee       Expenses(1)     Expenses     Waivers    Expenses
  Janus Mid Cap Value
    Fund - Institutional Shares(2)       0.64%         0.26%         0.90%        0.13%      0.77%


 (1) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (2) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2006.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Mid Cap Value Fund - Institutional Shares          $92      $287      $498      $1,108


 6  Janus Mid Cap Value Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   The Fund's investment personnel focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The investment personnel of the Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.


3. WHAT IS A "SPECIAL SITUATION"?


   The Fund may invest in special situations or turnarounds. A special situation arises when the investment personnel believe that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large


                                    Principal investment strategies and risks  7
   changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


5. HOW DO THE FUND'S INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



   A company may be undervalued when, in the opinion of the Fund's investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in


 8 Janus Mid Cap Value Fund prospectus
   cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.


   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under

                                    Principal investment strategies and risks  9
   procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable

 10 Janus Mid Cap Value Fund prospectus
   capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by


                                   Principal investment strategies and risks  11
     currency risk, due to the overall impact of exposure to the issuer's local currency.


   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.


   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


 12 Janus Mid Cap Value Fund prospectus

   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


5. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

                                   Principal investment strategies and risks  13

                            JANUS MID CAP VALUE FUND
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   Although the Institutional Shares class of the Fund is closed, investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Institutional Shares class of the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its Institutional Shares to new investors at some future date, but it has no present intention to do so.

   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

MINIMUM INVESTMENTS

   The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is

                                  Shareholder's guide - Institutional Shares  15
   deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

 16  Janus Mid Cap Value Fund prospectus

PURCHASES

   Although the Institutional Shares class of the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Institutional Shares of the Fund through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. Generally, current Fund shareholders may not open new accounts in a closed fund, unless an existing Fund account is being re-registered as a different account type.


   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.


   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

EXCHANGES


   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may exchange Institutional Shares of the Fund only for Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

                                  Shareholder's guide - Institutional Shares  17

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   REMEMBER THAT THE INSTITUTIONAL SHARES CLASS OF THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE INSTITUTIONAL SHARES CLASS OF THE FUND.

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES

   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve

 18  Janus Mid Cap Value Fund prospectus
   its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers, and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

                                  Shareholder's guide - Institutional Shares  19

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.



   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

 20  Janus Mid Cap Value Fund prospectus

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


                                  Shareholder's guide - Institutional Shares  21

   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


 22  Janus Mid Cap Value Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing

                                  Shareholder's guide - Institutional Shares  23
   such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   Although the Institutional Shares class of the Fund is closed, if you are a discretionary investment adviser, you may continue to invest in the Fund through an existing omnibus account at a financial intermediary on behalf of clients who are current Fund shareholders. Generally, current Fund shareholders may not open new accounts in a closed Fund, unless an existing Fund account is being re-registered as a different account type. As set forth in this Shareholder's Guide, no financial intermediaries or plan sponsors will be eligible to open new accounts with the Fund or add new investors to existing omnibus accounts.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 24  Janus Mid Cap Value Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of its investment portfolio and Janus Capital provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the

                                                      Management of the Fund  25
   amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Mid Cap Value Fund                         All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception in 1998. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 26  Janus Mid Cap Value Fund prospectus

INVESTMENT PERSONNEL


PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since February 2002. He is also Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois, and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz has earned the right to use the Chartered Financial Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Mid Cap Value Fund, and he managed the Fund's predecessor since 1998. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Mid Cap Value Fund and was the lead Manager of the Fund's predecessor since 1998. As lead Manager, Mr. Perkins is responsible for the daily decisions of Janus Mid Cap Value Fund's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Mid Cap Value Fund currently offers two classes of shares. This Prospectus only describes the Institutional Shares of Janus Mid Cap Value Fund which are closed to new investors, although current investors of Institutional Shares may continue to invest in the Fund, as outlined in this Shareholder's Guide. The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Investor Shares of Janus Mid Cap Value Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Investor Shares, please call 1-800-525-3713.

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.




 28 Janus Mid Cap Value Fund prospectus

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting


                                                           Other information  29
   similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30 Janus Mid Cap Value Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  31
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Mid Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



   For periods prior to April 21, 2003, the information for the Fund has been derived from the financial statements of Berger Mid Cap Value Fund, which was reorganized into the Fund on that date. The 12b-1 fee was discontinued on the effective date of the reorganization. Berger Mid Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31.


                                                        Financial highlights  33

JANUS MID CAP VALUE FUND - INSTITUTIONAL SHARES(1)
--------------------------------------------------------------------------------------------------
                                                            Year or Period
                                                           ended October 31
                                                   2004        2003(2)       2003(3)      2002(4)
 NET ASSET VALUE, BEGINNING OF PERIOD             $19.02       $15.19        $13.72         $17.88
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.14         0.05          0.06           0.02
 Net gain/(loss) on securities (both realized
   and unrealized)                                  3.29         3.78          1.44         (4.18)
 Total from investment operations                   3.43         3.83          1.50         (4.16)
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)           (0.14)           --        (0.03)             --
 Distributions (from capital gains)                   --           --            --             --
 Total distributions                              (0.14)           --        (0.03)             --
 NET ASSET VALUE, END OF PERIOD                   $22.31       $19.02        $15.19         $13.72
 Total return(5)                                  18.14%(6)    25.21%        10.96%       (23.27)%
 Net assets, end of period (in millions)            $464         $292          $177           $111
 Average net assets for the period (in millions)    $395         $234          $149            N/A
 Ratio of gross expenses to average net
   assets(7)(8)(9)                                 0.77%(10)    0.78%(10)     0.79%          0.78%
 Ratio of net expenses to average net
   assets(7)(8)                                    0.77%        0.78%         0.79%          0.78%
 Ratio of net investment income/(loss) to
   average net assets(8)                           0.74%        0.75%         0.80%          0.83%
 Portfolio turnover rate(8)                          91%          97%           94%            65%
--------------------------------------------------------------------------------------------------


 (1) Berger Mid Cap Value Fund prior to reorganization.

 (2) May 1, 2003 through October 31, 2003.


 (3) October 1, 2002 through April 30, 2003.


 (4) May 17, 2002 (inception) through September 30, 2002.

 (5) Total return is not annualized for periods of less than one full year.

 (6) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%.


 (7) Certain prior year amounts have been reclassified to conform to current year presentation.


 (8) Annualized for periods of less than one full year.


 (9) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(10) The ratio was 0.90% in 2004 and 1.08% in 2003 before waiver of certain fees incurred by the Fund.


 34  Janus Mid Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  35
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 36  Janus Mid Cap Value Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  37
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 38  Janus Mid Cap Value Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  39

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

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

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

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

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 44

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


                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Fund.

[JANUS LOGO]


                        This Prospectus describes the Janus Small Cap Value Fund (the "Fund"), a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Small Cap Value Fund...............................    2
    FEES AND EXPENSES...........................................    6
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    7
       General portfolio policies...............................    8
       Risks....................................................   11
       Frequently asked questions about certain risks...........   11
    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   16
       Minimum investments......................................   17
       Types of account ownership...............................   17
       To open an account or buy shares.........................   20
       To exchange shares.......................................   21
       To sell shares...........................................   21
       Excessive trading........................................   25
       Shareholder services and account policies................   33
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   37
       Management expenses......................................   38
       Subadviser...............................................   38
       Investment personnel.....................................   39
    OTHER INFORMATION...........................................   40
    DISTRIBUTIONS AND TAXES.....................................   43
    FINANCIAL HIGHLIGHTS........................................   46
    GLOSSARY OF INVESTMENT TERMS................................   48


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

   Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMALL CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2004, they ranged from approximately $80 million to $3 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

   The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

   The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

 2  Janus Small Cap Value Fund prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Investor Shares were transferred to Janus Small Cap Value Fund - Investor Shares. Berger Small Cap Value Fund - Investor Shares commenced operations on February 14, 1997. The performance information shown for the period from February 14, 1997 to April 17, 2003 is for Berger Small Cap Value Fund - Investor Shares. For periods prior to February 14, 1997, the performance shown reflects the historical performance of Berger Small Cap Value Fund - Institutional Shares (then known as The Omni Investment Fund).


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                          Risk/return summary  3

   JANUS SMALL CAP VALUE FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                   26.06%  25.60%  36.51%  1.43%  14.31%  26.82%  20.05%  (15.59)%  36.78%  13.57%
                    1995    1996    1997   1998    1999    2000    2001     2002     2003   2004

      Best Quarter:  4th-2001 24.60%    Worst Quarter:  3rd-2002 (22.57)%



                                  Average annual total return for periods ended 12/31/04(1)
                                  ---------------------------------------------------------
                                                                1 year   5 years   10 years
      Janus Small Cap Value Fund - Investor Shares
        Return Before Taxes                                     13.57%   14.83%     17.47%
        Return After Taxes on Distributions                     10.92%   12.85%     15.00%
        Return After Taxes on Distributions and Sale of Fund
          Shares(2)                                             12.14%   12.07%     14.25%
      Russell 2000(R) Value Index(3)                            22.25%   17.23%     15.17%
        (reflects no deduction for expenses, fees or taxes)
                                                                ---------------------------


   (1) Returns for periods before February 14, 1997 do not include the .25% 12b-1 fee that has been paid by the Investor Shares class since the Fund adopted share classes on that date. This would have reduced the Fund's return.
   (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (3) The Russell 2000(R) Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance.



   After-tax returns are calculated using distributions for Janus Small Cap Value Fund - Investor Shares for the period April 21, 2003 to December 31, 2004; for Berger Small Cap Value Fund - Investor Shares for the period February 14, 1997 to April 17, 2003; and for Berger Small Cap Value
   Fund - Institutional Shares for periods prior to February 14, 1997. If Janus Small Cap Value Fund - Investor Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

 4  Janus Small Cap Value Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                Management      Other      Total Annual Fund
                                                   Fee       Expenses(1)   Operating Expenses
  Janus Small Cap Value Fund - Investor Shares    0.72%         0.28%             1.00%


 (1) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Small Cap Value Fund - Investor Shares            $102      $318      $552      $1,225


 6  Janus Small Cap Value Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   The Fund's investment personnel primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.


   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.


   The Fund's investment personnel generally look for companies with:


   - a low price relative to their assets, earnings, cash flows, or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management


   The investment personnel's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The investment personnel may sell a Fund holding if, among other things, the security reaches the investment personnel's price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The investment personnel may also sell a Fund holding to meet redemptions.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the


                                    Principal investment strategies and risks  7
   countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


4. HOW DO THE FUND'S INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



   A company may be undervalued when, in the opinion of the Fund's investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.


 8  Janus Small Cap Value Fund prospectus

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                                    Principal investment strategies and risks  9

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

 10  Janus Small Cap Value Fund prospectus

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

                                   Principal investment strategies and risks  11

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.



5. THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet

 12 Janus Small Cap Value Fund prospectus established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

                                   Principal investment strategies and risks  13

--------------------------------------------------------------------------------

                           JANUS SMALL CAP VALUE FUND
                                INVESTOR SHARES

                              Shareholder's Manual

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Fund. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as account policies and
                                       fees that may apply to your
                                       account. Account policies
                                       (including fees), services
                                       and features may be modified
                                       or discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON janus.com* YOU CAN:

- Open individual, joint, UGMA/UTMA, Traditional and Roth IRA accounts, Simplified Employee Pension Plan IRA accounts and Coverdell Education Savings Accounts if you are a current Fund shareholder
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 16  Janus Small Cap Value Fund prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account or a retirement Fund account               $  500

    To add to any existing type of Fund account                $  100

   * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. For more information regarding general policies and exceptions, see "Closed Fund Policies."

                                      Shareholder's manual - Investor Shares  17

TAX-DEFERRED ACCOUNTS


   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. For more information regarding general policies and exceptions, see "Closed Fund Policies."


   INVESTING FOR YOUR RETIREMENT


   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax year 2005; and $3,000 or 100% of compensation for tax year 2004. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships and small business owners (including sole proprietors) for the benefit of their employees and themselves. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. For more information regarding general policies and exceptions, see "Closed Fund Policies."

 18  Janus Small Cap Value Fund prospectus

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor. You may maintain this type of account on www.janus.com. For more information regarding general policies and exceptions, see "Closed Fund Policies."


   COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next calculated NAV after being received in good order.

                                      Shareholder's manual - Investor Shares  19

 TO OPEN AN ACCOUNT OR BUY SHARES

 ALTHOUGH THE FUND IS CLOSED, IF YOU ARE A CURRENT FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will automatically debit your designated preauthorized bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.


 BY AUTOMATED INVESTMENTS

 ------------------------------------------------------------------------------


 - To buy additional shares through the Automatic Monthly Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.



 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 -------------------------------------------------------------------------------

 Note: For more information, refer to the "Paying for Shares" section of this Shareholder's Manual.


 20  Janus Small Cap Value Fund prospectus

    TO EXCHANGE SHARES                           TO SELL SHARES
    ---------------------------------------      ---------------------------------------



    REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS
    SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL
    INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com                      ONLINE AT www.janus.com
    ---------------------------------------      ---------------------------------------
    - Exchanges may be made online at            - Redemptions may be made online at
      www.janus.com.                               www.janus.com.



    BY TELEPHONE                                 BY TELEPHONE
    ---------------------------------------      ---------------------------------------
    - Generally all accounts are                 - Generally all accounts are
      automatically eligible to exchange           automatically eligible to sell shares
      shares by telephone. To exchange all         by telephone. To sell all or a
      or a portion of your shares into any         portion of your shares, call Janus
      other available Janus fund, call             XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a Janus              representative. The Fund reserves the
      representative.                              right to limit the dollar amount that
                                                   you may redeem from your account by
                                                   telephone.



    BY MAIL/IN WRITING                           BY MAIL/IN WRITING
    ---------------------------------------      ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writing,
      please follow the instructions in the        please follow the instructions in the
      "Written Instructions" section of            "Written Instructions" section of
      this manual.                                 this manual.



    BY SYSTEMATIC EXCHANGE                       BY SYSTEMATIC REDEMPTION
    ---------------------------------------      ---------------------------------------
    - You determine the amount of money you      - This program allows you to sell
      would like automatically exchanged           shares worth a specific dollar amount
      from one Fund account to another on          from your Fund account on a regular
      any day of the month.                        basis.
    ---------------------------------------      ---------------------------------------
     Note: For more information, refer to         Note: For more information, refer to
           the "Exchanges" section of this              the "Payment of Redemption
           manual.                                      Proceeds" section of this
                                                        manual.


                                      Shareholder's manual - Investor Shares  21

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


   - When purchasing shares through the Automatic Monthly Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.



   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.




   - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for


 22  Janus Small Cap Value Fund prospectus
     investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.

   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:

   - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares in any Fund of Janus Investment Fund.


   - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.


   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                      Shareholder's manual - Investor Shares  23
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

   CLOSED FUND POLICIES

   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in

 24 Janus Small Cap Value Fund prospectus the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders;
   (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers, and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases


                                      Shareholder's manual - Investor Shares  25
   and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.


 26  Janus Small Cap Value Fund prospectus

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value


                                      Shareholder's manual - Investor Shares  27
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.


   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PAYMENT OF REDEMPTION PROCEEDS

   - BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.

     Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an

 28  Janus Small Cap Value Fund prospectus
     address change, requests for redemption checks to be sent to a new address require a signature guarantee.


   - BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.



   ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares class of Janus Money Market Fund during the 15-day hold period.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

   To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:

   - the name of the Janus fund(s) being sold or exchanged;

   - the account number(s);

   - the amount of money or number of shares being sold or exchanged;

   - the name(s) on the account;

   - the signature(s) of all registered account owners (see account application for signature requirements); and,

   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

                                      Shareholder's manual - Investor Shares  29

   - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may

 30 Janus Small Cap Value Fund prospectus operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


                                      Shareholder's manual - Investor Shares  31

PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

 32  Janus Small Cap Value Fund prospectus

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

   For more information regarding general policies and exceptions, see "Closed Fund Policies."

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

                                      Shareholder's manual - Investor Shares  33

   ONLINE OR TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM) or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is

 34 Janus Small Cap Value Fund prospectus closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES


   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.


   STATEMENTS, REPORTS AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may

                                      Shareholder's manual - Investor Shares  35
   elect to receive these reports and prospectus updates electronically on www.janus.com.

   Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

 36  Janus Small Cap Value Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of its investment portfolio and Janus Capital provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or

                                                      Management of the Fund  37
   the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Small Cap Value Fund                       All Asset Levels          0.72
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception in 1985. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 38  Janus Small Cap Value Fund prospectus

INVESTMENT PERSONNEL


PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Small Cap Value Fund, and he managed the Fund's predecessor since its inception in 1985. As lead Co-Manager, Mr. Perkins is responsible for the daily decisions of Small Cap Value's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Small Cap Value Fund and he managed the Fund's predecessor since 1999. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

TODD H. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Small Cap Value Fund. Mr. Perkins has been co-manager of Janus Small Cap Value Fund since February 2004. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

                                                      Management of the Fund  39

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES


   Janus Small Cap Value Fund currently offers two classes of shares, both of which are closed to new investors. However, current investors of the Fund may continue to invest in the Fund and/or open new Fund accounts. This Prospectus only describes the Investor Shares of Janus Small Cap Value Fund, which are available to the general public. Institutional Shares of Janus Small Cap Value Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Institutional Shares, please call 1-800-29JANUS (1-800-295-2687).


   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.




 40  Janus Small Cap Value Fund prospectus

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting


                                                           Other information  41
   similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 42  Janus Small Cap Value Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

   When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a

                                                     Distributions and taxes  43

   Janus representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

   1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Fund reserves the right to reinvest into your open non-retirement account undeliverable and uncashed dividend and distribution checks that remain outstanding for one year in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result,

 44 Janus Small Cap Value Fund prospectus although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



   For periods prior to April 21, 2003, the information for the Fund has been derived from the financial statements of Berger Small Cap Value Fund, which was reorganized into the Fund on that date. Berger Small Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31.


 46  Janus Small Cap Value Fund prospectus

JANUS SMALL CAP VALUE FUND - INVESTOR SHARES(1)
-----------------------------------------------------------------------------------------------------------------
                                                    Year or Period                          Years ended
                                                   ended October 31                        September 30
                                           2004        2003(2)       2003(3)       2002         2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD     $28.63       $23.07        $21.96        $24.49      $24.78      $20.94
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.31         0.09          0.03          0.06        0.22        0.30
 Net gain/(loss) on securities (both
  realized and unrealized)                  4.16         5.47          2.07        (0.16)        1.41        3.97
 Total from investment operations           4.47         5.56          2.10        (0.10)        1.63        4.27
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)   (0.12)           --        (0.03)        (0.18)      (0.32)      (0.20)
 Distributions (from capital gains)           --           --        (0.96)        (2.25)      (1.60)      (0.23)
 Total distributions                      (0.12)           --        (0.99)        (2.43)      (1.92)      (0.43)
 NET ASSET VALUE, END OF PERIOD           $32.98       $28.63        $23.07        $21.96      $24.49      $24.78
 Total return(4)                          15.65%(5)    24.15%         9.56%       (2.52)%       6.65%      20.77%
 Net assets, end of period (in millions)  $1,481       $1,658        $1,477        $1,461      $1,379        $859
 Average net assets for the period (in
  millions)                               $1,630       $1,575        $1,457           N/A         N/A         N/A
 Ratio of gross expenses to average net
  assets(6)(7)(8)                          1.02%        1.10%         1.14%(9)      1.17%(9)    1.14%(9)    1.23%(9)
 Ratio of net expenses to average net
  assets(6)(7)                             1.02%        1.10%         1.13%(9)        N/A         N/A         N/A
 Ratio of net investment income/(loss)
  to average net assets(7)                 0.91%        0.63%         0.22%         0.20%       0.99%       1.69%
 Portfolio turnover rate(7)                  50%          60%           45%           39%         47%         72%
-----------------------------------------------------------------------------------------------------------------


(1) Berger Small Cap Value Fund prior to reorganization.

(2) May 1, 2003 through October 31, 2003.


(3) October 1, 2002 through April 30, 2003.

(4) Total return is not annualized for periods of less than one full year.

(5) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(6) Certain prior year amounts have been reclassified to conform to current year presentation.


(7) Annualized for periods of less than one full year.


(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(9) The ratio was 1.20% in 2003, 1.17% for 2002, 1.14% for 2001 and 1.23% for
    2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 48 Janus Small Cap Value Fund prospectus addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  49

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 50 Janus Small Cap Value Fund prospectus specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  51
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 52  Janus Small Cap Value Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

[JANUS LOGO]


                        This Prospectus describes the Janus Small Cap Value Fund (the "Fund"), a series of Janus Investment Fund (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund and Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to the Fund.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Small Cap Value Fund...............................    2
    FEES AND EXPENSES...........................................    6
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    7
       General portfolio policies...............................    8
       Risks....................................................   11
       Frequently asked questions about certain risks...........   11
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   17
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   20
       Shareholder account policies.............................   24
    MANAGEMENT OF THE FUND
       Investment adviser.......................................   25
       Management expenses......................................   26
       Subadviser...............................................   26
       Investment personnel.....................................   27
    OTHER INFORMATION...........................................   28
    DISTRIBUTIONS AND TAXES.....................................   31
    FINANCIAL HIGHLIGHTS........................................   33
    GLOSSARY OF INVESTMENT TERMS................................   35


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

   Janus Small Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SMALL CAP VALUE FUND seeks capital appreciation.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of October 31, 2004, they ranged from approximately $80 million to $3 billion.


   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

   The Fund's portfolio managers generally look for companies with:

   - a low price relative to their assets, earnings, cash flow or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management

   The portfolio managers' philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

 2  Janus Small Cap Value Fund prospectus

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or if the Fund's portfolio managers' belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund's share price may fluctuate more than that of funds primarily invested in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. Pursuant to a tax-free reorganization on April 21, 2003, all of the assets of Berger Small Cap Value Fund - Institutional Shares were transferred to Janus Small Cap Value Fund - Institutional Shares. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund - Institutional Shares, the predecessor to Janus Small Cap Value Fund - Institutional Shares.


   The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                          Risk/return summary  3

   JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES


      Annual returns for periods ended 12/31
                   26.06%  25.60%  36.93%  1.83%  14.69%  27.16%  20.42%  (15.33)%  37.18%  13.80%
                    1995    1996    1997   1998    1999    2000    2001     2002     2003   2004

      Best Quarter:  4th-2001 24.78%    Worst Quarter:  3rd-2002 (22.47)%



                                     Average annual total return for periods ended 12/31/04
                                     ------------------------------------------------------
                                                              1 year    5 years    10 years
      Janus Small Cap Value Fund - Institutional Shares
        Return Before Taxes                                    13.80%     15.14%     17.75%
        Return After Taxes on Distributions                    11.10%     13.09%     15.20%
        Return After Taxes on Distributions and Sale of
          Fund Shares(1)                                       12.30%     12.31%     14.45%
      Russell 2000(R) Value Index(2)                           22.25%     17.23%     15.17%
        (reflects no deduction for expenses, fees or taxes)
                                                             ------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) The Russell 2000(R) Value Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell 2000 companies with lower price-to-book and price-earnings ratios. It is a generally recognized indicator used to measure overall small company value-stock performance.



   After-tax returns are calculated using distributions for Janus Small Cap Value Fund - Institutional Shares for the period April 21, 2003 to December 31, 2004 and for Berger Small Cap Value Fund - Institutional Shares for periods prior to April 21, 2003. If Janus Small Cap Value
   Fund - Institutional Shares had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.

 4  Janus Small Cap Value Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



                        ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                Total Annual
                                                                    Fund                    Net Annual
                                     Management      Other       Operating     Expense    Fund Operating
                                        Fee       Expenses(1)     Expenses     Waivers       Expenses
  Janus Small Cap Value Fund -
    Institutional Shares(2)             0.72%        0.25%         0.97%        0.18%         0.79%


 (1) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (2) All expenses are stated both with and without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares to the level indicated until March 1, 2006.

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Small Cap Value Fund - Institutional Shares        $99      $309      $536      $1,190


 6  Janus Small Cap Value Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   The Fund's investment personnel primarily invest in the common stocks of small companies whose stock prices are believed to be undervalued.


   The Fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.


   The Fund's investment personnel generally look for companies with:


   - a low price relative to their assets, earnings, cash flows, or business franchise

   - products and services that give them a competitive advantage

   - quality balance sheets and strong management


   The investment personnel's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation. The investment personnel may sell a Fund holding if, among other things, the security reaches the investment personnel's price target, if the company has deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The investment personnel may also sell a Fund holding to meet redemptions.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the


                                    Principal investment strategies and risks  7
   countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


4. HOW DO THE FUND'S INVESTMENT PERSONNEL DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



   A company may be undervalued when, in the opinion of the Fund's investment personnel, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The investment personnel believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.


 8  Janus Small Cap Value Fund prospectus

   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 20% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

                                    Principal investment strategies and risks  9

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.


   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

 10  Janus Small Cap Value Fund prospectus

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?


   If the investment personnel's perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the investment personnel believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.


2. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - currency risk

   - political and economic risk

   - regulatory risk

   - market risk

   - transaction costs

                                   Principal investment strategies and risks  11

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

4. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.



5. THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet

 12 Janus Small Cap Value Fund prospectus established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

                                   Principal investment strategies and risks  13

                           JANUS SMALL CAP VALUE FUND
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

MINIMUM INVESTMENTS

   The Institutional Shares of the Fund are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a

                                  Shareholder's guide - Institutional Shares  15
   portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

 16  Janus Small Cap Value Fund prospectus

PURCHASES

   Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."


   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.


   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

EXCHANGES


   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may exchange Institutional Shares of the Fund only for Institutional Shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

                                  Shareholder's guide - Institutional Shares  17

   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES

   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued

 18 Janus Small Cap Value Fund prospectus and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; (vi) sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers, and (vii) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

                                  Shareholder's guide - Institutional Shares  19

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.



   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

 20  Janus Small Cap Value Fund prospectus

   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


                                  Shareholder's guide - Institutional Shares  21

   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


 22  Janus Small Cap Value Fund prospectus

   The Fund's policies and procedures regarding excessive trading may be modified at any time.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing

                                  Shareholder's guide - Institutional Shares  23
   such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 24  Janus Small Cap Value Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is responsible for the day-to-day management of its investment portfolio and Janus Capital provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the

                                                      Management of the Fund  25
   amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital and Perkins a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. The Fund pays Perkins a subadvisory fee directly for managing the Fund.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Small Cap Value Fund                       All Asset Levels          0.72
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.

   ADMINISTRATIVE SERVICES FEE

   Janus Capital receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Fund for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

SUBADVISER


   PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to the Fund, and has served in such capacity since the Fund's inception in 1985. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


 26  Janus Small Cap Value Fund prospectus

INVESTMENT PERSONNEL


PERKINS PORTFOLIO MANAGERS

ROBERT H. PERKINS
--------------------------------------------------------------------------------
     is the lead Manager of Janus Small Cap Value Fund, and he managed the Fund's predecessor since its inception in 1985. As lead Co-Manager, Mr. Perkins is responsible for the daily decisions of Small Cap Value's security selection. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. Mr. Perkins holds a Bachelor of Science degree in Business from Miami University.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Small Cap Value Fund and he managed the Fund's predecessor since 1999. He is also Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

TODD H. PERKINS
--------------------------------------------------------------------------------
     is a Co-Manager of Janus Small Cap Value Fund. Mr. Perkins has been co-manager of Janus Small Cap Value Fund since February 2004. He joined Perkins in 1998 as head trader and research analyst. Mr. Perkins holds a Bachelor of Arts degree in Communications from DePaul University.

                                                      Management of the Fund  27

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Janus Small Cap Value Fund currently offers two classes of shares, both of which are closed to new investors. However, current investors of the Fund may continue to invest in the Fund and/or open new Fund accounts. This Prospectus only describes the Institutional Shares of Janus Small Cap Value Fund which are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000. Investor Shares of Janus Small Cap Value Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. Certain financial intermediaries may offer only one class of shares. If you would like additional information on Investor Shares, please call 1-800-525-3713.

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.




 28  Janus Small Cap Value Fund prospectus

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting


                                                           Other information  29
   similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 30  Janus Small Cap Value Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  31
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 32  Janus Small Cap Value Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



   For periods prior to April 21, 2003, the information for the Fund has been derived from the financial statements of Berger Small Cap Value Fund, which was reorganized into the Fund on that date. Berger Small Cap Value Fund had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to October 31.


                                                        Financial highlights  33

JANUS SMALL CAP VALUE FUND - INSTITUTIONAL SHARES(1)
-----------------------------------------------------------------------------------------------------------------
                                                    Year or Period                          Years ended
                                                   ended October 31                        September 30
                                           2004        2003(2)       2003(3)       2002         2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD     $28.82       $23.18        $22.08        $24.58      $24.87      $21.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)               0.39         0.13          0.07          0.12        0.28        0.33
 Net gain/(loss) on securities (both
  realized and unrealized)                  4.18         5.51          2.06        (0.13)        1.42        4.01
 Total from investment operations           4.57         5.64          2.13        (0.01)        1.70        4.34
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)   (0.20)           --        (0.07)        (0.24)      (0.39)      (0.24)
 Distributions (from capital gains)           --           --        (0.96)        (2.25)      (1.60)      (0.23)
 Total distributions                      (0.20)           --        (1.03)        (2.49)      (1.99)      (0.47)
 NET ASSET VALUE, END OF PERIOD           $33.19       $28.82        $23.18        $22.08      $24.58      $24.87
 Total return(4)                          15.91%       24.23%         9.74%       (2.13)%       6.93%      21.09%
 Net assets, end of period (in millions)  $1,400       $1,497        $1,287        $1,223      $1,185        $862
 Average net assets for the period (in
  millions)                               $1,487       $1,455        $1,246           N/A         N/A         N/A
 Ratio of gross expenses to average net
  assets(5)(6)(7)                          0.81%(8)     0.82%(8)      0.87%         0.82%       0.84%       0.88%
 Ratio of net expenses to average net
  assets(5)(6)                             0.81%        0.82%         0.87%         0.82%       0.84%       0.88%
 Ratio of net investment income/(loss)
  to average net assets(6)                 1.12%        0.91%         0.48%         0.53%       1.26%       1.99%
 Portfolio turnover rate(6)                  50%          60%           45%           39%         47%         72%
-----------------------------------------------------------------------------------------------------------------


(1) Berger Small Cap Value Fund prior to reorganization.

(2) May 1, 2003 through October 31, 2003.


(3) October 1, 2002 through April 30, 2003.

(4) Total return is not annualized for periods of less than one full year.
(5) Certain prior year amounts have been reclassified to conform to current year presentation.
(6) Annualized for periods of less than one full year.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(8) The ratio was 0.99% in 2004 and 1.10% in 2003 before waiver of certain fees incurred by the Fund.


 34  Janus Small Cap Value Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  35
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 36  Janus Small Cap Value Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  37
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 38 Janus Small Cap Value Fund prospectus delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  39
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

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 44

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


                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                               JANUS TWENTY FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Fund.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Twenty Fund........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
       strategies...............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   14
       Minimum investments......................................   15
       Types of account ownership...............................   15
       To open an account or buy shares.........................   18
       To exchange shares.......................................   19
       To sell shares...........................................   19
       Excessive trading........................................   23
       Shareholder services and account policies................   31

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   35
       Management expenses......................................   36
       Investment personnel.....................................   36

    OTHER INFORMATION...........................................   37

    DISTRIBUTIONS AND TAXES.....................................   39

    FINANCIAL HIGHLIGHTS........................................   42

    GLOSSARY OF INVESTMENT TERMS................................   43


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TWENTY FUND

   Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TWENTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in a core group of 20-30 common stocks selected for their growth potential.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a

 2 Janus Twenty Fund prospectus
   result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS TWENTY FUND


      Annual returns for calendar years ended 12/31
              36.22%  27.85%  29.70%  73.39%  64.90%  (32.42)%  (29.20)%  (24.02)%  25.31%  23.89%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Twenty Fund
      Return Before Taxes                      23.89%   (10.81)%     13.81%        13.68%
      Return After Taxes on Distributions      23.89%   (11.04)%     11.79%        11.68%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)             15.54%    (8.91)%     11.13%        11.20%
    Russell 1000(R) Growth Index(2)             6.30%    (9.29)%      9.59%        11.68%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P 500(R) Index(3)                        10.88%    (2.30)%     12.07%        12.96%
      (reflects no deduction for expenses,
        fees or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4 Janus Twenty Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                    Management    Other     Total Annual Fund
                                                       Fee       Expenses   Operating Expenses
  Janus Twenty Fund                                   0.64%       0.24%           0.88%


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Twenty Fund                                        $90      $281      $488      $1,084


                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.


 6 Janus Twenty Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.



   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the

                                    Principal investment strategies and risks  7

   Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.


 8 Janus Twenty Fund prospectus

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?


   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.


3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.


 10 Janus Twenty Fund prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.


   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than


                                   Principal investment strategies and risks  11
   the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12 Janus Twenty Fund prospectus

                               JANUS TWENTY FUND

                              Shareholder's Manual

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Fund. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as account policies and
                                       fees that may apply to your
                                       account. Account policies
                                       (including fees), services
                                       and features may be modified
                                       or discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.
JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 14  Janus Twenty Fund prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account or a retirement Fund account               $  500

    To add to any existing type of Fund account                $  100

   * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. For more information regarding general policies and exceptions, see "Closed Fund Policies."

                                                        Shareholder's manual  15

TAX-DEFERRED ACCOUNTS


   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. For more information regarding general policies and exceptions, see "Closed Fund Policies."


   INVESTING FOR YOUR RETIREMENT


   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax year 2005; and $3,000 or 100% of compensation for tax year 2004. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships and small business owners (including sole proprietors) for the benefit of their employees and themselves. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. For more information regarding general policies and exceptions, see "Closed Fund Policies."

 16  Janus Twenty Fund prospectus

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor. You may maintain this type of account on www.janus.com. For more information regarding general policies and exceptions, see "Closed Fund Policies."


   COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next calculated NAV after being received in good order.

                                                        Shareholder's manual  17

 TO OPEN AN ACCOUNT OR BUY SHARES

 ALTHOUGH THE FUND IS CLOSED, IF YOU ARE A CURRENT FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will automatically debit your designated preauthorized bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.


 BY AUTOMATED INVESTMENTS

 ------------------------------------------------------------------------------


 - To buy additional shares through the Automatic Monthly Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.



 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 -------------------------------------------------------------------------------

 Note: For more information, refer to the "Paying for Shares" section of this Shareholder's Manual.


 18  Janus Twenty Fund prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    --------------------------------      --------------------------------



    REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA
    SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT,
    YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Fund
      Janus representative.                 reserves the right to limit
                                            the dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in the "Written          instructions in the "Written
      Instructions" section of this         Instructions" section of this
      manual.                               manual.



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to the "Exchanges"              refer to the "Payment of
           section of this manual.               Redemption Proceeds"
                                                 section of this manual.


                                                        Shareholder's manual  19

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


   - When purchasing shares through the Automatic Monthly Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.


   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.



   - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for


 20  Janus Twenty Fund prospectus
     investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.

   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:

   - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares in any Fund of Janus Investment Fund.


   - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.


   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                        Shareholder's manual  21
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

   CLOSED FUND POLICIES

   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual

 22  Janus Twenty Fund prospectus
   circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders;
   (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; and (vi) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded


                                                        Shareholder's manual  23
   through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.


 24  Janus Twenty Fund prospectus

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value


                                                        Shareholder's manual  25
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.


   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PAYMENT OF REDEMPTION PROCEEDS

   - BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.

     Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an

 26  Janus Twenty Fund prospectus
     address change, requests for redemption checks to be sent to a new address require a signature guarantee.


   - BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.



   ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares class of Janus Money Market Fund during the 15-day hold period.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

   To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:

   - the name of the Janus fund(s) being sold or exchanged;

   - the account number(s);

   - the amount of money or number of shares being sold or exchanged;

   - the name(s) on the account;

   - the signature(s) of all registered account owners (see account application for signature requirements); and,

   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

                                                        Shareholder's manual  27

   - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may

 28  Janus Twenty Fund prospectus
   operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


                                                        Shareholder's manual  29

PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

 30  Janus Twenty Fund prospectus

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

   For more information regarding general policies and exceptions, see "Closed Fund Policies."

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

                                                        Shareholder's manual  31

   ONLINE OR TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM) or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is

 32  Janus Twenty Fund prospectus
   closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES


   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.


   STATEMENTS, REPORTS AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may

                                                        Shareholder's manual  33
   elect to receive these reports and prospectus updates electronically on www.janus.com.

   Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

 34  Janus Twenty Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrange-

                                                      Management of the Fund  35
   ments will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Twenty Fund                                All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.


INVESTMENT PERSONNEL


PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus Fund from its inception to August
     1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
     He holds a Bachelor of Arts degree in Business from Colorado College.

 36  Janus Twenty Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


                                                           Other information  37
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 38  Janus Twenty Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

   When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a

                                                     Distributions and taxes  39

   Janus representative or by writing the Fund at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Fund offers the following options:

   1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Fund reserves the right to reinvest into your open non-retirement account undeliverable and uncashed dividend and distribution checks that remain outstanding for one year in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result,

 40 Janus Twenty Fund prospectus
   although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS TWENTY FUND
------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $34.06      $30.47        $36.31        $71.07       $69.72
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.03        0.17          0.21          0.32           --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  5.68        3.63        (5.71)       (33.33)         5.62
 Total from investment operations                  5.71        3.80        (5.50)       (33.01)         5.62
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)          (0.17)      (0.21)        (0.34)            --       (0.19)
 Distributions (from capital gains)                  --          --            --        (1.75)       (4.08)
 Total distributions                             (0.17)      (0.21)        (0.34)        (1.75)       (4.27)
 NET ASSET VALUE, END OF PERIOD                  $39.60      $34.06        $30.47        $36.31       $71.07
 Total return                                    16.85%(2)   12.60%      (15.35)%      (47.43)%        7.40%
 Net assets, end of period (in millions)         $9,023      $9,821       $10,107       $14,378      $31,008
 Average net assets for the period (in
  millions)                                      $9,320      $9,749       $12,573       $20,321      $34,529
 Ratio of gross expenses to average net
  assets(3)                                       0.89%       0.88%         0.84%         0.84%        0.86%
 Ratio of net expenses to average net assets      0.89%       0.88%         0.83%         0.84%        0.85%
 Ratio of net investment income/(loss) to
  average net assets                              0.06%       0.52%         0.56%         0.63%      (0.13)%
 Portfolio turnover rate                            14%         44%           53%           50%          27%
------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 42 Janus Twenty Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  43
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 44 Janus Twenty Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  45
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 46 Janus Twenty Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  47

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

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

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

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

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 52

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


                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                               JANUS TWENTY FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Twenty Fund........................................    2

    FEES AND EXPENSES...........................................    5

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    6
       General portfolio policies...............................    7
       Risks....................................................    9
       Frequently asked questions about certain risks...........   10

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   14
       Purchases................................................   15
       Tax-deferred accounts....................................   16
       Exchanges................................................   16
       Redemptions..............................................   17
       Excessive trading........................................   19
       Shareholder account policies.............................   23

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   24
       Management expenses......................................   25
       Investment personnel.....................................   25

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   28

    FINANCIAL HIGHLIGHTS........................................   30

    GLOSSARY OF INVESTMENT TERMS................................   31



                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS TWENTY FUND

   Janus Twenty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS TWENTY FUND seeks long-term growth of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in a core group of 20-30 common stocks selected for their growth potential.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund is classified as nondiversified. This means it may hold larger positions in a smaller number of securities than a fund that is classified as diversified. As a

 2  Janus Twenty Fund prospectus
   result, a single security's increase or decrease in value may have a greater impact on the Fund's NAV and total return.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS TWENTY FUND


      Annual returns for calendar years ended 12/31
              36.22%  27.85%  29.70%  73.39%  64.90%  (32.42)%  (29.20)%  (24.02)%  25.31%  23.89%
               1995    1996    1997    1998    1999     2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 38.35%    Worst Quarter:  4th-2000 (25.42)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Twenty Fund
      Return Before Taxes                      23.89%   (10.81)%     13.81%        13.68%
      Return After Taxes on Distributions      23.89%   (11.04)%     11.79%        11.68%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)             15.54%    (8.91)%     11.13%        11.20%
    Russell 1000(R) Growth Index(2)             6.30%    (9.29)%      9.59%        11.68%
      (reflects no deduction for expenses,
        fees or taxes)
    S&P 500(R) Index(3)                        10.88%    (2.30)%     12.07%        12.96%
      (reflects no deduction for expenses,
        fees or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the S&P 500(R) Index to the Russell 1000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the S&P 500(R) Index as a secondary index.
   (3) The S&P 500(R) Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 4  Janus Twenty Fund prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                              Management     Other      Total Annual Fund
                                                 Fee        Expenses    Operating Expenses
  Janus Twenty Fund                              0.64%       0.24%            0.88%


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 Year    3 Years    5 Years    10 Years
                                                         -----------------------------------------
  Janus Twenty Fund                                        $90        $281       $488      $1,084


                                                          Risk/return summary  5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.


 6  Janus Twenty Fund prospectus

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Although the Fund does not emphasize companies of a particular size, a fund with a larger asset base is more likely to invest in larger, more established issuers.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.



   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the

                                    Principal investment strategies and risks  7

   Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.


 8  Janus Twenty Fund prospectus

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

                                    Principal investment strategies and risks  9

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE FUND'S NONDIVERSIFICATION CLASSIFICATION AFFECT ITS RISK
   PROFILE?


   Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a nondiversified fund more flexibility to focus its investments in the most attractive companies identified by the investment personnel. However, because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally concentrates in a core portfolio of 20-30 common stocks, this risk may be increased.


2. WHAT IS "INDUSTRY RISK"?


   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund may have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.


3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:


   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.


 10  Janus Twenty Fund prospectus

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.


   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than


                                   Principal investment strategies and risks  11
   the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


6. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 12  Janus Twenty Fund prospectus

                               JANUS TWENTY FUND

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.


   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.


   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.



   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when


 14 Janus Twenty Fund prospectus
   significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

                                                         Shareholder's guide  15

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.


   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to

 16 Janus Twenty Fund prospectus
   read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.


   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


                                                         Shareholder's guide  17

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

CLOSED FUND POLICIES

   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; and (vi) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in

 18 Janus Twenty Fund prospectus
   such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.



   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


                                                         Shareholder's guide  19

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the


 20 Janus Twenty Fund prospectus
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and


                                                         Shareholder's guide  21
   accordingly, the Fund cannot eliminate completely the possibility of excessive trading.


   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


   The Fund's policies and procedures regarding excessive trading may be modified at any time.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top five portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll

 22 Janus Twenty Fund prospectus

   free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

                                                         Shareholder's guide  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrange-

 24 Janus Twenty Fund prospectus
   ments will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Twenty Fund                                All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.


INVESTMENT PERSONNEL


PORTFOLIO MANAGER

SCOTT W. SCHOELZEL
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Twenty Fund, which he has managed since August 1997. Mr. Schoelzel served as Portfolio Manager of Janus Olympus Fund from its inception to August
     1997. Mr. Schoelzel is also Portfolio Manager of other Janus accounts.
     He holds a Bachelor of Arts degree in Business from Colorado College.

                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


 26  Janus Twenty Fund prospectus
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  27

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

 28  Janus Twenty Fund prospectus

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS TWENTY FUND
------------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                  2004        2003         2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $34.06      $30.47        $36.31        $71.07       $69.72
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.03        0.17          0.21          0.32           --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                  5.68        3.63        (5.71)       (33.33)         5.62
 Total from investment operations                  5.71        3.80        (5.50)       (33.01)         5.62
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)          (0.17)      (0.21)        (0.34)            --       (0.19)
 Distributions (from capital gains)                  --          --            --        (1.75)       (4.08)
 Total distributions                             (0.17)      (0.21)        (0.34)        (1.75)       (4.27)
 NET ASSET VALUE, END OF PERIOD                  $39.60      $34.06        $30.47        $36.31       $71.07
 Total return                                    16.85%(2)   12.60%      (15.35)%      (47.43)%        7.40%
 Net assets, end of period (in millions)         $9,023      $9,821       $10,107       $14,378      $31,008
 Average net assets for the period (in
  millions)                                      $9,320      $9,749       $12,573       $20,321      $34,529
 Ratio of gross expenses to average net
  assets(3)                                       0.89%       0.88%         0.84%         0.84%        0.86%
 Ratio of net expenses to average net assets      0.89%       0.88%         0.83%         0.84%        0.85%
 Ratio of net investment income/(loss) to
  average net assets                              0.06%       0.52%         0.56%         0.63%      (0.13)%
 Portfolio turnover rate                            14%         44%           53%           50%          27%
------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 30  Janus Twenty Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  31
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 32  Janus Twenty Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  33
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 34  Janus Twenty Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  35

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                               JANUS VENTURE FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Manual to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Manual. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Fund.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Venture Fund.......................................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    7
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   16
       Minimum investments......................................   17
       Types of account ownership...............................   17
       To open an account or buy shares.........................   20
       To exchange shares.......................................   21
       To sell shares...........................................   21
       Excessive trading........................................   25
       Shareholder services and account policies................   33

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   37
       Management expenses......................................   38
       Investment personnel.....................................   38

    OTHER INFORMATION...........................................   39

    DISTRIBUTIONS AND TAXES.....................................   41

    FINANCIAL HIGHLIGHTS........................................   44

    GLOSSARY OF INVESTMENT TERMS................................   45



                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS VENTURE FUND

   Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS VENTURE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

 2 Janus Venture Fund prospectus
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS VENTURE FUND


      Annual returns for calendar years ended 12/31
              26.46%  8.02%  12.62%  23.22%  140.71%  (45.77)%  (11.93)%  (27.24)%  55.75%  17.56%
               1995   1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Venture Fund
      Return Before Taxes                      17.56%    (8.65)%     11.25%        13.90%
      Return After Taxes on Distributions      17.56%    (9.55)%      8.90%        11.34%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)             11.41%    (7.41)%      8.77%        11.11%
    Russell 2000(R) Growth Index(2)            14.31%    (3.57)%      7.12%         8.07%
      (reflects no deduction for expenses,
        fees or taxes)
    Russell 2000(R) Index(3)                   18.33%      6.61%     11.54%        11.08%
      (reflects no deduction for expenses,
        fees or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the Russell 2000(R) Index to the Russell 2000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the Russell 2000(R) Index as a secondary index.

   (3) The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $1 billion as of December 31, 2004.


 4 Janus Venture Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                    Management    Other     Total Annual Fund
                                                       Fee       Expenses   Operating Expenses
  Janus Venture Fund                                  0.64%       0.25%           0.89%


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Venture Fund                                       $91      $284      $493      $1,096


 6 Janus Venture Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.


                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criterion for the Fund.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.



   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the

 8 Janus Venture Fund prospectus

   Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.


                                    Principal investment strategies and risks  9

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 10 Janus Venture Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


                                   Principal investment strategies and risks  11

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

3. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


4. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or

 12 Janus Venture Fund prospectus
   more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

                                   Principal investment strategies and risks  13

--------------------------------------------------------------------------------

                               JANUS VENTURE FUND

                              Shareholder's Manual

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Fund. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as account policies and
                                       fees that may apply to your
                                       account. Account policies
                                       (including fees), services
                                       and features may be modified
                                       or discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

Although the Fund is closed, current investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.
JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 16  Janus Venture Fund prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account or a retirement Fund account               $  500

    To add to any existing type of Fund account                $  100

   * The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Fund reserves the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership. For more information regarding general policies and exceptions, see "Closed Fund Policies."

                                                        Shareholder's manual  17

TAX-DEFERRED ACCOUNTS


   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. For more information regarding general policies and exceptions, see "Closed Fund Policies."


   INVESTING FOR YOUR RETIREMENT


   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax year 2005; and $3,000 or 100% of compensation for tax year 2004. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
   These plans are open to corporations, partnerships and small business owners (including sole proprietors) for the benefit of their employees and themselves. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   SECTION 403(b)(7) PLAN
   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. For more information regarding general policies and exceptions, see "Closed Fund Policies."

 18  Janus Venture Fund prospectus

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor. You may maintain this type of account on www.janus.com. For more information regarding general policies and exceptions, see "Closed Fund Policies."


   COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses. For more information regarding general policies and exceptions, see "Closed Fund Policies."

   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Manual may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Eligible investors should refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Fund is available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next calculated NAV after being received in good order.

                                                        Shareholder's manual  19

 TO OPEN AN ACCOUNT OR BUY SHARES

 ALTHOUGH THE FUND IS CLOSED, IF YOU ARE A CURRENT FUND SHAREHOLDER, YOU MAY CONTINUE TO PURCHASE FUND SHARES THROUGH YOUR EXISTING FUND ACCOUNTS AND TO REINVEST DIVIDENDS AND CAPITAL GAINS IN SUCH ACCOUNTS.

 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account if you are a current Fund shareholder. You may elect to have Janus automatically debit your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will automatically debit your designated preauthorized bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.


 BY AUTOMATED INVESTMENTS

 ------------------------------------------------------------------------------


 - To buy additional shares through the Automatic Monthly Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.



 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 -------------------------------------------------------------------------------

 Note: For more information, refer to the "Paying for Shares" section of this Shareholder's Manual.


 20  Janus Venture Fund prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES
    --------------------------------      --------------------------------



    REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA
    SPECIFIED IN THIS SHAREHOLDER'S MANUAL, ONCE YOU CLOSE YOUR ACCOUNT,
    YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Fund
      Janus representative.                 reserves the right to limit
                                            the dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in the "Written          instructions in the "Written
      Instructions" section of this         Instructions" section of this
      manual.                               manual.



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to the "Exchanges"              refer to the "Payment of
           section of this manual.               Redemption Proceeds"
                                                 section of this manual.


                                                        Shareholder's manual  21

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


   - When purchasing shares through the Automatic Monthly Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.


   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Fund (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

   - The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."


   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for


 22  Janus Venture Fund prospectus
     investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by the Fund.

   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:

   - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares in any Fund of Janus Investment Fund.


   - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.


   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange

                                                        Shareholder's manual  23
     purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). Different restrictions may apply if you invest through an intermediary. The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

   CLOSED FUND POLICIES

   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual

 24  Janus Venture Fund prospectus
   circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders;
   (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; and (vi) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded


                                                        Shareholder's manual  25
   through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.


   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.


 26  Janus Venture Fund prospectus

   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value


                                                        Shareholder's manual  27
   securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.


   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


   The Fund's policies and procedures regarding excessive trading may be modified at any time.

PAYMENT OF REDEMPTION PROCEEDS

   - BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.

     Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an

 28  Janus Venture Fund prospectus
     address change, requests for redemption checks to be sent to a new address require a signature guarantee.


   - BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.



   ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON www.janus.com, BY TELEPHONE OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUND CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares class of Janus Money Market Fund during the 15-day hold period.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

WRITTEN INSTRUCTIONS

   To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:

   - the name of the Janus fund(s) being sold or exchanged;

   - the account number(s);

   - the amount of money or number of shares being sold or exchanged;

   - the name(s) on the account;

   - the signature(s) of all registered account owners (see account application for signature requirements); and,

   - your daytime telephone number.

                                                        Shareholder's manual  29

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUND RESERVES THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

 30  Janus Venture Fund prospectus

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.



   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses

                                                        Shareholder's manual  31
   for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.



PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such

 32  Janus Venture Fund prospectus
   quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Fund for shareholder recordkeeping and similar services.

   For more information regarding general policies and exceptions, see "Closed Fund Policies."

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

                                                        Shareholder's manual  33

   INVOLUNTARY REDEMPTIONS

   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund. This includes, but is not limited to, accounts that the Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE OR TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine.(TM) You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Fund and its agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM) or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not


 34  Janus Venture Fund prospectus
   cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Fund may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Fund may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES


   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.


                                                        Shareholder's manual  35

   STATEMENTS, REPORTS AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Fund will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.

   Unless you instruct Janus otherwise by contacting a Janus representative, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

 36  Janus Venture Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrange-

                                                      Management of the Fund  37
   ments will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                     Average Daily      Annual Management
                                                       Net Assets           Fee Rate
Fund Name                                               of Fund         Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Venture Fund                               All Asset Levels          0.64
-----------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.


INVESTMENT PERSONNEL


PORTFOLIO MANAGER

WILLIAM H. BALES
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture
     Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado.

 38 Janus Venture Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


                                                           Other information  39
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 40 Janus Venture Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

DISTRIBUTION OPTIONS

   When you open an account it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a Janus representative or by writing the Fund at one of the addresses listed in the

                                                     Distributions and taxes  41

   Shareholder's Manual section of this Prospectus. The Fund offers the following options:

   1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.


   The Fund reserves the right to reinvest into your open non-retirement account undeliverable and uncashed dividend and distribution checks that remain outstanding for one year in shares of the Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is

 42 Janus Venture Fund prospectus
   affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

                                                     Distributions and taxes  43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS VENTURE FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $47.77       $31.59        $36.99        $82.39       $89.71
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.80        16.18        (5.40)       (29.02)         6.94
 Total from investment operations                   3.80        16.18        (5.40)       (29.02)         6.94
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --            --            --           --
 Distributions (from capital gains)                   --           --            --       (16.38)      (14.26)
 Total distributions                                  --           --            --       (16.38)      (14.26)
 NET ASSET VALUE, END OF PERIOD                   $51.57       $47.77        $31.59        $36.99       $82.39
 Total return                                      7.95%       51.22%      (14.60)%      (40.67)%        3.79%
 Net assets, end of period (in millions)          $1,327       $1,392          $756        $1,009       $1,923
 Average net assets for the period (in
  millions)                                       $1,356         $988          $993        $1,313       $2,504
 Ratio of gross expenses to average net
  assets(2)                                        0.90%        0.94%         0.88%         0.87%        0.87%
 Ratio of net expenses to average net assets       0.90%        0.93%         0.87%         0.86%        0.86%
 Ratio of net investment income/(loss) to
  average net assets                             (0.74)%      (0.67)%       (0.73)%       (0.36)%      (0.35)%
 Portfolio turnover rate                             61%          75%           90%           70%          87%
--------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


 44 Janus Venture Fund prospectus

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

                                                Glossary of investment terms  45
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

 46 Janus Venture Fund prospectus

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

                                                Glossary of investment terms  47
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

 48 Janus Venture Fund prospectus
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  49

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

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

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 52

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


                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005




                               JANUS VENTURE FUND
                            CLOSED TO NEW INVESTORS

                                   Prospectus

     Although the Fund is closed, current investors may continue to invest in the Fund, as outlined in the Shareholder's Guide to this Prospectus. Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified in the Shareholder's Guide. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Fund through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Venture Fund.......................................    2

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Frequently asked questions about principal investment
          strategies............................................    7
       General portfolio policies...............................    8
       Risks....................................................   10
       Frequently asked questions about certain risks...........   11

    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   15
       Purchases................................................   16
       Tax-deferred accounts....................................   17
       Exchanges................................................   17
       Redemptions..............................................   18
       Excessive trading........................................   20
       Shareholder account policies.............................   24

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   25
       Management expenses......................................   26
       Investment personnel.....................................   26

    OTHER INFORMATION...........................................   27

    DISTRIBUTIONS AND TAXES.....................................   29

    FINANCIAL HIGHLIGHTS........................................   31

    GLOSSARY OF INVESTMENT TERMS................................   32


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS VENTURE FUND

   Janus Venture Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS VENTURE FUND seeks capital appreciation.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the Fund's initial purchase continue to be considered small-sized. The Fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

   The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the Fund's portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund will limit its investment in high-yield/high-risk bonds to less than 35% of its net assets.

MAIN INVESTMENT RISKS

   The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

   The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio

 2  Janus Venture Fund prospectus
   decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.

   The Fund normally invests at least 50% of its equity assets in securities issued by small-sized companies, which tend to be more volatile than securities issued by larger or more established companies. As a result, the Fund's returns may be more volatile than those of a fund holding securities of larger, more established companies.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS VENTURE FUND


      Annual returns for calendar years ended 12/31
              26.46%  8.02%  12.62%  23.22%  140.71%  (45.77)%  (11.93)%  (27.24)%  55.75%  17.56%
               1995   1996    1997    1998    1999      2000      2001      2002     2003   2004

      Best Quarter:  4th-1999 82.76%    Worst Quarter:  4th-2000 (30.17)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                              1 year    5 years    10 years      (4/30/85)
    Janus Venture Fund
      Return Before Taxes                      17.56%    (8.65)%     11.25%        13.90%
      Return After Taxes on Distributions      17.56%    (9.55)%      8.90%        11.34%
      Return After Taxes on Distributions
        and Sale of Fund Shares(1)             11.41%    (7.41)%      8.77%        11.11%
    Russell 2000(R) Growth Index(2)            14.31%    (3.57)%      7.12%         8.07%
      (reflects no deduction for expenses,
        fees or taxes)
    Russell 2000(R) Index(3)                   18.33%      6.61%     11.54%        11.08%
      (reflects no deduction for expenses,
        fees or taxes)
                                             ---------------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the Russell 2000(R) Index to the Russell 2000(R) Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund will retain the Russell 2000(R) Index as a secondary index.

   (3) The Russell 2000(R) Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $1 billion as of December 31, 2004.


 4  Janus Venture Fund prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund. All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 2004, restated to reflect a reduction in the Fund's management fee effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                              Management     Other      Total Annual Fund
                                                 Fee        Expenses    Operating Expenses
  Janus Venture Fund                            0.64%        0.25%            0.89%


 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 Year     3 Years    5 Years    10 Years
                                                 -----------------------------------------
  Janus Venture Fund                               $91       $284       $493       $1,096


 6  Janus Venture Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


   Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the investment personnel believe that common stocks will appreciate in value. The investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may sell a holding if, among other things, the security reaches the investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the investment personnel find a better investment opportunity. The Fund may also sell a holding to meet redemptions.


   Realization of income is not a significant consideration when choosing investments for the Fund, and income realized on the Fund's investments may be incidental to its objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


   Generally, yes. The investment personnel seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.


                                    Principal investment strategies and risks  7

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

   Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization and annual gross revenues are important investment criterion for the Fund.

GENERAL PORTFOLIO POLICIES

   In investing its portfolio assets, the Fund will follow the general policies listed below. Except for the Fund's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

   CASH POSITION

   The Fund may not always stay fully invested in equity securities. For example, when the Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity securities.



   In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve its objective, the Fund invests primarily in domestic equity securities. To a limited extent, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the

 8  Janus Venture Fund prospectus

   Fund's assets or reducing risk; however, they may not achieve the Fund's objective. These securities and strategies may include:

   - foreign equity securities

   - debt securities

   - indexed/structured securities

   - high-yield/high-risk bonds (less than 35% of the Fund's assets)


   - options, futures, forwards, swap agreements, participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


   - short sales "against the box" and "naked" short sales (no more than 8% of the Fund's assets may be invested in naked short sales)

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.


                                    Principal investment strategies and risks  9

   Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER

   The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in the Fund's portfolio whenever the investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The Financial Highlights section of this Prospectus shows the Fund's historical turnover rates.

RISKS

   Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings ("IPOs") or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 10  Janus Venture Fund prospectus

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

   Unless otherwise limited by its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


                                   Principal investment strategies and risks  11

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?


   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Service ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") (i.e., BB+ or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.



   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information ("SAI") for a description of bond rating categories.

3. HOW DOES THE FUND TRY TO REDUCE RISK?


   The Fund may use futures, options, swap agreements and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


4. THE FUND NORMALLY INVESTS AT LEAST 50% OF ITS EQUITY ASSETS IN SECURITIES OF SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

   Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or

 12  Janus Venture Fund prospectus
   more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because the Fund normally invests at least 50% of its equity assets in securities of smaller or newer companies, these risks may be increased.

                                   Principal investment strategies and risks  13

                               JANUS VENTURE FUND

                              Shareholder's Guide

                                       CLOSED TO NEW INVESTORS

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Fund
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Fund. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   Although the Fund is closed, investors who meet the criteria outlined in this Shareholder's Guide may continue to invest in the Fund. You may be asked to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. The Fund may resume sales of its shares to new investors at some future date, but it has no present intention to do so.


   THE FUND MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.


   With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open. In order to receive a day's price, your order must be received in good order by the Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's shares to the extent that Fund is invested in such markets.



   Securities held by the Fund are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when


                                                         Shareholder's guide  15
   significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments;
   (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Fund may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


   Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the Fund's share price, as further described in the "Excessive Trading" section. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES

   Although the Fund is closed, if you are a current Fund shareholder, you may continue to purchase Fund shares through your existing Fund accounts and to reinvest dividends and capital gains in such accounts. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

 16  Janus Venture Fund prospectus

   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.


   The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

EXCHANGES

   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to

                                                         Shareholder's guide  17
   read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may exchange shares of the Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.


   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - The Janus funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with financial intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   REMEMBER THAT THE FUND IS CLOSED. UNLESS YOU MEET THE CRITERIA SPECIFIED IN THIS SHAREHOLDER'S GUIDE, ONCE YOU CLOSE YOUR ACCOUNT, YOU MAY NOT MAKE ADDITIONAL INVESTMENTS IN THE FUND.

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


 18  Janus Venture Fund prospectus

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


CLOSED FUND POLICIES


   The Fund has discontinued sales of its shares because its management and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

   Investors who meet the following criteria may be able to invest in the Fund:
   (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) discretionary investment advisers may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether they invested in such Fund prior to its closing; (v) Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds, and as such, upon prior Trustee approval, members of the Janus investment team may open new accounts in the closed Fund; and (vi) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in

                                                         Shareholder's guide  19
   such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agent.



   The Fund attempts to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable for certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."





   The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.


 20  Janus Venture Fund prospectus

   The Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.



   The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the


                                                         Shareholder's guide  21
   account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   A Fund that invests in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in a Fund which does not invest in foreign securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



   Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Fund and its agent. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and


 22  Janus Venture Fund prospectus
   accordingly, the Fund cannot eliminate completely the possibility of excessive trading.


   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.


   The Fund's policies and procedures regarding excessive trading may be modified at any time.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll

                                                         Shareholder's guide  23

   free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Fund for shareholder recordkeeping and similar services. For more information regarding general closed fund policies and exceptions, see "Closed Fund Policies."

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund that you have authorized for investment. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 24  Janus Venture Fund prospectus

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Fund.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrange-

                                                      Management of the Fund  25
   ments will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay.


   The Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).


                                                   Average Daily      Annual Management
                                                     Net Assets           Fee Rate
Fund Name                                             of Fund         Percentage (%)(1)
---------------------------------------------------------------------------------------
   Janus Venture Fund                             All Asset Levels          0.64
---------------------------------------------------------------------------------------

(1) Effective July 1, 2004, Janus Capital reduced the Fund's management fee as set forth in the Fund's Investment Advisory Agreement to the amount reflected.


INVESTMENT PERSONNEL


PORTFOLIO MANAGER

WILLIAM H. BALES
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Venture Fund. Mr. Bales has been Portfolio Manager or a Co-Manager of Janus Venture
     Fund since February 1997. He is also Portfolio Manager of other Janus accounts. Mr. Bales joined Janus Capital in 1991 and was a research analyst from 1993 to 1997. Mr. Bales holds a Bachelor of Science degree in Marketing and a Master's of Science degree in Marketing and Finance from the University of Colorado.

 26  Janus Venture Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


                                                           Other information  27
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28  Janus Venture Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income" which is generally subject to reduced rates of taxation. Net realized long-term gains are paid to shareholders as capital gains distributions. Dividends and capital gains distributions are normally declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

   Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

   "BUYING A DIVIDEND"

   If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and

                                                     Distributions and taxes  29
   the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUND

   Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

   The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be taxed twice.

 30  Janus Venture Fund prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS VENTURE FUND
--------------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                  2004         2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $47.77       $31.59        $36.99        $82.39       $89.71
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         --(1)        --(1)         --(1)         --(1)        --(1)
 Net gain/(loss) on securities (both realized
  and unrealized)                                   3.80        16.18        (5.40)       (29.02)         6.94
 Total from investment operations                   3.80        16.18        (5.40)       (29.02)         6.94
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               --           --            --            --           --
 Distributions (from capital gains)                   --           --            --       (16.38)      (14.26)
 Total distributions                                  --           --            --       (16.38)      (14.26)
 NET ASSET VALUE, END OF PERIOD                   $51.57       $47.77        $31.59        $36.99       $82.39
 Total return                                      7.95%       51.22%      (14.60)%      (40.67)%        3.79%
 Net assets, end of period (in millions)          $1,327       $1,392          $756        $1,009       $1,923
 Average net assets for the period (in
  millions)                                       $1,356         $988          $993        $1,313       $2,504
 Ratio of gross expenses to average net
  assets(2)                                        0.90%        0.94%         0.88%         0.87%        0.87%
 Ratio of net expenses to average net assets       0.90%        0.93%         0.87%         0.86%        0.86%
 Ratio of net investment income/(loss) to
  average net assets                             (0.74)%      (0.67)%       (0.73)%       (0.36)%      (0.35)%
 Portfolio turnover rate                             61%          75%           90%           70%          87%
--------------------------------------------------------------------------------------------------------------



(1) Net investment income/(loss) aggregated less than $0.01 on a per share basis for the fiscal year end.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                        Financial highlights  31

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in

 32  Janus Venture Fund prospectus
   addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

                                                Glossary of investment terms  33

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES



   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a

 34  Janus Venture Fund prospectus
   specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for

                                                Glossary of investment terms  35
   delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For naked short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

 36  Janus Venture Fund prospectus

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Fund's Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                 February 25, 2005

                                 Janus Flexible Income Fund
                                 Janus High-Yield Fund
                                 Janus Short-Term Bond Fund
                                 Janus Federal Tax-Exempt Fund
                                 Janus Money Market Fund
                                 Janus Tax-Exempt Money Market Fund
                                 Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     ELIMINATE PAPER MAIL. Set up e-Delivery of prospectuses, annual reports and statements at WWW.JANUS.COM.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing directly with the Funds.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Flexible Income Fund...............................    2
       Janus High-Yield Fund....................................    6
       Janus Short-Term Bond Fund...............................    9
       Janus Federal Tax-Exempt Fund............................   12
       Money Market Funds.......................................   15
    FEES AND EXPENSES...........................................   19
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Fixed-Income Funds.......................................   22
       Frequently asked questions about principal investment
          strategies............................................   22
       General portfolio policies...............................   23
       Risks....................................................   26
       Frequently asked questions about certain risks...........   26
       Money Market Funds.......................................   30
    SHAREHOLDER'S MANUAL
       Doing business with Janus................................   36
       Minimum investments......................................   37
       Types of account ownership...............................   37
       To open an account or buy shares.........................   40
       To exchange shares.......................................   41
       To sell shares...........................................   41
       Excessive trading........................................   44
       Redemption fee...........................................   48
       Shareholder services and account policies................   53
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   57
       Management expenses......................................   58
       Investment personnel.....................................   60
    OTHER INFORMATION...........................................   62
    DISTRIBUTIONS AND TAXES.....................................   65
    FINANCIAL HIGHLIGHTS........................................   69
    GLOSSARY OF INVESTMENT TERMS................................   76
    EXPLANATION OF RATING CATEGORIES............................   82


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

   Janus Flexible Income Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

 2  Janus Income Funds prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS FLEXIBLE INCOME FUND


      Annual returns for periods ended 12/31
                           21.15%  6.88%  11.43%  8.84%  0.46%  4.89%  7.23%  9.93%  6.37%  3.82%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 7.35%    Worst Quarter:  2nd-2004 (2.99)%



                                           Average annual total return for periods ended 12/31/04
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (7/7/87)
    Janus Flexible Income Fund
      Return Before Taxes                         3.82%     6.43%       7.97%          8.01%
      Return After Taxes on Distributions         2.10%     4.25%       5.25%          5.05%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    2.46%     4.14%       5.14%          5.05%
    Lehman Brothers Aggregate Bond Index(2)       4.34%     7.71%       7.72%          8.04%(3)
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(4)    4.19%     8.00%       7.80%          8.05%(5)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed-income market. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have a least one year to maturity, and have an outstanding par value of at least $100 million. The Fund will retain the Lehman Brothers Government/Credit Index as a secondary index.

   (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2004 for Lehman Brothers Aggregate Bond Index.
   (4) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (5) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2004 for Lehman Brothers Government/Credit Index.

 4  Janus Income Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

JANUS HIGH-YIELD FUND

   Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.


MAIN INVESTMENT STRATEGIES

   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

 6  Janus Income Funds prospectus

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


   The Fund may invest without limit in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                          Risk/return summary  7

   JANUS HIGH-YIELD FUND


      Annual returns for calendar years ended 12/31
                               23.99%  15.47%  0.97%  5.54%  2.50%  4.59%  2.56%  16.04%  9.42%
                                1996    1997   1998   1999   2000   2001   2002    2003   2004

      Best Quarter:  1st-1996 7.34%    Worst Quarter:  3rd-1998 (5.76)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years     (12/29/95)
    Janus High-Yield Fund
      Return Before Taxes                                   9.42%    6.90%         8.75%
      Return After Taxes on Distributions                   6.83%    3.99%         5.27%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      6.03%    4.05%         5.30%
    Lehman Brothers High-Yield Bond Index(2)               11.13%    6.97%         6.97%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 8  Janus Income Funds prospectus

JANUS SHORT-TERM BOND FUND

   Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

   "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

                                                          Risk/return summary  9

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 10  Janus Income Funds prospectus

   JANUS SHORT-TERM BOND FUND


      Annual returns for calendar years ended 12/31
                             7.95%  6.19%  6.61%  6.77%  2.91%  7.74%  6.85%  3.57%  3.91%  1.96%
                             1995   1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-1996 3.25%    Worst Quarter:  2nd-2004 (0.64)%



                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (9/1/92)
    Janus Short-Term Bond Fund
      Return Before Taxes                          1.96%     4.78%     5.42%          4.95%
      Return After Taxes on Distributions          0.92%     3.22%     3.42%          2.93%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     1.28%     3.15%     3.39%          2.95%
    Lehman Brothers Government/Credit 1-3 Year
      Index(2)                                     1.30%     5.41%     5.98%          5.42%(3)
      (reflects no deduction for expenses, fees
        or taxes)
                                                   ---------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

   (3) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2004 for the Lehman Brothers Government/Credit 1-3 Year Index.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS FEDERAL TAX-EXEMPT FUND

   Janus Federal Tax-Exempt Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

 12  Janus Income Funds prospectus

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  13

   JANUS FEDERAL TAX-EXEMPT FUND


      Annual returns for calendar years ended 12/31
                          15.84%  4.71%  8.98%  5.31%  (4.39)%  8.91%  3.14%  9.39%  3.76%  2.49%
                           1995   1996   1997   1998    1999    2000   2001   2002   2003   2004

      Best Quarter:  1st-1995 6.61%    Worst Quarter:  2nd-2004 (2.42)%



                                           Average annual total return for periods ended 12/31/04
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (5/3/93)
    Janus Federal Tax-Exempt Fund
      Return Before Taxes                         2.49%     5.50%       5.69%          4.80%
      Return After Taxes on Distributions         2.48%     5.48%       5.66%          4.76%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    2.77%     5.30%       5.55%          4.75%
    Lehman Brothers Municipal Bond Index(2)       4.48%     7.20%       7.06%          6.17%(3)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.


   (3) The average annual total return was calculated based on historical information from April 30, 1993 to December 31, 2004 for the Lehman Brothers Municipal Bond Index.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 14  Janus Income Funds prospectus

MONEY MARKET FUNDS

   The Money Market Funds are designed for investors who seek current income.


INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET FUND seek maximum current income to the extent consistent with stability of capital.

   - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


   The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



   The Money Market Funds will:


   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less


   JANUS MONEY MARKET FUND pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



   JANUS TAX-EXEMPT MONEY MARKET FUND pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take


                                                         Risk/return summary  15
   into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


   JANUS GOVERNMENT MONEY MARKET FUND pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.



MAIN INVESTMENT RISKS


   The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

   Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

   An investment in the Money Market Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

 16  Janus Income Funds prospectus

PERFORMANCE INFORMATION



   The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated.


   JANUS MONEY MARKET FUND - INVESTOR SHARES


      Annual returns for calendar years ended 12/31
                                  5.06%  5.25%  5.20%  4.77%  6.05%  3.78%  1.38%  0.71%  0.93%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.56%    Worst Quarter:  1st-2004 0.14%


   JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                                  3.18%  3.22%  3.20%  2.89%  3.64%  2.42%  1.03%  0.58%  0.69%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-2000 0.96%    Worst Quarter:  1st-2004 0.12%


                                                         Risk/return summary  17

   JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                                  4.97%  5.11%  5.06%  4.66%  5.94%  3.73%  1.33%  0.65%  0.85%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.54%    Worst Quarter:  2nd-2004 0.13%



   The 7-day yield on December 31, 2004 was 1.76% for Janus Money Market
   Fund - Investor Shares; 1.38% for Janus Tax-Exempt Money Market Fund - Investor Shares; and 1.72% for Janus Government Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.


   The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

 18  Janus Income Funds prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004, restated to reflect reductions in the Funds' management fees, where applicable, effective July 1, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


                                                         Risk/return summary  19

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales charges...............................................   None
  Redemption fee on shares of Janus High-Yield Fund held for three months or less (as a % of amount redeemed)..........  2.00%(1)
  Exchange fee................................................   None(2)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                               Total Annual             Net Annual
                                                                   Fund                    Fund
                                       Management    Other      Operating     Expense    Operating
                                          Fee       Expenses   Expenses(3)    Waivers   Expenses(3)
  Janus Flexible Income Fund             0.48%        0.30%        0.78%        0.00%       0.78%
  Janus High-Yield Fund                  0.55%        0.29%        0.84%        0.00%       0.84%
  Janus Short-Term Bond Fund             0.64%        0.36%        1.00%        0.36%       0.64%
  Janus Federal Tax-Exempt Fund          0.50%        0.42%        0.92%        0.37%       0.55%
  Janus Money Market Fund -
    Investor Shares                      0.20%        0.50%(4)     0.70%        0.10%       0.60%
  Janus Tax-Exempt Money Market
    Fund - Investor Shares               0.20%        0.51%(4)     0.71%        0.10%       0.61%
  Janus Government Money Market
    Fund - Investor Shares               0.20%        0.50%(4)     0.70%        0.10%       0.60%


  (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Manual.
  (2) An exchange of Janus High-Yield Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.
  (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) with respect to Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund, to certain limits until at least March 1, 2006. With respect to Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund, Janus Capital has contractually agreed to waive one-half of its fee until at least March 1, 2006. The expense waivers shown reflect the application of such limits or reductions. The expense waivers are detailed in the Statement of Additional Information.
  (4) Included in Other Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 20  Janus Income Funds prospectus

  EXAMPLES:

  THE FOLLOWING EXAMPLES ARE BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 Year   3 Years   5 Years   10 Years
                                                               -------------------------------------
  Janus Flexible Income Fund                                    $ 80     $249      $433      $  966
  Janus High-Yield Fund                                         $ 86     $268      $466      $1,037
  Janus Short-Term Bond Fund                                    $102     $318      $552      $1,225
  Janus Federal Tax-Exempt Fund                                 $ 94     $293      $509      $1,131
  Janus Money Market Fund - Investor Shares                     $ 72     $224      $390      $  871
  Janus Tax-Exempt Money Market Fund - Investor Shares          $ 73     $227      $395      $  883
  Janus Government Money Market Fund - Investor Shares          $ 72     $224      $390      $  871


                                                         Risk/return summary  21

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

   This section takes a closer look at the Fixed-Income Funds' principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?


   A Fund's investment personnel may vary the average-weighted effective maturity of a portfolio to reflect their analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its investment personnel expect interest rates to rise and longer when its investment personnel expect interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.


3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

 22  Janus Income Funds prospectus

4. WHAT IS MEANT BY A FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Rating Service ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                   Principal investment strategies and risks  23

   CASH POSITION

   The Fixed-Income Funds may not always stay fully invested in bonds. For example, when a Fixed-Income Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because each Fund's investment personnel act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.



   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve their objectives, the Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:

   - foreign equity securities

   - common stocks


   - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets) and mortgage dollar rolls


 24  Janus Income Funds prospectus

   - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign debt and equity securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in


                                   Principal investment strategies and risks  25
   a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER

   The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever its investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Janus High-Yield Fund, Janus Flexible Income Fund and Janus Short-Term Bond Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

   Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

   The chart below shows that the Fixed-Income Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You

 26  Janus Income Funds prospectus
   should consider these factors before you determine whether a Fund is a suitable investment.

                                            Primary                        Interest
                                        Investment Type      Credit Risk   Rate Risk
------------------------------------------------------------------------------------
  Janus Flexible Income Fund         Corporate Bonds         High          High
  Janus High-Yield Fund              Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund         Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund      Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value


                                   Principal investment strategies and risks  27
   the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?


   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

 28  Janus Income Funds prospectus
     that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

7. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

                                   Principal investment strategies and risks  29

MONEY MARKET FUNDS


   This section takes a closer look at the Money Market Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


   Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


TYPES OF INVESTMENTS

   JANUS MONEY MARKET FUND

   Janus Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   This Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 30  Janus Income Funds prospectus

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   JANUS TAX-EXEMPT MONEY MARKET FUND

   As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

   - up to 20% of its net assets in securities whose interest is federally taxable


   - without limit in cash and cash equivalents, including obligations that may be federally taxable (when its investment personnel are unable to locate investment opportunities with desirable risk/reward characteristics)


   - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

                                   Principal investment strategies and risks  31

   MUNICIPAL SECURITIES
   Municipal securities include:

   - municipal notes

   - short-term municipal bonds

   - participation interests in municipal securities

   At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

   Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

   MUNICIPAL LEASES
   The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

   TAXABLE INVESTMENTS
   As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

   JANUS GOVERNMENT MONEY MARKET FUND

   Janus Government Money Market Fund invests exclusively in:

   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

 32  Janus Income Funds prospectus

COMMON INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that the Money Market Funds may each use:

   PARTICIPATION INTERESTS
   A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

   VARIABLE AND FLOATING RATE SECURITIES
   The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

                                   Principal investment strategies and risks  33

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 34  Janus Income Funds prospectus

                               JANUS INCOME FUNDS

                              Shareholder's Manual

                                       This Shareholder's Manual is
                                       for those shareholders
                                       investing directly with the
                                       Funds. This section will help
                                       you become familiar with the
                                       different types of accounts
                                       you can establish with Janus.
                                       It also explains in detail
                                       the wide array of services
                                       and features you can
                                       establish on your account, as
                                       well as account policies and
                                       fees that may apply to your
                                       account. Account policies
                                       (including fees), services
                                       and features may be modified
                                       or discontinued without
                                       shareholder approval or prior
                                       notice.

                                       [JANUS LOGO]

DOING BUSINESS WITH JANUS
--------------------------------------------------------------------------------

ONLINE - www.janus.com - 24 HOURS A DAY, 7 DAYS A WEEK
--------------------------------------------------------------------------------

ON www.janus.com* YOU CAN:

- Open the following types of accounts: individual, joint, UGMA/UTMA, Traditional and Roth IRAs, Simplified Employee Pension ("SEP") IRAs, and Coverdell Education Savings Accounts
- Review your account or complete portfolio
- Buy, sell and exchange Funds
- View your personalized performance
- Obtain Fund information and performance
- Update personal information
- Receive electronic daily, quarterly and year-end statements, semiannual and annual reports, prospectuses and tax forms
* Certain account or transaction types may be restricted from being processed through www.janus.com. If you would like more information about these restrictions, please contact a Janus representative.

JANUS XPRESSLINE(TM)
1-888-979-7737
- 24-HOUR AUTOMATED PHONE SYSTEM

JANUS REPRESENTATIVES
1-800-525-3713

TDD
For the speech and hearing impaired.
1-800-525-0056

MAILING ADDRESS
Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT MAIL
Janus
720 S. Colorado Blvd., Suite 290A
Denver, CO 80246-1929

 36  Janus Income Funds prospectus

MINIMUM INVESTMENTS*

    To open a new regular Fund account                         $2,500

    To open a new UGMA/UTMA account, Coverdell Education
    Savings Account or a retirement Fund account               $  500

    To add to any existing type of Fund account                $  100

   * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

   MINIMUM INVESTMENT REQUIREMENTS
   Due to the proportionately higher costs of maintaining small accounts, the Funds reserve the right to deduct an annual $25 minimum balance fee per Fund account with values below the minimums described under "Minimum Investments" or to close Fund accounts valued at less than $100. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. The fee or account closure will occur during the fourth quarter of each calendar year. You will receive written notice before we charge the $25 fee or close your account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the fee being charged or the redemption.

TYPES OF ACCOUNT OWNERSHIP

   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account.

   INDIVIDUAL OR JOINT OWNERSHIP
   Individual accounts are owned by one person. Joint accounts have two or more owners.

   TRUST
   An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

   BUSINESS ACCOUNTS
   Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

                                                        Shareholder's manual  37

TAX-DEFERRED ACCOUNTS


   Please refer to www.janus.com or an account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.



   If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with Janus are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com.


   INVESTING FOR YOUR RETIREMENT


   Please visit www.janus.com or call a Janus representative for more complete information regarding the different types of IRAs. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.


   TRADITIONAL AND ROTH IRAS
   Both IRAs allow most individuals with earned income to contribute up to the lesser of $4,000 or 100% of compensation for tax year 2005; and $3,000 or 100% of compensation for tax year 2004. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.

   SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS
   This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

   PROFIT SHARING OR MONEY PURCHASE PENSION PLAN

   These plans are open to corporations, partnerships and small business owners (including sole proprietors) for the benefit of their employees and themselves. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.


   SECTION 403(b)(7) PLAN

   Employees of educational organizations or other qualifying tax-exempt organizations may be eligible to participate in a Section 403(b)(7) plan. You may only open and maintain this type of account via written request. Please contact a Janus representative for more information.


 38  Janus Income Funds prospectus

ACCOUNTS FOR THE BENEFIT OF A CHILD

   CUSTODIAL ACCOUNTS (UGMA OR UTMA)

   An UGMA/UTMA account is a custodial account managed for the benefit of a minor.


   COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)
   This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

   Please refer to the chart on the following pages for information on opening an account and conducting business with Janus. With certain limited exceptions, the Funds are available only to U.S. citizens or residents. When you buy, exchange, or sell shares, your request will be processed at the next calculated NAV after being received in good order.

                                                        Shareholder's manual  39

 TO OPEN AN ACCOUNT OR BUY SHARES


 Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a Janus representative for more information.


 ONLINE AT www.janus.com
 ------------------------------------------------------------------------------


 - You may open a new Fund account or you may buy shares in an existing Fund account. You may elect to have Janus automatically debit your designated bank account. You may initiate a rollover or a transfer of assets from certain tax-deferred accounts via www.janus.com. Janus.com will provide real-time confirmation of your transaction.


 BY TELEPHONE
 ------------------------------------------------------------------------------

 - For an existing account, you may use Janus XpressLine(TM) to buy shares 24 hours a day, or you may call a Janus representative during normal business hours. Janus will automatically debit your designated preauthorized bank account.

 - You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a Janus representative.

 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------

 - To open your Fund account, complete and sign the appropriate application. Make your check payable to Janus or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

 - To buy additional shares, complete the remittance slip accompanying your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.


 BY AUTOMATED INVESTMENTS

 ------------------------------------------------------------------------------


 - To buy additional shares through the Automatic Monthly Investment Program, you select the frequency with which your money ($100 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.



 - You may buy additional shares using Payroll Deduction if your employer can initiate this type of transaction. You may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.

 -------------------------------------------------------------------------------
 Note: For more information, refer to the "Paying for Shares" section of this Shareholder's Manual.

 40  Janus Income Funds prospectus

    TO EXCHANGE SHARES                    TO SELL SHARES



    ONLINE AT www.janus.com               ONLINE AT www.janus.com
    --------------------------------      --------------------------------
    - Exchanges may be made online        - Redemptions may be made online
      at www.janus.com.                     at www.janus.com.



    BY TELEPHONE                          BY TELEPHONE
    --------------------------------      --------------------------------
    - Generally all accounts are          - Generally all accounts are
      automatically eligible to             automatically eligible to sell
      exchange shares by telephone.         shares by telephone. To sell
      To exchange all or a portion          all or a portion of your
      of your shares into any other         shares, call Janus
      available Janus fund, call            XpressLine(TM) or a Janus
      Janus XpressLine(TM) or a             representative. The Funds
      Janus representative.                 reserve the right to limit the
                                            dollar amount that you may
                                            redeem from your account by
                                            telephone.



    BY MAIL/IN WRITING                    BY MAIL/IN WRITING
    --------------------------------      --------------------------------
    - To request an exchange in           - To request a redemption in
      writing, please follow the            writing, please follow the
      instructions in the "Written          instructions in the "Written
      Instructions" section of this         Instructions" section of this
      manual.                               manual.



    BY SYSTEMATIC EXCHANGE                BY SYSTEMATIC REDEMPTION
    --------------------------------      --------------------------------
    - You determine the amount of         - This program allows you to
      money you would like automati-        sell shares worth a specific
      cally exchanged from one Fund         dollar amount from your Fund
      account to another on any day         account on a regular basis.
      of the month.
    --------------------------------      --------------------------------
     Note: For more information,           Note: For more information,
           refer to the "Exchanges"              refer to the "Payment of
           section of this manual.               Redemption Proceeds"
                                                 section of this manual.


                                                        Shareholder's manual  41

PAYING FOR SHARES

   Please note the following when purchasing shares:


   - Cash, credit cards, third party checks (with certain limited exceptions), travelers cheques, credit card checks or money orders will not be accepted.


   - All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks or an accepted Canadian bank.


   - When purchasing shares through the Automatic Monthly Investment Program, if no date or dollar amount is specified on your application, investments of $100 will be made on the 20th of each month. Your first automatic monthly investment may take up to two weeks to establish. If the balance in the Janus fund account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Monthly Investment Program will be discontinued.


   - We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Fund by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.



   - Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."


   - If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in the Janus Money Market Fund-Investor Shares ("Money Market Fund"). For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (1) buy shares of another Janus fund or (2) sell shares of the Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of the Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in the Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in the Money Market Fund until the new fund's commencement of operations. At that time, your


 42  Janus Income Funds prospectus
     investment (including any dividends) will be automatically exchanged from the Money Market Fund to the new fund. All orders for purchase, exchange, or sale will receive the NAV next calculated after your order is received in good order by a Fund.

   - For Fund purchases by check, if your check does not clear for any reason, your purchase will be cancelled.

   - If your purchase is cancelled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGES

   Please note the following when exchanging shares:

   - An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


   - You may generally exchange shares of a Fund for shares in any Fund of Janus Investment Fund.


   - New Janus fund accounts established by exchange must be opened with $2,500 or the total account value if the value of the Janus fund account you are exchanging from is less than $2,500.

   - UGMA/UTMA accounts, Traditional or Roth IRAs, Simplified Employee Pension IRAs and Coverdell Education Savings Accounts established by exchange must be opened with $500 or the total account value if the value of the Janus fund account you are exchanging from is less than $500.

   - Exchanges between existing Janus fund accounts must meet the $100 subsequent investment requirement.


   - For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. You may establish this option for as little as $100 per exchange. If the balance in the Janus fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.


   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). Different restrictions may apply if you invest

                                                        Shareholder's manual  43
     through an intermediary. The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - An exchange from JANUS HIGH-YIELD FUND of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - With certain limited exceptions, exchanges between Janus fund accounts will be accepted only if the registrations are identical. If you are exchanging into a closed Janus fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Shares are no longer available in certificate form.

   Note: For the fastest and easiest way to exchange shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES


   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are


 44  Janus Income Funds prospectus
   aggregated by the intermediary and presented to the Funds on a net basis, effectively conceal the identity of individual investors and their transactions from the Funds and their agents.


   The Funds attempt to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."




   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the


                                                        Shareholder's manual  45
   trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.



   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair


 46  Janus Income Funds prospectus
   valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.


   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.


   The Funds' policies and procedures regarding excessive trading may be modified at any time.

PAYMENT OF REDEMPTION PROCEEDS

   - BY ELECTRONIC TRANSFER - Generally all accounts are automatically eligible for the electronic redemption option if bank information is provided. Your redemption proceeds, less any applicable redemption fee, can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request.

     Wire transfers will be charged a fee for each wire and your bank may charge an additional fee to receive the wire.

   - BY CHECK - Redemption proceeds, less any applicable redemption fee, will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, requests for redemption checks to be sent to a new address require a signature guarantee.

                                                        Shareholder's manual  47

   - BY SYSTEMATIC REDEMPTION - If no date is specified on your request, systematic redemptions will be made on or about the 24th of each month. If the balance in the Janus fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.



   ORDERS TO SELL SHARES MAY BE INITIATED AT ANY TIME ON WWW.JANUS.COM, BY TELEPHONE OR IN WRITING. CERTAIN TAX-DEFERRED ACCOUNTS MAY REQUIRE A WRITTEN REQUEST. IF THE SHARES BEING SOLD WERE PURCHASED BY CHECK OR AUTOMATED INVESTMENT, THE FUNDS CAN DELAY THE PAYMENT OF YOUR SALE PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in the Investor Shares class of Janus Money Market Fund during the 15-day hold period.


   Note: For the fastest and easiest way to redeem shares, log on to www.janus.com* 24 hours a day, 7 days a week.

   * Certain account types do not allow transactions via www.janus.com. For more information, access www.janus.com or refer to this Shareholder's Manual.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to a 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in

 48  Janus Income Funds prospectus
   retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).

   If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee will be applied to redemptions of your shares. When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

WRITTEN INSTRUCTIONS

   To sell or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed under "Doing Business with Janus." Please include the following information:

   - the name of the Janus fund(s) being sold or exchanged;

   - the account number(s);

   - the amount of money or number of shares being sold or exchanged;

   - the name(s) on the account;

   - the signature(s) of all registered account owners (see account application for signature requirements); and,

   - your daytime telephone number.

SIGNATURE GUARANTEE

   A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:

   - You request a redemption by check above a certain dollar amount.

   - You would like a check made payable to anyone other than the shareholder(s) of record.

   - You would like a check mailed to an address which has been changed within 10 days of the redemption request.

                                                        Shareholder's manual  49

   - You would like a check mailed to an address other than the address of record.

   - You would like your redemption proceeds sent to a bank account other than a bank account of record.

   THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.

   A SIGNATURE GUARANTEE MAY BE REFUSED if any of the following is applicable:

   - It does not appear valid or in good form.

   - The transaction amount exceeds the surety bond limit of the signature guarantee.

   - The guarantee stamp has been reported as stolen, missing or counterfeit.

   HOW TO OBTAIN A SIGNATURE GUARANTEE

   A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

   If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time; except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. New York time) each day that the NYSE is open ("business day") and, in the case of the Money Market Funds, when the Federal Reserve Banks are also open ("bank business day").


   In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the
 50  Janus Income Funds prospectus
   close of the regular trading session of the NYSE. In order to receive same day dividends for the Money Market Funds, your purchase request must be received by 3:00 p.m. New York time for the Janus Money Market Fund, 5:00 p.m. New York time for the Janus Government Money Market Fund and 12:00 p.m. New York time for the Janus Tax-Exempt Money Market Fund (the daily yield for the Money Market Funds is calculated after these times). The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.


   Securities held by the Funds other than Money Market Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market

                                                        Shareholder's manual  51
   conditions, should be initiated to prevent any material dilutive effect on shareholders.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Funds disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.




   Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

 52  Janus Income Funds prospectus

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are delivered to shareholders and are also available at www.janus.com.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

   CHECK WRITING PRIVILEGE

   Check writing privileges are available for all three Money Market Funds. Checkbooks will be issued to shareholders who have completed a Signature Draft Card, which is sent in the new account welcome package or by calling a Janus representative. (There is no check writing privilege for retirement accounts.) Your checkbook will be mailed approximately 10 days after the check writing privilege is requested. You may order checks any time on www.janus.com. Checks may be written for $250 or more per check. Purchases made by check or the Automatic Monthly Investment Program may not be redeemed by a redemption check until the 15-day hold period has passed. All checks written on the account must be signed by all account holders unless otherwise specified on the original application or the subsequent Signature Draft Card. The Funds reserve the right to terminate or modify the check writing privilege at any time.

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may buy or sell Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

                                                        Shareholder's manual  53

   A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates, and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

   INVOLUNTARY REDEMPTIONS

   The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds. This includes, but is not limited to, accounts that a Fund or its agent believe are engaged in market timing. Any time shares are redeemed in a taxable account, it is considered a taxable event. You are responsible for any tax liabilities associated with an involuntary redemption of your account.

   ONLINE AND TELEPHONE TRANSACTIONS

   You may initiate many transactions through www.janus.com or by calling Janus XpressLine(TM). You may also contact a Janus representative. Generally all new accounts automatically receive online and telephone transaction privileges including redemption privileges. If you do not want to receive these privileges, please visit www.janus.com or call a Janus representative. The Funds and their agents will not be responsible for any losses, costs or expenses resulting from unauthorized transactions when reasonable procedures designed to verify the identity of the online user or caller are followed.

   Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

 54  Janus Income Funds prospectus

   Occasionally, we experience high call volumes due to unusual market activity or other events that may make it difficult for you to reach a Janus representative by telephone. If you are unable to reach a Janus representative by telephone, please consider visiting www.janus.com, calling Janus XpressLine(TM) or sending written instructions.

   DISTRIBUTIONS

   Generally, all income dividends and capital gains distributions will automatically be reinvested in your Fund account. If you wish to change your distribution option, please visit www.janus.com, call a Janus representative or send a written request signed by the shareholder(s) of record.


   If you receive Fund distributions from an open non-retirement Fund account by check, and a distribution check sent to you at your address of record has been returned to Janus and you have failed to respond to follow up mailings from Janus, the distribution check will automatically be reinvested in your open Fund account at the next calculated NAV. Your non-retirement Fund account distribution checks will also be reinvested in your Fund account if you do not cash them within one year of the date they were written. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


   TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. The Funds may postpone payment of redemption proceeds for up to seven calendar days. In addition, the Funds may suspend redemptions and/or postpone payment of redemption proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. The exchange privilege may also be suspended in these circumstances.

   ADDRESS CHANGES

   For the easiest way to change the address on your account, visit www.janus.com. You may also call a Janus representative or send a written request signed by the shareholder(s) of record. Include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.

                                                        Shareholder's manual  55

   REGISTRATION CHANGES

   To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Please visit www.janus.com or call a Janus representative for further instructions.

   BANK ACCOUNT CHANGES


   For the easiest way to change your bank account of record or add new bank account information to your account, visit www.janus.com. You may also send a written request signed by the shareholder(s) of record. Please note that you may change or add bank information online at www.janus.com for purchases only. Certain tax-deferred accounts may require a written notice and, in some instances, bank privileges may not be available. We cannot accept changes or additions to bank account redemption options online at www.janus.com or over the telephone. If the added bank account is a joint tenant/tenants in common account, at least one name on the bank account must match one name on the Fund account.


   STATEMENTS, REPORTS AND PROSPECTUSES

   We will send you quarterly confirmations of all transactions. You may elect on www.janus.com to discontinue delivery of your paper statements, and instead receive them online. In addition, on www.janus.com, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. If you have not elected to receive online statements, your confirmation will be mailed within two days of the transaction. The Funds reserve the right to charge a fee for additional account statement requests.

   The Funds produce financial reports that include a complete list of each of the Funds' portfolio holdings semiannually, and update their prospectus annually. You may elect to receive these reports and prospectus updates electronically on www.janus.com.

   Unless you instruct Janus otherwise by contacting a Janus representative, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call a Janus representative or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.

 56  Janus Income Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does

                                                     Management of the Funds  57
   not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay.


   Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).


                                                   Average Daily       Annual Management
                                                     Net Assets            Fee Rate
Fund Name                                             of Fund          Percentage (%)(1)
----------------------------------------------------------------------------------------
   Janus Flexible Income Fund                    First $300 Million          0.58
                                                 Over $300 Million           0.48
   Janus High-Yield Fund                         First $300 Million          0.65
                                                 Over $300 Million           0.55
   Janus Short-Term Bond Fund                    First $300 Million          0.64
                                                 Over $300 Million           0.54
   Janus Federal Tax-Exempt Fund                 First $300 Million          0.50
                                                 Over $300 Million           0.45
   Janus Money Market Fund                       All Asset Levels            0.20
   Janus Tax-Exempt Money Market Fund            All Asset Levels            0.20
   Janus Government Money Market Fund            All Asset Levels            0.20
----------------------------------------------------------------------------------------


(1) Effective July 1, 2004, Janus Capital reduced each Fund's management fee, with the exception of the money market funds, as set forth in each Fund's Investment Advisory Agreement to the amount reflected. In addition, Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.


 58  Janus Income Funds prospectus

   For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of any fee waivers or reductions) based upon each Fund's average net assets:



                                                                      Management Fee
                                                                  (for Fiscal Year Ended
                                                                    October 31, 2004)
    Janus Flexible Income Fund                                            0.55%
    Janus High-Yield Fund                                                 0.67%
    Janus Short-Term Bond Fund                                            0.29%
    Janus Federal Tax-Exempt Fund                                         0.20%
    Janus Money Market Fund                                               0.20%
    Janus Tax-Exempt Money Market Fund                                    0.20%
    Janus Government Money Market Fund                                    0.20%





                                                     Management of the Funds  59

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JEANINE MORRONI
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She previously served as Assistant Portfolio Manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS E. NELSON

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which he has managed since February 2005. Prior to joining Janus, Mr. Nelson was Vice President of Public Finance for George K. Baum & Co. from 2003 to 2005. He was also a credit analyst and Assistant Vice President for Delaware Management from 1996 to 2003. Mr. Nelson holds a Bachelor of Science degree in Business from the University of Kansas. Mr. Nelson has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Tax-Exempt Money Market Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999 and Janus Federal Tax-Exempt Fund from January 2001 to February 2005. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


 60  Janus Income Funds prospectus

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus High-Yield
     Fund and Janus Short-Term Bond Fund. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Flexible
     Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered
     Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

CRAIG JACOBSON
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Tax-Exempt Money Market Fund. He joined Janus Capital in 1995 and performed duties as a commercial trader until 1999, when he became a money market research analyst. Mr. Jacobson holds a Bachelor's and Master's degree in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  61

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS (1-800-295-2687).

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

 62  Janus Income Funds prospectus

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


                                                           Other information  63
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 64  Janus Income Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

FIXED-INCOME FUNDS

   Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. Capital gains, if any, are declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have

                                                     Distributions and taxes  65
   participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

MONEY MARKET FUNDS

   For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

   Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for wire redemptions that are received after these times will be processed on that day and will receive that day's dividend, but will not be wired until the following bank business day.

   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

DISTRIBUTION OPTIONS

   When you open an account, it will automatically provide for reinvestment of all distributions. If you have a non-retirement account, you may change your distribution option at any time by logging on to www.janus.com, by calling a

 66  Janus Income Funds prospectus

   Janus representative or by writing the Funds at one of the addresses listed in the Shareholder's Manual section of this Prospectus. The Funds offer the following options:

   1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares.

   2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

   3. REINVEST AND CASH OPTION (THE FIXED-INCOME FUNDS ONLY). You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

   4. REDIRECT OPTION. You may direct your dividends or capital gains distributions (dividends in the case of the Money Market Funds) to purchase shares of another Janus fund.


   The Funds reserve the right to reinvest into your open non-retirement account undeliverable and uncashed dividend and distribution checks that remain outstanding for one year in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.


TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income,

                                                     Distributions and taxes  67
   shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

   Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 68  Janus Income Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                      2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD                 $9.74       $9.51       $9.49       $8.99       $9.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.46        0.46        0.49        0.58        0.65
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.01        0.21        0.02        0.50      (0.35)
 Total from investment operations                      0.47        0.67        0.51        1.08        0.30
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.45)      (0.44)      (0.49)      (0.58)      (0.66)(1)
 Distributions (from capital gains)                      --          --          --          --          --
 Total distributions                                 (0.45)      (0.44)      (0.49)      (0.58)      (0.66)
 NET ASSET VALUE, END OF PERIOD                       $9.76       $9.74       $9.51       $9.49       $8.99
 Total return                                         4.97%(2)    7.12%       5.63%      12.41%       3.31%
 Net assets, end of period (in millions)             $1,160      $1,534      $1,585      $1,326      $1,080
 Average net assets for the period (in millions)     $1,289      $1,732      $1,347      $1,147      $1,138
 Ratio of gross expenses to average net assets(3)     0.85%       0.83%       0.81%       0.79%       0.81%
 Ratio of net expenses to average net assets          0.85%       0.83%       0.81%       0.77%       0.79%
 Ratio of net investment income/(loss) to average
  net assets                                          4.27%       4.47%       5.24%       6.33%       7.31%
 Portfolio turnover rate                               149%        163%        243%        284%        173%
-----------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                        Financial highlights  69

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                   2004        2003        2002       2001(1)       2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $9.55       $8.82       $9.28       $9.84       $10.03
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.67        0.64        0.65        0.78         0.86
 Net gain/(loss) on securities (both realized
  and unrealized)                                   0.31        0.72      (0.46)      (0.57)       (0.19)
 Total from investment operations                   0.98        1.36        0.19        0.21         0.67
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.67)      (0.64)      (0.65)      (0.78)(2)    (0.86)(2)
 Distributions (from capital gains)                   --          --          --          --           --
 Redemption fees                                      --(3)     0.01          --(3)     0.01           --(3)
 Total distributions and other                    (0.67)      (0.63)      (0.65)      (0.77)       (0.86)
 NET ASSET VALUE, END OF PERIOD                    $9.86       $9.55       $8.82       $9.28        $9.84
 Total return                                     10.62%      16.00%       1.97%       2.23%        6.72%
 Net assets, end of period (in millions)            $558        $768        $573        $409         $300
 Average net assets for the period (in millions)    $583        $842        $491        $382         $286
 Ratio of gross expenses to average net
  assets(4)                                        0.96%       0.95%       0.96%       1.03%        1.03%(5)
 Ratio of net expenses to average net assets       0.96%       0.95%       0.96%       0.99%        1.00%
 Ratio of net investment income/(loss) to
  average net assets                               6.96%       6.90%       7.02%       8.04%        8.43%
 Portfolio turnover rate                            133%        203%        161%        358%         295%
---------------------------------------------------------------------------------------------------------



(1) Certain prior year amounts have been reclassified to conform to current year presentation.

(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(3) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(5) The ratio was 1.05% in 2000 before waiver of certain fees incurred by the Fund.


 70  Janus Income Funds prospectus

JANUS SHORT-TERM BOND FUND
-------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                  2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $2.97       $2.93       $2.97       $2.86       $2.83
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.08        0.08        0.10        0.14        0.16
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.01        0.04      (0.04)        0.11        0.03
 Total from investment operations                  0.09        0.12        0.06        0.25        0.19
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)           (0.08)     (0.08)      (0.10)(1)   (0.14)      (0.16)
 Distributions (from capital gains)               (0.04)         --          --          --          --
 Total distributions                              (0.12)     (0.08)      (0.10)      (0.14)      (0.16)
 NET ASSET VALUE, END OF PERIOD                   $2.94       $2.97       $2.93       $2.97       $2.86
 Total return                                     2.94%       4.12%       2.22%       9.50%       6.65%
 Net assets, end of period (in millions)           $271        $366        $493        $524        $140
 Average net assets for the period (in millions)   $299        $457        $500        $285        $129
 Ratio of gross expenses to average net
  assets(2)                                       0.65%(3)    0.65%(3)    0.65%(3)    0.66%(3)    0.66%(3)
 Ratio of net expenses to average net assets      0.65%       0.65%       0.65%       0.65%       0.65%
 Ratio of net investment income/(loss) to
  average net assets                              2.64%       2.68%       3.55%       4.70%       5.74%
 Portfolio turnover rate                           110%        238%        164%        201%        134%
-------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 1.00% in 2004, 0.91% in 2003, 0.88% in 2002, 0.98% in 2001 and
    1.03% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  71

JANUS FEDERAL TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                     2004       2003       2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $7.07      $7.05      $7.01      $6.74      $6.66
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.23       0.26       0.27       0.31       0.34
 Net gain/(loss) on securities (both realized and
  unrealized)                                         0.05       0.02       0.04       0.27       0.08
 Total from investment operations                     0.28       0.28       0.31       0.58       0.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.23)     (0.26)     (0.27)     (0.31)     (0.34)
 Distributions (from capital gains)                     --         --         --         --         --
 Total distributions                                 (0.23)     (0.26)     (0.27)     (0.31)     (0.34)
 NET ASSET VALUE, END OF PERIOD                      $7.12      $7.07      $7.05      $7.01      $6.74
 Total return                                        4.07%      3.97%      4.56%      8.80%      6.47%
 Net assets, end of period (in millions)              $132       $184       $230       $129        $80
 Average net assets for the period (in millions)      $151       $229       $148       $105        $78
 Ratio of gross expenses to average net assets(1)    0.62%(2)   0.65%(2)   0.66%(2)   0.68%(2)   0.67%(2)
 Ratio of net expenses to average net assets         0.62%      0.65%      0.65%      0.65%      0.65%
 Ratio of net investment income/(loss) to average
  net assets                                         3.30%      3.58%      3.83%      4.50%      5.09%
 Portfolio turnover rate                               52%        39%        58%        60%       115%
------------------------------------------------------------------------------------------------------



(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.99% in 2004, 0.90% in 2003, 0.92% in 2002, 1.05% in 2001 and
    1.02% in 2000 before waiver of certain fees incurred by the Fund.


 72  Janus Income Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                    2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.01        0.01        0.02        0.04        0.06
 Net gain/(loss) on securities (both realized and
  unrealized)                                          --(1)       --(1)       --(1)       --(1)       --(1)
 Total from investment operations                    0.01        0.01        0.02        0.04        0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)            (0.01)      (0.01)      (0.02)      (0.04)      (0.06)
 Distributions (from capital gains)                    --(1)       --(1)       --(1)       --(1)       --(1)
 Total distributions                               (0.01)      (0.01)      (0.02)      (0.04)      (0.06)
 NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00       $1.00       $1.00       $1.00
 Total return                                       0.75%       0.79%       1.53%       4.52%       5.88%
 Net assets, end of period (in millions)           $1,589      $2,197      $3,042      $3,614      $3,166
 Average net assets for the period (in millions)   $1,790      $2,658      $3,180      $3,630      $2,982
 Ratio of expenses to average net assets(2)         0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                        0.74%       0.80%       1.53%       4.43%       5.77%
---------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001 and
    0.70% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  73

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                   2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.01        0.01        0.01        0.03        0.04
 Net gain/(loss) on securities (both realized and
  unrealized)                                         --(1)       --(1)       --          --          --(1)
 Total from investment operations                   0.01        0.01        0.01        0.03        0.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)            (0.01)     (0.01)      (0.01)      (0.03)      (0.04)
 Distributions (from capital gains)                   --(1)       --(1)       --          --          --(1)
 Total distributions                               (0.01)     (0.01)      (0.01)      (0.03)      (0.04)
 NET ASSET VALUE, END OF PERIOD                    $1.00       $1.00       $1.00       $1.00       $1.00
 Total return                                      0.59%       0.64%       1.09%       2.84%       3.58%
 Net assets, end of period (in millions)            $107        $140        $187        $206        $171
 Average net assets for the period (in millions)    $121        $173        $192        $191        $168
 Ratio of expenses to average net assets(2)        0.61%(3)    0.60%(3)    0.60%(3)    0.61%(3)    0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                       0.59%       0.65%       1.08%       2.79%       3.53%
--------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.71% in 2004, 0.70% in 2003, 0.70% in 2002, 0.71% in 2001 and
    0.70% in 2000 before waiver of certain fees incurred by the Fund.


 74  Janus Income Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                     2004       2003       2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $1.00      $1.00      $1.00      $1.00      $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.01       0.01       0.01       0.04       0.06
 Net gain/(loss) on securities (both realized and
  unrealized)                                           --(1)      --         --(1)      --(1)      --(1)
 Total from investment operations                     0.01       0.01       0.01       0.04       0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.01)     (0.01)     (0.01)     (0.04)     (0.06)
 Distributions (from capital gains)                     --(1)      --         --(1)      --(1)      --(1)
 Total distributions                                 (0.01)     (0.01)     (0.01)     (0.04)     (0.06)
 NET ASSET VALUE, END OF PERIOD                      $1.00      $1.00      $1.00      $1.00      $1.00
 Total return                                        0.68%      0.72%      1.49%      4.47%      5.76%
 Net assets, end of period (in millions)              $224       $314       $447       $471       $330
 Average net assets for the period (in millions)      $253       $388       $431       $403       $341
 Ratio of expenses to average net assets(2)          0.60%(3)   0.60%(3)   0.60%(3)   0.60%(3)   0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                         0.66%      0.73%      1.48%      4.25%      5.61%
------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001 and
    0.70% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  75

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks;

 76  Janus Income Funds prospectus
   warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.


   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be

                                                Glossary of investment terms  77
   backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, a Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

 78  Janus Income Funds prospectus

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date

                                                Glossary of investment terms  79
   of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 80  Janus Income Funds prospectus

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  81

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

 82  Janus Income Funds prospectus

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper-medium grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  83

SECURITIES HOLDINGS BY RATING CATEGORY


   During the fiscal year ended October 31, 2004, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



    JANUS FLEXIBLE INCOME FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           43.0%
     AA                                                             4.0%
     A                                                              8.0%
     BBB                                                           26.0%
     BB                                                             6.0%
     B                                                              6.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      3.7%
     Preferred Stock                                                0.5%
     Cash and Options                                               1.8%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



    JANUS HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                            0.0%
     AA                                                             0.0%
     A                                                              0.0%
     BBB                                                            0.0%
     BB                                                            22.0%
     B                                                             49.0%
     CCC                                                           12.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      8.9%
     Preferred Stock                                                0.6%
     Cash and Options                                               7.5%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------


 84  Janus Income Funds prospectus

          JANUS SHORT-TERM BOND FUND
          --------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           58.4%
           AA                                                             3.2%
           A                                                              3.3%
           BBB                                                           17.5%
           BB                                                             8.7%
           B                                                              3.9%
           CCC                                                            0.0%
           CC                                                             0.0%
           C                                                              0.0%
           Not Rated                                                      2.9%
           Preferred Stock                                                0.0%
           Cash and Options                                               2.1%
           TOTAL                                                        100.0%
          --------------------------------------------------------------------


   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2004.

                                            Explanation of rating categories  85

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-525-3713. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

            The Trust's Investment Company Act File No. is 811-1879.

                                 February 25, 2005

                                 Janus Flexible Income Fund
                                 Janus High-Yield Fund
                                 Janus Short-Term Bond Fund
                                 Janus Federal Tax-Exempt Fund
                                 Janus Money Market Fund
                                 Janus Tax-Exempt Money Market Fund
                                 Janus Government Money Market Fund

                               JANUS INCOME FUNDS

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus is for those shareholders investing with the Funds through financial intermediaries.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Flexible Income Fund...............................    2
       Janus High-Yield Fund....................................    6
       Janus Short-Term Bond Fund...............................    9
       Janus Federal Tax-Exempt Fund............................   12
       Money Market Funds.......................................   15
    FEES AND EXPENSES...........................................   19
    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Fixed-Income Funds.......................................   22
       Frequently asked questions about principal investment
          strategies............................................   22
       General portfolio policies...............................   23
       Risks....................................................   26
       Frequently asked questions about certain risks...........   26
       Money Market Funds.......................................   30
    SHAREHOLDER'S GUIDE
       Pricing of fund shares...................................   36
       Purchases................................................   38
       Tax-deferred accounts....................................   39
       Exchanges................................................   39
       Redemptions..............................................   40
       Redemption fee...........................................   40
       Excessive trading........................................   41
       Shareholder account policies.............................   45
    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   47
       Management expenses......................................   48
       Investment personnel.....................................   50
    OTHER INFORMATION...........................................   52
    DISTRIBUTIONS AND TAXES.....................................   55
    FINANCIAL HIGHLIGHTS........................................   59
    GLOSSARY OF INVESTMENT TERMS................................   66
    EXPLANATION OF RATING CATEGORIES............................   72


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

   Janus Flexible Income Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes; government securities, including agency securities; and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its total assets in income-producing securities. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

 2  Janus Income Funds prospectus

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not available for direct investment.


                                                          Risk/return summary  3

   JANUS FLEXIBLE INCOME FUND


      Annual returns for periods ended 12/31
                           21.15%  6.88%  11.43%  8.84%  0.46%  4.89%  7.23%  9.93%  6.37%  3.82%
                            1995   1996    1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-1995 7.35%    Worst Quarter:  2nd-2004 (2.99)%



                                           Average annual total return for periods ended 12/31/04
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (7/7/87)
    Janus Flexible Income Fund
      Return Before Taxes                         3.82%     6.43%       7.97%          8.01%
      Return After Taxes on Distributions         2.10%     4.25%       5.25%          5.05%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    2.46%     4.14%       5.14%          5.05%
    Lehman Brothers Aggregate Bond Index(2)       4.34%     7.71%       7.72%          8.04%(3)
      (reflects no deduction for expenses, fees
        or taxes)
    Lehman Brothers Government/Credit Index(4)    4.19%     8.00%       7.80%          8.05%(5)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) Effective February 25, 2005, the Fund changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed-income market. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have a least one year to maturity, and have an outstanding par value of at least $100 million. The Fund will retain the Lehman Brothers Government/Credit Index as a secondary index.

   (3) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2004 for Lehman Brothers Aggregate Bond Index.
   (4) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity.
   (5) The average annual total return was calculated based on historical information from June 30, 1987 to December 31, 2004 for Lehman Brothers Government/Credit Index.

 4  Janus Income Funds prospectus

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  5

JANUS HIGH-YIELD FUND

   Janus High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
   JANUS HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.


   The Fund's Trustees may change these objectives or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objectives.


MAIN INVESTMENT STRATEGIES

   The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. The Fund may at times invest all of its assets in such securities.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

 6  Janus Income Funds prospectus

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.


   The Fund may invest without limit in high-yield/high-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                          Risk/return summary  7

   JANUS HIGH-YIELD FUND


      Annual returns for calendar years ended 12/31
                               23.99%  15.47%  0.97%  5.54%  2.50%  4.59%  2.56%  16.04%  9.42%
                                1996    1997   1998   1999   2000   2001   2002    2003   2004

      Best Quarter:  1st-1996 7.34%    Worst Quarter:  3rd-1998 (5.76)%



                                       Average annual total return for periods ended 12/31/04
                                       ------------------------------------------------------
                                                                              Since Inception
                                                           1 year   5 years     (12/29/95)
    Janus High-Yield Fund
      Return Before Taxes                                   9.42%    6.90%         8.75%
      Return After Taxes on Distributions                   6.83%    3.99%         5.27%
      Return After Taxes on Distributions and Sale of
        Fund Shares(1)                                      6.03%    4.05%         5.30%
    Lehman Brothers High-Yield Bond Index(2)               11.13%    6.97%         6.97%
      (reflects no deduction for expenses, fees or taxes)
                                                           -------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 8  Janus Income Funds prospectus

JANUS SHORT-TERM BOND FUND

   Janus Short-Term Bond Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by the Fund's name. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES

   The Fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The Fund may invest up to 35% of its net assets in high-yield/high risk bonds. The Fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

   "Effective" maturity differs from actual maturity, which may be longer. In calculating the "effective" maturity the portfolio manager will estimate the effect of expected principal payments and call provisions on securities held in the portfolio. This gives the portfolio manager some additional flexibility in the securities he purchases, but all else being equal, could result in more volatility than if the Fund calculated an actual maturity target.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

                                                          Risk/return summary  9

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


 10  Janus Income Funds prospectus

   JANUS SHORT-TERM BOND FUND


      Annual returns for calendar years ended 12/31
                             7.95%  6.19%  6.61%  6.77%  2.91%  7.74%  6.85%  3.57%  3.91%  1.96%
                             1995   1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-1996 3.25%    Worst Quarter:  2nd-2004 (0.64)%



                                          Average annual total return for periods ended 12/31/04
                                          ------------------------------------------------------
                                                                                 Since Inception
                                                   1 year   5 years   10 years      (9/1/92)
    Janus Short-Term Bond Fund
      Return Before Taxes                          1.96%     4.78%     5.42%          4.95%
      Return After Taxes on Distributions          0.92%     3.22%     3.42%          2.93%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                     1.28%     3.15%     3.39%          2.95%
    Lehman Brothers Government/Credit 1-3 Year
      Index(2)                                     1.30%     5.41%     5.98%          5.42%(3)
      (reflects no deduction for expenses, fees
        or taxes)
                                                   ---------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Lehman Brothers Government/Credit 1-3 Year Index is composed of all bonds of investment grade with a maturity between one and three years.

   (3) The average annual total return was calculated based on historical information from August 31, 1992 to December 31, 2004 for the Lehman Brothers Government/Credit 1-3 Year Index.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

                                                         Risk/return summary  11

JANUS FEDERAL TAX-EXEMPT FUND

   Janus Federal Tax-Exempt Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
   JANUS FEDERAL TAX-EXEMPT FUND seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.


   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


   Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

MAIN INVESTMENT STRATEGIES

   The Fund pursues its objective by investing primarily in municipal obligations of any maturity whose interest is exempt from federal income tax. As a fundamental policy, the Fund will normally invest at least 80% of its net assets in securities whose interest is exempt from federal income tax, including the federal alternative minimum tax. The Fund may invest up to 35% of its assets in high-yield/high-risk bonds.

   For the Fund's 80% policy, net assets will take into account borrowings for investment purposes.

   In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the Fund's portfolio manager looks at income-producing securities one at a time to determine if an income-producing security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

   Within the parameters of its specific investment policies, the Fund may invest without limit in foreign debt and equity securities.

MAIN INVESTMENT RISKS

   Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.

 12  Janus Income Funds prospectus

   The Fund invests in a variety of fixed-income securities. A fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Another fundamental risk associated with the Fund is credit risk or default risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



   The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.


   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


   The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not available for direct investment.


                                                         Risk/return summary  13

   JANUS FEDERAL TAX-EXEMPT FUND


      Annual returns for calendar years ended 12/31
                          15.84%  4.71%  8.98%  5.31%  (4.39)%  8.91%  3.14%  9.39%  3.76%  2.49%
                           1995   1996   1997   1998    1999    2000   2001   2002   2003   2004

      Best Quarter:  1st-1995 6.61%    Worst Quarter:  2nd-2004 (2.42)%



                                           Average annual total return for periods ended 12/31/04
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                  1 year   5 years    10 years       (5/3/93)
    Janus Federal Tax-Exempt Fund
      Return Before Taxes                         2.49%     5.50%       5.69%          4.80%
      Return After Taxes on Distributions         2.48%     5.48%       5.66%          4.76%
      Return After Taxes on Distributions and
        Sale of Fund Shares(1)                    2.77%     5.30%       5.55%          4.75%
    Lehman Brothers Municipal Bond Index(2)       4.48%     7.20%       7.06%          6.17%(3)
      (reflects no deduction for expenses, fees
        or taxes)
                                                  ----------------------------------------


   (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

   (2) The Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.


   (3) The average annual total return was calculated based on historical information from April 30, 1993 to December 31, 2004 for the Lehman Brothers Municipal Bond Index.


   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

   Call Janus XpressLine(TM) at 1-888-979-7737 to obtain the Fund's current yield.

   The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

 14  Janus Income Funds prospectus

MONEY MARKET FUNDS

   The Money Market Funds are designed for investors who seek current income.


INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET FUND seek maximum current income to the extent consistent with stability of capital.

   - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


   The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.



MAIN INVESTMENT STRATEGIES



   The Money Market Funds will:


   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less


   JANUS MONEY MARKET FUND pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



   JANUS TAX-EXEMPT MONEY MARKET FUND pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take


                                                         Risk/return summary  15
   into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


   JANUS GOVERNMENT MONEY MARKET FUND pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.



MAIN INVESTMENT RISKS


   The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

   Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

   An investment in the Money Market Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

 16  Janus Income Funds prospectus

PERFORMANCE INFORMATION



   The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Investor Shares Class of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated.


   JANUS MONEY MARKET FUND - INVESTOR SHARES


      Annual returns for calendar years ended 12/31
                                  5.06%  5.25%  5.20%  4.77%  6.05%  3.78%  1.38%  0.71%  0.93%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.56%    Worst Quarter:  1st-2004 0.14%


   JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                                  3.18%  3.22%  3.20%  2.89%  3.64%  2.42%  1.03%  0.58%  0.69%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-2000 0.96%    Worst Quarter:  1st-2004 0.12%


                                                         Risk/return summary  17

   JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES


      Annual returns for periods ended 12/31
                                  4.97%  5.11%  5.06%  4.66%  5.94%  3.73%  1.33%  0.65%  0.85%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.54%    Worst Quarter:  2nd-2004 0.13%



   The 7-day yield on December 31, 2004 was 1.76% for Janus Money Market
   Fund - Investor Shares; 1.38% for Janus Tax-Exempt Money Market Fund - Investor Shares; and 1.72% for Janus Government Money Market Fund - Investor Shares, respectively. For the Funds' current yields, call Janus XpressLine(TM) at 1-888-979-7737.


   The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

 18  Janus Income Funds prospectus

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004, restated to reflect reductions in the Funds' management fees, where applicable, effective July 1, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds. However, if you sell shares of Janus High-Yield Fund that you have held for three months or less, you may pay a redemption fee.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


                                                         Risk/return summary  19

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

  Sales charges...............................................   None
  Redemption fee on shares of Janus High-Yield Fund held for three months or less (as a % of amount redeemed)..........  2.00%(1)
  Exchange fee................................................   None(2)


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                               Total Annual             Net Annual
                                                                   Fund                    Fund
                                       Management    Other      Operating     Expense    Operating
                                          Fee       Expenses   Expenses(3)    Waivers   Expenses(3)
  Janus Flexible Income Fund             0.48%        0.30%        0.78%        0.00%       0.78%
  Janus High-Yield Fund                  0.55%        0.29%        0.84%        0.00%       0.84%
  Janus Short-Term Bond Fund             0.64%        0.36%        1.00%        0.36%       0.64%
  Janus Federal Tax-Exempt Fund          0.50%        0.42%        0.92%        0.37%       0.55%
  Janus Money Market Fund -
    Investor Shares                      0.20%        0.50%(4)     0.70%        0.10%       0.60%
  Janus Tax-Exempt Money Market
    Fund - Investor Shares               0.20%        0.51%(4)     0.71%        0.10%       0.61%
  Janus Government Money Market
    Fund - Investor Shares               0.20%        0.50%(4)     0.70%        0.10%       0.60%


 (1) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
 (2) An exchange of Janus High-Yield Fund shares held for three months or less may be subject to the Fund's 2% redemption fee.
 (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) with respect to Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund, to certain limits until at least March 1, 2006. With respect to Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund, Janus Capital has contractually agreed to waive one-half of its fee until at least March 1, 2006. The expense waivers shown reflect the application of such limits or reductions. The expense waivers are detailed in the Statement of Additional Information.
 (4) Included in Other Expenses is an administrative services fee of 0.50% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 20  Janus Income Funds prospectus

 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON FUND EXPENSES WITHOUT WAIVERS OR REDUCTIONS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                               1 Year   3 Years   5 Years   10 Years
                                                               -------------------------------------
  Janus Flexible Income Fund                                    $ 80     $249      $433      $  966
  Janus High-Yield Fund                                         $ 86     $268      $466      $1,037
  Janus Short-Term Bond Fund                                    $102     $318      $552      $1,225
  Janus Federal Tax-Exempt Fund                                 $ 94     $293      $509      $1,131
  Janus Money Market Fund - Investor Shares                     $ 72     $224      $390      $  871
  Janus Tax-Exempt Money Market Fund - Investor Shares          $ 73     $227      $395      $  883
  Janus Government Money Market Fund - Investor Shares          $ 72     $224      $390      $  871


                                                         Risk/return summary  21

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FIXED-INCOME FUNDS

   This section takes a closer look at the Fixed-Income Funds' principal investment strategies and certain risks of investing in the Fixed-Income Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We have also included a Glossary with descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

   The following questions and answers are designed to help you better understand the Fixed-Income Funds' principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

   Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern.

2. HOW DO THE FIXED-INCOME FUNDS MANAGE INTEREST RATE RISK?


   A Fund's investment personnel may vary the average-weighted effective maturity of a portfolio to reflect their analysis of interest rate trends and other factors. A Fund's average-weighted effective maturity will tend to be shorter when its investment personnel expect interest rates to rise and longer when its investment personnel expect interest rates to fall. The Funds may also use futures, options and other derivatives to manage interest rate risk.


3. WHAT IS MEANT BY A FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

   The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

 22  Janus Income Funds prospectus

4. WHAT IS MEANT BY A FUND'S "DURATION"?

   A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

   A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Rating Service ("Standard & Poor's") or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

6. WHAT ARE U.S. GOVERNMENT SECURITIES?

   The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

GENERAL PORTFOLIO POLICIES

   Unless otherwise stated, each of the following general policies apply to all of the Funds. Except for the Funds' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

                                   Principal investment strategies and risks  23

   CASH POSITION

   The Fixed-Income Funds may not always stay fully invested in bonds. For example, when a Fixed-Income Fund's investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because each Fund's investment personnel act independently of each other, the cash positions of the Fixed-Income Funds may vary significantly. When a Fixed-Income Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in bonds and other fixed-income securities.



   In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may not achieve its investment objective.


   OTHER TYPES OF INVESTMENTS
   To achieve their objectives, the Fixed-Income Funds invest primarily in fixed-income securities, which may include corporate bonds and notes; government securities, including agency securities; preferred stock; high-yield/high-risk bonds; and municipal obligations. To a limited extent, the Funds may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the Glossary. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' objective. These securities and strategies may include:

   - foreign equity securities

   - common stocks


   - pass-through securities including mortgage- and asset-backed securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund and up to 35% of Janus Federal Tax-Exempt Fund's and Janus Short-Term Bond Fund's assets) and mortgage dollar rolls


 24  Janus Income Funds prospectus

   - zero coupon, pay-in-kind and step coupon securities (without limit for Janus Flexible Income Fund and Janus High-Yield Fund; and up to 10% of assets for Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund)

   - options, futures, forwards, swap agreements (including, but not limited to, credit default swaps), participatory notes and other types of derivatives and exchange traded funds individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

   - securities purchased on a when-issued, delayed delivery or forward commitment basis

   ILLIQUID INVESTMENTS
   Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

   FOREIGN SECURITIES
   Unless otherwise stated within its specific investment policies, each Fund may invest without limit in foreign debt and equity securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

   SPECIAL SITUATIONS

   Each Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's investment personnel, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in


                                   Principal investment strategies and risks  25
   a "special situation" investment does not occur or does not attract the expected attention.

   PORTFOLIO TURNOVER

   The Funds generally intend to purchase securities for long-term investment, although, to the extent permitted by its specific investment policies, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the investment personnel. Changes are made in a Fund's portfolio whenever its investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


   Janus High-Yield Fund, Janus Flexible Income Fund and Janus Short-Term Bond Fund have historically had relatively high portfolio turnover due to the nature of the securities in which these Funds invest. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The Financial Highlights section of this Prospectus shows the Funds' historical turnover rates.

RISKS

   Because the Funds invest substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

   The following questions and answers are designed to help you better understand some of the risks of investing in the Fixed-Income Funds.

1. HOW DO THE FIXED-INCOME FUNDS DIFFER FROM EACH OTHER IN TERMS OF PRIMARY INVESTMENT TYPE, CREDIT RISK AND INTEREST RATE RISK?

   The chart below shows that the Fixed-Income Funds differ in terms of the type, credit quality and interest rate risk of the securities in which they invest. You

 26  Janus Income Funds prospectus
   should consider these factors before you determine whether a Fund is a suitable investment.

                                            Primary                        Interest
                                        Investment Type      Credit Risk   Rate Risk
------------------------------------------------------------------------------------
  Janus Flexible Income Fund         Corporate Bonds         High          High
  Janus High-Yield Fund              Corporate Bonds         Highest       Moderate
  Janus Short-Term Bond Fund         Corporate Bonds         Moderate      Low
  Janus Federal Tax-Exempt Fund      Municipal Securities    Low           High

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

   Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

   Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of rating categories.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

   High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value


                                   Principal investment strategies and risks  27
   the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Because Janus High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

   Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?


   The Funds may use futures, options, swap agreements (including, but not limited to, credit default swaps) and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage currency risk. The investment personnel believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if the investment personnel's judgment proves incorrect.


6. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

   - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.

   - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or

 28  Janus Income Funds prospectus
     that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

   - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

   - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

7. WHAT IS "INDUSTRY RISK"?

   Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund may at times have significant exposure to industry risk as a result of investing in multiple companies in a particular industry.

                                   Principal investment strategies and risks  29

MONEY MARKET FUNDS


   This section takes a closer look at the Money Market Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


   Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS



TYPES OF INVESTMENTS


   JANUS MONEY MARKET FUND

   Janus Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   This Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 30  Janus Income Funds prospectus

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   JANUS TAX-EXEMPT MONEY MARKET FUND

   As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

   - up to 20% of its net assets in securities whose interest is federally taxable


   - without limit in cash and cash equivalents, including obligations that may be federally taxable (when its investment personnel are unable to locate investment opportunities with desirable risk/reward characteristics)


   - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

                                   Principal investment strategies and risks  31

   MUNICIPAL SECURITIES
   Municipal securities include:

   - municipal notes

   - short-term municipal bonds

   - participation interests in municipal securities

   At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

   Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

   MUNICIPAL LEASES
   The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

   TAXABLE INVESTMENTS
   As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

   JANUS GOVERNMENT MONEY MARKET FUND

   Janus Government Money Market Fund invests exclusively in:

   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

 32  Janus Income Funds prospectus

COMMON INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that the Money Market Funds may each use:

   PARTICIPATION INTERESTS
   A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

   VARIABLE AND FLOATING RATE SECURITIES
   The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

                                   Principal investment strategies and risks  33

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 34  Janus Income Funds prospectus

                               JANUS INCOME FUNDS

                              Shareholder's Guide

                                       This Shareholder's Guide is
                                       for those shareholders
                                       investing with the Funds
                                       through financial
                                       intermediaries. This section
                                       will help you become familiar
                                       with the different types of
                                       accounts you can establish
                                       with the Funds. It also
                                       explains how to purchase,
                                       exchange and redeem shares,
                                       as well as account policies
                                       and fees that may apply to
                                       your account. Account
                                       policies (including fees),
                                       services and features may be
                                       modified or discontinued
                                       without shareholder approval
                                       or prior notice.

                                       [JANUS LOGO]

   CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR. CONTACT YOUR FINANCIAL INTERMEDIARY OR PLAN SPONSOR, OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

   WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS.

PRICING OF FUND SHARES


   The per share net asset value ("NAV") is computed by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of Fund shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. All purchases, sales and exchanges will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agent. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time; except that Janus Government Money Market Fund's NAV is normally calculated at 5:00 p.m. New York time) each day that the NYSE is open ("business day") and, in the case of the Money Market Funds, when the Federal Reserve Banks are also open ("bank business day").


   In order to receive a day's price, your order must be received in good order by a Fund (or financial intermediary or plan sponsor, if applicable) or its agent by the close of the regular trading session of the NYSE. In order to receive same day dividends for the Money Market Funds, your purchase request must be received by 3:00 p.m. New York time for the Janus Money Market Fund, 5:00 p.m. New York time for the Janus Government Money Market Fund and 12:00 p.m. New York time for the Janus Tax-Exempt Money Market Fund (the daily yield for the Money Market Funds is calculated after these times). The Money Market Funds reserve the right to require purchase, redemption and exchange requests and payments prior to this time on days when the bond market or the NYSE close early. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem a Fund's shares to the extent that Fund is invested in such markets.

   Securities held by the Funds other than Money Market Funds are generally valued at market value. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If a market quotation is not readily available or is deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the

 36  Janus Income Funds prospectus
   close of the NYSE, the fair value of a security (except for short-term instruments maturing within 60 days) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


   The Money Market Funds' portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Shares' NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

   The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

   Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares of investors seeking to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in a Fund's share price, as further described in the "Excessive Trading" section. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

   If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan

                                                         Shareholder's guide  37
   sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

PURCHASES


   Contact your financial intermediary or plan sponsor, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements.


   The following information applies to purchase orders for the Money Market Funds from financial intermediaries or plan sponsors to Janus. Check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor. Requests to purchase received from a financial intermediary or plan sponsor before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m., for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day (a day when both the "NYSE" and the Federal Reserve Banks are open) will receive dividends declared on the purchase date. In addition, the Funds' transfer agent must receive payment from the financial intermediary or plan sponsor in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the financial intermediary or plan sponsor prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

   Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

   MINIMUM INVESTMENT REQUIREMENTS

   The minimum initial investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information. The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely due to depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice

 38  Janus Income Funds prospectus
   from your intermediary before your Fund account is closed so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of the redemption.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

TAX-DEFERRED ACCOUNTS

   If you are eligible and your financial intermediary or plan sponsor provides this option, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

EXCHANGES


   Contact your financial intermediary or plan sponsor, or consult your plan documents to exchange into other Funds in Janus Investment Fund. Be sure to read the prospectus of the Fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


   - You may exchange shares of a Fund for shares of another Fund in Janus Investment Fund only if that Fund is offered through your financial intermediary or plan sponsor.

   - You must meet the minimum investment amount for each Fund.

   - An exchange from JANUS HIGH-YIELD FUND of shares held for three months or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, see "Redemption Fee."


   - If you are exchanging into a closed Fund, you will need to meet criteria for investing in the closed Fund. For more information, see "Closed Fund Policies."


   - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

   - The exchange privilege is not intended as a vehicle for short-term or excessive trading. You may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a

                                                         Shareholder's guide  39
     redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with financial intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, see "Excessive Trading."

REDEMPTIONS

   Please contact your financial intermediary or plan sponsor, or refer to the appropriate plan documents for details including any restrictions on redemptions, redemption charges, redemption in kind, automatic redemption and delays in honoring redemption requests.


   Shares of any Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agent. Redemption proceeds, less any applicable redemption fee, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.


   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

   Redemptions (and exchanges) of shares from JANUS HIGH-YIELD FUND held for three months or less may be subject to the Fund's 2.00% redemption fee. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.


   Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In that case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund.


   The redemption fee does not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans;
   (2) certain broker wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the operational

 40  Janus Income Funds prospectus
   capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

   In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

   In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.


   The following information applies to redemption orders for the Money Market Fund from financial intermediaries or plan sponsors to Janus. Please check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor. If a request for a redemption is received from a financial intermediary or plan sponsor by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. After these times, a redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.


EXCESSIVE TRADING

   EXCESSIVE TRADING POLICIES AND PROCEDURES

   The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are

                                                         Shareholder's guide  41
   intended for long-term investment purposes only and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and sales of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, effectively conceal the identity of individual investors and their transactions from the Funds and their agents.



   The Funds attempt to deter excessive trading through at least the following methods:


   - exchange limitations as described under "Exchanges;"


   - redemption fees as described under "Redemption Fee" (where applicable on certain Funds); and



   - fair valuation of securities as described under "Pricing of Fund Shares."




   The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

   The Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' exchange limits and excessive trading policies generally do not apply to any of the Janus Money Market Funds, although the Janus Money Market Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.


   The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders.



   Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds'


 42  Janus Income Funds prospectus
   excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



   In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.



   Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.



   Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise by adversely affected due to the size of the transaction, frequency of trading or other factors.


   EXCESSIVE TRADING RISKS


   Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.


                                                         Shareholder's guide  43

   Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in Funds which do not invest in foreign securities, for example, when trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.



   Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.



   Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.


   The Funds' policies and procedures regarding excessive trading may be modified at any time.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money


 44  Janus Income Funds prospectus
   market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Funds disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SHAREHOLDER ACCOUNT POLICIES

   TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

   Fund shares purchased or sold through a financial intermediary or plan sponsor may be subject to a fee and may require different minimum initial and

                                                         Shareholder's guide  45
   subsequent investments than Fund shares purchased directly from Janus. Financial intermediaries or plan sponsors may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly.

   A financial intermediary or plan sponsor, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers. Certain financial intermediaries and plan sponsors may receive compensation from Janus Capital or its affiliates, and certain financial intermediaries and plan sponsors may receive compensation from the Funds for shareholder recordkeeping and similar services.

   STATEMENTS AND REPORTS

   Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.

 46  Janus Income Funds prospectus

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each of the Funds. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for the other business affairs of the Funds.

   Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Fixed-Income Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are interested persons of Janus Capital. (Janus Capital provides these services to the Money Market Funds pursuant to an Administration Agreement as described in the SAI.)

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does

                                                     Management of the Funds  47
   not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

   Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay.


   Each Fund incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate).


                                                    Average Daily       Annual Management
                                                     Net Assets          Fee Rate
   Fund Name                                           of Fund          Percentage (%)(1)
-----------------------------------------------------------------------------------------
   Janus Flexible Income Fund                    First $300 Million           0.58
                                                 Over $300 Million            0.48
   Janus High-Yield Fund                         First $300 Million           0.65
                                                 Over $300 Million            0.55
   Janus Short-Term Bond Fund                    First $300 Million           0.64
                                                 Over $300 Million            0.54
   Janus Federal Tax-Exempt Fund                 First $300 Million           0.50
                                                 Over $300 Million            0.45
   Janus Money Market Fund                       All Asset Levels             0.20
   Janus Tax-Exempt Money Market Fund            All Asset Levels             0.20
   Janus Government Money Market Fund            All Asset Levels             0.20
-----------------------------------------------------------------------------------------


(1) Effective July 1, 2004, Janus Capital reduced each Fund's management fee, with the exception of the money market funds, as set forth in each Fund's Investment Advisory Agreement to the amount reflected. In addition, Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until March 1, 2006. Application of the expense waivers and their effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the Fees and Expenses section of this prospectus and additional information is included in the Statement of Additional Information.


 48  Janus Income Funds prospectus

   For the most recent fiscal year, each Fund paid Janus Capital the following management fees (net of any fee waivers or reductions) based upon each Fund's average net assets:



                                                                      Management Fee
                                                                  (for Fiscal Year Ended
                                                                    October 31, 2004)
    Janus Flexible Income Fund                                            0.55%
    Janus High-Yield Fund                                                 0.67%
    Janus Short-Term Bond Fund                                            0.29%
    Janus Federal Tax-Exempt Fund                                         0.20%
    Janus Money Market Fund                                               0.20%
    Janus Tax-Exempt Money Market Fund                                    0.20%
    Janus Government Money Market Fund                                    0.20%





                                                     Management of the Funds  49

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JEANINE MORRONI
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She previously served as Assistant Portfolio Manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.



DOUGLAS E. NELSON

--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Federal Tax-Exempt Fund, which he has managed since February 2005. Prior to joining Janus, Mr. Nelson was Vice President of Public Finance for George K. Baum & Co. from 2003 to 2005. He was also a credit analyst and Assistant Vice President for Delaware Management from 1996 to 2003. Mr. Nelson holds a Bachelor of Science degree in Business from the University of Kansas. Mr. Nelson has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------

     is Executive Vice President and Portfolio Manager of Janus Tax-Exempt Money Market Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999 and Janus Federal Tax-Exempt Fund from January 2001 to February 2005. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.


 50  Janus Income Funds prospectus

GIBSON SMITH
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus High-Yield
     Fund and Janus Short-Term Bond Fund. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Prior to joining Janus, Mr. Smith worked in the fixed-income division at Morgan Stanley from 1991 to 2001. He holds a Bachelor's degree in Economics from the University of Colorado.

RONALD V. SPEAKER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Flexible
     Income Fund, which he has managed or co-managed since December 1991. He served as a Co-Manager of Janus High-Yield Fund from inception to February 1998 and as a Portfolio Manager of Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inception through December 1995. Mr. Speaker is also Portfolio Manager of other Janus accounts. He holds a Bachelor of Arts degree in Finance from the University of Colorado. Mr. Speaker has earned the right to use the Chartered
     Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

ASSISTANT PORTFOLIO MANAGER

CRAIG JACOBSON
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Tax-Exempt Money Market Fund. He joined Janus Capital in 1995 and performed duties as a commercial trader until 1999, when he became a money market research analyst. Mr. Jacobson holds a Bachelor's and Master's degree in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  51

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Each of the Money Market Funds currently offers three classes of shares. This Prospectus only describes the Investor Shares of the Money Market Funds which are available to the general public. Institutional Shares of the Money Market Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements. A third class of shares, Service Shares of the Money Market Funds are available only to banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. If you would like additional information, please call 1-800-29JANUS (1-800-295-2687).

   CLOSED FUND POLICIES

   The Funds may discontinue sales of their shares to new investors if their management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued to new investors, it is expected that existing shareholders invested in that Fund would be permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. In addition, it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, that currently offer one or more Funds as an investment option would be able to direct contributions to that Fund through their plan, regardless of whether they invested in such Fund prior to its closing. In addition, in the case of certain mergers or reorganizations, retirement plans would be able to add a closed Fund as an investment option and, for certain Funds, sponsors of certain wrap programs with existing accounts in that Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan. Requests will be reviewed by management on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders. Janus Capital encourages its employees, particularly members of the investment team, to own shares of the Janus funds. Accordingly, upon prior Trustee approval, members of the Janus investment team may open new accounts in a closed Fund. Additional information regarding general policies and exceptions can be found in the closed Funds' prospectuses.

 52  Janus Income Funds prospectus

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


                                                           Other information  53
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 54  Janus Income Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

   To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

FIXED-INCOME FUNDS

   Income dividends for the Fixed-Income Funds are declared daily, Saturdays, Sundays and holidays included, and are generally distributed as of the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are distributed at the end of the preceding month. You will begin accruing income dividends the day after your purchase is processed by the Funds or their agent. If shares are redeemed, you will receive all dividends accrued through the day your redemption is processed by the Funds or their agent. The date you receive your dividend may vary depending on how your intermediary processes trades. Please contact your intermediary for details. Capital gains, if any, are declared and distributed in December.

   HOW DISTRIBUTIONS AFFECT A FUND'S NAV

   Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If a Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations. Capital gains distributions, if any, from Janus Federal Tax-Exempt Fund will also be taxable.

   "BUYING A DIVIDEND"

   If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be

                                                     Distributions and taxes  55
   included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

MONEY MARKET FUNDS

   For the Money Market Funds, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.

   Shares of the Money Market Funds purchased by wire on a day on which the Funds calculate their net asset value and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the following bank business day. Purchase orders accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time) (5:00 p.m. for Janus Government Money Market Fund), on the business day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 3:00 p.m. (New York time) for the Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day, and that day's dividend will not be received. Requests for wire redemptions that are received after these times will be processed on that day and will receive that day's dividend, but will not be wired until the following bank business day.

   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

TAXES

   As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable

 56  Janus Income Funds prospectus
   account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

   The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

   TAXES ON DISTRIBUTIONS

   Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund anticipate that substantially all their income dividends will be exempt from federal income tax, although either Fund may occasionally earn income on taxable investments and dividends attributable to that income would be taxable. These distributions may be subject to state and local income tax. In addition, interest from certain private activity bonds is a preference item for purposes of the alternative minimum tax, and to the extent a Fund earns such income, shareholders subject to the alternative minimum tax must include that income as a preference item. Distributions from capital gains, if any, are subject to federal tax. The Funds will advise shareholders of the percentage of dividends, if any, subject to any federal tax.

   Dividends and distributions for all of the other Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time a Fund held the security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's dividends and distributions are distributed to (and are taxable to) those persons who are shareholders of the Fund at the record date for such payments. As a result, although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Account tax information will be made available to shareholders on or before January 31st of each year. Information regarding dividends and distributions may also be reported to the Internal Revenue Service.

   TAXATION OF THE FUNDS

   Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the

                                                     Distributions and taxes  57

   Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

   The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 58  Janus Income Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS FLEXIBLE INCOME FUND
-----------------------------------------------------------------------------------------------------------
                                                                     Years ended October 31
                                                      2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD                 $9.74       $9.51       $9.49       $8.99       $9.35
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.46        0.46        0.49        0.58        0.65
 Net gain/(loss) on securities (both realized and
  unrealized)                                          0.01        0.21        0.02        0.50      (0.35)
 Total from investment operations                      0.47        0.67        0.51        1.08        0.30
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.45)      (0.44)      (0.49)      (0.58)      (0.66)(1)
 Distributions (from capital gains)                      --          --          --          --          --
 Total distributions                                 (0.45)      (0.44)      (0.49)      (0.58)      (0.66)
 NET ASSET VALUE, END OF PERIOD                       $9.76       $9.74       $9.51       $9.49       $8.99
 Total return                                         4.97%(2)    7.12%       5.63%      12.41%       3.31%
 Net assets, end of period (in millions)             $1,160      $1,534      $1,585      $1,326      $1,080
 Average net assets for the period (in millions)     $1,289      $1,732      $1,347      $1,147      $1,138
 Ratio of gross expenses to average net assets(3)     0.85%       0.83%       0.81%       0.79%       0.81%
 Ratio of net expenses to average net assets          0.85%       0.83%       0.81%       0.77%       0.79%
 Ratio of net investment income/(loss) to average
  net assets                                          4.27%       4.47%       5.24%       6.33%       7.31%
 Portfolio turnover rate                               149%        163%        243%        284%        173%
-----------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) In 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


                                                        Financial highlights  59

JANUS HIGH-YIELD FUND
---------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                   2004        2003        2002       2001(1)       2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $9.55       $8.82       $9.28       $9.84       $10.03
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.67        0.64        0.65        0.78         0.86
 Net gain/(loss) on securities (both realized
  and unrealized)                                   0.31        0.72      (0.46)      (0.57)       (0.19)
 Total from investment operations                   0.98        1.36        0.19        0.21         0.67
 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)           (0.67)      (0.64)      (0.65)      (0.78)(2)    (0.86)(2)
 Distributions (from capital gains)                   --          --          --          --           --
 Redemption fees                                      --(3)     0.01          --(3)     0.01           --(3)
 Total distributions and other                    (0.67)      (0.63)      (0.65)      (0.77)       (0.86)
 NET ASSET VALUE, END OF PERIOD                    $9.86       $9.55       $8.82       $9.28        $9.84
 Total return                                     10.62%      16.00%       1.97%       2.23%        6.72%
 Net assets, end of period (in millions)            $558        $768        $573        $409         $300
 Average net assets for the period (in millions)    $583        $842        $491        $382         $286
 Ratio of gross expenses to average net
  assets(4)                                        0.96%       0.95%       0.96%       1.03%        1.03%(5)
 Ratio of net expenses to average net assets       0.96%       0.95%       0.96%       0.99%        1.00%
 Ratio of net investment income/(loss) to
  average net assets                               6.96%       6.90%       7.02%       8.04%        8.43%
 Portfolio turnover rate                            133%        203%        161%        358%         295%
---------------------------------------------------------------------------------------------------------



(1) Certain prior year amounts have been reclassified to conform to current year presentation.

(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(3) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.


(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(5) The ratio was 1.05% in 2000 before waiver of certain fees incurred by the Fund.


 60  Janus Income Funds prospectus

JANUS SHORT-TERM BOND FUND
-------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                  2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD             $2.97       $2.93       $2.97       $2.86       $2.83
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                      0.08        0.08        0.10        0.14        0.16
 Net gain/(loss) on securities (both realized
  and unrealized)                                  0.01        0.04      (0.04)        0.11        0.03
 Total from investment operations                  0.09        0.12        0.06        0.25        0.19
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)           (0.08)     (0.08)      (0.10)(1)   (0.14)      (0.16)
 Distributions (from capital gains)               (0.04)         --          --          --          --
 Total distributions                              (0.12)     (0.08)      (0.10)      (0.14)      (0.16)
 NET ASSET VALUE, END OF PERIOD                   $2.94       $2.97       $2.93       $2.97       $2.86
 Total return                                     2.94%       4.12%       2.22%       9.50%       6.65%
 Net assets, end of period (in millions)           $271        $366        $493        $524        $140
 Average net assets for the period (in millions)   $299        $457        $500        $285        $129
 Ratio of gross expenses to average net
  assets(2)                                       0.65%(3)    0.65%(3)    0.65%(3)    0.66%(3)    0.66%(3)
 Ratio of net expenses to average net assets      0.65%       0.65%       0.65%       0.65%       0.65%
 Ratio of net investment income/(loss) to
  average net assets                              2.64%       2.68%       3.55%       4.70%       5.74%
 Portfolio turnover rate                           110%        238%        164%        201%        134%
-------------------------------------------------------------------------------------------------------


(1) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 1.00% in 2004, 0.91% in 2003, 0.88% in 2002, 0.98% in 2001 and
    1.03% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  61

JANUS FEDERAL TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                     2004       2003       2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $7.07      $7.05      $7.01      $6.74      $6.66
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.23       0.26       0.27       0.31       0.34
 Net gain/(loss) on securities (both realized and
  unrealized)                                         0.05       0.02       0.04       0.27       0.08
 Total from investment operations                     0.28       0.28       0.31       0.58       0.42
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.23)     (0.26)     (0.27)     (0.31)     (0.34)
 Distributions (from capital gains)                     --         --         --         --         --
 Total distributions                                 (0.23)     (0.26)     (0.27)     (0.31)     (0.34)
 NET ASSET VALUE, END OF PERIOD                      $7.12      $7.07      $7.05      $7.01      $6.74
 Total return                                        4.07%      3.97%      4.56%      8.80%      6.47%
 Net assets, end of period (in millions)              $132       $184       $230       $129        $80
 Average net assets for the period (in millions)      $151       $229       $148       $105        $78
 Ratio of gross expenses to average net assets(1)    0.62%(2)   0.65%(2)   0.66%(2)   0.68%(2)   0.67%(2)
 Ratio of net expenses to average net assets         0.62%      0.65%      0.65%      0.65%      0.65%
 Ratio of net investment income/(loss) to average
  net assets                                         3.30%      3.58%      3.83%      4.50%      5.09%
 Portfolio turnover rate                               52%        39%        58%        60%       115%
------------------------------------------------------------------------------------------------------



(1) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(2) The ratio was 0.99% in 2004, 0.90% in 2003, 0.92% in 2002, 1.05% in 2001 and
    1.02% in 2000 before waiver of certain fees incurred by the Fund.


 62  Janus Income Funds prospectus

JANUS MONEY MARKET FUND - INVESTOR SHARES
---------------------------------------------------------------------------------------------------------
                                                                   Years ended October 31
                                                    2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.01        0.01        0.02        0.04        0.06
 Net gain/(loss) on securities (both realized and
  unrealized)                                          --(1)       --(1)       --(1)       --(1)       --(1)
 Total from investment operations                    0.01        0.01        0.02        0.04        0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)            (0.01)      (0.01)      (0.02)      (0.04)      (0.06)
 Distributions (from capital gains)                    --(1)       --(1)       --(1)       --(1)       --(1)
 Total distributions                               (0.01)      (0.01)      (0.02)      (0.04)      (0.06)
 NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00       $1.00       $1.00       $1.00
 Total return                                       0.75%       0.79%       1.53%       4.52%       5.88%
 Net assets, end of period (in millions)           $1,589      $2,197      $3,042      $3,614      $3,166
 Average net assets for the period (in millions)   $1,790      $2,658      $3,180      $3,630      $2,982
 Ratio of expenses to average net assets(2)         0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)    0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                        0.74%       0.80%       1.53%       4.43%       5.77%
---------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001 and
    0.70% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  63

JANUS TAX-EXEMPT MONEY MARKET FUND - INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                   2004        2003        2002        2001        2000
 NET ASSET VALUE, BEGINNING OF PERIOD              $1.00       $1.00       $1.00       $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                       0.01        0.01        0.01        0.03        0.04
 Net gain/(loss) on securities (both realized and
  unrealized)                                         --(1)       --(1)       --          --          --(1)
 Total from investment operations                   0.01        0.01        0.01        0.03        0.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)            (0.01)     (0.01)      (0.01)      (0.03)      (0.04)
 Distributions (from capital gains)                   --(1)       --(1)       --          --          --(1)
 Total distributions                               (0.01)     (0.01)      (0.01)      (0.03)      (0.04)
 NET ASSET VALUE, END OF PERIOD                    $1.00       $1.00       $1.00       $1.00       $1.00
 Total return                                      0.59%       0.64%       1.09%       2.84%       3.58%
 Net assets, end of period (in millions)            $107        $140        $187        $206        $171
 Average net assets for the period (in millions)    $121        $173        $192        $191        $168
 Ratio of expenses to average net assets(2)        0.61%(3)    0.60%(3)    0.60%(3)    0.61%(3)    0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                       0.59%       0.65%       1.08%       2.79%       3.53%
--------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.71% in 2004, 0.70% in 2003, 0.70% in 2002, 0.71% in 2001 and
    0.70% in 2000 before waiver of certain fees incurred by the Fund.


 64  Janus Income Funds prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INVESTOR SHARES
------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                     2004       2003       2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $1.00      $1.00      $1.00      $1.00      $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.01       0.01       0.01       0.04       0.06
 Net gain/(loss) on securities (both realized and
  unrealized)                                           --(1)      --         --(1)      --(1)      --(1)
 Total from investment operations                     0.01       0.01       0.01       0.04       0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.01)     (0.01)     (0.01)     (0.04)     (0.06)
 Distributions (from capital gains)                     --(1)      --         --(1)      --(1)      --(1)
 Total distributions                                 (0.01)     (0.01)     (0.01)     (0.04)     (0.06)
 NET ASSET VALUE, END OF PERIOD                      $1.00      $1.00      $1.00      $1.00      $1.00
 Total return                                        0.68%      0.72%      1.49%      4.47%      5.76%
 Net assets, end of period (in millions)              $224       $314       $447       $471       $330
 Average net assets for the period (in millions)      $253       $388       $431       $403       $341
 Ratio of expenses to average net assets(2)          0.60%(3)   0.60%(3)   0.60%(3)   0.60%(3)   0.60%(3)
 Ratio of net investment income/(loss) to average
  net assets                                         0.66%      0.73%      1.48%      4.25%      5.61%
------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.70% in 2004, 0.70% in 2003, 0.70% in 2002, 0.70% in 2001 and
    0.70% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  65

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

   This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fixed-Income Funds may invest. The Fixed-Income Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Fixed-Income Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

   BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

   CERTIFICATES OF PARTICIPATION ("COPS") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.

   COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

   COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

   CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

   DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

   DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

   EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks;

 66  Janus Income Funds prospectus
   warrants to purchase common or preferred stocks; and other securities with equity characteristics.

   EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expense the Fund bears directly in connection with its own operations.

   FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

   HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB+ or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."

   INDUSTRIAL DEVELOPMENT BONDS are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" below.

   MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


   MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.


   MUNICIPAL LEASE OBLIGATIONS are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be

                                                Glossary of investment terms  67
   backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

   MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.

   PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

   PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, a Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

   PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

   REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

   RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

   STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

 68  Janus Income Funds prospectus

   STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

   STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

   VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

   WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

   ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date

                                                Glossary of investment terms  69
   of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

   CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange of regular periodic payments.

   FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

   FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. Government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

   INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

   INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 70  Janus Income Funds prospectus

   INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

   OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices and foreign currencies. A Fund may purchase or write such options individually or in combination.

   PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allows investors to gain market exposure to Indian securities without trading directly in the local Indian market.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

   REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

   REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

   WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                                                Glossary of investment terms  71

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

 72  Janus Income Funds prospectus

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper-medium grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest-rated; extremely poor prospects of ever attaining investment standing.

   Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more ratings agencies) are considered to be in the lower rated category.

                                            Explanation of rating categories  73

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal year ended October 31, 2004, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:



    JANUS FLEXIBLE INCOME FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                           43.0%
     AA                                                             4.0%
     A                                                              8.0%
     BBB                                                           26.0%
     BB                                                             6.0%
     B                                                              6.0%
     CCC                                                            1.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      3.7%
     Preferred Stock                                                0.5%
     Cash and Options                                               1.8%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------



    JANUS HIGH-YIELD FUND
    --------------------------------------------------------------------

     BONDS-S&P RATING:
     AAA                                                            0.0%
     AA                                                             0.0%
     A                                                              0.0%
     BBB                                                            0.0%
     BB                                                            22.0%
     B                                                             49.0%
     CCC                                                           12.0%
     CC                                                             0.0%
     C                                                              0.0%
     Not Rated                                                      8.9%
     Preferred Stock                                                0.6%
     Cash and Options                                               7.5%
     TOTAL                                                        100.0%
    --------------------------------------------------------------------


 74  Janus Income Funds prospectus

          JANUS SHORT-TERM BOND FUND
          --------------------------------------------------------------------

           BONDS-S&P RATING:
           AAA                                                           58.4%
           AA                                                             3.2%
           A                                                              3.3%
           BBB                                                           17.5%
           BB                                                             8.7%
           B                                                              3.9%
           CCC                                                            0.0%
           CC                                                             0.0%
           C                                                              0.0%
           Not Rated                                                      2.9%
           Preferred Stock                                                0.0%
           Cash and Options                                               2.1%
           TOTAL                                                        100.0%
          --------------------------------------------------------------------


   No other Fund described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended October 31, 2004.

                                            Explanation of rating categories  75

                      This page intentionally left blank.

                      This page intentionally left blank.

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting your financial intermediary or plan sponsor. The Funds' Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-525-0020

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 25, 2005

                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Janus Money Market Fund and $250,000 for Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund). Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Money Market Fund..................................    2
       Janus Tax-Exempt Money Market Fund.......................    2
       Janus Government Money Market Fund.......................    3

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Types of investments.....................................    8
       Common investment techniques.............................   11

    SHAREHOLDER'S GUIDE
       How to open an account...................................   14
       Purchasing shares........................................   15
       How to exchange shares...................................   17
       How to sell shares.......................................   17
       Special shareholder services and other information.......   20

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   22
       Management expenses......................................   22
       Investment personnel.....................................   24

    OTHER INFORMATION...........................................   26

    DISTRIBUTIONS AND TAXES.....................................   29

    FINANCIAL HIGHLIGHTS........................................   31


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


MONEY MARKET FUNDS



   The Money Market Funds are designed for investors who seek current income.



INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET FUND seek maximum current income to the extent consistent with stability of capital.

   - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


   The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.



MAIN INVESTMENT STRATEGIES





   The Money Market Funds will:


   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less


   JANUS MONEY MARKET FUND pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



   JANUS TAX-EXEMPT MONEY MARKET FUND pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take


 2 Janus Money Market Funds - Institutional Shares prospectus into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


   JANUS GOVERNMENT MONEY MARKET FUND pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.



MAIN INVESTMENT RISKS


   The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

   Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

   An investment in the Money Market Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION



   The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Institutional Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated.


   JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES


      Annual returns for calendar years ended 12/31
                                  5.53%  5.72%  5.67%  5.24%  6.51%  4.21%  1.80%  1.14%  1.35%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.66%    Worst Quarter:  2nd-2004 0.25%


   JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES


      Annual returns for calendar years ended 12/31
                                  3.64%  3.68%  3.65%  3.35%  4.09%  2.85%  1.45%  1.01%  1.11%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-2000 1.07%    Worst Quarter:  1st-2004 0.22%


 4 Janus Money Market Funds - Institutional Shares prospectus

   JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES


      Annual returns for calendar years ended 12/31
                                  5.44%  5.59%  5.53%  5.13%  6.42%  4.19%  1.78%  1.10%  1.31%
                                  1996   1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.65%    Worst Quarter:  2nd-2004 0.24%



   The 7-day yield on December 31, 2004 was 2.18% for Janus Money Market
   Fund - Institutional Shares; 1.80% for Janus Tax-Exempt Money Market Fund - Institutional Shares; and 2.17% for Janus Government Money Market Fund - Institutional Shares, respectively. For the Funds' current yields, call 1-800-29JANUS (1-800-295-2687).


   The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 6 Janus Money Market Funds - Institutional Shares prospectus

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                  Total Annual             Net Annual
                                                                      Fund                    Fund
                                       Management      Other       Operating     Expense    Operating
                                          Fee       Expenses(1)   Expenses(2)    Waivers   Expenses(2)
  Janus Money Market
    Fund - Institutional Shares          0.20%         0.15%          0.35%        0.17%       0.18%
  Janus Tax-Exempt Money Market
    Fund - Institutional Shares          0.20%         0.16%          0.36%        0.17%       0.19%
  Janus Government Money Market
    Fund - Institutional Shares          0.20%         0.15%          0.35%        0.20%       0.15%


 (1) Included in Other Expenses is an administrative services fee of 0.15% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (2) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to continue such waivers until at least March 1, 2006. The expense waivers shown reflect the application of these reductions. The expense waivers are detailed in the Statement of Additional Information.

 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON FUND EXPENSES WITHOUT REDUCTIONS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Money Market Fund - Institutional Shares           $36      $113      $197       $443
  Janus Tax-Exempt Money Market Fund - Institutional
    Shares                                                 $37      $116      $202       $456
  Janus Government Money Market Fund - Institutional
    Shares                                                 $36      $113      $197       $443


                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------


   This section takes a closer look at the Money Market Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


   Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS




TYPES OF INVESTMENTS

   JANUS MONEY MARKET FUND

   Janus Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   This Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 8 Janus Money Market Funds - Institutional Shares prospectus

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   JANUS TAX-EXEMPT MONEY MARKET FUND

   As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

   - up to 20% of its net assets in securities whose interest is federally taxable


   - without limit in cash and cash equivalents, including obligations that may be federally taxable (when its investment personnel are unable to locate investment opportunities with desirable risk/reward characteristics)


   - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

                                    Principal investment strategies and risks  9

   MUNICIPAL SECURITIES
   Municipal securities include:

   - municipal notes

   - short-term municipal bonds

   - participation interests in municipal securities

   At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

   Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

   MUNICIPAL LEASES
   The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

   TAXABLE INVESTMENTS
   As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

   JANUS GOVERNMENT MONEY MARKET FUND

   Janus Government Money Market Fund invests exclusively in:

   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

 10 Janus Money Market Funds - Institutional Shares prospectus

COMMON INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that the Money Market Funds may each use:

   PARTICIPATION INTERESTS
   A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

   VARIABLE AND FLOATING RATE SECURITIES
   The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

                                   Principal investment strategies and risks  11

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 12 Janus Money Market Funds - Institutional Shares prospectus

                            JANUS MONEY MARKET FUNDS
                              INSTITUTIONAL SHARES

                              Shareholder's Guide

                                       This section contains
                                       information about opening
                                       your account with Janus,
                                       purchases, exchanges and
                                       redemptions, and other
                                       services and options
                                       available to shareholders.

                                       [JANUS LOGO]

HOW TO OPEN AN ACCOUNT

   ESTABLISHING YOUR ACCOUNT

   The application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the application carefully, complete, sign and forward it to:

    Via Regular Mail                     Via Express Mail - Overnight Delivery
    Janus                                Janus
    P.O. Box 173375                      151 Detroit Street
    Denver, CO 80217-3375                Denver, CO 80206-4805
    Attn: Institutional Services         Attn: Institutional Services

   Do not include any purchase money with the application. All purchases of Shares should be effected by wire transfer. For more information, see "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason.

   You may set up your account for Investment Retirement Plan rollovers (in excess of $250,000) under a tax-sheltered retirement plan. A retirement plan allows you to shelter your investment income from current income taxes. A contribution to these plans may also be tax deductible. Distributions from a retirement plan may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.

   Please refer to www.janus.com for more complete information regarding the different types of IRAs. You will need a special application to be enrolled in the plan. For an application and more details, call 1-800-29JANUS (1-800-295-2687).

   TAXPAYER IDENTIFICATION NUMBER


   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


 14 Janus Money Market Funds - Institutional Shares prospectus

   DISTRIBUTION OPTIONS

   Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

   You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS (1-800-295-2687) for complete instructions. Purchase requests received before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after these times). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.


   Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS (1-800-295-2687) when you intend to make a wire purchase. The Funds do not charge any fees for transactions by wire in Shares of the Funds. However, your financial intermediary may charge you a separate or additional fee for purchases of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for purchase orders from you to your financial intermediary.


   Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason. If you have any questions, please call 1-800-29JANUS (1-800-295-2687).

                                                         Shareholder's guide  15

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

MINIMUM INVESTMENT

   JANUS MONEY MARKET FUND

   The minimum investment for the Institutional Shares of Janus Money Market Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Investor Shares of Janus Money Market Fund, Institutional Shares of Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund, or shares of another Janus fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

   JANUS GOVERNMENT MONEY MARKET FUND AND JANUS TAX-EXEMPT MONEY MARKET FUND

   The minimum initial investment in these shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not maintain the $250,000 minimum will be given the option of exchanging into Investor Shares or shares of another Janus fund or having their Shares redeemed.

NET ASSET VALUE

   The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated as of 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will

 16 Janus Money Market Funds - Institutional Shares prospectus consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

HOW TO EXCHANGE SHARES

   The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Funds, although the Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding the exchange privilege, please call Institutional Services at 1-800-29JANUS (1-800-295-2687).

HOW TO SELL SHARES

   PARTIAL OR COMPLETE REDEMPTIONS


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund. Redemption proceeds will normally be wired to your predesignated bank account on the day of redemption, or, if that day is a bank holiday, on the next bank business day.


   If you are an IRA shareholder and you do not want federal income tax withheld from your redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or premature (before age 59 1/2) and, if premature, whether any exceptions apply with regard to the 10% additional tax on early distributions.

   IN WRITING

   To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

    Via Regular Mail                     Via Express Mail - Overnight Delivery
    Janus                                Janus
    P.O. Box 173375                      151 Detroit Street
    Denver, CO 80217-3375                Denver, CO 80206-4805
    Attn: Institutional Services         Attn: Institutional Services

                                                         Shareholder's guide  17

   The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund. For IRA shareholders, written instructions must be signed by the account owner.

   BY TELEPHONE


   Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount will be wired in federal funds to the shareholder's predesignated bank account that day. After these times, the redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early. There is no fee for redemptions by wire. However, your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.


   BY A FUND

   Your account may be terminated by a Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, a Fund will notify you that you have 30 days for Janus Money Market Fund or 60 days for Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund to increase your account to the minimum required before redeeming your account.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 18 Janus Money Market Funds - Institutional Shares prospectus

PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Funds disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.




   Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


                                                         Shareholder's guide  19

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

   PORTFOLIO INFORMATION

   You may call 1-800-29JANUS (1-800-295-2687) by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

   TELEPHONE INSTRUCTIONS

   You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

   ACCOUNT ADDRESS AND NAME CHANGES


   To change the address on your account, you may call 1-800-29JANUS (1-800-295-2687) or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS (1-800-295-2687) for additional information.



   To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS (1-800-295-2687) for additional information.


   STATEMENTS AND REPORTS

   Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month. The Funds reserve the right to charge a fee for additional account statement requests.

   The Funds produce financial reports that include a complete list of each of the Fund's portfolio holdings semiannually, and update their prospectuses annually. If you invest through a financial intermediary, the financial intermediary is responsible for providing the Funds' reports. These reports show each Fund's investments and the market value of such investments, as well as other

 20 Janus Money Market Funds - Institutional Shares prospectus information about each Fund and its operations. The Trust's fiscal year ends October 31.

   Unless instructed otherwise, the Funds will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call 1-800-29JANUS (1-800-295-2687) or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.

   TEMPORARY SUSPENSION OF SERVICES

   The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may purchase or sell Fund shares through an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers.

                                                         Shareholder's guide  21

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Each Fund has a separate Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

   Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be

 22 Janus Money Market Funds - Institutional Shares prospectus calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least March 1, 2006. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.

   The Funds have entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate financial intermediaries for providing administrative services to their customers who invest in the Shares. The types of services that the financial intermediaries would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the financial intermediaries, as shareholders of record.

   Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.

                                                     Management of the Funds  23

INVESTMENT PERSONNEL


PORTFOLIO MANAGERS

JEANINE MORRONI
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She previously served as Assistant Portfolio Manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Tax-Exempt
     Money Market Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also
     Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 24 Janus Money Market Funds - Institutional Shares prospectus

ASSISTANT PORTFOLIO MANAGER


CRAIG JACOBSON
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Tax-Exempt Money Market Fund. He joined Janus Capital in 1995 and performed duties as a commercial trader until 1999, when he became a money market research analyst. Mr. Jacobson holds a Bachelor's and Master's degree in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  25

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES

   Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A second class of shares of each Fund, Service Shares, are available only through banks or other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares of each Fund, Investor Shares, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Institutional Services at 1-800-29JANUS (1-800-295-2687).

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.




 26 Janus Money Market Funds - Institutional Shares prospectus

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting


                                                           Other information  27
   similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 28 Janus Money Market Funds - Institutional Shares prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for purchase orders from you to your financial intermediary.



   Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after these times will be processed on that day and will receive that day's dividend, but will not be wired until the following bank business day. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.


   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

   Distributions for all of the Funds (except Janus Tax-Exempt Money Market
   Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be made available to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.

                                                     Distributions and taxes  29

   Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax. In addition, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Janus Tax-Exempt Money Market Fund may have on the federal income taxation of your benefits.

   Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

   The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 30 Janus Money Market Funds - Institutional Shares prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the financial performance of the Funds' Shares for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS MONEY MARKET FUND - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
                                                                 Years ended October 31
                                                 2004        2003         2002         2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD            $1.00        $1.00        $1.00        $1.00       $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                     0.01         0.01         0.02         0.05        0.06
 Net gain/(loss) on securities (both realized
  and unrealized)                                   --(1)        --(1)        --(1)        --(1)       --(1)
 Total from investment operations                 0.01         0.01         0.02         0.05        0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)         (0.01)       (0.01)       (0.02)       (0.05)      (0.06)
 Distributions (from capital gains)                 --(1)        --(1)        --(1)        --(1)       --(1)
 Total distributions                            (0.01)       (0.01)       (0.02)       (0.05)      (0.06)
 NET ASSET VALUE, END OF PERIOD                  $1.00        $1.00        $1.00        $1.00       $1.00
 Total return                                    1.17%        1.22%        1.96%        4.96%       6.35%
 Net assets, end of period (in millions)        $8,124       $9,141      $10,541      $13,269      $7,308
 Average net assets for the period (in
  millions)                                     $7,453      $10,404      $12,633      $10,427      $6,804
 Ratio of expenses to average net assets(2)      0.18%(3)     0.18%(3)     0.18%(3)     0.18%(3)    0.16%(3)
 Ratio of net investment income/(loss) to
  average net assets                             1.17%        1.21%        1.95%        4.70%       6.22%
---------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001 and
    0.33% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  31

JANUS TAX-EXEMPT MONEY MARKET FUND - INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                    Years ended October 31
                                                      2004       2003        2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00      $1.00       $1.00      $1.00      $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                          0.01       0.01        0.02       0.03       0.04
 Net gain/(loss) on securities (both realized and
  unrealized)                                            --(1)      --(1)       --         --         --(1)
 Total from investment operations                      0.01       0.01        0.02       0.03       0.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)               (0.01)     (0.01)     (0.02)      (0.03)     (0.04)
 Distributions (from capital gains)                      --(1)      --(1)       --         --         --(1)
 Total distributions                                  (0.01)     (0.01)     (0.02)      (0.03)     (0.04)
 NET ASSET VALUE, END OF PERIOD                       $1.00      $1.00       $1.00      $1.00      $1.00
 Total return                                         1.01%      1.07%       1.51%      3.27%      4.03%
 Net assets, end of period (in millions)                $49        $73        $105       $137        $56
 Average net assets for the period (millions)           $62       $101        $109        $62        $73
 Ratio of expenses to average net assets(2)           0.19%(3)   0.18%(3)    0.18%(3)   0.19%(3)   0.16%(3)
 Ratio of net investment income/(loss) to average
  net assets                                          1.01%      1.07%       1.51%      3.10%      4.00%
--------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.36% in 2004, 0.35% in 2003, 0.35% in 2002, 0.36% in 2001 and
    0.33% in 2000 before waiver of certain fees incurred by the Fund.


 32 Janus Money Market Funds - Institutional Shares prospectus

JANUS GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                    2004        2003        2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD               $1.00       $1.00       $1.00      $1.00      $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                        0.01        0.01        0.02       0.05       0.06
 Net gain/(loss) on securities (both realized and
  unrealized)                                          --(1)       --          --(1)      --(1)      --(1)
 Total from investment operations                    0.01        0.01        0.02       0.05       0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)             (0.01)     (0.01)      (0.02)      (0.05)     (0.06)
 Distributions (from capital gains)                    --(1)       --          --(1)      --(1)      --(1)
 Total distributions                                (0.01)     (0.01)      (0.02)      (0.05)     (0.06)
 NET ASSET VALUE, END OF PERIOD                     $1.00       $1.00       $1.00      $1.00      $1.00
 Total return                                       1.13%       1.18%       1.95%      4.93%      6.24%
 Net assets, end of period (in millions)             $385        $776      $1,275       $934       $782
 Average net assets for the period (in millions)     $610      $1,137      $1,251       $752       $742
 Ratio of expenses to average net assets(2)         0.15%(3)    0.15%(3)    0.15%(3)   0.15%(3)   0.15%(3)
 Ratio of net investment income/(loss) to average
  net assets                                        1.12%       1.17%       1.90%      4.72%      6.07%
-------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.35% in 2004, 0.35% in 2003, 0.35% in 2002, 0.35% in 2001 and
    0.35% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  33
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 34

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                                                                              35

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 36

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


                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS (1-800-295-2687). The Funds'
                  Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-29JANUS

            The Trust's Investment Company Act File No. is 811-1879.

                                  February 25, 2005

                                  Janus Money Market Fund
                                  Janus Tax-Exempt Money Market Fund
                                  Janus Government Money Market Fund

                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES

                                   Prospectus

     Janus Money Market Fund, Janus Tax-Exempt Money Market Fund, and Janus Government Money Market Fund are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs and similar programs provided to their customers. Each Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Money Market Fund..................................    2
       Janus Tax-Exempt Money Market Fund.......................    2
       Janus Government Money Market Fund.......................    3

    FEES AND EXPENSES...........................................    6

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Types of investments.....................................    8
       Common investment techniques.............................   11

    SHAREHOLDER'S GUIDE
       Purchases................................................   14
       Minimum investment.......................................   15
       Net asset value..........................................   15
       Redemptions..............................................   16
       Shareholder communications...............................   16

    MANAGEMENT OF THE FUNDS
       Investment adviser.......................................   18
       Management expenses......................................   18
       Investment personnel.....................................   20

    OTHER INFORMATION...........................................   22

    DISTRIBUTIONS AND TAXES.....................................   25

    FINANCIAL HIGHLIGHTS........................................   27


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


MONEY MARKET FUNDS



   The Money Market Funds are designed for investors who seek current income.



INVESTMENT OBJECTIVES


--------------------------------------------------------------------------------
   - JANUS MONEY MARKET FUND AND JANUS GOVERNMENT MONEY MARKET FUND seek maximum current income to the extent consistent with stability of capital.

   - JANUS TAX-EXEMPT MONEY MARKET FUND seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


   The Funds' Trustees may change these objectives or the Funds' principal investment policies without a shareholder vote. Janus Tax-Exempt Money Market Fund has a policy of investing at least 80% of its net assets in the type of securities suggested by its name. Janus Tax-Exempt Money Market Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to a Fund's objective or principal investment policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that any Fund will meet its objective.



MAIN INVESTMENT STRATEGIES





   The Money Market Funds will:


   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less


   JANUS MONEY MARKET FUND pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



   JANUS TAX-EXEMPT MONEY MARKET FUND pursues its objective by investing primarily in short-term municipal securities whose interest is exempt from federal income taxes. As a fundamental policy, the Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. For purposes of this policy, net assets will take


 2 Janus Money Market Funds - Service Shares prospectus into account borrowings for investment purposes. The Fund may invest up to 20% of its net assets in taxable securities and may invest without limit in cash and cash equivalents that may be federally taxable to the extent the portfolio manager cannot locate investment opportunities with desirable risk/reward characteristics.


   JANUS GOVERNMENT MONEY MARKET FUND pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Although United States Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.



MAIN INVESTMENT RISKS


   The Funds' yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Money Market Funds invest only in high-quality, short-term money market instruments, there is a risk that the value of the securities they hold will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

   Economic, business, or political developments or changes affecting tax-exempt securities may affect Janus Tax-Exempt Money Market Fund's holdings similarly. This could result in increased variability of performance. In addition, income from the Fund's investments may be taxable by your state or local government.

   An investment in the Money Market Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

                                                          Risk/return summary  3

PERFORMANCE INFORMATION



   The following information provides some indication of the risks of investing in the Money Market Funds by showing how the performance of the Service Shares of each Money Market Fund has varied over time. The bar charts depict the change in performance from year to year during the periods indicated.


   JANUS MONEY MARKET FUND - SERVICE SHARES


      Annual returns for calendar years ended 12/31
                                       5.46%  5.40%  4.98%  6.25%  3.95%  1.55%  0.88%  1.10%
                                       1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.60%    Worst Quarter:  1st-2004 0.18%


   JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES


      Annual returns for calendar years ended 12/31
                                       3.44%  3.41%  3.12%  3.86%  2.60%  1.21%  0.75%  0.86%
                                       1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  2nd-2000 1.01%    Worst Quarter:  1st-2004 0.16%


 4  Janus Money Market Funds - Service Shares prospectus

   JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES


      Annual returns for periods ended 12/31
                                       5.33%  5.28%  4.87%  6.15%  3.94%  1.53%  0.85%  1.05%
                                       1997   1998   1999   2000   2001   2002   2003   2004

      Best Quarter:  4th-2000 1.59%    Worst Quarter:  2nd-2004 0.18%



   The 7-day yield on December 31, 2004 was 1.94% for Janus Money Market
   Fund - Service Shares; 1.55% for Janus Tax-Exempt Money Market Fund - Service Shares; and 1.92% for Janus Government Money Market Fund - Service Shares, respectively. For the Funds' current yields, call 1-800-29JANUS (1-800-295-2687).


   The Money Market Funds' past performance does not necessarily indicate how they will perform in the future.

                                                          Risk/return summary  5

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Funds. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Janus funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of the Funds.


   ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


 6  Janus Money Market Funds - Service Shares prospectus

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                  Total Annual             Net Annual
                                                                      Fund                    Fund
                                       Management      Other       Operating     Expense    Operating
                                          Fee       Expenses(1)   Expenses(2)    Waivers   Expenses(2)
  Janus Money Market Fund -
    Service Shares                       0.20%         0.40%          0.60%        0.17%       0.43%
  Janus Tax-Exempt Money Market
    Fund - Service Shares                0.20%         0.41%          0.61%        0.17%       0.44%
  Janus Government Money Market
    Fund - Service Shares                0.20%         0.40%          0.60%        0.20%       0.40%


 (1) Included in Other Expenses is an administrative services fee of 0.40% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (2) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to continue such waivers until at least March 1, 2006. The expense waivers shown reflect the application of these reductions. The expense waivers are detailed in the Statement of Additional Information.

 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON FUND EXPENSES WITHOUT REDUCTIONS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Money Market Fund - Service Shares                 $61      $192      $335       $750
  Janus Tax-Exempt Money Market Fund - Service Shares      $62      $195      $340       $762
  Janus Government Money Market Fund - Service Shares      $61      $192      $335       $750


                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------


   This section takes a closer look at the Money Market Funds' principal investment strategies and certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.


   Money market funds are subject to certain specific SEC rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS


TYPES OF INVESTMENTS

   JANUS MONEY MARKET FUND

   Janus Money Market Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   This Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

 8  Janus Money Market Funds - Service Shares prospectus

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   JANUS TAX-EXEMPT MONEY MARKET FUND

   As a fundamental policy, Janus Tax-Exempt Money Market Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. However, the Fund reserves the right to invest:

   - up to 20% of its net assets in securities whose interest is federally taxable


   - without limit in cash and cash equivalents, including obligations that may be federally taxable (when its investment personnel are unable to locate investment opportunities with desirable risk/reward characteristics)


   - in preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

                                    Principal investment strategies and risks  9

   MUNICIPAL SECURITIES
   Municipal securities include:

   - municipal notes

   - short-term municipal bonds

   - participation interests in municipal securities

   At times, the Fund may invest more than 25% of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities. Examples include securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

   Yields on municipal securities are dependent on a variety of factors, including general market conditions, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities investments may lose money if the municipal securities issuer does not pay principal and interest when due. Bankruptcy, insolvency and other laws affecting the rights and remedies of creditors may affect the issuer's ability to pay.

   MUNICIPAL LEASES
   The Fund may invest in municipal leases or participation interests therein. The issuing municipality's credit will not necessarily back a lease obligation. Interest on lease obligations may become taxable if the lease is assigned. The Fund may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis.

   TAXABLE INVESTMENTS
   As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation, as described under Janus Money Market Fund's investments.

   JANUS GOVERNMENT MONEY MARKET FUND

   Janus Government Money Market Fund invests exclusively in:

   - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)

   - repurchase agreements secured by U.S. Government Securities

 10  Janus Money Market Funds - Service Shares prospectus

COMMON INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that the Money Market Funds may each use:

   PARTICIPATION INTERESTS
   A participation interest gives a Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give the Money Market Funds the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Money Market Funds' investments may be dependent in part on the credit quality of the banks supporting the Money Market Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support. A substantial portion of the Janus Tax-Exempt Money Market Fund's portfolio in particular may consist of securities backed by banks and other financial institutions, and thus adverse changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

   VARIABLE AND FLOATING RATE SECURITIES
   The Money Market Funds may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Money Market Funds may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

                                   Principal investment strategies and risks  11

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   Each Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

 12  Janus Money Market Funds - Service Shares prospectus

                            JANUS MONEY MARKET FUNDS
                                 SERVICE SHARES

                              Shareholder's Guide

                                       Investors may not purchase,
                                       exchange or redeem Shares of
                                       the Funds directly. Shares
                                       may be purchased, exchanged
                                       or redeemed only through
                                       Financial Institutions in
                                       connection with trust
                                       accounts, cash management
                                       programs and similar
                                       programs. Your Financial
                                       Institution will provide you
                                       with instructions on
                                       purchasing, exchanging or
                                       redeeming shares.

                                       [JANUS LOGO]

   The Financial Institutions are responsible for promptly transmitting purchase, redemption and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

PURCHASES

   Purchases of Fund Shares may be made only through omnibus accounts of Financial Institutions in connection with trust accounts, cash management programs and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Requests to purchase received from a Financial Institution before 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund, and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after these times). In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond market or NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.

   The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

   Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. Any Fund may discontinue sales of its Shares if management believes that a substantial further increase may adversely affect that Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing Financial Institution customers in that Fund would be permitted to continue to authorize investment in such Fund and to reinvest any dividends or capital gains distributions.

   DISTRIBUTION OPTIONS

   Dividends and capital gain distributions will be reinvested in Shares of a Fund unless otherwise elected by the shareholder pursuant to the options offered by the Financial Institution.

 14  Janus Money Market Funds - Service Shares prospectus

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

MINIMUM INVESTMENT

   There is a $250,000 initial aggregate investment minimum by each Financial Institution. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Financial Institutions who do not maintain the $250,000 minimum will be given the option of requesting their customers to exchange into Investor Shares if the required minimum investment for Investor Shares is met or having their customers' Shares redeemed.

NET ASSET VALUE

   The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day), except that Janus Government Money Market Fund's NAV is normally calculated as of 5:00 p.m. (New York time) on such days. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

EXCHANGES

   Contact your Financial Institution for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Funds, although the Funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

                                                         Shareholder's guide  15

REDEMPTIONS

   Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution. If a request for a redemption is received from a Financial Institution by 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day, Shares will be redeemed and the redemption amount will be wired in federal funds to the Financial Institution's omnibus account that day. After these times, the redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond market or NYSE close early.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

SHAREHOLDER COMMUNICATIONS

   Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends October 31.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.


 16  Janus Money Market Funds - Service Shares prospectus

   In addition, the Funds' top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Funds disclose their top ten portfolio holdings. Industry, sector and regional breakdowns for all Funds are available quarterly, with a 15-day lag. The Funds' top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.




   Details of the Funds' portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Funds' SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION


   Complete schedules of the Funds' portfolio holdings as of the end of the Funds' first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Funds' Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Funds' portfolio holdings as of the end of the Funds' second and fourth fiscal quarters are contained in the Funds' semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


                                                         Shareholder's guide  17

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


   Each Fund has a separate Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.

MANAGEMENT EXPENSES

   Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce its fee and accordingly, the advisory fee of each Fund will be

 18 Janus Money Market Funds - Service Shares prospectus calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets. Janus Capital has agreed to continue such reductions until at least March 1, 2006. For the most recent fiscal year, each Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.

   The Funds have entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

   Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.

                                                     Management of the Funds  19

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

JEANINE MORRONI
--------------------------------------------------------------------------------

     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which she has co-managed since September 2003. She previously served as Assistant Portfolio Manager of Janus Government Money Market Fund. Ms. Morroni joined Janus Capital in 1994 and performed duties as a money market trader until 1995, when she became a money market research analyst. She holds a Bachelor of Science degree in Accounting from Colorado State University. Ms. Morroni has earned the right to use the Chartered Financial Analyst designation.


SHARON S. PICHLER
--------------------------------------------------------------------------------
     is Executive Vice President and Portfolio Manager of Janus Tax-Exempt
     Money Market Fund, which she has managed since inception. Ms. Pichler is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund, which she has managed since inception. She is also
     Portfolio Manager of other Janus accounts. She previously served as Portfolio Manager of Janus Government Money Market Fund from inception to February 1999. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus Government Money Market Fund, which he has managed since February 1999, and Janus Money Market Fund, which he has managed since February 2004. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in May 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 20  Janus Money Market Funds - Service Shares prospectus

ASSISTANT PORTFOLIO MANAGER

CRAIG JACOBSON
--------------------------------------------------------------------------------
     is Assistant Portfolio Manager of Janus Tax-Exempt Money Market Fund. He joined Janus Capital in 1995 and performed duties as a commercial trader until 1999, when he became a money market research analyst. Mr. Jacobson holds a Bachelor's and Master's degree in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

                                                     Management of the Funds  21

OTHER INFORMATION
--------------------------------------------------------------------------------

   CLASSES OF SHARES


   Each Fund currently offers three classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to banks and other Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A second class of shares, Institutional Shares of each Fund, are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. A third class of shares, Investor Shares of each Fund, are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call 1-800-29JANUS (1-800-295-2687).


   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.




 22  Janus Money Market Funds - Service Shares prospectus

   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting


                                                           Other information  23
   similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUNDS

   The Funds are distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 24  Janus Money Market Funds - Service Shares prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.



   Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after these times will be processed on that day and will receive that day's dividend, but will not be wired until the following bank business day. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.


   The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond market or NYSE close early.

   Distributions for all of the Funds (except Janus Tax-Exempt Money Market
   Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be made available to Financial Institutions who will forward the information to their customers for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.

                                                     Distributions and taxes  25

   Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income, shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax. In addition, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Janus Tax-Exempt Money Market Fund may have on the federal income taxation of your benefits.

   Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

   The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

 26  Janus Money Market Funds - Service Shares prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights tables are intended to help you understand the financial performance of the Funds' Shares for the past 5 years through October 31st of each fiscal year shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of each of the Funds, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS MONEY MARKET FUND - SERVICE SHARES
---------------------------------------------------------------------------------------------------------
                                                                Years ended October 31
                                              2004         2003         2002         2001          2000
 NET ASSET VALUE, BEGINNING OF PERIOD          $1.00        $1.00        $1.00        $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                   0.01         0.01         0.02         0.05          0.06
 Net gain/(loss) on securities (both
  realized and unrealized)                        --(1)        --(1)        --(1)        --(1)         --(1)
 Total from investment operations               0.01         0.01         0.02         0.05          0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)       (0.01)       (0.01)       (0.02)       (0.05)        (0.06)
 Distributions (from capital gains)               --(1)        --(1)        --(1)        --(1)         --(1)
 Total distributions                          (0.01)       (0.01)       (0.02)       (0.05)        (0.06)
 NET ASSET VALUE, END OF PERIOD                $1.00        $1.00        $1.00        $1.00         $1.00
 Total return                                  0.92%        0.96%        1.70%        4.70%         6.08%
 Net assets, end of period (in thousands)    $25,731      $60,326      $98,643      $74,515      $129,634
 Average net assets for the period (in
  thousands)                                 $36,421      $68,106      $80,774      $99,861       $59,503
 Ratio of expenses to average net assets(2)    0.43%(3)     0.43%(3)     0.43%(3)     0.43%(3)      0.42%(3)
 Ratio of net investment income/(loss) to
  average net assets                           0.88%        0.95%        1.71%        4.62%         6.02%
---------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001 and
    0.59% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  27

JANUS TAX-EXEMPT MONEY MARKET FUND - SERVICE SHARES
------------------------------------------------------------------------------------------------------
                                                                  Years ended October 31
                                                     2004       2003       2002       2001       2000
 NET ASSET VALUE, BEGINNING OF PERIOD                $1.00      $1.00      $1.00      $1.00      $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                         0.01       0.01       0.01       0.03       0.04
 Net gain/(loss) on securities (both realized and
  unrealized)                                           --(1)      --(1)      --         --         --(1)
 Total from investment operations                     0.01       0.01       0.01       0.03       0.04
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)              (0.01)     (0.01)     (0.01)     (0.03)     (0.04)
 Distributions (from capital gains)                     --(1)      --(1)      --         --         --(1)
 Total distributions                                 (0.01)     (0.01)     (0.01)     (0.03)     (0.04)
 NET ASSET VALUE, END OF PERIOD                      $1.00      $1.00      $1.00      $1.00      $1.00
 Total return                                        0.76%      0.81%      1.27%      3.02%      3.81%
 Net assets, end of period (in thousands)             $398        $91       $663        $10        $10
 Average net assets for the period (in thousands)     $124       $233       $192        $10       $737
 Ratio of expenses to average net assets(2)          0.44%(3)   0.43%(3)   0.43%(3)   0.43%(3)   0.41%(3)
 Ratio of net investment income/(loss) to average
  net assets                                         0.88%      0.89%      1.21%      2.98%      3.67%
------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.61% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001 and
    0.58% in 2000 before waiver of certain fees incurred by the Fund.


 28  Janus Money Market Funds - Service Shares prospectus

JANUS GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
---------------------------------------------------------------------------------------------------------
                                                              Years ended October 31
                                            2004          2003          2002          2001         2000
 NET ASSET VALUE, BEGINNING OF PERIOD        $1.00         $1.00         $1.00         $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                 0.01          0.01          0.02          0.05         0.06
 Net gain/(loss) on securities (both
  realized and unrealized)                      --(1)         --            --(1)         --(1)        --(1)
 Total from investment operations             0.01          0.01          0.02          0.05         0.06
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)     (0.01)        (0.01)        (0.02)        (0.05)       (0.06)
 Distributions (from capital gains)             --(1)         --            --(1)         --(1)        --(1)
 Total distributions                        (0.01)        (0.01)        (0.02)        (0.05)       (0.06)
 NET ASSET VALUE, END OF PERIOD              $1.00         $1.00         $1.00         $1.00        $1.00
 Total return                                0.88%         0.92%         1.69%         4.67%        5.97%
 Net assets, end of period (in
  thousands)                              $142,856      $190,913      $173,292       $85,589      $78,877
 Average net assets for the period (in
  thousands)                              $164,773      $189,811      $118,192      $103,932      $63,802
 Ratio of expenses to average net
  assets(2)                                  0.40%(3)      0.40%(3)      0.40%(3)      0.40%(3)     0.40%(3)
 Ratio of net investment income/(loss)
  to average net assets                      0.87%         0.91%         1.64%         4.57%        5.86%
---------------------------------------------------------------------------------------------------------


(1) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than $0.01 on a per share basis for the fiscal year end.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 0.60% in 2004, 0.60% in 2003, 0.60% in 2002, 0.60% in 2001 and
    0.60% in 2000 before waiver of certain fees incurred by the Fund.


                                                        Financial highlights  29

                  You can make inquiries and request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS (1-800-295-2687). The Funds'
                  Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports. In the Funds' Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell shares of the Funds.


                  The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090).
                  Information on the operation of the Public
                  Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-29JANUS

            The Trust's Investment Company Act File No. is 811-1879.

                                      February 25, 2005

                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND

                                   Prospectus

     Janus Institutional Cash Reserves Fund is designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers an initial class of shares of the Fund (the "Shares") exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000. The Fund is a separate series of Janus Investment Fund, an open-end management investment company.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    RISK/RETURN SUMMARY
       Janus Institutional Cash Reserves Fund...................    2

    FEES AND EXPENSES...........................................    4

    PRINCIPAL INVESTMENT STRATEGIES AND RISKS
       Types of investments.....................................    5
       Investment techniques....................................    6

    SHAREHOLDER'S GUIDE
       How to open an account...................................    9
       Purchasing shares........................................    9
       How to exchange shares...................................   11
       How to sell shares.......................................   11
       Special shareholder services and other information.......   14

    MANAGEMENT OF THE FUND
       Investment adviser.......................................   16
       Management expenses......................................   16
       Investment personnel.....................................   18

    OTHER INFORMATION...........................................   19

    DISTRIBUTIONS AND TAXES.....................................   21

    FINANCIAL HIGHLIGHTS........................................   22



                                                            Table of Contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL CASH RESERVES FUND



   The Fund is designed for investors who seek current income.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
   JANUS INSTITUTIONAL CASH RESERVES FUND seeks maximum current income to the extent consistent with stability of capital.

   The Fund's Trustees may change this objective or the Fund's principal investment policies without a shareholder vote. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.


MAIN INVESTMENT STRATEGIES


   The Fund will:

   - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

   - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

   - maintain a dollar-weighted average portfolio maturity of 90 days or less


   The Fund pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



MAIN INVESTMENT RISKS


   The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your

 2 Janus Institutional Cash Reserves Fund prospectus investment at $1.00 per share, it is possible to lose money by investing in this Fund.


PERFORMANCE INFORMATION



   The following information provides some indication of the risks of investing in the Fund by showing how the performance of the Fund has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated.


   JANUS INSTITUTIONAL CASH RESERVES FUND


      Annual returns for calendar years ended 12/31
                                                                     1.18%  1.37%
                                                                     2003   2004

      Best Quarter:  4th-2004 0.49%    Worst Quarter:  2nd-2004 0.26%



   The Fund's 7-day yield on December 31, 2004 was 2.17%. For the Fund's current yield, call 1-800-29JANUS.


   The past performance of Janus Institutional Cash Reserves Fund does not necessarily indicate how it will perform in the future.

                                                          Risk/return summary  3

FEES AND EXPENSES

   The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Fund. The expenses shown are based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended October 31, 2004.

   SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.


   ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.



  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                                  Total Annual             Net Annual
                                                                      Fund                    Fund
                                       Management      Other       Operating     Expense    Operating
                                          Fee       Expenses(1)   Expenses(2)    Waivers   Expenses(2)
  Janus Institutional Cash Reserves
    Fund                                 0.20%         0.15%          0.35%        0.17%       0.18%


 (1) Included in Other Expenses is an administrative services fee of 0.15% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
 (2) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to continue such waivers until at least March 1, 2006. The expense waivers shown reflect the application of these reductions. The expense waivers are detailed in the Statement of Additional Information.

 EXAMPLES:
 THE FOLLOWING EXAMPLE IS BASED ON FUND EXPENSES WITHOUT REDUCTIONS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without reductions remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                         1 Year    3 Years   5 Years   10 Years
                                                         --------------------------------------
  Janus Institutional Cash Reserves Fund                   $36      $113      $197       $443


 4  Janus Institutional Cash Reserves Fund prospectus

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

   This section takes a closer look at the Fund's principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, non-fundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

   Money market funds are subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S.
   dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


PRINCIPAL INVESTMENT STRATEGIES AND RISKS




TYPES OF INVESTMENTS

   The Fund invests primarily in:

   - high quality debt obligations

   - obligations of financial institutions

   This Fund may also invest (to a lesser degree) in:


   - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities)


   - municipal securities

   - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment

   DEBT OBLIGATIONS
   The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

   - commercial paper

   - notes and bonds

   - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)

   - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

                                    Principal investment strategies and risks  5

   OBLIGATIONS OF FINANCIAL INSTITUTIONS
   Examples of obligations of financial institutions include:

   - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars
   - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

   - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

   Foreign, Eurodollar (and, to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES

   The following is a description of other investment techniques that the Fund may use:

   PARTICIPATION INTERESTS
   A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

   DEMAND FEATURES
   Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality and provide a source of liquidity.

   Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund's investments may be dependent in part on the credit quality of the banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry.

 6  Janus Institutional Cash Reserves Fund prospectus

   Brokerage firms and insurance companies also provide certain liquidity and credit support.

   VARIABLE AND FLOATING RATE SECURITIES
   The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

   MORTGAGE- AND ASSET-BACKED SECURITIES
   The Fund may purchase fixed or variable rate mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities. The Fund purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.

   Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

   REPURCHASE AGREEMENTS
   The Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

   If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

                                    Principal investment strategies and risks  7

                            JANUS INSTITUTIONAL CASH
                                 RESERVES FUND

                              Shareholder's Guide

                                       This section contains
                                       information about opening
                                       your account with Janus,
                                       purchases, exchanges and
                                       redemptions, and other
                                       services and options
                                       available to shareholders.

                                       (JANUS LOGO)

HOW TO OPEN AN ACCOUNT

   ESTABLISHING YOUR ACCOUNT

   The application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Fund. After reviewing the application carefully, complete, sign and forward it to:

    Via Regular Mail                     Via Express Mail - Overnight Delivery
    Janus                                Janus
    P.O. Box 173375                      151 Detroit Street
    Denver, CO 80217-3375                Denver, CO 80206-4805
    Attn: Institutional Services         Attn: Institutional Services

   Do not include any purchase money with the application. All purchases of Shares should be effected by wire transfer. For more information, see "Purchasing Shares." The Fund reserves the right to suspend the offering of the Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason.

   TAXPAYER IDENTIFICATION NUMBER

   On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

   DISTRIBUTION OPTIONS

   Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of the Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES


   You must establish a Fund account and receive an account number before making purchases by wire. Contact the Institutional Services Money Desk at 1-800-29JANUS (1-800-295-2687) for complete instructions. Purchase requests received before 3:00 p.m. (New York time) on a bank business day will receive dividends declared on the purchase date (the daily yield for the Fund is calculated after that time). In addition, the Fund's transfer agent must receive


                                                          Shareholder's guide  9
   payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC or Janus Distributors LLC, and the Fund can redeem shares you own in this or another identically registered Janus fund as reimbursement. The Fund and its agent have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Fund also reserves the right to require purchase requests and payments prior to these times on days when the bond market or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day.


   Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Institutional Services Money Desk at 1-800-29JANUS (1-800-295-2687) when you intend to make a wire purchase. The Fund does not charge any fees for transactions by wire in Shares of the Fund. However, your financial intermediary may charge you a separate or additional fee for purchases of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.


   Once you have established a Fund account, you may purchase Shares for such account or open additional accounts at any time. The Fund reserves the right to suspend the offering of Shares for a period of time and to reject any specific purchase order, including exchange purchases, for any reason. If you have any questions, please call 1-800-29JANUS (1-800-295-2687).

MINIMUM INVESTMENT

   The minimum investment for the Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into shares of another Janus Fund, with a lower investment minimum or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000.

   SYSTEMATIC PURCHASE PLAN

   You may arrange for periodic investments by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

 10  Janus Institutional Cash Reserves Fund prospectus

NET ASSET VALUE

   The net asset value of the Shares is determined at the close of the regular trading session of the NYSE (normally 4:00 p.m., New York time) each day that both the NYSE and the New York Federal Reserve Bank are open (bank business day). NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

HOW TO EXCHANGE SHARES


   The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' exchange limits and excessive trading policies generally do not apply to the Fund, although the Fund at all times reserves the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding this option, please call Institutional Services at 1-800-29JANUS (1-800-295-2687).


HOW TO SELL SHARES

   PARTIAL OR COMPLETE REDEMPTIONS


   Shares of the Fund may be redeemed on any business day on which the NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund. Redemption proceeds will normally be wired to your predesignated bank account on the day of redemption, or, if that day is a bank holiday, on the next bank business day.


                                                         Shareholder's guide  11

   IN WRITING

   To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

    Via Regular Mail                     Via Express Mail - Overnight Delivery
    Janus                                Janus
    P.O. Box 173375                      151 Detroit Street
    Denver, CO 80217-3375                Denver, CO 80206-4805
    Attn: Institutional Services         Attn: Institutional Services

   The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

   BY TELEPHONE


   Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount will be wired in federal funds to the shareholder's predesignated bank account that day. After this time, the redemption request will be processed as of that day's NAV and will include that day's dividends, but generally will not be wired until the next bank business day. The Fund reserves the right to require redemption requests prior to this time on days when the bond market or NYSE close early. There is no fee for redemptions by wire. However, your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.


   BY THE FUND

   Your account may be terminated by the Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Fund. In the case of insufficient account size, the Fund will notify you that you have 30 days to increase your account to the minimum required before redeeming your account.

   SYSTEMATIC WITHDRAWAL PLAN

   You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days

 12 Janus Institutional Cash Reserves Fund prospectus you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.


PORTFOLIO HOLDINGS DISCLOSURE POLICY



   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The Funds' full portfolio holdings can be found on www.janus.com in Fund Details under the Holdings & Details tab.



   In addition, the Fund's top portfolio holdings in order of position size and as a percentage of the total portfolio, are available quarterly, with a 15-day lag, on www.janus.com. The Fund discloses its top ten portfolio holdings. Industry, sector and regional breakdowns for the Fund are available quarterly, with a 15-day lag. The Fund's top portfolio holdings as well as the industry, sector and regional breakdowns are posted within approximately two business days after quarter end and will remain available until the following quarter's information is posted.



   Specific portfolio level attribution analysis for all Funds shall be made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.


   Details of the Fund's portfolio holdings policies and procedures, which includes a discussion of any exceptions, are contained in the Fund's SAI.

   AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

   Complete schedules of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters are filed with the SEC within 60 days of such quarters on Form N-Q. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-1068 (toll free). Complete schedules of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters are contained in the Fund's semiannual and annual reports which are filed with the SEC within 60 days of the end of such quarters. The semiannual reports are filed on Form type N-CSRS and the annual reports are filed on Form type N-CSR. Shareholder reports containing

                                                         Shareholder's guide  13
   such portfolio holdings are available to shareholders through their financial intermediary or plan sponsor and are also available at www.janus.com.


SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

   PORTFOLIO INFORMATION

   You may call 1-800-29JANUS (1-800-295-2687) by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

   TELEPHONE INSTRUCTIONS

   You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

   ACCOUNT ADDRESS AND NAME CHANGES


   To change the address on your account, you may call 1-800-29JANUS (1-800-295-2687) or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Fund with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS (1-800-295-2687) for additional information.



   To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS (1-800-295-2687) for additional information.


   STATEMENTS AND REPORTS

   Each shareholder will receive daily confirmations of purchases and redemptions made in the Fund. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month. The Fund reserves the right to charge a fee for additional account statement requests.

   The Fund produces financial reports that include a complete list of the Fund's portfolio holdings semiannually, and updates its prospectus annually. If you invest through a financial intermediary, the financial intermediary is responsible

 14 Janus Institutional Cash Reserves Fund prospectus for providing the Fund's reports. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends October 31.

   Unless instructed otherwise, the Fund will mail only one report or prospectus to your household, even if more than one person in your household has a Fund account. This process is known as "householding," which reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call 1-800-29JANUS (1-800-295-2687) or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

   TEMPORARY SUSPENSION OF SERVICES

   The Fund or its agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Fund or its agents materially hampers the provision of such services.

   TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

   You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers.

                                                         Shareholder's guide  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

   Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

   From its own assets, Janus Capital or its affiliates may make payments based on current assets to selected brokerage firms or other institutions or financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that performed services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates. Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund. In addition, Janus Capital or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or other means in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. The receipt (or prospect of receiving) payments described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. These payment arrangements will not, however, change the price an investor pays for shares or the amount that a Janus fund receives to invest on behalf of the investor. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Fund.

MANAGEMENT EXPENSES

   Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of the Fund. However, Janus Capital has

 16 Janus Institutional Cash Reserves Fund prospectus agreed to reduce its fee and accordingly, the advisory fee of the Fund will be calculated at the annual rate of 0.10% of the Fund's average daily net assets. Janus Capital has agreed to continue such reduction until at least March 1, 2006. You will be notified of any change in this limit. For the most recent fiscal year, the Fund paid Janus Capital a management fee of 0.10% of its average daily net assets.

   The Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate financial intermediaries for providing administrative services to their customers who invest in the Fund. The types of services that the financial intermediaries would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Fund would have to perform if they were dealing directly with the beneficial owners, rather than the financial intermediaries, as shareholders of record.

   Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law. In the event depository institutions were prohibited from acting in the administrative capacities described above, the Trustees will consider appropriate changes in the services.

                                                      Management of the Fund  17

INVESTMENT PERSONNEL


PORTFOLIO MANAGERS

SHARON S. PICHLER
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus
     Institutional Cash Reserves Fund, which she has managed since inception. She is also Portfolio Manager of other Janus accounts. Ms. Pichler holds a Bachelor of Arts degree in Economics from Michigan State University and a Master's degree in Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.

J. ERIC THORDERSON
--------------------------------------------------------------------------------
     is Executive Vice President and Co-Portfolio Manager of Janus
     Institutional Cash Reserves Fund, which he has managed since February
     2004. He is also Portfolio Manager of other Janus accounts. Mr.
     Thorderson joined Janus Capital in May 1996 as a money market analyst.
     He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson has earned the right to use the Chartered Financial Analyst designation.

 18  Janus Institutional Cash Reserves Fund prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

   PENDING LEGAL MATTERS


   In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds.



   Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into Janus Capital's mutual fund trading practices. On August 18, 2004, Janus Capital announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into Janus Capital's frequent trading arrangements.



   A number of civil lawsuits have also been brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.





   The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class, (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five


                                                           Other information  19
   complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, INTECH, Bay Isle, Perkins Wolf, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



   One action (alleging failure to adequately implement fair value pricing) was remanded to state court in Madison County, Illinois and is not currently subject to the federal transfer procedures. Janus Capital has appealed this decision to the Seventh Circuit Court of Appeals.



   In addition to the "market timing" actions described above, two civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.



   A lawsuit has also been filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence. A similar complaint was filed against Janus Capital in the U.S. District Court for the District of Massachusetts asserting similar claims against Janus Capital in its capacity as sub-adviser to a non-Janus mutual fund.



   Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.


   DISTRIBUTION OF THE FUND

   The Fund is distributed by Janus Distributors LLC, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

 20  Janus Institutional Cash Reserves Fund prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


   Shares purchased by wire on a day on which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase is effected prior to 3:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for purchase orders from you to your financial intermediary.



   Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 3:00 p.m. will be processed on that day and will receive that day's dividend, but will not be wired until the following bank business day. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.


   The Fund reserves the right to require purchase and redemption requests prior to these times on days when the bond market or NYSE close early.

   Fund distributions are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be made available to shareholders for tax purposes on or before January 31st of each year. Because the Fund is a money market fund, it does not anticipate making significant capital gains distributions.

   Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders should consult their own tax adviser regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Fund.

   The Fund intends to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that the Fund will be required to pay any federal income or excise taxes. The SAI further explains the Fund's tax status.

                                                     Distributions and taxes  21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The financial highlights table is intended to help you understand the Fund's financial performance through October 31st of each fiscal year or period shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund share.


   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Fund, (assuming the reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.



JANUS INSTITUTIONAL CASH RESERVES FUND
----------------------------------------------------------------------------------------------
                                                                   Years or Period ended
                                                                         October 31
                                                               2004        2003        2002(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00       $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01        0.01         0.01
 Net gain/(loss) on securities (both realized and
   unrealized)                                                    --(2)       --(2)        --(2)
 Total from investment operations                               0.01        0.01         0.01
 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                       (0.01)      (0.01)       (0.01)
 Distributions (from capital gains)                               --(2)       --(2)        --(2)
 Total distributions                                          (0.01)      (0.01)       (0.01)
 NET ASSET VALUE, END OF PERIOD                                $1.00       $1.00        $1.00
 Total return(3)                                               1.20%       1.27%        0.87%
 Net assets, end of period (in millions)                      $1,873      $2,796       $1,792
 Average net assets for the period (in millions)              $2,216      $2,495       $1,262
 Ratio of expenses to average net assets(4)(5)                 0.18%       0.18%        0.18%
 Ratio of net investment income/(loss) to average net
   assets(5)                                                   1.18%       1.24%        1.86%
----------------------------------------------------------------------------------------------



(1) Period May 15, 2002 (inception) through October 31, 2002.

(2) Net gain/(loss) on securities (both realized and unrealized) and Distributions (from capital gains) aggregated less than a $0.01 on a per share basis for the fiscal year ended.
(3) Total return not annualized for periods of less than one full year.

(4) The ratio was 0.35% in 2004, 0.35% in 2003, and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

(5) Annualized for periods of less than one full year.

 22  Janus Institutional Cash Reserves Fund prospectus

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                  You can make inquiries and request other
                  information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge by contacting Janus at 1-800-29JANUS (1-800-295-2687). The Fund's
                  Statement of Additional Information and most recent Annual and Semiannual Reports are also available on www.janus.com. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell shares of the Fund.


                  The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on
                  the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                     [JANUS LOGO]

                                  www.janus.com


                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-29JANUS

            The Trust's Investment Company Act File No. is 811-1879.

February 25, 2005


GROWTH

 Janus Fund
 Janus Enterprise Fund
 Janus Mercury Fund
 Janus Olympus Fund
 Janus Orion Fund

 Janus Triton Fund

 Janus Twenty Fund*
 Janus Venture Fund*


SPECIALTY GROWTH

 Janus Global Life Sciences Fund
 Janus Global Technology Fund


CORE

 Janus Balanced Fund
 Janus Contrarian Fund
   (formerly named Janus
   Special Equity Fund)
 Janus Core Equity Fund
 Janus Growth and Income Fund
 Janus Research Fund


RISK-MANAGED

 Janus Risk-Managed Stock Fund


VALUE

 Janus Mid Cap Value Fund -
   Investor Shares
 Janus Mid Cap Value Fund -
   Institutional Shares*
 Janus Small Cap Value Fund -
   Investor Shares*
 Janus Small Cap Value Fund -
   Institutional Shares*

INTERNATIONAL & GLOBAL
 Janus Global Opportunities Fund
 Janus Overseas Fund
 Janus Worldwide Fund


INCOME

 Janus Flexible Income Fund
 Janus High-Yield Fund
 Janus Short-Term Bond Fund
 Janus Federal Tax-Exempt Fund

                         JANUS EQUITY AND INCOME FUNDS
                      Statement of Additional Information

     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. The name change from Janus Special Equity Fund to Janus Contrarian Fund was effective September 30, 2004.


     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 25, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.


     * These Funds/Classes are closed to new investors. However, current investors may continue to invest in the Funds and/or may open new Fund accounts. The Funds may resume sales of their shares to new investors at some future date, but they have no present intention to do so. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. See the "Shareholder's Manual" or "Shareholder's Guide" section of the Funds' Prospectuses for more details.
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TABLE OF CONTENTS
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
       Classification, Investment Policies and Restrictions, and
          Investment Strategies and Risks.......................    2
       Investment Adviser and Subadvisers.......................   39
       Custodian, Transfer Agent and Certain Affiliations.......   60
       Portfolio Transactions and Brokerage.....................   62
       Trustees and Officers....................................   73
       Purchase of Shares.......................................   87
          Net Asset Value Determination.........................   87
          Reinvestment of Dividends and Distributions...........   88
       Redemption of Shares.....................................   90
       Shareholder Accounts.....................................   91
          Online and Telephone Transactions.....................   91
          Systematic Redemptions................................   91
       Tax-Deferred Accounts....................................   92
       Income Dividends, Capital Gains Distributions and Tax
          Status................................................   93
       Principal Shareholders...................................   95
       Miscellaneous Information................................   99
          Shares of the Trust...................................   99
          Shareholder Meetings..................................   99
          Voting Rights.........................................  100
          Master/Feeder Option..................................  100
          Independent Registered Public Accounting Firm.........  101
          Registration Statement................................  101
       Financial Statements.....................................  102
       Appendix A...............................................  103
          Explanation of rating categories......................  103


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CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

JANUS INVESTMENT FUND


   This Statement of Additional Information includes information about 25 series of the Trust.



   EQUITY FUNDS. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund are referred to collectively in this SAI as the "Equity Funds."


   INCOME FUNDS. Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are referred to collectively in this SAI as the "Income Funds."

CLASSIFICATION


   Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Orion Fund, Janus Twenty Fund, Janus Global Technology Fund, Janus Contrarian Fund and Janus Global Opportunities Fund are classified as nondiversified. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund are classified as diversified funds.


SUBADVISERS

   FUND SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Janus Risk-Managed Stock Fund.

   FUNDS SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means

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


   approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or that class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.



   (1) With respect to 75% of its total assets, Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Triton Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   Each Fund may not:

   (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). This policy does not apply to Janus Global Life Sciences Fund. This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

   (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

   (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps,

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

   forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

   (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

   The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

   (a) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

   (b) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

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

   (c) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

   (d) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (e) The Funds may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.


   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

   JANUS GLOBAL LIFE SCIENCES FUND. As a fundamental policy, Janus Global Life Sciences Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The Fund does not have a policy to concentrate in any industry other than those listed above.

   JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund will normally be invested in fixed-income senior securities.

   JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


   JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, this Fund expects to maintain an average weighted effective maturity of three years or less. The investment personnel may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.


   JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

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

INVESTMENT STRATEGIES AND RISKS

Cash Position


   As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign denominated commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities".)


   Janus Risk-Managed Stock Fund, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Fund may use futures and options contracts and may invest in exchange traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when INTECH believes market, economic or political conditions warrant a temporary defensive position.

Illiquid Investments


   Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if


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

   traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933.


   If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.



   Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.


Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent; however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained

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

   from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities


   Unless otherwise limited by its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:



   CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, due to the overall impact of exposure to the issuer's local currency.


   POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

   REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.


   MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.


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

   TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


   EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund, may invest an unlimited amount of their assets in companies from "developing countries" or "emerging markets." Janus Orion Fund and Janus Contrarian Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities.


Short Sales

   Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

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


   The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked-to-market daily. A Fund will engage in naked short sales when its investment personnel anticipate that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. If a naked short sale is not successful, the Funds' losses are potentially unlimited in cases where the Fund is unable to close out its short position.


Zero Coupon, Step Coupon and Pay-In-Kind Securities

   Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Janus Flexible Income Fund and Janus High-Yield Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

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

   Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

   The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae

   Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

   Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

   Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.


   Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The investment personnel will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

   Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

   The Funds also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or

   (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

   Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Depositary Receipts

   The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Flexible Income Fund and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

   The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-

   Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

   The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

   Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

   VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified times prior to maturity.


   In order to most effectively use these investments, the investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.


   STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker-dealer or bank to repurchase a security held by that Fund at a specified price.

   TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

   INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

   STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

   The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Repurchase and Reverse Repurchase Agreements

   In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

   A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

   Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB+ or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest 35% or more of its net assets in such bonds, and Janus Contrarian Fund, Janus Core Equity Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund will, under normal circumstances, limit their investment in such bonds to less than 20% of their net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


   Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


   The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


   Please refer to the "Explanation of Rating Categories" section of this Statement of Additional Information for a description of bond rating categories.

Defaulted Securities


   A Fund may hold defaulted securities if its investment personnel believe, based upon their analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:


   FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.


   DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

   OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

   FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

   The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National

   Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

   Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

   The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

   If a Fund owns bonds and the investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, the investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.



   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the investment personnel still may not result in a successful use of futures.



   Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the investment personnel's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

   The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

   Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

   Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

   OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

   The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

   FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

   The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").



   These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.


   The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

   While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

   OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

   Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

   The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

   The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

   OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.


   The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its investment personnel believe that writing the option would achieve the desired hedge.


   The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

   A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

   An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

   A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

   The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

   A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

   A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

   The Funds may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

   EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

   SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

   A Fund may enter into credit default swap agreements for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

   A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

   ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

   A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict that Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end.

   All of the Funds' portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Fund (except that certain funds publish the top five portfolio holdings) are published quarterly, with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Funds' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.



   Specific portfolio level attribution analysis for the Funds is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.



   Third parties which provide services to the Funds, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Funds' insurers, computer systems service providers, the Funds' custodians, accountants/auditors and executing brokers may receive or have access to nonpublic Fund portfolio holdings information. Such parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality. Other recipients of nonpublic portfolio holdings information include fund rating organizations (Moody's Investors Service, Inc.).



   Nonpublic portfolio holdings information may be disclosed to other third parties provided that a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that the Funds have a legitimate business purpose and that disclosure is in the Funds' best interests and the recipient executes an appropriate confidentiality agreement. Examples include unique circumstances such as redemptions in kind, merger transactions and lending transactions. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with the policies and procedures. The Chief Compliance Officer shall report to the Funds' Trustees regarding material compliance matters with respect to the policies and procedures. Janus Capital and certain of its personnel have access to the Funds' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services. No Fund or affiliated entity shall receive compensation or other consideration by virtue of disclosure of a Fund's portfolio holdings.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

   As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties for certain Funds to INTECH or Perkins pursuant to Subadvisory Agreements between Janus Capital and each Subadviser.



   Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that were instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.



   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.



   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds.


   The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not interested persons of Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


   The Funds pay a monthly management fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund and calculated at the annual rate as shown below for each Fund.

   The following table reflects the Funds' management fee rates. Effective July 1, 2004, Janus Capital reduced the annual rate of certain Funds' management fees, as set forth in such Fund's Investment Advisory Agreement with Janus Capital and as shown below.



                                                            Management Fees
                                Average Daily Net       Before           After
Fund Name                         Assets of Fund     Reduction (%)   Reduction (%)
----------------------------------------------------------------------------------
GROWTH
  Janus Fund                    All Asset Levels         0.65            0.64
  Janus Enterprise Fund         All Asset Levels         0.65            0.64
  Janus Mercury Fund            All Asset Levels         0.65            0.64
  Janus Olympus Fund            All Asset Levels         0.65            0.64
  Janus Orion Fund              All Asset Levels         0.65            0.64
  Janus Triton Fund(1)          All Asset Levels          N/A            0.64
  Janus Twenty Fund             All Asset Levels         0.65            0.64
  Janus Venture Fund            All Asset Levels         0.65            0.64
SPECIALTY GROWTH
  Janus Global Life Sciences
    Fund                        All Asset Levels         0.65            0.64
  Janus Global Technology Fund  All Asset Levels         0.65            0.64
CORE
  Janus Balanced Fund           All Asset Levels         0.65            0.55
  Janus Contrarian Fund(2)      All Asset Levels         0.65            0.64
  Janus Core Equity Fund        All Asset Levels         0.65            0.60
  Janus Growth and Income Fund  All Asset Levels         0.65            0.62
  Janus Research Fund(1)        All Asset Levels          N/A            0.64
RISK-MANAGED
  Janus Risk-Managed Stock
    Fund                        All Asset Levels         0.65            0.50
VALUE
  Janus Mid Cap Value Fund(3)   All Asset Levels         0.65            0.64
  Janus Small Cap Value
    Fund(3)                     All Asset Levels         0.75            0.72
INTERNATIONAL & GLOBAL
  Janus Global Opportunities
    Fund                        All Asset Levels         0.65            0.64
  Janus Overseas Fund           All Asset Levels         0.65            0.64
  Janus Worldwide Fund          All Asset Levels         0.65            0.60
INCOME
  Janus Flexible Income Fund    First $300 Million       0.65            0.58
                                Over $300 Million        0.55            0.48
  Janus High-Yield Fund         First $300 Million       0.75            0.65
                                Over $300 Million        0.65            0.55
  Janus Short-Term Bond Fund    First $300 Million       0.65            0.64
                                Over $300 Million        0.55            0.54
  Janus Federal Tax-Exempt
    Fund                        First $300 Million       0.60            0.50
                                Over $300 Million        0.55            0.45



(1) The Fund commenced operations on February 25, 2005.


(2) Formerly named Janus Special Equity Fund.


(3) 50% of the management fee (less any fee waivers or expense reimbursements) is payable directly by the Fund to Perkins, the Fund's subadviser.

   Janus Capital agreed by contract to waive the advisory fee payable by certain Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rate as shown below. Janus Capital has agreed to continue such waivers until at least March 1, 2006.



                                  Expense Limit    Expense Limit
                                  Percentage (%)   Percentage (%)
                                      Before           As of
Fund Name                          July 1, 2004     July 1, 2004
-----------------------------------------------------------------
Janus Triton Fund(1)                    N/A             1.25
Janus Research Fund(1)                  N/A             1.25
Janus Flexible Income Fund(2)          1.00             0.93
Janus High-Yield Fund(2)               1.00             0.90
Janus Short-Term Bond Fund(2)          0.65             0.64
Janus Federal Tax-Exempt
  Fund(2)                              0.65             0.55



(1) The Fund commenced operations on February 25, 2005.


(2) Effective July 1, 2004, Janus Capital reduced the expense limit percentage as indicated.



   The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods indicated. The information below is for fiscal years or periods ended October 31. This information is not available for Janus Triton Fund and Janus Research Fund because the Funds had not commenced operations as of October 31, 2004. The information presented in the table below reflects the management fees in effect during each of the fiscal years or periods shown.



                                      2004                               2003                                2002
                         ------------------------------       --------------------------       --------------------------------
Fund Name                Advisory Fees         Waiver         Advisory Fees     Waiver         Advisory Fees          Waiver
-------------------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                $99,852,014               --        $105,343,428           --        $140,731,864               --
Janus Enterprise Fund     $11,614,927               --        $ 11,320,918           --        $ 16,364,733               --
Janus Mercury Fund        $32,392,574               --        $ 33,066,871           --        $ 44,093,841               --
Janus Olympus Fund        $16,663,966               --        $ 15,461,581           --        $ 18,734,880               --
Janus Orion Fund          $ 3,494,094               --        $  2,802,306           --        $  3,655,968               --
Janus Twenty Fund         $60,268,045               --        $ 63,331,924           --        $ 81,444,058               --
Janus Venture Fund        $ 8,770,064               --        $  6,423,011           --        $  6,452,941               --

                                      2004                               2003                                2002
                         ------------------------------       --------------------------       --------------------------------
Fund Name                Advisory Fees         Waiver         Advisory Fees     Waiver         Advisory Fees          Waiver
-------------------------------------------------------------------------------------------------------------------------------
SPECIALTY GROWTH
Janus Global Life
 Sciences Fund            $ 8,332,957               --        $  8,424,615           --        $ 12,530,270               --
Janus Global Technology
 Fund                     $ 9,581,054               --        $  8,661,205           --        $ 12,389,903               --
CORE
Janus Balanced Fund       $20,059,059               --        $ 26,024,299           --        $ 27,804,934               --
Janus Contrarian
 Fund(1)                  $16,155,221               --        $ 12,107,699           --        $ 11,754,829               --
Janus Core Equity Fund    $ 4,146,417               --        $  4,602,152           --        $  5,209,422               --
Janus Growth and Income
 Fund                     $35,671,875               --        $ 37,147,147           --        $ 42,102,922               --
RISK-MANAGED
Janus Risk-Managed
 Stock Fund               $   763,771        $  488,229       $    223,037(2) $  223,037(2)             N/A               N/A
VALUE
Janus Mid Cap Value
 Fund                     $16,992,386        $  500,763       $  9,406,097(3)        --        $  4,360,000(4)            --
Janus Small Cap Value
 Fund                     $22,982,646        $2,659,228       $ 23,728,560(5)        --        $ 25,688,000(6)     $  374,000(7)
INTERNATIONAL & GLOBAL
Janus Global
 Opportunities Fund       $ 1,131,557               --        $    864,076           --        $  1,010,174               --
Janus Overseas Fund       $16,156,904               --        $ 18,835,257           --        $ 28,898,116               --
Janus Worldwide Fund      $58,977,220               --        $ 78,796,638           --        $118,118,802               --
INCOME
Janus Flexible Income
 Fund                     $ 7,113,293               --        $  9,825,976           --        $  7,708,800               --
Janus High-Yield Fund     $ 3,912,620               --        $  5,774,135           --        $  3,488,404               --
Janus Short-Term Bond
 Fund                     $ 1,926,252        $1,061,867       $  2,811,827    $1,192,047       $  3,048,940        $1,117,312
Janus Federal
 Tax-Exempt Fund          $   863,282        $  553,328       $  1,372,560    $  576,408       $    888,417        $  386,969


(1) Formerly named Janus Special Equity Fund.
(2) February 28, 2003 (inception) to October 31, 2003.
(3) $4,224,022 of the Advisory Fees for Janus Mid Cap Value Fund were paid to Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003, with the remaining $5,182,075 being paid to Janus Capital for the period April 21, 2003 to October 31, 2003.
(4) Advisory Fees paid to Berger Financial Group LLC, the Fund's former adviser, for the period ended September 30 (the Fund's former fiscal year end).
(5) $11,538,890 of the Advisory Fees for Janus Small Cap Value Fund were paid to Berger Financial Group LLC, the Fund's former adviser, for the period October 1, 2002 to April 20, 2003, with the remaining $12,189,670 being paid to Janus Capital for the period April 21, 2003 to October 31, 2003.

(6) Advisory Fees paid to Berger Financial Group LLC, the Fund's former adviser, for the period ended September 30 (the Fund's former fiscal year end).
(7) For the Investor Shares class only, Berger Financial Group LLC, the Fund's former adviser, waived a portion of the 12b-1 fee by the amount such fee was not used in connection with the distribution or servicing of the Investor Shares of the Fund during any period in which the Fund remained closed to new investors. The waiver shown reflects an amount as if the waiver had been in effect for the previous fiscal year.


   Janus Services LLC ("Janus Services") receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.05% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.



   The following table summarizes the administration fees paid by certain Funds for the fiscal period ended October 31:



                                         2004                  2003
  Fund Name:                      Administration Fee:   Administration Fee:
  -------------------------------------------------------------------------
  Janus Risk-Managed Stock Fund       $   64,759             $ 17,157
  Janus Mid Cap Value Fund            $1,319,999             $377,156
  Janus Small Cap Value Fund          $1,558,406             $763,715



   Each Fund's Advisory Agreement is dated July 1, 2004, and will continue in effect until July 1, 2005, except Janus Triton Fund's and Janus Research Fund's Advisory Agreements, which are dated December 2, 2004 and will continue in effect until July 1, 2006, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

SUBADVISERS

   Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

Enhanced Investment Technologies, LLC

   Janus Capital has entered into a subadvisory agreement with Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida, 33410, on behalf of Janus Risk-Managed Stock Fund.

   INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, an offshore investment fund, and other institutional accounts. Janus Capital owns approximately 77.5% of the outstanding voting shares of INTECH.

   Under the Subadvisory Agreement between Janus Capital and INTECH, INTECH is responsible for day-to-day investment operations of Janus Risk-Managed Stock Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objective, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Fund; and
   (iv) maintain all books and records required under federal securities law relating to the day-to-day portfolio management of the Funds. The Subadvisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement and except to the extent otherwise provided by law.

   The Subadvisory Agreement will continue in effect until July 1, 2005, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Independent Trustees of the Fund. The Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

   Janus Capital has entered into subadvisory agreements with Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois, 60604, on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

   Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and conditions; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational and investment data and reports.

   Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

   Under the Subadvisory Agreements between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Subadvisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreements and except to the extent otherwise provided by law.

   Under the Subadvisory Agreement, Janus Mid Cap Value Fund and Janus Small Cap Value Fund each pay Perkins a fee equal to 50% of the advisory fee Janus Capital receives from each Fund (calculated after any fee waivers and expense reimbursements).

   The Subadvisory Agreements with Perkins will continue in effect until July 1, 2005, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the

   Independent Trustees of the Funds. The Subadvisory Agreements are subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of Janus Mid Cap Value Fund's or Janus Small Cap Value Fund's respective Investment Advisory Agreement. Perkins may not terminate the Subadvisory Agreements without cause prior to May 1, 2005, and then only upon three years' notice.


   Janus Capital and Perkins have also entered into a Relationship Agreement, which sets forth a framework of mutual cooperation between the parties with respect to the developing, marketing and servicing of products. Among other things, Janus Capital agrees that it will not terminate or recommend to the Trustees that they terminate the Subadvisory Agreements with Perkins, except for cause, as long as the Relationship Agreement is in effect. Among other things, Perkins agrees to provide Janus Capital with exclusive rights to certain value investment products and limit its ability to terminate the Subadvisory Agreement without cause. Accordingly, both Janus Capital and Perkins have financial incentives to maintain the relationship between the parties.

   Under each Subadvisory Agreement, the respective subadviser is compensated according to the following schedule:

    Fund                                                          Subadviser   Annual Rate
    --------------------------------------------------------------------------------------
    Janus Risk-Managed Stock Fund                                   INTECH        0.26%
    Janus Mid Cap Value Fund                                       Perkins        0.32%
    Janus Small Cap Value Fund                                     Perkins        0.36%

   Janus Risk-Managed Stock Fund pays no fees directly to INTECH, Janus Capital pays these subadvisory fees out of its advisory fees.


   During the fiscal year ended October 31, 2004, Janus Mid Cap Value Fund and Janus Small Cap Value Fund paid subadvisory fees to Perkins in the amount of $8,505,679 and $11,491,322, respectively.


APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Funds' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:


   - the investment objective and strategy of each Fund;


   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading and administrative services to the Funds), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Funds;

   - the historical investment performance of each Fund and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Fund's performance;

   - the structure and rate of advisory fees payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Fund and of comparable funds managed by other advisers;

   - compensation payable by the Funds to affiliates of Janus Capital for other services;


   - the methodology used by Janus Capital in determining the compensation payable to the investment personnel and the competition for investment management talent;


   - Janus Capital's agreement to discontinue the use of the Funds' portfolio brokerage transactions to obtain research through brokers from third parties;

   - changes in the level of assets in the Funds and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Funds.


   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the investment personnel for each Fund, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.

   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreement is consistent with the best interests of the Funds and their shareholders.

APPROVAL OF SUBADVISORY AGREEMENTS

   The continuation of the subadvised Funds' Subadvisory Agreements were unanimously approved by the vote of the Trustees cast in person at a meeting held July 15, 2004. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including:


   - information regarding the subadvisers and their personnel and investment processes;


   - the terms of the Subadvisory Agreements;

   - the scope and quality of services that the subadvisers provide to the Funds;


   - the historical investment performance of accounts managed by INTECH and Perkins;


   - the rate of fees paid to the subadvisers by Janus Capital and by other client accounts managed by the subadvisers; and

   - the procedures followed by the subadvisers with respect to portfolio brokerage and trade allocations.

   In addition, the Independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the Subadvisory Agreements and concluded that the compensation under the Subadvisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



   With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, Perkins accounts will participate in an IPO if the investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the investment personnel intend to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating clients whose assets are managed by the investment personnel will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where the investment personnel want to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.



   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

   INTECH, the subadviser for Janus Risk-Managed Stock Fund, generates regular daily trades for all of its clients, including Janus Risk-Managed Stock Fund, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer or his designee. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   Perkins, the subadviser for Janus Mid Cap Value Fund and Janus Small Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


   Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



   Janus Capital, INTECH and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund shareholders; and (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.


   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors and the Funds, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities (including non-money market Janus funds) not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

   Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, individuals are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the Funds and to avoid serving their own personal interests ahead of the Funds and their shareholders.

PROXY VOTING POLICIES AND PROCEDURES


   Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Copies of Janus Capital's or the applicable subadviser's complete policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES

   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.


   EXECUTIVE COMPENSATION ISSUES

   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.


   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers.

   Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

Enhanced Investment Technologies, LLC
Proxy Voting Procedures

   The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all mutual funds advised by INTECH, for which INTECH has responsibility for voting proxies and the keeping of records relating to proxy voting.

   GENERAL POLICY. INTECH takes seriously its responsibilities in the voting of proxies for those clients who have delegated the voting responsibility to INTECH. However, in INTECH's investment process, buy and sell decisions are determined solely by a mathematical formula that selects optimal holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS"), an independent Proxy Voting Service, to vote all proxies on behalf of client accounts in accordance with its recommendations (the "ISS Recommendations").


   DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Investment Accounting Group of Janus Capital to provide the administration for its proxy voting.



   JANUS INVESTMENT ACCOUNTING GROUP. The Janus Investment Accounting Group works with the Proxy Voting Service and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.


   VOTING AND USE OF PROXY VOTING SERVICE. ISS assists in the voting of proxies for INTECH's clients, including Janus Risk-Managed Stock Fund. ISS is responsible for coordinating with the mutual funds' custodians to ensure that all proxy materials received by the custodians relating to securities held by the mutual funds are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS Recommendations.


   CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

   - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.


   - The Janus Investment Accounting Group is not authorized to override any ISS Recommendation.



   - Without limiting the foregoing, the Janus Investment Accounting Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.


   - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Operating Officer.

   - All mutual funds are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of the mutual funds which includes, among other things, affiliates of the mutual funds. The trading system is designed to prohibit transactions in all securities on the Restricted List.

   In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Operating Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendations.

   REPORTING AND RECORD RETENTION. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

   REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds


   Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).


   PROXY VOTING PROCEDURES

   Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that influence how Perkins portfolio managers vote proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on all major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines, however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Proxy

   Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the more significant Perkins Wolf Guidelines.

   BOARD OF DIRECTORS ISSUES
   Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES

   Perkins will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.


   EXECUTIVE COMPENSATION ISSUES

   Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Perkins will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Perkins will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).


   GENERAL CORPORATE ISSUES

   Perkins will generally oppose proposals regarding supermajority voting rights. Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.


   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of
 58
   a company. Perkins Wolf will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

   Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds.


   For transfer agency and other services, Janus Services receives an asset-weighted average annual fee based on the proportion of each Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. Janus Services also receives $4 per open shareholder account in each Fund, except Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund-Institutional Shares, and Janus Small Cap Value Fund. In addition, the Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.


   For Janus Mid Cap Value Fund and Janus Small Cap Value Fund, due to the differences in the shareholder bases of Investor Shares and Institutional Shares, the transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class. By written agreement, Janus Services has agreed until March 1, 2006 to waive the transfer agency fees payable by the Institutional Shares of Janus Mid Cap Value Fund and Janus Small Cap Value Fund so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund.


   Transfer Agency fees paid on behalf of Janus Mid Cap Value Fund and Janus Small Cap Value Fund for the fiscal period ended October 31, 2004, are summarized below.

                                                                         Transfer Agency Waiver
Fund Name                                         Transfer Agency Fees   (Institutional Shares)
-----------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund                               $5,497,582              $  500,763
Janus Small Cap Value Fund                             $5,981,164              $2,659,228


   DST provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings in DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. As of June 16, 2004, JCGI sold its remaining shares of common stock of DST. As a result, JCGI does not own any shares of DST common stock.


   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Janus Capital places all portfolio transactions of the Funds, except for the Janus Risk-Managed Stock Fund. With respect to Janus Risk-Managed Stock Fund, INTECH places portfolio transactions using its proprietary trade system software. With respect to the Janus Mid Cap Value Fund - Investor Shares, Janus Mid Cap Value Fund - Institutional Shares, Janus Small Cap Value
   Fund - Investor Shares, and Janus Small Cap Value Fund - Institutional Shares, Janus Capital places portfolio transactions solely upon Perkins' direction.


   Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net price under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital and Perkins may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; and other research products and services that assist Janus Capital or Perkins, as applicable, in carrying out their responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

   For the fiscal year or period ended October 31, 2004, the total brokerage commissions paid by the Funds then in existence to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:




Fund Name                                                     Commissions     Transactions
-------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                                    $2,138,142     $1,875,729,875
Janus Enterprise Fund                                         $  202,350     $  142,694,710
Janus Mercury Fund                                            $  807,160     $  693,727,345
Janus Olympus Fund                                            $  844,478     $  634,041,440
Janus Orion Fund                                              $   34,799     $   24,419,191
Janus Twenty Fund                                             $1,027,584     $1,136,062,830
Janus Venture Fund                                            $  330,864     $  117,303,553
SPECIALTY GROWTH
Janus Global Life Sciences Fund                               $  223,375     $  191,382,036
Janus Global Technology Fund                                  $  213,367     $   83,504,772
CORE
Janus Balanced Fund                                           $  405,946     $  374,068,254
Janus Contrarian Fund(1)                                      $  436,517     $  229,604,439
Janus Core Equity Fund                                        $  139,081     $  135,956,038
Janus Growth and Income Fund                                  $1,095,038     $  813,435,492
VALUE
Janus Mid Cap Value Fund                                      $2,076,630     $1,044,313,648
Janus Small Cap Value Fund                                    $1,920,381     $  863,824,499
INTERNATIONAL & GLOBAL
Janus Global Opportunities Fund                               $   28,123     $   14,961,050
Janus Overseas Fund                                           $   79,338     $   67,162,304
Janus Worldwide Fund                                          $2,342,625     $1,993,822,571


(1)  Formerly named Janus Special Equity Fund
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.


   Janus Capital and Perkins do not guarantee any broker the placement of a pre-determined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services earned from equity trades may be used for fixed-income or other clients that normally do not pay brokerage commissions. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transaction to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Janus Mid Cap Value Fund and Janus Small Cap Value Fund.

   Janus Capital and Perkins may also use step-out transactions in order to receive research products and services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would help achieve best execution.

   INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

   INTECH does not consider research services in selecting brokers. For the Janus Risk-Managed Stock Fund, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

   The following table lists the total amount of brokerage commissions paid by each Fund then in existence for the fiscal years or periods ending on October 31st of each year shown.




Fund Name                                            2004           2003            2002
---------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                        $10,899,367    $11,107,484    $18,596,729
Janus Enterprise Fund                             $ 1,349,388    $ 1,713,305    $ 4,653,144
Janus Mercury Fund                                $ 6,141,944    $ 8,890,662    $19,047,366
Janus Olympus Fund                                $ 5,165,131    $ 4,666,433    $ 5,981,556
Janus Orion Fund                                  $   982,716    $   976,633    $ 3,331,284
Janus Twenty Fund                                 $ 3,518,479    $ 8,737,644    $10,935,992
Janus Venture Fund                                $ 2,460,168    $ 2,691,820    $ 2,437,447
SPECIALTY GROWTH
Janus Global Life Sciences Fund                   $ 2,414,542    $ 4,491,853    $ 4,154,135
Janus Global Technology Fund                      $ 1,616,996    $ 2,166,710    $ 3,825,584
CORE
Janus Balanced Fund                               $ 2,913,667    $ 4,042,300    $ 4,835,772
Janus Contrarian Fund(1)                          $ 3,242,196    $ 3,836,124    $ 3,989,951
Janus Core Equity Fund                            $   890,152    $ 1,324,629    $ 2,047,624
Janus Growth and Income Fund                      $ 6,087,632    $ 6,078,554    $ 7,050,299
RISK-MANAGED
Janus Risk-Managed Stock Fund                     $   125,130    $    57,905(2)         N/A
VALUE
Janus Mid Cap Value Fund                          $ 8,517,971    $ 3,484,851    $ 3,341,000(3)
Janus Small Cap Value Fund                        $ 6,808,976    $ 5,517,841    $ 6,009,000(4)
INTERNATIONAL & GLOBAL
Janus Global Opportunities Fund                   $   205,663    $   200,420    $   594,487
Janus Overseas Fund                               $ 5,768,783    $12,190,106    $ 9,945,990
Janus Worldwide Fund                              $37,095,464    $41,907,461    $39,922,325
INCOME
Janus Flexible Income Fund                        $     4,166    $     9,408    $    24,993
Janus High-Yield Fund                             $    42,935    $    14,578    $    11,734
Janus Short-Term Bond Fund                        $       --     $       --     $    12,898
Janus Federal Tax-Exempt Fund                     $       --     $     2,504    $       --


(1) Formerly named Janus Special Equity Fund
(2) February 28, 2003 (inception) to October 31, 2003.
(3) Total amount of brokerage commissions paid by Berger Mid Cap Value Fund for the period ended September 30, (the Fund's former fiscal year end).
(4) Total amount of brokerage commissions paid by Berger Small Cap Value Fund for the period ended September 30, (the Fund's former fiscal year end).

   Included in such brokerage commissions are the following amounts paid to DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. DST was an affiliate of JCGI prior to June 16, 2004. The following amounts served to reduce each Fund's out-of-pocket expenses through the use of credits against the charges of DST and its affiliates:




                                            Commission Paid
                                            through DSTS for
                                            the Period Ended    Reduction of     % of Total      % of Total
Fund Name                                   October 31, 2004    Expenses(1)    Commissions(2)   Transactions
-------------------------------------------------------------------------------------------------------------
GROWTH
Janus Mercury Fund                              $22,505           $16,883            2.79%           0.38%
Janus Olympus Fund                              $ 9,169           $ 6,878            1.09%           0.15%
SPECIALTY GROWTH
Janus Global Technology Fund                    $ 6,266           $ 4,701            2.94%           0.31%
CORE
Janus Balanced Fund                             $ 6,000           $ 4,501            1.48%           0.24%
Janus Contrarian Fund(3)                        $ 5,800           $ 4,351            1.33%           0.32%
Janus Growth and Income Fund                    $12,000           $ 9,002            1.10%           0.15%
INTERNATIONAL & GLOBAL
Janus Worldwide Fund                            $33,215           $24,917            1.42%           0.07%


(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(2) Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(3) Formerly named Janus Special Equity Fund
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

                                         Commission Paid                       Commission Paid
                                         through DSTS for      Reduction       through DSTS for      Reduction
                                         the Period Ended          of          the Period Ended          of
Fund Name                                October 31, 2003     Expenses(1)      October 31, 2002     Expenses(1)
----------------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                                   $ 56,202           $ 42,162           $679,325           $509,621
Janus Enterprise Fund                        $  3,844           $  2,884           $379,137           $284,424
Janus Mercury Fund                           $145,246           $108,962           $328,432           $246,385
Janus Olympus Fund                           $ 18,453           $ 13,843           $ 59,306           $ 44,490
Janus Orion Fund                             $  6,000           $  4,501           $ 81,817           $ 61,378
Janus Twenty Fund                            $ 19,206           $ 14,408           $ 43,950           $ 32,971
Janus Venture Fund                                                                 $ 22,730           $ 17,052
SPECIALTY GROWTH
Janus Global Life Sciences Fund              $ 40,200           $ 30,158           $ 38,342           $ 28,764
Janus Global Technology Fund                 $  4,215           $  3,162           $ 37,332           $ 28,006
CORE
Janus Balanced Fund                          $ 64,655           $ 48,503           $202,991           $152,281
Janus Contrarian Fund(2)                     $ 26,526           $ 19,899           $ 58,367           $ 43,786
Janus Core Equity Fund                       $ 13,394           $ 10,048           $ 39,563           $ 29,680
Janus Growth and Income Fund                 $108,981           $ 81,756           $134,835           $101,152
INTERNATIONAL & GLOBAL
Janus Global Opportunities Fund              $    464           $    348                --                 --
Janus Overseas Fund                          $ 13,600           $ 10,203           $ 40,996           $ 30,754
Janus Worldwide Fund                         $143,086           $107,341           $707,313           $530,617


(1) The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(2) Formerly named Janus Special Equity Fund
Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.

   The Funds may also place trades with E*Trade Securities LLC ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Until July 17, 2002, Janus Capital owned, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group was considered an affiliate of Janus Capital for 1940 Act purposes during the period that Janus Capital owned more than 5% of the outstanding securities of E*Trade Group. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade was considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended October 31, 2002. Funds not listed below did not pay any commissions to E*Trade during the relevant period. Information is not shown for the fiscal years ended October 31, 2003 and 2004 because E*Trade was not considered an "affiliate" of the Funds during those periods.

                                                                 Aggregate
                                                                Commissions
                                                              Paid to E*Trade
Fund Name                                                          2002
-----------------------------------------------------------------------------
Janus Fund                                                        $ 3,028
Janus Mercury Fund                                                $   785
Janus Overseas Fund                                               $ 9,147
Janus Worldwide Fund                                              $78,433


   As of October 31, 2004, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                              Name of                         Value of
Fund Name                                  Broker-Dealer                  Securities Owned
--------------------------------------------------------------------------------------------
GROWTH
Janus                           Goldman Sachs Group, Inc.                   $ 19,179,673
                                JPMorgan Chase Letter of Credit                3,103,920
Mercury                         Citigroup, Inc.                             $ 67,297,221
                                Goldman Sachs Group, Inc.                     53,560,040
                                JPMorgan Chase & Co.                         128,343,842
Olympus                         JPMorgan Chase & Co.                        $ 18,341,562
                                JPMorgan Securities, Inc.                     56,200,000
Twenty                          Goldman Sachs Group, Inc.                   $271,675,386

                                              Name of                         Value of
Fund Name                                  Broker-Dealer                  Securities Owned
--------------------------------------------------------------------------------------------
CORE
Balanced                        Citigroup, Inc.                             $ 34,683,673
                                Citigroup, Inc.                               10,694,856
                                Credit Suisse First Boston (USA),              9,445,749
                                 Inc.
                                Goldman Sachs Group, Inc.                     19,850,625
                                JPMorgan Chase & Co.                          56,297,327
                                JPMorgan Chase & Co.                           7,601,410
                                Merrill Lynch & Company, Inc.                 29,200,419
Contrarian                      JPMorgan Chase & Co.                        $ 83,646,199
Core Equity                     Citigroup, Inc.                             $ 12,401,415
                                Goldman Sachs Group, Inc.                      6,309,109
                                JPMorgan Chase & Co.                          22,120,310
                                JPMorgan Securities, Inc.                      9,400,000
                                Merrill Lynch & Company, Inc.                  7,560,500
Growth & Income                 Citigroup, Inc.                             $179,828,947
                                Goldman Sachs Group, Inc.                     46,350,753
                                JPMorgan Chase & Co.                          96,076,365
                                JPMorgan Chase Letter of Credit                  213,410
                                Lehman Brothers Holdings, Inc.                 9,157,434
RISK-MANAGED
Risk-Managed Stock              Citigroup, Inc.                             $  1,663,875
                                JPMorgan Chase & Co.                           1,052,236
                                Lehman Brothers Holdings, Inc.                     8,215
                                Merrill Lynch & Company, Inc.                     48,546
VALUE
Mid Cap Value                   JPMorgan Securities, Inc.                   $168,900,000
Small Cap Value                 JPMorgan Securities, Inc.                   $140,000,000
INTERNATIONAL & GLOBAL
Global Opportunities            JPMorgan Chase & Co.                        $  8,096,929
Overseas                        Nomura Holdings, Inc.                       $ 38,807,797
Worldwide                       Citigroup, Inc.                             $119,725,790
                                Credit Suisse First Boston (USA),            305,000,000
                                 Inc.
                                JPMorgan Chase & Co.                         288,167,450
                                UBS A.G.                                      59,029,933

                                              Name of                         Value of
Fund Name                                  Broker-Dealer                  Securities Owned
--------------------------------------------------------------------------------------------
INCOME
Flexible Income                 Credit Suisse First Boston (USA),           $  2,800,000
                                 Inc.
Short-Term Bond                 Citigroup, Inc.                             $  4,519,895

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, collectively, the four registered investment companies consist of 63 series or funds.

   The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and will serve for an initial term of two years, through April 21, 2005.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               63               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          2/71-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           63               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Formerly, President (1978-      63               N/A
 151 Detroit Street                                     2002) and Chief Executive
 Denver, CO 80206                                       Officer (1994-2002) of Janus
 Age 67                                                 Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002) of The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002) of Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

--------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY BOARD
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
 NAME, AGE AS OF      POSITIONS                                                     IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          FUNDS        SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
--------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS
--------------------------------------------------------------------------------------------------------------------
 Katherine A.         Advisory     4/03-present     General Partner/Managing        13               N/A
 Cattanach            Board                         Principal (since September
 151 Detroit Street   Chairperson                   1987), INVESCO Private Equity
 Denver, CO 80206                                   (formerly Sovereign Financial
 Age 59                                             Services, Inc.) (financial
                                                    consulting and management
                                                    firm). Formerly, Vice Chair of
                                                    the Berger Funds (1994-2002).
--------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.  Advisory     4/03-present     Lewis Investments (since June   13               Director,
 151 Detroit Street   Board                         1988) (self-employed private                     National Fuel
 Denver, CO 80206     Member                        investor). Formerly,                             Corporation
 Age 71                                             Trustee/Director of the Berger                   (oil & gas
                                                    Funds (1987-2002).                               production);
                                                                                                     Advisory
                                                                                                     Director,
                                                                                                     Otologics, LLC,
                                                                                                     (implantable
                                                                                                     hearing aid)
                                                                                                     (since 1999);
                                                                                                     Member of
                                                                                                     Community
                                                                                                     Advisory Board,
                                                                                                     Wells Fargo
                                                                                                     Bank-Denver.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   ADVISORY BOARD
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
 NAME, AGE AS OF      POSITIONS                                                     IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          FUNDS        SERVED           THE PAST FIVE YEARS             ADVISORY BOARD   HELD
--------------------------------------------------------------------------------------------------------------------
 ADVISORY BOARD MEMBERS (CONT'D.)
--------------------------------------------------------------------------------------------------------------------
 Michael Owen         Advisory     4/03-Present     Dean of the College of          13               N/A
 151 Detroit Street   Board                         Business of Sciences at Zayed
 Denver, CO 80206     Member                        University (since September
 Age 67                                             2000). Formerly self-employed
                                                    as a financial and management
                                                    consultant, and in real estate
                                                    development (from June 1999 to
                                                    September 2000); and Chairman
                                                    of the Board of the Berger
                                                    Funds (1968-2002).
--------------------------------------------------------------------------------------------------------------------
 Albert C. Yates      Advisory     4/03-Present     President Emeritus (since       13               Member, Board
 151 Detroit Street   Board                         2004) and Professor of                           of Directors,
 Denver, CO 80206     Member                        Chemistry, Colorado State                        Adolph Coors
 Age 63                                             University. Formerly,                            Company
                                                    President (1990-2004) and                        (brewing
                                                    Chancellor of Colorado State                     company) (since
                                                    University; and                                  1998); Member,
                                                    Trustee/Director of the Berger                   Board of
                                                    Funds (2000-2002).                               Directors,
                                                                                                     StarTek, Inc.
                                                                                                     (NYSE, SRT)
                                                                                                     (since 2004);
                                                                                                     and Member,
                                                                                                     Board of
                                                                                                     Directors,
                                                                                                     Centennial Bank
                                                                                                     Holdings, Inc.
                                                                                                     (since 2005).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   OFFICERS
--------------------------------------------------------------------------------------------------------------
                                                    TERM OF
 NAME, AGE AS OF                                    OFFICE* AND
 DECEMBER 31, 2004          POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS                FUNDS                   TIME SERVED    YEARS
--------------------------------------------------------------------------------------------------------------
 William Bales              Executive Vice          2/97-Present   Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager
 Age 36                     Janus Venture Fund
--------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman        Executive Vice          2/02-Present   Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager                      Formerly, Co- Portfolio Manager (1997-2000)
 Age 33                     Janus Enterprise Fund                  for Janus Venture Fund and Analyst
                                                                   (1994-1997 and 2000-2002) for Janus Capital
                                                                   Corporation.
--------------------------------------------------------------------------------------------------------------
 David J. Corkins           Executive Vice          2/03-Present   Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager                      Formerly, Portfolio Manager (1997-2003) for
 Age 38                     Janus Mercury Fund                     Janus Growth and Income Fund.
--------------------------------------------------------------------------------------------------------------
 David C. Decker            Executive Vice          9/96-Present   Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager
 Age 38                     Janus Contrarian Fund
--------------------------------------------------------------------------------------------------------------
 James P. Goff              Executive Vice          2/05-Present   Vice President and Director of Research of
 151 Detroit Street         President of Janus                     Janus Capital. Formerly, Portfolio Manager
 Denver, CO 80206           Research Fund                          (1992-2002) for Janus Enterprise Fund.
 Age 40
--------------------------------------------------------------------------------------------------------------
 C. Mike Lu                 Executive Vice          11/98-Present  Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager
 Age 35                     Janus Global
                            Technology Fund
--------------------------------------------------------------------------------------------------------------
 Brent A. Lynn              Executive Vice          1/01-Present   Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager                      Formerly, Analyst (1991-2001) for Janus
 Age 40                     Janus Overseas Fund                    Capital Corporation.
--------------------------------------------------------------------------------------------------------------
 Thomas R. Malley           Executive Vice          11/98-Present  Vice President of Janus Capital and
 151 Detroit Street         President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206           Portfolio Manager
 Age 36                     Janus Global Life
                            Sciences Fund
--------------------------------------------------------------------------------------------------------------
 Douglas E. Nelson          Executive Vice          2/05-Present   Vice President of Janus Capital. Formerly,
 151 Detroit Street         President and                          Vice President of Public Finance
 Denver, CO 80206           Portfolio Manager                      (2003-2005) for George K. Baum & Co.; and
 Age 45                     Janus Federal                          Credit Analyst and Assistant Vice President
                            Tax-Exempt Fund                        (1996-2003) for Delaware Management.
--------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
------------------------------------------------------------------------------------------------------------
                                                     TERM OF
 NAME, AGE AS OF                                     OFFICE* AND
 DECEMBER 31, 2004          POSITIONS HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 AND ADDRESS                FUNDS                    TIME SERVED    FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Karen L. Reidy             Executive Vice           1/00-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts.
 Age 37                     Janus Balanced Fund and
                            Janus Core Equity Fund
------------------------------------------------------------------------------------------------------------
 Blaine P. Rollins          Executive Vice           1/00-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts.
 Age 37                     Janus Fund
------------------------------------------------------------------------------------------------------------
 Ron Sachs                  Executive Vice           4/00-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts. Formerly, Analyst (1996-2000)
 Age 37                     Janus Orion Fund and                    for Janus Capital Corporation.
                            Janus Triton Fund
------------------------------------------------------------------------------------------------------------
 Scott W. Schoelzel         Executive Vice           8/97-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts.
 Age 46                     Janus Twenty Fund
------------------------------------------------------------------------------------------------------------
 Gibson Smith               Executive Vice           7/03-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts. Formerly, Analyst, (2001-2003)
 Age 36                     Janus High-Yield Fund                   for Janus Capital Corporation and worked
                            and Janus Short-Term                    in the fixed-income division (1991-2001)
                            Bond Fund                               for Morgan Stanley.
------------------------------------------------------------------------------------------------------------
 Minyoung Sohn              Executive Vice           1/04-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts. Formerly, Analyst (1998-2003)
 Age 29                     Janus Growth and Income                 for Janus Capital Corporation.
                            Fund
------------------------------------------------------------------------------------------------------------
 Ronald V. Speaker          Executive Vice           7/92-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts.
 Age 40                     Janus Flexible Income
                            Fund
------------------------------------------------------------------------------------------------------------
 Jason P. Yee               Executive Vice           3/01-Present   Vice President of Janus Capital and
 151 Detroit Street         President and Portfolio                 Portfolio Manager for other Janus
 Denver, CO 80206           Manager                                 accounts. Formerly, Portfolio Manager
 Age 35                     Janus Global                            and Managing Director (1996-2000) for
                            Opportunities Fund and                  Bee & Associates and Analyst (2000-2001)
                            Janus Worldwide Fund                    for Janus Capital Corporation.
------------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

----------------------------------------------------------------------------------------------------------
                                                 OFFICERS
----------------------------------------------------------------------------------------------------------
                                                TERM OF
 NAME, AGE AS OF                                OFFICE* AND
 DECEMBER 31, 2004      POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS            FUNDS                   TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------
 Claire Young           Executive Vice          8/97-Present   Vice President of Janus Capital and
 151 Detroit Street     President and                          Portfolio Manager for other Janus accounts.
 Denver, CO 80206       Portfolio Manager
 Age 39                 Janus Olympus Fund
----------------------------------------------------------------------------------------------------------
 Heidi W. Hardin        Vice President          4/00-Present   Vice President and Assistant General
 151 Detroit Street                                            Counsel to Janus Capital and Janus Services
 Denver, CO 80206                                              LLC.
 Age 37
----------------------------------------------------------------------------------------------------------
 Bonnie M. Howe         Vice President          12/99-Present  Vice President and Assistant General
 151 Detroit Street                                            Counsel to Janus Capital, Janus
 Denver, CO 80206                                              Distributors LLC and Janus Services LLC.
 Age 39                                                        Formerly, Assistant Vice President
                                                               (1998-2000) for Janus Service Corporation.
----------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes    Vice President and      12/99-Present  Senior Vice President and General Counsel
 151 Detroit Street     Secretary                              of Janus Capital; and Janus Services LLC;
 Denver, CO 80206                                              Vice President and Assistant General
 Age 39                 General Counsel         4/04-Present   Counsel of Janus Distributors LLC.
                                                               Formerly, Vice President (2000- 2004) and
                                                               Assistant General Counsel (2002-2004) of
                                                               Janus Services LLC; Vice President
                                                               (1999-2004) and Assistant General Counsel
                                                               (1999-2004) of Janus Capital; and Assistant
                                                               Vice President (1998-2000) of Janus Service
                                                               Corporation.
----------------------------------------------------------------------------------------------------------
 David R. Kowalski      Vice President and      6/02-Present   Senior Vice President and Chief Compliance
 151 Detroit Street     Chief Compliance                       Officer of Janus Capital, Janus
 Denver, CO 80206       Officer                                Distributors LLC, and Janus Services LLC;
 Age 47                                                        Chief Compliance Officer of Bay Isle
                                                               Financial LLC and Enhanced Investment
                                                               Technologies LLC. Formerly, Vice President
                                                               of Janus Capital (2000-2005); Vice
                                                               President (2004-2005) and Assistant Vice
                                                               President (2000-2004) of Janus Services
                                                               LLC; Vice President (2000-2001) of Janus
                                                               Distributors LLC; and Senior Vice President
                                                               and Director (1985-2000) of Mutual Fund
                                                               Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

----------------------------------------------------------------------------------------------------------
                                                 OFFICERS
----------------------------------------------------------------------------------------------------------
                                                TERM OF
 NAME, AGE AS OF                                OFFICE* AND
 DECEMBER 31, 2004      POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS            FUNDS                   TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------
 Girard C. Miller       President and Chief     11/03-Present  Executive Vice President and Chief
 151 Detroit Street     Executive Officer                      Operating Officer of Janus Capital Group
 Denver, CO 80206                                              Inc. and Janus Capital; President of Janus
 Age 53                                                        Distributors LLC and Janus Capital
                                                               International LLC; Executive Vice President
                                                               of Janus Services LLC; President and
                                                               Director of Janus Management Holdings
                                                               Corporation; Chief Operating Officer and
                                                               President of Capital Group Partners, Inc.
                                                               and Director of Janus World Funds.
                                                               Formerly, Director of Capital Group
                                                               Partners, Inc. (2003-2004); President and
                                                               Chief Executive Officer of ICMA Retirement
                                                               Corporation (1993-2003).
----------------------------------------------------------------------------------------------------------
 Jesper Nergaard        Vice President,         2/05- Present  Formerly, Director of Financial Reporting
 151 Detroit Street     Treasurer and                          for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206       Principal Accounting                   Site Manager and First Vice President of
 Age 42                 Officer                                Mellon Global Securities Services (2003);
                                                               and Director of Fund Accounting, Project
                                                               Development and Training for INVESCO Funds
                                                               Group (1994-2003).
----------------------------------------------------------------------------------------------------------



 * Officers are elected annually by the Trustees for a one-year term.

----------------------------------------------------------------------------------------------------------
                                                 OFFICERS
----------------------------------------------------------------------------------------------------------
                                                TERM OF
 NAME, AGE AS OF                                OFFICE* AND
 DECEMBER 31, 2004      POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS            FUNDS                   TIME SERVED    YEARS
----------------------------------------------------------------------------------------------------------
 Loren M. Starr         Vice President and      11/03-Present  Senior Vice President and Chief Financial
 151 Detroit Street     Chief Financial                        Officer of Janus Capital, Janus Capital
 Denver, CO 80206       Officer                                Group Inc., Janus Services LLC, Janus
 Age 43                                                        Institutional Services LLC, and Janus
                        President and Chief     9/02-11/03     Distributors LLC; Senior Vice President,
                        Executive Officer                      Chief Financial Officer and Director of
                                                               Janus Management Holdings Corporation;
                                                               Senior Vice President, Chief Financial
                                                               Officer and Treasurer of Janus
                                                               International Limited; Director of Janus
                                                               Holdings Corporation, Capital Group
                                                               Partners, Inc. and Janus International
                                                               Holdings LLC; Working Director of Bay Isle
                                                               Financial LLC and Enhanced Investment
                                                               Technologies, LLC; and Board member of
                                                               Janus Global Funds SPC. Formerly, Director
                                                               of Janus Capital Trust Manager Limited
                                                               (2001-2004), Janus World Principal
                                                               Protected Funds (2002-2004), Janus
                                                               International (Asia) Limited (2002-2004)
                                                               and Janus World Funds (2001-2004); Vice
                                                               President of Janus Capital Group Inc.
                                                               (2003); Vice President (2001-2003), Chief
                                                               Financial Officer (2001-2004) and Treasurer
                                                               (2001-2003) of Janus Capital International
                                                               LLC; Vice President (2001-2004) and
                                                               Treasurer (2001-2003) of Janus Services
                                                               LLC; Vice President (2001-2003), Treasurer
                                                               (2001-2002) and Director (2002-2003) of
                                                               Janus Capital; Vice President (2002-2005)
                                                               and Treasurer (2002) of Janus Distributors
                                                               LLC; Vice President (2001-2005) and
                                                               Director (2002-2004) of Janus International
                                                               Limited; Vice President (2002-2005) and
                                                               Treasurer (2002-2003) of Janus
                                                               Institutional Services LLC; Vice President
                                                               (2003-2005) of Janus Management Holdings
                                                               Corporation; Senior Vice President and
                                                               Director of Capital Group Partners, Inc.
                                                               (2003-2004); Vice President, Treasurer and
                                                               Chief Financial Officer (2001-2002) for
                                                               Janus International Holding, Inc.; and
                                                               Managing Director, Treasurer and Head of
                                                               Corporate Finance and Reporting (1998-2001)
                                                               for Putnam Investments.
----------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         John W. McCarter, Jr.   4
 COMMITTEE    process, the system of internal         (Chairman)
              control over financial reporting,       Dennis B. Mullen
              disclosure controls and procedures,     William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trusts' use of brokerage commissions    William F. McCalpin
              and placement of portfolio              Dennis B. Mullen
              transactions.
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     4
 REGULATORY   procedures adopted by the Trusts,       (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Martin H. Waldinger and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code of
              Ethics.
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   Dennis B. Mullen        4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          John W. McCarter, Jr.
 COMMITTEE    meetings, and oversees the              William D. Stewart
              administration of, and ensures the
              compliance with, the Trusts'
              Governance Procedures and Guidelines
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 PRICING      Determines the fair value of            William D. Stewart      26
 COMMITTEE    restricted and other securities for     (Chairman)
              which market quotations are not         James T. Rothe
              readily available, or that are deemed   Martin H. Waldinger
              not to be reliable, pursuant to
              procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------



   The table below gives the dollar range of shares of Funds described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004. As of December 31, 2004, none of the Trustees owned shares of Janus Triton Fund or Janus Research Fund, as the Funds did not commence operations until February 25, 2005.




-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS              TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           Janus Enterprise Fund                       over $100,000   over $100,000
                            Janus Mercury Fund                          over $100,000
                            Janus Olympus Fund                          over $100,000
                            Janus Global Life Sciences Fund             over $100,000
                            Janus Global Technology Fund                over $100,000
                            Janus Contrarian Fund                       over $100,000
                            Janus Global Opportunities Fund             over $100,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        Janus Global Technology Fund                 $1 - $10,000   over $100,000
                            Janus Risk-Managed Stock Fund                $1 - $10,000
                            Janus Worldwide Fund                         $1 - $10,000
                            Janus Short-Term Bond Fund              $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      Janus Global Life Sciences Fund         $10,001 - $50,000
                            Janus Global Technology Fund            $10,001 - $50,000   over $100,000
                            Janus Contrarian Fund                   $10,001 - $50,000
                            Janus Core Equity Fund                 $50,001 - $100,000
                            Janus Growth and Income Fund           $50,001 - $100,000
                            Janus Risk-Managed Stock Fund           $10,001 - $50,000
                            Janus Global Opportunities Fund         $10,001 - $50,000
                            Janus Overseas Fund                     $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS              TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             Janus Enterprise Fund                  $50,001 - $100,000   over $100,000
                            Janus Olympus Fund                      $10,001 - $50,000
                            Janus Global Life Sciences Fund        $50,001 - $100,000
                            Janus Global Technology Fund                 $1 - $10,000
                            Janus Contrarian Fund                  $50,001 - $100,000
                            Janus Risk-Managed Stock Fund          $50,001 - $100,000
                            Janus Small Cap Value -                 $10,001 - $50,000
                              Investor Shares
                            Janus Global Opportunities Fund         $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         Janus Risk-Managed Stock Fund               over $100,000   over $100,000
                            Janus Global Opportunities Fund             over $100,000
                            Janus Flexible Income Fund                   $1 - $10,000
-----------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        Janus Core Equity Fund                      over $100,000   over $100,000
                            Janus Risk-Managed Stock Fund               over $100,000
-----------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY           Janus Fund                                  over $100,000   over $100,000
                            Janus Enterprise Fund                       over $100,000
                            Janus Mercury Fund                          over $100,000
                            Janus Olympus Fund                          over $100,000
                            Janus Orion Fund                            over $100,000
                            Janus Twenty Fund                      $50,001 - $100,000
                            Janus Venture Fund                     $50,001 - $100,000
                            Janus Global Life Sciences Fund             over $100,000
                            Janus Global Technology Fund                over $100,000
                            Janus Balanced Fund                    $50,001 - $100,000
                            Janus Contrarian Fund                       over $100,000
                            Janus Core Equity Fund                      over $100,000
                            Janus Growth and Income Fund                over $100,000
                            Janus Global Opportunities Fund             over $100,000
                            Janus Overseas Fund                     $10,001 - $50,000
                            Janus Worldwide Fund                        over $100,000
                            Janus Flexible Income Fund                  over $100,000
                            Janus High Yield Fund                       over $100,000
-----------------------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.



                                                  Aggregate Compensation       Total Compensation
                                                    From the Funds for      From the Janus Funds for
                                                    Fiscal year ended          calendar year ended
Name of Person, Position                           October 31, 2004(1)        December 31, 2004(2)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                   $274,924                   $409,074
William F. McCalpin, Trustee                             $173,809                   $238,500
John W. McCarter, Jr., Trustee                           $175,939                   $234,000
James T. Rothe, Trustee                                  $180,085                   $293,000
William D. Stewart, Trustee                              $188,461                   $243,000
Martin H. Waldinger, Trustee                             $176,931                   $238,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(3)                             $    --                    $    --



(1) Since Janus Triton Fund and Janus Research Fund had not commenced operations as of October 31, 2004 no fees were paid during this fiscal year. The aggregate compensation paid by the Funds is estimated for the period ended October 31, 2005 and for their first full fiscal year, November 1, 2005 through October 31, 2006, as follows: Dennis B. Mullen $355; William F. McCalpin $294; John W. McCarter Jr. $294; James T. Rothe $294; William D. Stewart $294; and Martin H. Waldinger $294.


(2) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.


(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.



   The following table shows the aggregate compensation paid to each member of the Advisory Board by Janus Enterprise Fund, Janus Olympus Fund, Janus Venture Fund, Janus Global Technology Fund, Janus Balanced Fund, Janus Growth and Income Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Overseas Fund and all Janus Funds for the periods indicated. None of the Advisory Board members receive pension or retirement benefits from such Funds or the Janus Funds.



                                                     Aggregate Compensation      Total Compensation
                                                       from the Funds for     from the Janus Funds for
                                                       fiscal year ended        calendar year ended
Name of Person, Position                                October 31, 2004         December 31, 2004
------------------------------------------------------------------------------------------------------
Katherine A. Cattanach, Advisory Board Chairperson          $24,859                  $22,500
Harry T. Lewis, Jr., Advisory Board Member                  $24,859                  $22,500
Michael Owen, Advisory Board Member                         $24,859                  $22,500
Albert C. Yates, Advisory Board Member                      $24,859                  $22,500

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Although Janus Twenty Fund, Janus Venture Fund, Janus Mid Cap Value Fund - Institutional Shares and Janus Small Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts. Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria. You may be required to demonstrate your eligibility to purchase shares of a Fund before your investment is accepted. Shares of the Funds are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund. The Shareholder's Manual or Shareholder's Guide section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION


   As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In the case of Funds with share classes, the NAV for each class is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts or pricing of non-valued securities and restricted or non-public securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the NYSE.

   Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


   If investors do not elect online at www.janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

   Procedures for selling shares are set forth in the Shareholder's Manual or Shareholder's Guide section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

   The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


   Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.


ONLINE AND TELEPHONE TRANSACTIONS

   As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS


   As stated in the Shareholder's Manual or Shareholder's Guide section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.



   Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

   The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Internal Revenue Code. Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

   Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.


   To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------


   It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus, Janus Orion Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Contrarian Fund, Janus Core Equity Fund, Janus Research Fund, Janus Risk-Managed Stock Fund, Janus Mid Cap Value Fund, Janus Small Cap Value Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Worldwide Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period.


   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

   Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2005, the Officers, Trustees and Advisory Board Members of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.



   As of February 25, 2005, all of the outstanding shares of Janus Triton Fund and Janus Research Fund were owned by Janus Capital, which provided seed capital for the Funds.



   As of January 31, 2005, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94104-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:



Fund Name                                                     Held by Schwab
----------------------------------------------------------------------------
Janus Fund                                                         11.5%
Janus Enterprise Fund                                              11.5%
Janus Mercury Fund                                                 14.0%
Janus Olympus Fund                                                 15.3%
Janus Orion Fund                                                    6.5%
Janus Twenty Fund                                                   8.8%
Janus Venture Fund                                                 10.0%
Janus Global Life Sciences Fund                                    14.4%
Janus Global Technology Fund                                       12.6%
Janus Balanced Fund                                                16.8%
Janus Contrarian Fund(1)                                           12.5%
Janus Core Equity Fund                                             16.0%
Janus Growth and Income Fund                                       22.0%
Janus Risk-Managed Stock Fund                                       6.4%
Janus Mid Cap Value Fund - Investor Shares                         27.0%
Janus Mid Cap Value Fund - Institutional Shares                    21.3%
Janus Small Cap Value Fund - Investor Shares                        9.9%
Janus Small Cap Value Fund - Institutional Shares                   7.6%
Janus Global Opportunities Fund                                    14.3%
Janus Overseas Fund                                                23.1%
Janus Worldwide Fund                                               19.3%
Janus Flexible Income Fund                                         18.6%
Janus High-Yield Fund                                              27.3%
Janus Short-Term Bond Fund                                         11.2%
Janus Federal Tax-Exempt Fund                                       6.7%


(1) Formerly named Janus Special Equity Fund.

Fund Name                                                     Held by National Financial
----------------------------------------------------------------------------------------
Janus Fund                                                                6.3%
Janus Enterprise Fund                                                    12.8%
Janus Mercury Fund                                                       11.9%
Janus Olympus Fund                                                        7.6%
Janus Orion Fund                                                          5.6%
Janus Twenty Fund                                                         8.2%
Janus Global Life Sciences Fund                                          10.1%
Janus Global Technology Fund                                              7.5%
Janus Balanced Fund                                                      16.5%
Janus Contrarian Fund(1)                                                  6.6%
Janus Core Equity Fund                                                    8.6%
Janus Growth and Income Fund                                             11.4%
Janus Mid Cap Value Fund - Investor Shares                               20.0%
Janus Small Cap Value Fund - Investor Shares                             18.6%
Janus Small Cap Value Fund - Institutional Shares                        11.8%
Janus Overseas Fund                                                      16.1%
Janus Worldwide Fund                                                     18.3%
Janus Flexible Income Fund                                               11.5%
Janus High-Yield Fund                                                    15.1%


(1) Formerly named Janus Special Equity Fund.

   According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

   In addition, as of January 31, 2005, 5% or more of the outstanding shares of the following Funds were owned of record by the shareholders listed below:



                                            Shareholder and                    Percentage
Fund Name                                  Address of Record                   Ownership
-----------------------------------------------------------------------------------------
Janus Enterprise Fund      Merrill Lynch Pierce Fenner & Smith Inc.                5.4%
                           For the Sole Benefit of Customers
                           4800 Deer Lake Drive East
                           Jacksonville, FL 32246-6484
Janus Twenty Fund          Nationwide QPVA                                         5.7%
                           c/o IPO CO 67
                           PO Box 182029
                           Columbus, OH 43218-2029
Janus Balanced Fund        The Guardian Insurance & Annuity Company Inc.           5.4%
                           1560 Valley Center Parkway
                           Bethlehem, PA 18017-2275
Janus Small Cap Value      Merrill Lynch                                           8.7%
  Fund -- Investor Shares  Pierce Fenner & Smith Inc.
                           For the Sole Benefit of Customers
                           4800 Deer Lake Drive East
                           Jacksonville, FL 32246-6486
                           Northern Trust Co                                       9.4%
                           FBO Triad Hospitals Inc.
                           PO Box 92994
                           Chicago, IL 60675-2994
Janus Small Cap Value      JP Morgan Chase Bank                                   13.6%
  Fund -- Institutional    Plan for EE of Participating AMR CO Subsidiaries
  Shares                   4 New York Plaza
                           New York, NY 10004-2413
                           Vangard Fiduciary Trust Co                              9.0%
                           PO Box 2600
                           Valley Forge, PA 19482-2600
                           Mitra & Co                                              6.4%
                           1000 N. Water Street
                           Milwaukee, WI 53202-6648
Janus High-Yield Fund      Citigroup Global Markets Inc.                           6.7%
                           388 Greenwich Street
                           New York, NY 10013-2375

   As of January 31, 2005, more than 25% of the outstanding shares of the following Fund were owned of record by the shareholder listed below:



                                            Shareholder and                    Percentage
Fund Name                                  Address of Record                   Ownership
-----------------------------------------------------------------------------------------
Janus Mid Cap Value --     Prudential Investment Management Service               69.5%
  Institutional Shares     FBO Mutual Fund Clients
                           194 Wood Avenue South
                           Iselin, NJ 08830-2710



   To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund included in this SAI as of January 31, 2005.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 29 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated

   Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

   The current Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

VOTING RIGHTS


   As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.


MASTER/FEEDER OPTION

   The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and review their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   No financial statements are available for Janus Triton Fund and Janus Research Fund because the Funds did not commence operations until February 25, 2005.



   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual reports:



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS DATED OCTOBER 31, 2004



   Schedules of Investments as of October 31, 2004



   Statements of Operations for the period ended October 31, 2004



   Statements of Assets and Liabilities as of October 31, 2004



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF BERGER MID CAP VALUE FUND DATED APRIL 30, 2003



   Statement of Operations for the period ended April 30, 2003



   Statements of Changes in Net Assets for the period ended September 30, 2002 and April 30, 2003



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT OF BERGER SMALL CAP VALUE FUND DATED APRIL 30, 2003



   Statement of Operations for the period ended April 30, 2003



   Statement of Changes in Net Assets for the period ended September 30, 2002 and April 30, 2003



   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

   The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital or Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    AAA...................... Highest rating; extremely strong capacity to pay principal and interest.
    AA....................... High quality; very strong capacity to pay principal and interest.
    A........................ Strong capacity to pay principal and interest;
                              somewhat more susceptible to the adverse effects of
                              changing circumstances and economic conditions.
    BBB-..................... Adequate capacity to pay principal and interest;
                              normally exhibit adequate protection parameters,
                              but adverse economic conditions or changing
                              circumstances more likely to lead to a weakened
                              capacity to pay principal and interest than for
                              higher rated bonds.

    Non-Investment Grade
    BB+, B, CCC, CC, C....... Predominantly speculative with respect to the issuer's capacity to meet required interest and
                              principal payments. BB - lowest degree of
                              speculation; C - the highest degree of speculation.
                              Quality and protective characteristics outweighed
                              by large uncertainties or major risk exposure to
                              adverse conditions.
    D........................ In default.

MOODY'S INVESTORS
SERVICE, INC.

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    Investment Grade
    Aaa...................... Highest quality, smallest degree of investment risk.
    Aa....................... High quality; together with Aaa bonds, they compose the high-grade bond group.
    A........................ Upper to medium-grade obligations; many favorable investment attributes.
    Baa...................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear
                              adequate for the present but certain protective
                              elements may be lacking or may be unreliable over
                              any great length of time.

    Non-Investment Grade
    Ba....................... More uncertain, with speculative elements.
                              Protection of interest and principal payments not
                              well safeguarded during good and bad times.
    B........................ Lack characteristics of desirable investment;
                              potentially low assurance of timely interest and
                              principal payments or maintenance of other contract
                              terms over time.
    Caa...................... Poor standing, may be in default; elements of danger with respect to principal or interest
                              payments.
    Ca....................... Speculative in a high degree; could be in default or have other marked shortcomings.
    C........................ Lowest rated; extremely poor prospects of ever attaining investment standing.


   Unrated securities will be treated as non-investment grade securities unless the investment personnel determine that such securities are the equivalent of investment grade securities. Split rated securities (securities that receive different ratings from two or more rating agencies) are considered to be in the lower rated category.


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

                                  (JANUS LOGO)
                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

                             February 25, 2005

                             MONEY MARKET FUNDS - INVESTOR SHARES
                             Janus Money Market Fund
                             Janus Tax-Exempt Money Market Fund
                             Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Investor Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").



     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 25, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     Investment Policies and Restrictions and Investment
     Strategies.................................................    2
    Investment Adviser and Administrator........................   17
    Custodian, Transfer Agent and Certain Affiliations..........   25
    Portfolio Transactions and Brokerage........................   26
    Trustees and Officers.......................................   28
    Purchase of Shares..........................................   37
    Redemption of Shares........................................   39
    Shareholder Accounts........................................   40
    Tax-Deferred Accounts.......................................   41
    Dividends and Tax Status....................................   42
    Principal Shareholders......................................   44
    Miscellaneous Information...................................   45
    Financial Statements........................................   48
    Appendix A..................................................   49
       Description of Securities Ratings........................   49
    Appendix B..................................................   51
       Description of Municipal Securities......................   51

INVESTMENT POLICIES AND RESTRICTIONS AND
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended ("the 1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Funds have adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

   (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (7) A Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the

   Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

   JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (4) A Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

   Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if, immediately after the acquisition thereof, the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent; however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or
   (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

Debt Obligations

   Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

Obligations of Financial Institutions

   Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Securities

   The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

   When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the nongovernmental issuer, the nongovernmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

   Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the net asset value of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Fund (except that certain funds publish the top five portfolio holdings) are published quarterly, with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Funds' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.



   Specific portfolio level attribution analysis for the Funds is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.



   Third parties which provide services to the Funds, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Funds' insurers, computer systems service providers, the Funds' custodians, accountants/auditors and executing brokers may receive or have access to nonpublic Fund portfolio holdings information. Such parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality. Other recipients of nonpublic portfolio holdings information include fund rating organizations (Moody's Investors Service, Inc.).



   Nonpublic portfolio holdings information may be disclosed to other third parties provided that a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that the Funds have a legitimate business purpose and that disclosure is in the Funds' best interests and the recipient executes an appropriate confidentiality agreement. Examples include unique circumstances such as redemptions in kind, merger transactions and lending transactions. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with the policies and procedures. The Chief Compliance Officer shall report to the Funds' Trustees regarding material compliance matters with respect to the policies and procedures. Janus Capital and certain of its personnel have access to the Funds' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services. No Fund or affiliated entity shall receive compensation or other consideration by virtue of disclosure of a Fund's portfolio holdings.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.


   Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that were instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.



   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.



   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds.


   The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2006. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.

   On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.50% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.


   The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:



                                         2004                         2003                         2002
                               -------------------------   --------------------------   --------------------------
                                 Advisory      Advisory      Advisory      Advisory       Advisory      Advisory
                                Fees Prior    Fees After    Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                      to Reduction   Reduction    to Reduction    Reduction    to Reduction    Reduction
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund        $18,560,746    $9,280,373   $26,260,550    $13,130,275   $31,787,456    $15,893,728
Janus Tax-Exempt Money Market
 Fund                          $   364,941    $  182,470   $   549,229    $   274,615   $   604,088    $   302,044
Janus Government Money Market
 Fund                          $ 2,056,016    $1,028,008   $ 3,429,594    $ 1,714,797   $ 3,599,998    $ 1,799,999



   The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:



                                                            2004             2003             2002
                                                       --------------   --------------   --------------
                                                       Administration   Administration   Administration
Fund Name                                                   Fees             Fees             Fees
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares                $8,952,359      $13,292,009      $15,901,534
Janus Tax-Exempt Money Market Fund - Investor Shares     $  602,722      $   865,760      $   962,492
Janus Government Money Market Fund - Investor Shares     $1,265,914      $ 1,940,385      $ 2,155,658

   Advisory fees are paid on the Fund level while administration fees are paid on the class level.

   Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Funds' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:


   - the investment objective and strategy of each Fund;


   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading and administrative services to the Funds), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Funds;

   - the historical investment performance of each Fund and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Fund's performance;

   - the structure and rate of advisory fees payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Fund and of comparable funds managed by other advisers;

   - compensation payable by the Funds to affiliates of Janus Capital for other services;


   - the methodology used by Janus Capital in determining the compensation payable to the investment personnel and the competition for investment management talent;



   - Janus Capital's agreement to discontinue the use of the Funds' portfolio brokerage transactions to obtain research through brokers from third parties;


   - changes in the level of assets in the Funds and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Funds.


   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the investment personnel for each Fund, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.


   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreement is consistent with the best interests of the Funds and their shareholders.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for
 20
   the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund shareholders; and (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities (including non-money market Janus funds) not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. Copies of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com; and
   (iii) on the SEC's website at http://www.sec.gov.


   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES

   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.


   EXECUTIVE COMPENSATION ISSUES

   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.


   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.


   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.


   For the fiscal year ended October 31, 2004, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

   For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principle transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


   As of October 31, 2004, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                                  Name of                       Value of
Fund Name                                      Broker-Dealer                Securities Owned
-----------------------------------------------------------------------------------------------
Janus Money Market Fund             ABN AMRO Bank N.V. New York              $   70,000,000
                                    Cantor Fitzgerald and Co.                   200,000,000
                                    Citigroup Global Markets, Inc.            1,421,500,000
                                    Credit Suisse First Boston, Inc.            100,000,000
                                    Goldman Sachs and Co.                       175,000,000
                                    JPMorgan Securities, Inc.                   544,000,000
                                    Lehman Brothers, Inc.                       555,000,000
                                    Merrill Lynch & Company, Inc.               501,000,000
Janus Government Money Market Fund  ABN AMRO Bank N.V. New York              $  122,900,000
                                    Citigroup Global Markets, Inc.               44,300,000
                                    Credit Suisse First Boston, Inc.             75,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, the four registered investment companies consist of 63 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               63               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          2/71-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           63               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Formerly, President (1978-      63               N/A
 151 Detroit Street                                     2002) and Chief Executive
 Denver, CO 80206                                       Officer (1994-2002) of Janus
 Age 67                                                 Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002) of The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002) of Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUNDS                   TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Jeanine Morroni   Executive Vice          9/03-Present   Vice President of Janus Capital.
 151 Detroit       President and
 Street            Co-Portfolio Manager
 Denver, CO 80206  Janus Government Money
 Age 35            Market Fund
-----------------------------------------------------------------------------------------------------
 Sharon S.         Executive Vice          12/94-Present  Vice President of Janus Capital and
 Pichler           President and                          Portfolio Manager for other Janus accounts.
 151 Detroit       Co-Portfolio Manager
 Street            Janus Money Market
 Denver, CO 80206  Fund; and Portfolio
 Age 55            Manager Janus
                   Tax-Exempt Money
                   Market Fund
-----------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice          9/99-Present   Vice President of Janus Capital and
 Thorderson        President and                          Portfolio Manager for other Janus accounts.
 151 Detroit       Co-Portfolio Manager
 Street            Janus Government Money
 Denver, CO 80206  Market Fund
 Age 43            and Janus Money Market
                   Fund
-----------------------------------------------------------------------------------------------------
 Heidi W. Hardin   Vice President          4/00-Present   Vice President and Assistant General
 151 Detroit                                              Counsel to Janus Capital and Janus Services
 Street                                                   LLC.
 Denver, CO 80206
 Age 37
-----------------------------------------------------------------------------------------------------
 Bonnie M. Howe    Vice President          12/99-Present  Vice President and Assistant General
 151 Detroit                                              Counsel to Janus Capital, Janus
 Street                                                   Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                         Formerly, Assistant Vice President
 Age 39                                                   (1998-2000) for Janus Service Corporation.
-----------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and      12/99-Present  Senior Vice President and General Counsel
 Howes             Secretary                              of Janus Capital; and Janus Services LLC;
 151 Detroit                                              Vice President and Assistant General
 Street            General Counsel         4/04-Present   Counsel of Janus Distributors LLC.
 Denver, CO 80206                                         Formerly, Vice President (2000- 2004) and
 Age 39                                                   Assistant General Counsel (2002-2004) of
                                                          Janus Services LLC; Vice President
                                                          (1999-2004) and Assistant General Counsel
                                                          (1999-2004) of Janus Capital; and Assistant
                                                          Vice President (1998-2000) of Janus Service
                                                          Corporation.
-----------------------------------------------------------------------------------------------------
 David R.          Vice President and      6/02-Present   Senior Vice President and Chief Compliance
 Kowalski          Chief Compliance                       Officer of Janus Capital, Janus
 151 Detroit       Officer                                Distributors LLC, and Janus Services LLC;
 Street                                                   Chief Compliance Officer of Bay Isle
 Denver, CO 80206                                         Financial LLC and Enhanced Investment
 Age 47                                                   Technologies LLC. Formerly, Vice President
                                                          of Janus Capital (2000-2005); Vice
                                                          President (2004-2005) and Assistant Vice
                                                          President (2000-2004) of Janus Services
                                                          LLC; Vice President (2000-2001) of Janus
                                                          Distributors LLC; and Senior Vice President
                                                          and Director (1985-2000) of Mutual Fund
                                                          Compliance for Van Kampen Funds.
-----------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUNDS                   TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Girard C. Miller  President and Chief     11/03-Present  Executive Vice President and Chief
 151 Detroit       Executive Officer                      Operating Officer of Janus Capital Group
 Street                                                   Inc. and Janus Capital; President of Janus
 Denver, CO 80206                                         Distributors LLC and Janus Capital
 Age 53                                                   International LLC; Executive Vice President
                                                          of Janus Services LLC; President and
                                                          Director of Janus Management Holdings
                                                          Corporation; Chief Operating Officer and
                                                          President of Capital Group Partners, Inc.
                                                          and Director of Janus World Funds.
                                                          Formerly, Director of Capital Group
                                                          Partners, Inc. (2003-2004); President and
                                                          Chief Executive Officer of ICMA Retirement
                                                          Corporation (1993-2003).
-----------------------------------------------------------------------------------------------------
 Jesper Nergaard   Vice President,         2/05- Present  Formerly, Director of Financial Reporting
 151 Detroit       Treasurer and                          for OppenheimerFunds, Inc. (2004-2005);
 Street            Principal Accounting                   Site Manager and First Vice President of
 Denver, CO 80206  Officer                                Mellon Global Securities Services (2003);
 Age 42                                                   and Director of Fund Accounting, Project
                                                          Development and Training for INVESCO Funds
                                                          Group (1994-2003).
-----------------------------------------------------------------------------------------------------



 * Officers are elected annually by the Trustees for a one-year term.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUNDS                   TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Loren M. Starr    Vice President and      11/03-Present  Senior Vice President and Chief Financial
 151 Detroit       Chief Financial                        Officer of Janus Capital, Janus Capital
 Street            Officer                                Group Inc., Janus Services LLC, Janus
 Denver, CO 80206                                         Institutional Services LLC, and Janus
 Age 43            President and Chief     9/02-11/03     Distributors LLC; Senior Vice President,
                   Executive Officer                      Chief Financial Officer and Director of
                                                          Janus Management Holdings Corporation;
                                                          Senior Vice President, Chief Financial
                                                          Officer and Treasurer of Janus
                                                          International Limited; Director of Janus
                                                          Holdings Corporation, Capital Group
                                                          Partners, Inc. and Janus International
                                                          Holdings LLC; Working Director of Bay Isle
                                                          Financial LLC and Enhanced Investment
                                                          Technologies, LLC; and Board member of
                                                          Janus Global Funds SPC. Formerly, Director
                                                          of Janus Capital Trust Manager Limited
                                                          (2001-2004), Janus World Principal
                                                          Protected Funds (2002-2004), Janus
                                                          International (Asia) Limited (2002-2004)
                                                          and Janus World Funds (2001-2004); Vice
                                                          President of Janus Capital Group Inc.
                                                          (2003); Vice President (2001-2003), Chief
                                                          Financial Officer (2001-2004) and Treasurer
                                                          (2001-2003) of Janus Capital International
                                                          LLC; Vice President (2001-2004) and
                                                          Treasurer (2001-2003) of Janus Services
                                                          LLC; Vice President (2001-2003), Treasurer
                                                          (2001-2002) and Director (2002-2003) of
                                                          Janus Capital; Vice President (2002-2005)
                                                          and Treasurer (2002) of Janus Distributors
                                                          LLC; Vice President (2001-2005) and
                                                          Director (2002-2004) of Janus International
                                                          Limited; Vice President (2002-2005) and
                                                          Treasurer (2002-2003) of Janus
                                                          Institutional Services LLC; Vice President
                                                          (2003-2005) of Janus Management Holdings
                                                          Corporation; Senior Vice President and
                                                          Director of Capital Group Partners, Inc.
                                                          (2003-2004); Vice President, Treasurer and
                                                          Chief Financial Officer (2001-2002) for
                                                          Janus International Holding, Inc.; and
                                                          Managing Director, Treasurer and Head of
                                                          Corporate Finance and Reporting (1998-2001)
                                                          for Putnam Investments.
-----------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         John W. McCarter, Jr.   4
 COMMITTEE    process, the system of internal         (Chairman)
              control over financial reporting,       Dennis B. Mullen
              disclosure controls and procedures,     William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trusts' use of brokerage commissions    William F. McCalpin
              and placement of portfolio              Dennis B. Mullen
              transactions.
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     4
 REGULATORY   procedures adopted by the Trusts,       (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Martin H. Waldinger and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code of
              Ethics.
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   Dennis B. Mullen        4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          John W. McCarter, Jr.
 COMMITTEE    meetings, and oversees the              William D. Stewart
              administration of, and ensures the
              compliance with, the Trusts'
              Governance Procedures and Guidelines
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 PRICING      Determines the fair value of            William D. Stewart      26
 COMMITTEE    restricted and other securities for     (Chairman)
              which market quotations are not         James T. Rothe
              readily available, or that are deemed   Martin H. Waldinger
              not to be reliable, pursuant to
              procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------



   The table below gives the dollar range of shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.




-----------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                            DOLLAR RANGE OF EQUITY                                      COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN SHARES OF THE FUNDS                           TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                                        over $100,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        Janus Money Market Fund                     over $100,000   over $100,000
-----------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      Janus Money Market Fund                      $1 - $10,000   over $100,000
-----------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             Janus Tax-Exempt Money Market Fund     $50,001 - $100,000   over $100,000
                            Janus Money Market Fund                      $1 - $10,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         Janus Money Market Fund                 $10,001 - $50,000   over $100,000
-----------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                                        over $100,000
-----------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY           None                                                        over $100,000
-----------------------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.



                                                  Aggregate Compensation       Total Compensation
                                                    From the Funds for      From the Janus Funds for
                                                    Fiscal year ended          calendar year ended
Name of Person, Position                             October 31, 2004         December 31, 2004(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                   $39,896                    $409,074
William F. McCalpin, Trustee                             $35,555                    $238,500
John W. McCarter, Jr., Trustee                           $25,945                    $234,000
James T. Rothe, Trustee                                  $36,469                    $293,000
William D. Stewart, Trustee                              $27,791                    $243,000
Martin H. Waldinger, Trustee                             $36,055                    $238,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(2)                             $   --                     $    --



(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.

(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund (except for Janus Government Money Market Fund, whose net asset value is normally determined as of 5:00 p.m., New York time). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Manual or Shareholder's Guide section of the Funds' Prospectus contains detailed information about the purchase of Shares.

DETERMINATION OF NET ASSET VALUE

   Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
   (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


   If investors do not elect online at www.janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election (which may be made online at www.janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at www.janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


   Procedures for selling shares are set forth in the Shareholder's Manual or Shareholder's Guide section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------


   Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at www.janus.com. Applications for specific types of accounts may be obtained by visiting www.janus.com, calling a Janus representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.


ONLINE AND TELEPHONE TRANSACTIONS

   As stated in the Prospectuses, shareholders may initiate a number of transactions at www.janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at www.janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations. Your account information should be kept private, and you should immediately review any account statements that you receive from Janus. Someone other than you could act on your account if they are able to provide the required identifying information. Contact Janus immediately about any transactions you believe to be unauthorized.

SYSTEMATIC REDEMPTIONS


   As stated in the Shareholder's Manual or Shareholder's Guide section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of Shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.



   Information about requirements to establish a systematic redemption option may be obtained by visiting www.janus.com, calling a Janus representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------


   The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund Shares, depending on rules prescribed by the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"). Traditional and Roth Individual Retirement Accounts ("IRAs") may be used by most individuals who have taxable compensation. Simplified Employee Pensions ("SEPs") and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.


   Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.


   To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit www.janus.com, call a Janus representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected as of or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the following day.

   Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. (New York time), 5:00 p.m. for Janus Government Money Market Fund, on the day of receipt and such Shares will begin to accrue dividends on the first bank business day following receipt of the order. Requests for redemption of Shares of a Fund will be redeemed as of the next determined net asset value. If processed by 4:00 p.m. (New York time), 5:00 p.m. for Janus Government Money Market Fund, such redemption will generally include dividends declared through the day of redemption. However, redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. If shares of a Fund were originally purchased by check or through an Automated Clearing House transaction, the Fund may delay transmittal of redemption proceeds up to 15 days in order to ensure that purchase funds have been collected. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early.

   Distributions for all of the Funds (except Janus Tax-Exempt Money Market
   Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2005, the Officers and Trustees as a group owned less than 1% of the outstanding Shares of the Funds.



   To the knowledge of the Funds, no shareholder owned 5% or more of the outstanding Shares of any Fund included in this SAI as of January 31, 2005.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 29 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

   The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered to the general public. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Institutional Shares, is offered only to clients meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

   The current Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

VOTING RIGHTS

   As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and review their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual report.



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED OCTOBER 31, 2004



   Schedules of Investments as of October 31, 2004



   Statements of Operations for the period ended October 31, 2004



   Statements of Assets and Liabilities as of October 31, 2004



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While at one time the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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

                                  (JANUS LOGO)
                                  www.janus.com

                                  PO Box 173375
                                  Denver, CO 80217-3375
                                  1-800-525-3713

                             February 25, 2005

                             MONEY MARKET FUNDS -- INSTITUTIONAL SHARES
                             Janus Money Market Fund
                             Janus Tax-Exempt Money Market Fund
                             Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").



     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 25, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-29JANUS, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

     Investment Policies and Restrictions and Investment
          Strategies............................................    2
       Investment Adviser and Administrator.....................   17
       Custodian, Transfer Agent and Certain Affiliations.......   26
       Portfolio Transactions and Brokerage.....................   27
       Trustees and Officers....................................   29
       Purchase of Shares.......................................   38
       Redemption of Shares.....................................   40
       Tax-Deferred Accounts....................................   41
       Shareholder Accounts.....................................   42
       Dividends and Tax Status.................................   42
       Principal Shareholders...................................   44
       Miscellaneous Information................................   46
       Financial Statements.....................................   49
       Appendix A...............................................   50
          Description of Securities Ratings.....................   50
       Appendix B...............................................   52
          Description of Municipal Securities...................   52

INVESTMENT POLICIES AND RESTRICTIONS AND
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended ("the 1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Funds have adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

   (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (7) A Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the

   Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

   JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (4) A Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

   Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if, immediately after the acquisition thereof, the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent; however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or
   (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

Debt Obligations

   Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

Obligations of Financial Institutions

   Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Securities

   The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

   When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the nongovernmental issuer, the nongovernmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

   Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the net asset value of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Fund (except that certain funds publish the top five portfolio holdings) are published quarterly, with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Funds' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.



   Specific portfolio level attribution analysis for the Funds is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.



   Third parties which provide services to the Funds, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Funds' insurers, computer systems service providers, the Funds' custodians, accountants/auditors and executing brokers may receive or have access to nonpublic Fund portfolio holdings information. Such parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality. Other recipients of nonpublic portfolio holdings information include fund rating organizations (Moody's Investors Service, Inc.).



   Nonpublic portfolio holdings information may be disclosed to other third parties provided that a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that the Funds have a legitimate business purpose and that disclosure is in the Funds' best interests and the recipient executes an appropriate confidentiality agreement. Examples include unique circumstances such as redemptions in kind, merger transactions and lending transactions. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with the policies and procedures. The Chief Compliance Officer shall report to the Funds' Trustees regarding material compliance matters with respect to the policies and procedures. Janus Capital and certain of its personnel have access to the Funds' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services. No Fund or affiliated entity shall receive compensation or other consideration by virtue of disclosure of a Fund's portfolio holdings.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.




   Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that were instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.



   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.



   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds.


   The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2006. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


   On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund will be 0.08% and by Shares of Janus Government Money Market Fund will be 0.05%. Janus Capital has agreed to continue such reductions until at least March 1, 2006.



   The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:



                                         2004                         2003                         2002
                               -------------------------   --------------------------   --------------------------
                                 Advisory      Advisory      Advisory      Advisory       Advisory      Advisory
                                Fees Prior    Fees After    Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                      to Reduction   Reduction    to Reduction    Reduction    to Reduction    Reduction
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund        $18,560,746    $9,280,373   $26,260,550    $13,130,275   $31,787,456    $15,893,728
Janus Tax-Exempt Money Market
 Fund                          $   364,941    $  182,470   $   549,229    $   274,615   $   604,088    $   302,044
Janus Government Money Market
 Fund                          $ 2,056,016    $1,028,008   $ 3,429,594    $ 1,714,797   $ 3,599,998    $ 1,799,999

   The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:



                                         2004                         2003                         2002
                               -------------------------   --------------------------   --------------------------
                                  Admin-        Admin-        Admin-        Admin-         Admin-        Admin-
                                istration     istration     istration      istration     istration      istration
                                Fees Prior    Fees After    Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                      to Reduction   Reduction    to Reduction    Reduction    to Reduction    Reduction
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund -
 Institutional Shares          $11,180,220    $5,962,784   $15,605,651    $ 8,323,041   $18,948,971    $10,106,118
Janus Tax-Exempt Money
 Market Fund - Institutional
 Shares                        $    92,701    $   49,441   $   151,844    $    80,983   $   164,031    $    87,483
Janus Government Money
 Market Fund - Institutional
 Shares                        $   915,078    $  305,026   $ 1,705,363    $   568,454   $ 1,876,014    $   625,338


   Advisory fees are paid on the Fund level while administration fees are paid on the class level.

   Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Funds' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:


   - the investment objective and strategy of each Fund;

   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading and administrative services to the Funds), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Funds;

   - the historical investment performance of each Fund and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Fund's performance;

   - the structure and rate of advisory fees payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Fund and of comparable funds managed by other advisers;

   - compensation payable by the Funds to affiliates of Janus Capital for other services;


   - the methodology used by Janus Capital in determining the compensation payable to the investment personnel and the competition for investment management talent;



   - Janus Capital's agreement to discontinue the use of the Funds' portfolio brokerage transactions to obtain research through brokers from third parties;


   - changes in the level of assets in the Funds and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Funds.


   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the investment personnel for each Fund, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.


   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreement is consistent with the best interests of the Funds and their shareholders.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL


   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund shareholders; and (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.


   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities (including non-money market Janus funds) not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. Copies of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com; and
   (iii) on the SEC's website at http://www.sec.gov.

   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES

   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.


   EXECUTIVE COMPENSATION ISSUES

   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.


   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers.

   Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.


   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.


   For the fiscal year ended October 31, 2004, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

   For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principle transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


   As of October 31, 2004, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                                     Name of                    Value of
Fund Name                                         Broker-Dealer             Securities Owned
----------------------------------------------------------------------------------------------
Janus Money Market Fund                    ABN AMRO Bank N.V. New York       $   70,000,000
                                           Cantor Fitzgerald and Co.            200,000,000
                                           Citigroup Global Markets,          1,421,500,000
                                            Inc.
                                           Credit Suisse First Boston,          100,000,000
                                            Inc.
                                           Goldman Sachs and Co.                175,000,000
                                           JPMorgan Securities, Inc.            544,000,000
                                           Lehman Brothers, Inc.                555,000,000
                                           Merrill Lynch & Company,             501,000,000
                                            Inc.
Janus Government Money Market Fund         ABN AMRO Bank N.V. New York       $  122,900,000
                                           Citigroup Global Markets,             44,300,000
                                            Inc.
                                           Credit Suisse First Boston,           75,000,000
                                            Inc.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, the four registered investment companies consist of 63 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               63               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          2/71-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           63               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Formerly, President (1978-      63               N/A
 151 Detroit Street                                     2002) and Chief Executive
 Denver, CO 80206                                       Officer (1994-2002) of Janus
 Age 67                                                 Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002) of The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002) of Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                              TERM OF
 NAME, AGE AS OF                              OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS           FUNDS                  TIME SERVED    YEARS
-------------------------------------------------------------------------------------------------------
 Jeanine Morroni       Executive Vice         9/03-Present   Vice President of Janus Capital.
 151 Detroit Street    President and
 Denver, CO 80206      Co-Portfolio Manager
 Age 35                Janus Government
                       Money Market Fund
-------------------------------------------------------------------------------------------------------
 Sharon S. Pichler     Executive Vice         12/94-Present  Vice President of Janus Capital and
 151 Detroit Street    President and                         Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                  accounts.
 Age 55                Janus Money Market
                       Fund; and Portfolio
                       Manager Janus
                       Tax-Exempt Money
                       Market Fund
-------------------------------------------------------------------------------------------------------
 J. Eric Thorderson    Executive Vice         9/99-Present   Vice President of Janus Capital and
 151 Detroit Street    President and                         Portfolio Manager for other Janus
 Denver, CO 80206      Co-Portfolio Manager                  accounts.
 Age 43                Janus Government
                       Money Market Fund
                       and Janus Money
                       Market Fund
-------------------------------------------------------------------------------------------------------
 Heidi W. Hardin       Vice President         4/00-Present   Vice President and Assistant General
 151 Detroit Street                                          Counsel to Janus Capital and Janus
 Denver, CO 80206                                            Services LLC.
 Age 37
-------------------------------------------------------------------------------------------------------
 Bonnie M. Howe        Vice President         12/99-Present  Vice President and Assistant General
 151 Detroit Street                                          Counsel to Janus Capital, Janus
 Denver, CO 80206                                            Distributors LLC and Janus Services LLC.
 Age 39                                                      Formerly, Assistant Vice President
                                                             (1998-2000) for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------
 Kelley Abbott Howes   Vice President and     12/99-Present  Senior Vice President and General Counsel
 151 Detroit Street    Secretary                             of Janus Capital; and Janus Services LLC;
 Denver, CO 80206                                            Vice President and Assistant General
 Age 39                General Counsel        4/04-Present   Counsel of Janus Distributors LLC.
                                                             Formerly, Vice President (2000-2004) and
                                                             Assistant General Counsel (2002-2004) of
                                                             Janus Services LLC; Vice President
                                                             (1999-2004) and Assistant General Counsel
                                                             (1999-2004) of Janus Capital; and
                                                             Assistant Vice President (1998-2000) of
                                                             Janus Service Corporation.
-------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-------------------------------------------------------------------------------------------------------
                                               OFFICERS
-------------------------------------------------------------------------------------------------------
                                              TERM OF
 NAME, AGE AS OF                              OFFICE* AND
 DECEMBER 31, 2004     POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS           FUNDS                  TIME SERVED    YEARS
-------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President and     6/02-Present   Senior Vice President and Chief Compliance
 151 Detroit Street    Chief Compliance                      Officer of Janus Capital, Janus
 Denver, CO 80206      Officer                               Distributors LLC, and Janus Services LLC;
 Age 47                                                      Chief Compliance Officer of Bay Isle
                                                             Financial LLC and Enhanced Investment
                                                             Technologies LLC. Formerly, Vice President
                                                             of Janus Capital (2000-2005); Vice
                                                             President (2004-2005) and Assistant Vice
                                                             President (2000-2004) of Janus Services
                                                             LLC; Vice President (2000-2001) of Janus
                                                             Distributors LLC; and Senior Vice
                                                             President and Director (1985-2000) of
                                                             Mutual Fund Compliance for Van Kampen
                                                             Funds.
-------------------------------------------------------------------------------------------------------
 Girard C. Miller      President and Chief    11/03-Present  Executive Vice President and Chief
 151 Detroit Street    Executive Officer                     Operating Officer of Janus Capital Group
 Denver, CO 80206                                            Inc. and Janus Capital; President of Janus
 Age 53                                                      Distributors LLC and Janus Capital
                                                             International LLC; Executive Vice
                                                             President of Janus Services LLC; President
                                                             and Director of Janus Management Holdings
                                                             Corporation; Chief Operating Officer and
                                                             President of Capital Group Partners, Inc.
                                                             and Director of Janus World Funds.
                                                             Formerly, Director of Capital Group
                                                             Partners, Inc. (2003-2004); President and
                                                             Chief Executive Officer of ICMA Retirement
                                                             Corporation (1993-2003).
-------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Vice President,        2/05- Present  Formerly, Director of Financial Reporting
 151 Detroit Street    Treasurer and                         for OppenheimerFunds, Inc. (2004-2005);
 Denver, CO 80206      Principal Accounting                  Site Manager and First Vice President of
 Age 42                Officer                               Mellon Global Securities Services (2003);
                                                             and Director of Fund Accounting, Project
                                                             Development and Training for INVESCO Funds
                                                             Group (1994-2003).
-------------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.

------------------------------------------------------------------------------------------------------
                                               OFFICERS
------------------------------------------------------------------------------------------------------
                                             TERM OF
 NAME, AGE AS OF                             OFFICE* AND
 DECEMBER 31, 2004    POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS          FUNDS                  TIME SERVED    YEARS
------------------------------------------------------------------------------------------------------
 Loren M. Starr       Vice President and     11/03-Present  Senior Vice President and Chief Financial
 151 Detroit Street   Chief Financial                       Officer of Janus Capital, Janus Capital
 Denver, CO 80206     Officer                               Group Inc., Janus Services LLC, Janus
 Age 43                                                     Institutional Services LLC, and Janus
                      President and Chief    9/02-11/03     Distributors LLC; Senior Vice President,
                      Executive Officer                     Chief Financial Officer and Director of
                                                            Janus Management Holdings Corporation;
                                                            Senior Vice President, Chief Financial
                                                            Officer and Treasurer of Janus
                                                            International Limited; Director of Janus
                                                            Holdings Corporation, Capital Group
                                                            Partners, Inc. and Janus International
                                                            Holdings LLC; Working Director of Bay Isle
                                                            Financial LLC and Enhanced Investment
                                                            Technologies, LLC; and Board member of
                                                            Janus Global Funds SPC. Formerly, Director
                                                            of Janus Capital Trust Manager Limited
                                                            (2001-2004), Janus World Principal
                                                            Protected Funds (2002-2004), Janus
                                                            International (Asia) Limited (2002-2004)
                                                            and Janus World Funds (2001-2004); Vice
                                                            President of Janus Capital Group Inc.
                                                            (2003); Vice President (2001-2003), Chief
                                                            Financial Officer (2001-2004) and
                                                            Treasurer (2001-2003) of Janus Capital
                                                            International LLC; Vice President
                                                            (2001-2004) and Treasurer (2001-2003) of
                                                            Janus Services LLC; Vice President
                                                            (2001-2003), Treasurer (2001-2002) and
                                                            Director (2002-2003) of Janus Capital;
                                                            Vice President (2002-2005) and Treasurer
                                                            (2002) of Janus Distributors LLC; Vice
                                                            President (2001-2005) and Director
                                                            (2002-2004) of Janus International
                                                            Limited; Vice President (2002-2005) and
                                                            Treasurer (2002-2003) of Janus
                                                            Institutional Services LLC; Vice President
                                                            (2003-2005) of Janus Management Holdings
                                                            Corporation; Senior Vice President and
                                                            Director of Capital Group Partners, Inc.
                                                            (2003-2004); Vice President, Treasurer and
                                                            Chief Financial Officer (2001-2002) for
                                                            Janus International Holding, Inc.; and
                                                            Managing Director, Treasurer and Head of
                                                            Corporate Finance and Reporting
                                                            (1998-2001) for Putnam Investments.
------------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         John W. McCarter, Jr.   4
 COMMITTEE    process, the system of internal         (Chairman)
              control over financial reporting,       Dennis B. Mullen
              disclosure controls and procedures,     William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trusts' use of brokerage commissions    William F. McCalpin
              and placement of portfolio              Dennis B. Mullen
              transactions.
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     4
 REGULATORY   procedures adopted by the Trusts,       (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Martin H. Waldinger and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code of
              Ethics.
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   Dennis B. Mullen        4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          John W. McCarter, Jr.
 COMMITTEE    meetings, and oversees the              William D. Stewart
              administration of, and ensures the
              compliance with, the Trusts'
              Governance Procedures and Guidelines
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 PRICING      Determines the fair value of            William D. Stewart      26
 COMMITTEE    restricted and other securities for     (Chairman)
              which market quotations are not         James T. Rothe
              readily available, or that are deemed   Martin H. Waldinger
              not to be reliable, pursuant to
              procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------

   The table below gives the dollar range of shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004.




------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED
                                                                              INVESTMENT COMPANIES
                          DOLLAR RANGE OF EQUITY                              OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          SECURITIES IN SHARES OF THE FUNDS                   JANUS FUNDS
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         None                                                over $100,000
------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      None                                                over $100,000
------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    None                                                over $100,000
------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           None                                                over $100,000
------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       None                                                over $100,000
------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      None                                                over $100,000
------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY         Janus Money Market Fund            over $100,000    over $100,000
------------------------------------------------------------------------------------------------------



   The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.



                                                  Aggregate Compensation       Total Compensation
                                                    From the Funds for      From the Janus Funds for
                                                    Fiscal year ended          calendar year ended
Name of Person, Position                             October 31, 2004         December 31, 2004(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                   $39,896                    $409,074
William F. McCalpin, Trustee                             $35,555                    $238,500
John W. McCarter, Jr., Trustee                           $25,945                    $234,000
James T. Rothe, Trustee                                  $36,469                    $293,000
William D. Stewart, Trustee                              $27,791                    $243,000
Martin H. Waldinger, Trustee                             $36,055                    $238,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(2)                             $   --                     $    --



(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.

(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund (except for Janus Government Money Market Fund, whose net asset value is normally determined as of 5:00 p.m., New York time). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide section of the Funds' Prospectus contains detailed information about the purchase of Shares.

DETERMINATION OF NET ASSET VALUE

   Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
   (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the payment date. Any such election (which may be made in writing or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect to change back to automatic reinvestment at any time in writing or by phone.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


   Procedures for redeeming Shares are set forth in the Shareholder's Guide section of the Funds' Prospectus. Shares normally will be redeemed for cash (via wire), although each Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

   The Funds offer tax-deferred retirement plans for rollover accounts in excess of $250,000. The Individual Retirement Account ("IRA") may be used by individuals who meet the above requirement.

   Contributions under Traditional and Roth IRAs, Simplified Employee Pensions ("SEPs"), Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant. The investment is then held by State Street Bank and Trust Company as custodian.

   Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

   To receive additional information about IRAs along with the necessary materials to establish an account, please call the Funds at 1-800-29JANUS or write the Funds at 151 Detroit Street, Denver, Colorado 80206-4805,
   Attention: Institutional Services. No contribution to any IRA can be made until the appropriate forms to establish any such plan have been completed.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts is set forth in the Funds' Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 151 Detroit Street, Denver, Colorado 80206-4805, Attention: Institutional Services.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected as of or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early.

   Distributions for all of the Funds (except Janus Tax-Exempt Money Market
   Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2005, the Officers and Trustees as a group owned 4.73% of Janus Money Market Fund and less than 1% of the outstanding Shares of Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund.



   As of January 31, 2005, the following shareholders owned 5% or more of the Shares of Janus Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
AOL - Time Warner Inc.         75 Rockefeller Plaza                                             9.1%
                               New York, NY 10019-6908
Xerox Corporation              800 Long Ridge Road                                              5.0%
                               Stamford, CT 06902-1288



   As of January 31, 2005, the following shareholder owned more than 25% of the Shares of Janus Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
Comerica Bank(1)               411 West Lafayette Street                                       32.9%
                               Detroit, MI 48226-3155



(1) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.



   As of January 31, 2005, the following shareholders owned more than 25% of the Shares of Janus Tax-Exempt Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
John M. O'Quinn PC(1)          3518 Travis Street                                               65.9%
                               Houston, TX 77002-9542
John M. O'Quinn(1)             3518 Travis Street                                               29.8%
                               Houston, TX 77002-9542



(1) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.



   As of January 31, 2005, the following shareholder owned 5% or more of the Shares of Janus Government Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
Delta Dental Plan of           100 1st Street                                                  18.5%
 California                    San Francisco, CA 94105-2634

   As of January 31, 2005, the following shareholder owned more than 25% of the Shares of Janus Government Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
Comerica Bank(1)               411 West Lafayette Street                                       61.2%
                               Detroit, MI 48226-3155



(1) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.



   To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding Shares of any Fund included in this SAI as of January 31, 2005.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 29 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

   The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A second class of shares, Service Shares, is offered through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

   The current Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

VOTING RIGHTS

   As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and review their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual report.



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED OCTOBER 31, 2004



   Schedules of Investments as of October 31, 2004



   Statements of Operations for the period ended October 31, 2004



   Statements of Assets and Liabilities as of October 31, 2004



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While at one time the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

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

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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

                                  [JANUS LOGO]

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-29JANUS

                              February 25, 2005

                              MONEY MARKET FUNDS - SERVICE SHARES
                              Janus Money Market Fund
                              Janus Tax-Exempt Money Market Fund
                              Janus Government Money Market Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund. The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").



     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 25, 2005, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-29JANUS, or by writing the Funds at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions and Investment
          Strategies............................................    2
       Investment Adviser and Administrator.....................   17
       Custodian, Transfer Agent and Certain Affiliations.......   26
       Portfolio Transactions and Brokerage.....................   27
       Trustees and Officers....................................   29
       Purchase of Shares.......................................   38
       Redemption of Shares.....................................   39
       Shareholder Accounts.....................................   40
       Dividends and Tax Status.................................   40
       Principal Shareholders...................................   42
       Miscellaneous Information................................   44
       Financial Statements.....................................   47
       Appendix A...............................................   48
          Description of Securities Ratings.....................   48
       Appendix B...............................................   50
          Description of Municipal Securities...................   50

INVESTMENT POLICIES AND RESTRICTIONS AND
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

   Each Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of Shares if a matter affects just that Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended ("the 1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Funds have adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) A Fund may not purchase securities if 25% or more of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

   (4) A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (7) A Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

   (8) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Funds interpret restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the

   Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

FUNDAMENTAL INVESTMENT POLICY APPLICABLE TO JANUS TAX-EXEMPT MONEY MARKET FUND

   JANUS TAX-EXEMPT MONEY MARKET FUND. As a fundamental policy, this Fund will invest, under normal circumstances, at least 80% of its net assets in short-term municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax.

   Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (2) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (3) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (4) A Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


   For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

   Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, each Fund (except Janus Tax-Exempt Money Market Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund, in certain cases) may not invest in a second-tier security if, immediately after the acquisition thereof, the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

   The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent; however, the Funds will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

When-Issued and Delayed Delivery Securities

   Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

   From time to time, the Funds may invest in securities of other investment companies. The Funds are subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or
   (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Funds and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

Debt Obligations

   Janus Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

Obligations of Financial Institutions

   Janus Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   To the extent permitted by its investment objective and policies, each Fund, particularly Janus Government Money Market Fund and to a lesser extent, Janus Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Securities

   The municipal securities in which Janus Tax-Exempt Money Market Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B.

   When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the nongovernmental issuer, the nongovernmental issuer will be deemed to be the sole issuer of the bond.

Municipal Leases

   Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Funds will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the net asset value of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Fund (except that certain funds publish the top five portfolio holdings) are published quarterly, with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Funds' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.



   Specific portfolio level attribution analysis for the Funds is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.



   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.



   Third parties which provide services to the Funds, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Funds' insurers, computer systems service providers, the Funds' custodians, accountants/auditors and executing brokers may receive or have access to nonpublic Fund portfolio holdings information. Such parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality. Other recipients of nonpublic portfolio holdings information include fund rating organizations (Moody's Investors Service, Inc.).



   Nonpublic portfolio holdings information may be disclosed to other third parties provided that a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that the Funds have a legitimate business purpose and that disclosure is in the Funds' best interests and the recipient executes an appropriate confidentiality agreement. Examples include unique circumstances such as redemptions in kind, merger transactions and lending transactions. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with the policies and procedures. The Chief Compliance Officer shall report to the Funds' Trustees regarding material compliance matters with respect to the policies and procedures. Janus Capital and certain of its personnel have access to the Funds' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services. No Fund or affiliated entity shall receive compensation or other consideration by virtue of disclosure of a Fund's portfolio holdings.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------

   As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


   Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.



   Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that were instrumental in the acquisition or retention of shareholders for the Funds or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.



   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.



   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Funds.


   The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2006. In addition, the Funds pay brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


   On behalf of the Shares, each of the Funds has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of 0.40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Money Market Fund and Janus Tax-Exempt Money Market Fund will be 0.33% and by Shares of Janus Government Money Market Fund will be 0.30%. Janus Capital has agreed to continue such reductions until at least March 1, 2006.


   Janus Capital may use all or a portion of its administration fee, designated separately as service fees, to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions would provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, and providing other similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

   The following table summarizes the advisory fees paid by the Funds for the fiscal years ended October 31:



                                         2004                         2003                         2002
                               -------------------------   --------------------------   --------------------------
                                 Advisory      Advisory      Advisory      Advisory       Advisory      Advisory
                                Fees Prior    Fees After    Fees Prior    Fees After     Fees Prior    Fees After
Fund Name                      to Reduction   Reduction    to Reduction    Reduction    to Reduction    Reduction
------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund        $18,560,746    $9,280,373   $26,260,550    $13,130,275   $31,787,456    $15,893,728
Janus Tax-Exempt Money Market
 Fund                          $   364,941    $  182,470   $   549,229    $   274,615   $   604,088    $   302,044
Janus Government Money Market
 Fund                          $ 2,056,016    $1,028,008   $ 3,429,594    $ 1,714,797   $ 3,599,998    $ 1,799,999



   The following table summarizes the administration fees paid by the Shares for the fiscal years ended October 31:



                                                 2004                        2003                        2002
                                       -------------------------   -------------------------   -------------------------
                                          Admin-        Admin-        Admin-        Admin-        Admin-        Admin-
                                        istration     istration     istration     istration     istration     istration
                                        Fees Prior    Fees After    Fees Prior    Fees After    Fees Prior    Fees After
Fund Name                              to Reduction   Reduction    to Reduction   Reduction    to Reduction   Reduction
------------------------------------------------------------------------------------------------------------------------
Janus Money Market Fund - Service
 Shares                                  $145,684      $120,189      $102,159      $54,485       $78,326       $64,619
Janus Tax-Exempt Money Market Fund -
 Service Shares                          $    498      $    411      $    350      $   187       $   185       $   153
Janus Government Money Market Fund -
 Service Shares                          $659,093      $494,320      $284,717      $94,906       $78,793       $59,096


   Advisory fees are paid on the Fund level while administration fees are paid on the class level.

   Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

   In approving the Funds' Advisory Agreements, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:


   - the investment objective and strategy of each Fund;


   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading and administrative services to the Funds), and its resources and investment process;

   - the terms of each Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Funds;

   - the historical investment performance of each Fund and of comparable funds managed by other advisers over various periods, and the efforts by Janus Capital to improve each Fund's performance;

   - the structure and rate of advisory fees payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of each Fund and of comparable funds managed by other advisers;

   - compensation payable by the Funds to affiliates of Janus Capital for other services;


   - the methodology used by Janus Capital in determining the compensation payable to the investment personnel and the competition for investment management talent;



   - Janus Capital's agreement to discontinue the use of the Funds' portfolio brokerage transactions to obtain research through brokers from third parties;


   - changes in the level of assets in the Funds and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Funds.


   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the investment personnel for each Fund, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.


   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved each Advisory Agreement after concluding that the compensation for those services is reasonable and that approval of the Advisory Agreement is consistent with the best interests of the Funds and their shareholders.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL


   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.



   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


   Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund shareholders; and (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.


   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Funds, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities (including non-money market Janus funds) not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


   Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. Copies of Janus Capital's policies and procedures are available: (i) without charge, upon request, by calling 1-800-525-3713; (ii) on the Funds' website at www.janus.com; and
   (iii) on the SEC's website at http://www.sec.gov.


   Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES

   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.


   EXECUTIVE COMPENSATION ISSUES

   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

   Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Services a fee.


   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.


   For the fiscal year ended October 31, 2004, the Funds paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.

   For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Funds did not incur any brokerage commissions. The Funds generally buy and sell securities in principal transactions, in which no commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the respective Fund will be no less favorable than that of contemporaneously available principle transactions.

   When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


   As of October 31, 2004, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                                     Name of                    Value of
Fund Name                                         Broker-Dealer             Securities Owned
----------------------------------------------------------------------------------------------
Janus Money Market Fund                    ABN AMRO Bank N.V. New York       $   70,000,000
                                           Cantor Fitzgerald and Co.            200,000,000
                                           Citigroup Global Markets,          1,421,500,000
                                            Inc.
                                           Credit Suisse First Boston,          100,000,000
                                            Inc.
                                           Goldman Sachs and Co.                175,000,000
                                           JPMorgan Securities, Inc.            544,000,000
                                           Lehman Brothers, Inc.                555,000,000
                                           Merrill Lynch & Company,             501,000,000
                                            Inc.
Janus Government Money Market Fund         ABN AMRO Bank N.V. New York       $  122,900,000
                                           Citigroup Global Markets,             44,300,000
                                            Inc.
                                           Credit Suisse First Boston,           75,000,000
                                            Inc.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, the four registered investment companies consist of 63 series or funds.

   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               63               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          2/71-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUNDS       SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           63               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Formerly, President (1978-      63               N/A
 151 Detroit Street                                     2002) and Chief Executive
 Denver, CO 80206                                       Officer (1994-2002) of Janus
 Age 67                                                 Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002) of The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002) of Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUNDS                   TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Jeanine Morroni   Executive Vice          9/03-Present   Vice President of Janus Capital.
 151 Detroit       President and
 Street            Co-Portfolio Manager
 Denver, CO 80206  Janus Government Money
 Age 35            Market Fund
-----------------------------------------------------------------------------------------------------
 Sharon S.         Executive Vice          12/94-Present  Vice President of Janus Capital and
 Pichler           President and                          Portfolio Manager for other Janus accounts.
 151 Detroit       Co-Portfolio Manager
 Street            Janus Money Market
 Denver, CO 80206  Fund; and Portfolio
 Age 55            Manager Janus
                   Tax-Exempt Money
                   Market Fund
-----------------------------------------------------------------------------------------------------
 J. Eric           Executive Vice          9/99-Present   Vice President of Janus Capital and
 Thorderson        President and                          Portfolio Manager for other Janus accounts.
 151 Detroit       Co-Portfolio Manager
 Street            Janus Government Money
 Denver, CO 80206  Market Fund
 Age 43            and Janus Money Market
                   Fund
-----------------------------------------------------------------------------------------------------
 Heidi W. Hardin   Vice President          4/00-Present   Vice President and Assistant General
 151 Detroit                                              Counsel to Janus Capital and Janus Services
 Street                                                   LLC.
 Denver, CO 80206
 Age 37
-----------------------------------------------------------------------------------------------------
 Bonnie M. Howe    Vice President          12/99-Present  Vice President and Assistant General
 151 Detroit                                              Counsel to Janus Capital, Janus
 Street                                                   Distributors LLC and Janus Services LLC.
 Denver, CO 80206                                         Formerly, Assistant Vice President
 Age 39                                                   (1998-2000) for Janus Service Corporation.
-----------------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and      12/99-Present  Senior Vice President and General Counsel
 Howes             Secretary                              of Janus Capital; and Janus Services LLC;
 151 Detroit                                              Vice President and Assistant General
 Street            General Counsel         4/04-Present   Counsel of Janus Distributors LLC.
 Denver, CO 80206                                         Formerly, Vice President (2000- 2004) and
 Age 39                                                   Assistant General Counsel (2002-2004) of
                                                          Janus Services LLC; Vice President
                                                          (1999-2004) and Assistant General Counsel
                                                          (1999-2004) of Janus Capital; and Assistant
                                                          Vice President (1998-2000) of Janus Service
                                                          Corporation.
-----------------------------------------------------------------------------------------------------
 David R.          Vice President and      6/02-Present   Senior Vice President and Chief Compliance
 Kowalski          Chief Compliance                       Officer of Janus Capital, Janus
 151 Detroit       Officer                                Distributors LLC, and Janus Services LLC;
 Street                                                   Chief Compliance Officer of Bay Isle
 Denver, CO 80206                                         Financial LLC and Enhanced Investment
 Age 47                                                   Technologies LLC. Formerly, Vice President
                                                          of Janus Capital (2000-2005); Vice
                                                          President (2004-2005) and Assistant Vice
                                                          President (2000-2004) of Janus Services
                                                          LLC; Vice President (2000-2001) of Janus
                                                          Distributors LLC; and Senior Vice President
                                                          and Director (1985-2000) of Mutual Fund
                                                          Compliance for Van Kampen Funds.
-----------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUNDS                   TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Girard C. Miller  President and Chief     11/03-Present  Executive Vice President and Chief
 151 Detroit       Executive Officer                      Operating Officer of Janus Capital Group
 Street                                                   Inc. and Janus Capital; President of Janus
 Denver, CO 80206                                         Distributors LLC and Janus Capital
 Age 53                                                   International LLC; Executive Vice President
                                                          of Janus Services LLC; President and
                                                          Director of Janus Management Holdings
                                                          Corporation; Chief Operating Officer and
                                                          President of Capital Group Partners, Inc.
                                                          and Director of Janus World Funds.
                                                          Formerly, Director of Capital Group
                                                          Partners, Inc. (2003-2004); President and
                                                          Chief Executive Officer of ICMA Retirement
                                                          Corporation (1993-2003).
-----------------------------------------------------------------------------------------------------
 Jesper Nergaard   Vice President,         2/05- Present  Formerly, Director of Financial Reporting
 151 Detroit       Treasurer and                          for OppenheimerFunds, Inc. (2004-2005);
 Street            Principal Accounting                   Site Manager and First Vice President of
 Denver, CO 80206  Officer                                Mellon Global Securities Services (2003);
 Age 42                                                   and Director of Fund Accounting, Project
                                                          Development and Training for INVESCO Funds
                                                          Group (1994-2003).
-----------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUNDS                   TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Loren M. Starr    Vice President and      11/03-Present  Senior Vice President and Chief Financial
 151 Detroit       Chief Financial                        Officer of Janus Capital, Janus Capital
 Street            Officer                                Group Inc., Janus Services LLC, Janus
 Denver, CO 80206                                         Institutional Services LLC, and Janus
 Age 43            President and Chief     9/02-11/03     Distributors LLC; Senior Vice President,
                   Executive Officer                      Chief Financial Officer and Director of
                                                          Janus Management Holdings Corporation;
                                                          Senior Vice President, Chief Financial
                                                          Officer and Treasurer of Janus
                                                          International Limited; Director of Janus
                                                          Holdings Corporation, Capital Group
                                                          Partners, Inc. and Janus International
                                                          Holdings LLC; Working Director of Bay Isle
                                                          Financial LLC and Enhanced Investment
                                                          Technologies, LLC; and Board member of
                                                          Janus Global Funds SPC. Formerly, Director
                                                          of Janus Capital Trust Manager Limited
                                                          (2001-2004), Janus World Principal
                                                          Protected Funds (2002-2004), Janus
                                                          International (Asia) Limited (2002-2004)
                                                          and Janus World Funds (2001-2004); Vice
                                                          President of Janus Capital Group Inc.
                                                          (2003); Vice President (2001-2003), Chief
                                                          Financial Officer (2001-2004) and Treasurer
                                                          (2001-2003) of Janus Capital International
                                                          LLC; Vice President (2001-2004) and
                                                          Treasurer (2001-2003) of Janus Services
                                                          LLC; Vice President (2001-2003), Treasurer
                                                          (2001-2002) and Director (2002-2003) of
                                                          Janus Capital; Vice President (2002-2005)
                                                          and Treasurer (2002) of Janus Distributors
                                                          LLC; Vice President (2001-2005) and
                                                          Director (2002-2004) of Janus International
                                                          Limited; Vice President (2002-2005) and
                                                          Treasurer (2002-2003) of Janus
                                                          Institutional Services LLC; Vice President
                                                          (2003-2005) of Janus Management Holdings
                                                          Corporation; Senior Vice President and
                                                          Director of Capital Group Partners, Inc.
                                                          (2003-2004); Vice President, Treasurer and
                                                          Chief Financial Officer (2001-2002) for
                                                          Janus International Holding, Inc.; and
                                                          Managing Director, Treasurer and Head of
                                                          Corporate Finance and Reporting (1998-2001)
                                                          for Putnam Investments.
-----------------------------------------------------------------------------------------------------



* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         John W. McCarter, Jr.   4
 COMMITTEE    process, the system of internal         (Chairman)
              control over financial reporting,       Dennis B. Mullen
              disclosure controls and procedures,     William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trusts' use of brokerage commissions    William F. McCalpin
              and placement of portfolio              Dennis B. Mullen
              transactions.
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     4
 REGULATORY   procedures adopted by the Trusts,       (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Martin H. Waldinger and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code of
              Ethics.
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   Dennis B. Mullen        4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          John W. McCarter, Jr.
 COMMITTEE    meetings, and oversees the              William D. Stewart
              administration of, and ensures the
              compliance with, the Trusts'
              Governance Procedures and Guidelines
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 PRICING      Determines the fair value of            William D. Stewart      26
 COMMITTEE    restricted and other securities for     (Chairman)
              which market quotations are not         James T. Rothe
              readily available, or that are deemed   Martin H. Waldinger
              not to be reliable, pursuant to
              procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------



   The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2004. As of December 31, 2004, none of the Trustees owned Shares of the Funds included in this SAI.



------------------------------------------------------------------------------------------------
                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                             REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                              IN JANUS FUNDS
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                            over $100,000
------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN                         over $100,000
------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                       over $100,000
------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                              over $100,000
------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                          over $100,000
------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                         over $100,000
------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY                            over $100,000
------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.



                                                  Aggregate Compensation       Total Compensation
                                                    From the Funds for      From the Janus Funds for
                                                    Fiscal year ended          calendar year ended
Name of Person, Position                             October 31, 2004         December 31, 2004(1)
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                   $39,896                    $409,074
William F. McCalpin, Trustee                             $35,555                    $238,500
John W. McCarter, Jr., Trustee                           $25,945                    $234,000
James T. Rothe, Trustee                                  $36,469                    $293,000
William D. Stewart, Trustee                              $27,791                    $243,000
Martin H. Waldinger, Trustee                             $36,055                    $238,500
INTERESTED TRUSTEE
Thomas H. Bailey, Trustee(2)                             $   --                     $    --



(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.

(2) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

   Shares are sold at the net asset value per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by a Fund (except for Janus Government Money Market Fund, whose net asset value is normally determined as of 5:00 p.m., New York time). A Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide section of the Funds' Prospectus contains detailed information about the purchase of Shares.

DETERMINATION OF NET ASSET VALUE

   Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
   (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


   Redemptions, like purchases, may only be effected through the trust accounts, cash management programs and similar programs of participating banks and financial institutions. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



   The right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts is set forth in the Funds' Prospectus. Applications to open accounts may be obtained by calling or writing your Financial Institution.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase request is received from a Financial Institution as of or prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined net asset value. Redemption requests made by wire that are received from a Financial Institution prior to 3:00 p.m. (New York time) for Janus Money Market Fund, 5:00 p.m. for Janus Government Money Market Fund and 12:00 p.m. for Janus Tax-Exempt Money Market Fund on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early.

   Distributions for all of the Funds (except Janus Tax-Exempt Money Market
   Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

   The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2005, the Officers and Trustees as a group owned less than 1% of the outstanding Shares of the Funds.





   As of January 31, 2005, the following shareholders owned more than 25% of the Shares of Janus Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
Wells Fargo Brokerage          608 2nd Avenue South                                            73.1%
 Services, LLC(1)(2)           Minneapolis, MN 55402-1916
EGAP & Co.(2)(3)               Chittenden Trust Company                                        26.9%
                               P.O. Box 820
                               Burlington, VT 05402-0820



(1) Wells Fargo Brokerage Services, LLC, is governed under the laws of the State of California, and its parent company is Wells Fargo Co.


(2) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.


(3) EGAP & Co. is governed under the laws of the State of Vermont, and its parent company is Chittenden Trust Company.



   As of January 31, 2005, the following shareholder owned more than 25% of the Shares of Janus Tax-Exempt Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
US Bank(1)(2)                  P.O. Box 1787                                                  100.00%
                               Milwaukee, WI 53201-1787



(1) US Bank is governed under the laws of the State of Minnesota, and its parent company is U.S. Bancorp.


(2) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.

   As of January 31, 2005, the following shareholders owned more than 25% of the Shares of Janus Government Money Market Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
EGAP & Co.(1)(2)               Chittenden Trust Company                                        73.5%
                               P.O. Box 820
                               Burlington, VT 05402-0820
Wells Fargo Brokerage          608 2nd Avenue South                                            26.5%
 Services, LLC(2)(3)           Minneapolis, MN 55402-1916



(1) EGAP & Co. is governed under the laws of the State of Vermont, and its parent company is Chittenden Trust Company.


(2) This entity could be deemed to be a "control person" and may have the power to control any of the Shares of the Fund.


(3) Wells Fargo Brokerage Services, LLC, is governed under the laws of the State of California, and its parent company is Wells Fargo Co.



   To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding Shares of any Fund included in this SAI as of January 31, 2005.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 29 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by the shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

   The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer three classes of shares by separate prospectuses. The Shares discussed in this SAI are offered only through Financial Institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. A second class of shares, Institutional Shares, is offered to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria. A third class of shares, Investor Shares, is offered to the general public.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights, determining whether to bring certain derivative actions, or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

   The current Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

VOTING RIGHTS

   As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and review their tax returns.


REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual report.



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED OCTOBER 31, 2004



   Schedules of Investments as of October 31, 2004



   Statements of Operations for the period ended October 31, 2004



   Statements of Assets and Liabilities as of October 31, 2004



   Statements of Changes in Net Assets for each of the periods indicated



   Financial Highlights for each of the periods indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While at one time the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                  [JANUS LOGO]

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-29JANUS

                                     February 25, 2005
                                      Janus Institutional Cash Reserves Fund

                             JANUS INVESTMENT FUND

                      Statement of Additional Information


     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the initial class of shares ("Shares") of Janus Institutional Cash Reserves Fund. The Fund is a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").



     This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated February 25, 2005 and any supplements thereto, which is incorporated by reference into this SAI and may be obtained from the Trust by calling 1-800-29JANUS or by writing the Fund at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, on www.janus.com, by calling 1-800-29JANUS, or by writing the Fund at the address shown on the back cover of this SAI.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

       Investment Policies and Restrictions and Investment
          Strategies............................................    2
       Investment Adviser and Administrator.....................   16
       Custodian, Transfer Agent and Certain Affiliations.......   24
       Portfolio Transactions and Brokerage.....................   25
       Trustees and Officers....................................   27
       Purchase of Shares.......................................   36
       Redemption of Shares.....................................   37
       Shareholder Accounts.....................................   38
       Dividends and Tax Status.................................   38
       Principal Shareholders...................................   40
       Miscellaneous Information................................   41
       Financial Statements.....................................   44
       Appendix A...............................................   45
          Description of Securities Ratings.....................   45
       Appendix B...............................................   47
          Description of Municipal Securities...................   47

INVESTMENT POLICIES AND RESTRICTIONS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT POLICIES AND RESTRICTIONS

   The Fund has adopted certain fundamental investment policies and restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of Shares if a matter affects just the Fund or that class of Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of Shares) are present or represented by proxy.

   As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended ("the 1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

   The Fund has adopted the following fundamental policies and restrictions:

   (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) The Fund may not purchase securities if 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

   (3) The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

   (4) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

   (5) The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (6) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

   (7) The Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

   (8) The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.


   Investment restriction (1) is intended to reflect the requirements under
   Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the

   Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

   The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

   (1) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

   (2) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

   (3) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

   (4) The Fund may not invest in companies for the purpose of exercising control of management.

   Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") or its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the costs of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

   For purposes of the Fund's policies on investing in particular industries, the Fund relies primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.


INVESTMENT STRATEGIES

   The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
   (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

   Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

   Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

   The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

   The Fund may purchase participation interests in loans or securities in which the Fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

   The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

   Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities


   The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.


   Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

   As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

   The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and

   Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
   (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

   Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

   Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

   The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans;
   mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations

   ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

   Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Securities Lending

   Under procedures adopted by the Trustees, the Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent; however, the Fund will attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, money market mutual funds or other money market accounts, and such other collateral permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Reverse Repurchase Agreements

   Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

   Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.

When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

   From time to time, the Fund may invest in securities of other investment companies. The Fund is subject to the provisions of Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) prohibits a Fund from acquiring (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Funds managed by Janus Capital ("Janus Funds") may invest in securities of the Fund and any other money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds. Cash collateral may also be invested in unaffiliated money market funds or other accounts in excess of limitations of Section 12(d)(1), subject to an appropriate SEC exemptive order.

Debt Obligations

   The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

   The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

Obligations of Financial Institutions

   The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

   Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

   Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

   Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

   The Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United

   States, Farmers Home Administration, Federal Housing Administration and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


   The Fund may invest in municipal leases. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."


   In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

   Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the net asset value of the Fund.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICIES AND PROCEDURES


   The non-money market Funds' full portfolio holdings are available monthly, with a 30-day lag, on www.janus.com. The money market Funds' full portfolio holdings are available monthly, with no lag, on www.janus.com. The non-money market Funds' full portfolio holdings will be posted within approximately two business days after month-end. The money market Funds' full portfolio holdings will be posted within approximately six business days after month-end. All of the Funds' portfolio holdings will remain available until the following month's information is posted. The top ten portfolio holdings for each Fund (except that certain funds publish the top five portfolio holdings) are published quarterly, with a 15-day lag, on www.janus.com. Industry, sector and regional breakdowns are published quarterly, with a 15-day lag, on www.janus.com. On the next business day following the posting of the Funds' holdings on www.janus.com, the holdings are available to third-party distributors, financial consultants and data aggregators.



   Specific portfolio level attribution analysis for the Funds is not publicly disseminated, but is made available monthly upon request via a Janus representative, with a 30-day lag, following the posting of full portfolio holdings on www.janus.com.

   For existing institutional money market clients, full institutional money market fund portfolio holdings are disseminated monthly with no lag, on the next business day following the posting of the money market portfolio holdings on www.janus.com.



   Third parties which provide services to the Funds, such as trade execution measurement systems providers, independent pricing services, proxy voting services, the Funds' insurers, computer systems service providers, the Funds' custodians, accountants/auditors and executing brokers may receive or have access to nonpublic Fund portfolio holdings information. Such parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality. Other recipients of nonpublic portfolio holdings information include fund rating organizations (Moody's Investors Service, Inc.).



   Nonpublic portfolio holdings information may be disclosed to other third parties provided that a good faith determination is made by Janus Capital's Chief Compliance Officer or Operating Committee that the Funds have a legitimate business purpose and that disclosure is in the Funds' best interests and the recipient executes an appropriate confidentiality agreement. Examples include unique circumstances such as redemptions in kind, merger transactions and lending transactions. The Chief Compliance Officer shall request certifications from service providers as deemed necessary and shall monitor marketing and sales practices and other communications with respect to the Funds to determine compliance with the policies and procedures. The Chief Compliance Officer shall report to the Funds' Trustees regarding material compliance matters with respect to the policies and procedures. Janus Capital and certain of its personnel have access to the Funds' portfolio holdings in the course of providing advisory services. Subadvisers also receive or have access to portfolio holdings information on a more frequent basis related to funds for which they provide subadvisory services. No Fund or affiliated entity shall receive compensation or other consideration by virtue of disclosure of a Fund's portfolio holdings.

INVESTMENT ADVISER AND ADMINISTRATOR
--------------------------------------------------------------------------------

   As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


   The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interest persons of Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.



   Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or institutions that were instrumental in the acquisition or retention of shareholders for the Fund or other Janus funds or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Eligibility requirements for such payments to institutional intermediaries are determined by Janus Capital and/or its affiliates.



   In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors") or their affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of or other services. You may wish to consider whether such arrangements exist when evaluating any recommendation of the Funds.



   Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials or business building programs for such intermediaries to raise awareness of the Fund.


   The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least March 1, 2006. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.


   On behalf of the Shares, the Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund has agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders and other costs of complying with applicable laws regulating the sale of Shares. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs. Janus Capital has agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of Janus Institutional Cash Reserves Fund will be 0.08%. Janus Capital has agreed to continue such reductions until at least March 1, 2006.



   The following table summarizes the advisory fees paid by the Fund for the fiscal years ended October 31:



                                        2004                          2003                          2002
                             --------------------------    --------------------------    --------------------------
                               Advisory       Advisory       Advisory       Advisory       Advisory       Advisory
                              Fees Prior     Fees After     Fees Prior     Fees After     Fees Prior     Fees After
Fund Name                    to Reduction    Reduction     to Reduction    Reduction     to Reduction    Reduction
-------------------------------------------------------------------------------------------------------------------
Janus Institutional Cash
 Reserves Fund                $4,432,817     $2,216,408     $4,990,752     $2,495,376     $1,175,735      $587,867



   The following table summarizes the administrative fees paid by the Shares for the fiscal years ended October 31:



                                    2004                              2003                              2002
                       -------------------------------   -------------------------------   -------------------------------
                       Administration   Administration   Administration   Administration   Administration   Administration
                         Fees Prior       Fees After       Fees Prior       Fees After       Fees Prior       Fees After
Fund Name               to Reduction      Reduction       to Reduction      Reduction       to Reduction      Reduction
--------------------------------------------------------------------------------------------------------------------------
Janus Institutional
 Cash Reserves Fund      $3,324,613       $1,773,127       $3,743,064       $1,996,301        $881,801         $470,294

   Advisory fees are paid on the Fund level while administration fees are paid on the class level.

   The Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval of a majority of the Trustees of the Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

   In approving the Fund's Advisory Agreement, the Independent Trustees requested and at a series of meetings considered a wide range of information provided by Janus Capital, certain of its affiliates, and Lipper Analytical Services, Inc. At each of these meetings, the Independent Trustees were advised by independent legal counsel.

   Among other things, the Trustees considered information about:

   - the investment objective and strategy of the Fund;


   - Janus Capital, its current personnel (including particularly those personnel with responsibilities for providing investment, portfolio trading and administrative services to the Fund), and its resources and investment process;


   - the term of the Advisory Agreement;

   - the scope and quality of the services that Janus Capital provides to the Fund;

   - the historical investment performance of the Fund and of comparable funds managed by other advisers over various periods and the efforts by Janus Capital to improve Fund performance;

   - the structure and rate of advisory fees payable to Janus Capital by the Fund and by other funds and client accounts managed by Janus Capital, the structure and rate of advisory fees payable to other advisers by comparable funds, and possible alternative fee structures;

   - the total expense ratio of the Fund and of comparable funds managed by other advisers;

   - compensation payable by the Fund to affiliates of Janus Capital for other services;


   - Janus Capital's agreement to discontinue the use of the Fund's portfolio brokerage transactions to obtain research through brokers from third parties;



   - the methodology used by Janus Capital in determining the compensation payable to the investment personnel and the competition for investment management talent;


   - changes in the level of assets in the Fund and of all assets managed by Janus Capital;

   - the competitive market for mutual funds in different distribution channels;

   - the response of Janus Capital to various legal and regulatory proceedings; and

   - the profitability to Janus Capital and its affiliates of their relationships with the Fund.


   The Independent Trustees met privately with each of the senior officers of Janus Capital and with the investment personnel of the Fund, head of trading and Chief Compliance Officer. They also engaged an independent consultant to analyze the alternative compensation methodologies.


   Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Advisory Agreement after concluding that the compensation is reasonable and that approval of the Advisory Agreement is consistent with the best interest of the Fund and its shareholders.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL


   Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more investment personnel will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


   Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


   Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


   Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.



   Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with the federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor and care in all matters relating to the Fund shareholders; and (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.



   Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors and the Fund, and certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities (including non-money market Janus funds) not otherwise exempt. Requests for trading authorization will be denied when, among the reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.


   In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit their profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


   The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. Copies of Janus Capital's policies and procedures are available: (i) without charge, upon request by calling 1-800-29JANUS; (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.



   The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

   Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

   PROXY VOTING PROCEDURES

   Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers and Janus Capital's Office of the Chief Investment Officer. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Chief Investment Officer for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

   The role of the Proxy Voting Committee is to work with Janus Capital portfolio management and Janus Capital's Chief Investment Officer to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

   PROXY VOTING POLICIES

   As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

   BOARD OF DIRECTORS ISSUES
   Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

   AUDITOR ISSUES

   Janus Capital will generally oppose proposals asking for approval of auditors that have a substantial nonaudit relationship with a company.


   EXECUTIVE COMPENSATION ISSUES

   Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. Janus Capital will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.


   GENERAL CORPORATE ISSUES
   Janus Capital will generally oppose proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case-by-case basis.

   SHAREHOLDER PROPOSALS
   If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are moral or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

   A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available on www.janus.com.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

   Citibank, N.A., 111 Wall Street 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.

   Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Fund. The Fund does not pay Janus Services a fee.


   Janus Distributors LLC, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which the Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds for which they receive a higher compensation rate. You may wish to consider these arrangements when evaluating any recommendations of registered representatives.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

   Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

   Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer viewed in terms of either the particular transaction or of the overall responsibility of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials and other research products and services that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.


   For the fiscal year ended October 31, 2004, the Fund paid no brokerage commissions to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Fund.

   The Fund commenced operations on May 15, 2002. For the fiscal years ended October 31, 2004 and October 31, 2003, and for the fiscal period ended October 31, 2002, the Fund did not incur any brokerage commissions. The Fund generally buys and sells securities in principal transactions, in which no commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.

   When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.


   As of October 31, 2004, the Fund owned securities of its regular broker-dealers (or parents), as shown below:



                                                                 Name of                  Value of
Fund Name                                                     Broker Dealer           Securities Owned
------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund                 ABN AMRO BANK N.V. New York      $ 25,000,000
                                                                                         120,600,000
                                                       Citigroup Global Markets,
                                                        Inc.
                                                                                         100,000,000
                                                       JPMorgan Securities, Inc.
                                                                                         115,000,000
                                                       Lehman Brothers, Inc.
                                                                                          75,000,000
                                                       Merrill Lynch & Company,
                                                        Inc.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

   The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


   Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Certain Trustees are also currently Trustees of a fourth registered investment company advised by Janus Capital called Janus Adviser. As of the date of this Statement of Additional Information, the four registered investment companies consist of 63 series or funds.


   The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Chairman         3/04-Present     Private Investor.               63               Director, Red
 151 Detroit Street                                                                                      Robin Gourmet
 Denver, CO 80206     Trustee          2/71-Present                                                      Burgers, Inc.
 Age 61
------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee          6/02-Present     Executive Vice President and    61               Trustee and
 151 Detroit Street                                     Chief Operating Officer of The                   Vice President,
 Denver, CO 80206                                       Rockefeller Brothers Fund (a                     Asian Cultural
 Age 47                                                 private family foundation).                      Council.
------------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee          6/02-Present     President and Chief Executive   61               Chairman of the
 Jr.                                                    Officer of The Field Museum of                   Board and
 151 Detroit Street                                     Natural History.                                 Director,
 Denver, CO 80206                                                                                        Divergence
 Age 66                                                                                                  Inc.; Director
                                                                                                         of A.M. Castle
                                                                                                         & Co. and W.W.
                                                                                                         Grainger, Inc.;
                                                                                                         Trustee of
                                                                                                         Harris Insight
                                                                                                         Funds Trust (19
                                                                                                         portfolios),
                                                                                                         WTTW (Chicago
                                                                                                         public
                                                                                                         television
                                                                                                         station), the
                                                                                                         University of
                                                                                                         Chicago and
                                                                                                         Chicago Public
                                                                                                         Education Fund.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF FUNDS
 NAME, AGE AS OF                                                                        IN FUND COMPLEX  OTHER
 DECEMBER 31, 2004    POSITIONS HELD   LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 AND ADDRESS          WITH FUND        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
------------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee          1/97-Present     Professor Emeritus of           63               Co-founder and
 151 Detroit Street                                     Business, University of                          Managing
 Denver, CO 80206                                       Colorado (since 2004).                           Director,
 Age 61                                                 Formerly, Professor of                           Roaring Fork
                                                        Business, University of                          Capital
                                                        Colorado, Colorado Springs, CO                   Partners
                                                        (2002-2004); and Distinguished                   (private equity
                                                        Visiting Professor of Business                   firm);
                                                        (2001-2002), Thunderbird                         Director, Red
                                                        (American Graduate School of                     Robin Gourmet
                                                        International Management),                       Burgers, Inc.
                                                        Phoenix, AZ.
------------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee          6/84-Present     Corporate Vice President and    61               N/A
 151 Detroit Street                                     General Manager of MKS
 Denver, CO 80206                                       Instruments - HPS Products,
 Age 60                                                 Boulder, CO (a manufacturer of
                                                        vacuum fittings and valves).
------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee          8/69-Present     Consultant                      61               N/A
 151 Detroit Street
 Denver, CO 80206
 Age 66
------------------------------------------------------------------------------------------------------------------------




INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Trustee          6/69-Present     Formerly, President (1978-      63               N/A
 151 Detroit Street                                     2002) and Chief Executive
 Denver, CO 80206                                       Officer (1994-2002) of Janus
 Age 67                                                 Capital or Janus Capital
                                                        Corporation; President and
                                                        Director (1994-2002) of The
                                                        Janus Foundation; Chairman and
                                                        Director (1978-2002) of Janus
                                                        Capital Corporation; and
                                                        Director (1997-2001) of Janus
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------



* The Fund is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
                                             TERM OF
 NAME, AGE AS OF                             OFFICE* AND
 DECEMBER 31, 2004    POSITIONS HELD WITH    LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
 AND ADDRESS          FUND                   TIME SERVED    FIVE YEARS
-----------------------------------------------------------------------------------------------------
 Sharon S. Pichler    Executive Vice         12/94-Present  Vice President of Janus Capital and
 151 Detroit Street   President and                         Portfolio Manager for other Janus
 Denver, CO 80206     Co-Portfolio Manager                  accounts.
 Age 55               Janus Institutional
                      Cash Reserves Fund
-----------------------------------------------------------------------------------------------------
 J. Eric Thorderson   Executive Vice         2/04-Present   Vice President of Janus Capital and
 151 Detroit Street   President and                         Portfolio Manager for other Janus
 Denver, CO 80206     Co-Portfolio Manager                  accounts.
 Age 43               Janus Institutional
                      Cash Reserves Fund
-----------------------------------------------------------------------------------------------------
 Heidi W. Hardin      Vice President         4/00-Present   Vice President and Assistant General
 151 Detroit Street                                         Counsel to Janus Capital and Janus
 Denver, CO 80206                                           Services LLC.
 Age 37
-----------------------------------------------------------------------------------------------------
 Bonnie M. Howe       Vice President         12/99-Present  Vice President and Assistant General
 151 Detroit Street                                         Counsel to Janus Capital, Janus
 Denver, CO 80206                                           Distributors LLC and Janus Services LLC.
 Age 39                                                     Formerly, Assistant Vice President
                                                            (1998-2000) for Janus Service
                                                            Corporation.
-----------------------------------------------------------------------------------------------------
 Kelley Abbott Howes  Vice President and     12/99-Present  Senior Vice President and General Counsel
 151 Detroit Street   Secretary                             of Janus Capital; and Janus Services LLC;
 Denver, CO 80206                                           Vice President and Assistant General
 Age 39               General Counsel        4/04-Present   Counsel of Janus Distributors LLC.
                                                            Formerly, Vice President (2000-2004) and
                                                            Assistant General Counsel (2002-2004) of
                                                            Janus Services LLC; Vice President
                                                            (1999-2004) and Assistant General Counsel
                                                            (1999-2004) of Janus Capital; and
                                                            Assistant Vice President (1998-2000) of
                                                            Janus Service Corporation.
-----------------------------------------------------------------------------------------------------
 David R. Kowalski    Vice President and     6/02-Present   Senior Vice President and Chief
 151 Detroit Street   Chief Compliance                      Compliance Officer of Janus Capital,
 Denver, CO 80206     Officer                               Janus Distributors LLC, and Janus
 Age 47                                                     Services LLC; Chief Compliance Officer of
                                                            Bay Isle Financial LLC and Enhanced
                                                            Investment Technologies LLC. Formerly,
                                                            Vice President of Janus Capital
                                                            (2000-2005); Vice President (2004-2005)
                                                            and Assistant Vice President (2000-2004)
                                                            of Janus Services LLC; Vice President
                                                            (2000-2001) of Janus Distributors LLC;
                                                            and Senior Vice President and Director
                                                            (1985-2000) of Mutual Fund Compliance for
                                                            Van Kampen Funds.
-----------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUND                    TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Girard C. Miller  President and Chief     11/03-Present  Executive Vice President and Chief
 151 Detroit       Executive Officer                      Operating Officer of Janus Capital Group
 Street                                                   Inc. and Janus Capital; President of Janus
 Denver, CO 80206                                         Distributors LLC and Janus Capital
 Age 53                                                   International LLC; Executive Vice President
                                                          of Janus Services LLC; President and
                                                          Director of Janus Management Holdings
                                                          Corporation; Chief Operating Officer and
                                                          President of Capital Group Partners, Inc.
                                                          and Director of Janus World Funds.
                                                          Formerly, Director of Capital Group
                                                          Partners, Inc. (2003-2004); President and
                                                          Chief Executive Officer of ICMA Retirement
                                                          Corporation (1993-2003).
-----------------------------------------------------------------------------------------------------
 Jesper Nergaard   Vice President,         2/05- Present  Formerly, Director of Financial Reporting
 151 Detroit       Treasurer and                          for OppenheimerFunds, Inc. (2004-2005);
 Street            Principal Accounting                   Site Manager and First Vice President of
 Denver, CO 80206  Officer                                Mellon Global Securities Services (2003);
 Age 42                                                   and Director of Fund Accounting, Project
                                                          Development and Training for INVESCO Funds
                                                          Group (1994-2003).
-----------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

-----------------------------------------------------------------------------------------------------
                                              OFFICERS
-----------------------------------------------------------------------------------------------------
 NAME, AGE AS OF                           TERM OF
 DECEMBER 31,                              OFFICE* AND
2004               POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND ADDRESS       FUND                    TIME SERVED    YEARS
-----------------------------------------------------------------------------------------------------
 Loren M. Starr    Vice President and      11/03-Present  Senior Vice President and Chief Financial
 151 Detroit       Chief Financial                        Officer of Janus Capital, Janus Capital
 Street            Officer                                Group Inc., Janus Services LLC, Janus
 Denver, CO 80206                                         Institutional Services LLC, and Janus
 Age 43            President and Chief     9/02-11/03     Distributors LLC; Senior Vice President,
                   Executive Officer                      Chief Financial Officer and Director of
                                                          Janus Management Holdings Corporation;
                                                          Senior Vice President, Chief Financial
                                                          Officer and Treasurer of Janus
                                                          International Limited; Director of Janus
                                                          Holdings Corporation, Capital Group
                                                          Partners, Inc. and Janus International
                                                          Holdings LLC; Working Director of Bay Isle
                                                          Financial LLC and Enhanced Investment
                                                          Technologies, LLC; and Board member of
                                                          Janus Global Funds SPC. Formerly, Director
                                                          of Janus Capital Trust Manager Limited
                                                          (2001-2004), Janus World Principal
                                                          Protected Funds (2002-2004), Janus
                                                          International (Asia) Limited (2002-2004)
                                                          and Janus World Funds (2001-2004); Vice
                                                          President of Janus Capital Group Inc.
                                                          (2003); Vice President (2001-2003), Chief
                                                          Financial Officer (2001-2004) and Treasurer
                                                          (2001-2003) of Janus Capital International
                                                          LLC; Vice President (2001-2004) and
                                                          Treasurer (2001-2003) of Janus Services
                                                          LLC; Vice President (2001-2003), Treasurer
                                                          (2001-2002) and Director (2002-2003) of
                                                          Janus Capital; Vice President (2002-2005)
                                                          and Treasurer (2002) of Janus Distributors
                                                          LLC; Vice President (2001-2005) and
                                                          Director (2002-2004) of Janus International
                                                          Limited; Vice President (2002-2005) and
                                                          Treasurer (2002-2003) of Janus
                                                          Institutional Services LLC; Vice President
                                                          (2003-2005) of Janus Management Holdings
                                                          Corporation; Senior Vice President and
                                                          Director of Capital Group Partners, Inc.
                                                          (2003-2004); Vice President, Treasurer and
                                                          Chief Financial Officer (2001-2002) for
                                                          Janus International Holding, Inc.; and
                                                          Managing Director, Treasurer and Head of
                                                          Corporate Finance and Reporting (1998-2001)
                                                          for Putnam Investments.
-----------------------------------------------------------------------------------------------------


* Officers are elected annually by the Trustees for a one-year term.

   The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting         John W. McCarter, Jr.   4
 COMMITTEE    process, the system of internal         (Chairman)
              control over financial reporting,       Dennis B. Mullen
              disclosure controls and procedures,     William D. Stewart
              Form N-CSR filings and the audit
              process. The Committee's review of the
              audit process includes, among other
              things, the appointment, compensation
              and oversight of the auditors and
              pre-approval of all audit and nonaudit
              services.
--------------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations       James T. Rothe          4
 COMMITTEE    regarding matters related to the        (Chairman)
              Trusts' use of brokerage commissions    William F. McCalpin
              and placement of portfolio              Dennis B. Mullen
              transactions.
--------------------------------------------------------------------------------------------
 LEGAL AND    Oversees compliance with various        William F. McCalpin     4
 REGULATORY   procedures adopted by the Trusts,       (Chairman)
 COMMITTEE    reviews registration statements on      William D. Stewart
              Form N-1A, oversees the implementation  Martin H. Waldinger and administration of the Trusts'
              Proxy Voting Guidelines and the
              administration of the Trusts' Code of
              Ethics.
--------------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to the  Martin H. Waldinger     4
 MARKET       operations of the Janus Money Market    (Chairman)
 COMMITTEE    Funds, including compliance with their  William F. McCalpin
              Money Market Fund Procedures.           James T. Rothe
--------------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends individuals   Dennis B. Mullen        4
 AND          for election as Trustee, consults with  (Chairman)
 GOVERNANCE   Management in planning Trustee          John W. McCarter, Jr.
 COMMITTEE    meetings, and oversees the              William D. Stewart
              administration of, and ensures the
              compliance with, the Trusts'
              Governance Procedures and Guidelines
              adopted by the Trustees.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                              NUMBER OF
                                                                              MEETINGS HELD
                                                      MEMBERS                 DURING LAST
              FUNCTIONS                               (INDEPENDENT TRUSTEES)  FISCAL YEAR
--------------------------------------------------------------------------------------------
 PRICING      Determines the fair value of            William D. Stewart      26
 COMMITTEE    restricted and other securities for     (Chairman)
              which market quotations are not         James T. Rothe
              readily available, or that are deemed   Martin H. Waldinger
              not to be reliable, pursuant to
              procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------



   The table below gives the aggregate dollar range of shares of all Funds advised by Janus Capital (collectively the "Janus Funds"), owned by each Trustee as of December 31, 2004. As of December 31, 2004, none of the Trustees owned Shares of the Fund included in this SAI.



------------------------------------------------------------------------------------------------
                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                             REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                              IN JANUS FUNDS
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN                            over $100,000
------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN                         over $100,000
------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.                       over $100,000
------------------------------------------------------------------------------------------------
 JAMES T. ROTHE                              over $100,000
------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART                          over $100,000
------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER                         over $100,000
------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY                            over $100,000
------------------------------------------------------------------------------------------------

   The following table shows the aggregate compensation earned by and paid to each Trustee by the Fund described in this SAI and Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds.



                                                 Aggregate Compensation       Total Compensation
                                                   From the Fund for       From the Janus Funds for
                                                   Fiscal year ended         calendar year ended
           Name of Person, Position                 October 31, 2004         December 31, 2004(1)
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Dennis B. Mullen, Chairman and Trustee                   $8,353                    $409,074
William F. McCalpin, Trustee                             $7,302                    $238,500
John W. McCarter, Trustee                                $5,306                    $234,000
James T. Rothe, Trustee                                  $7,495                    $293,000
William D. Stewart, Trustee                              $5,690                    $243,000
Martin H. Waldinger, Trustee                             $7,391                    $238,500
INTERESTED TRUSTEE
Thomas H. Bailey, Chairman and Trustee(2)                $  --                     $    --



(1) As of December 31, 2004, Janus Funds consisted of four registered investment companies comprised of a total of 61 funds.

(2) Mr. Bailey is being treated as an interested person of the Fund and Janus Capital and is compensated by Janus Capital.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


   Shares are sold at the net asset value ("NAV") per share as determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received in good order by the Fund. The Fund's net asset value is calculated each day that both the NYSE and the Federal Reserve Banks are open ("bank business day"). As stated in the Prospectus, the Fund seeks to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Fund's Prospectus contains detailed information about the purchase of Shares.


DETERMINATION OF NET ASSET VALUE

   Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. The Fund (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and
   (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of the Fund at the NAV determined on the payment date. Any such election (which may be made in writing or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that the Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving distributions and dividends via wire transfer may elect to change back to automatic reinvestment at any time in writing or by phone.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


   Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Fund's Prospectus. Shares normally will be redeemed for cash (via wire), although the Fund retains the right to redeem some or all of its Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem Shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


   The right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or
   (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

   Detailed information about the general procedures for shareholder accounts is set forth in the Fund's Prospectus. Applications to open accounts may be obtained by calling the Fund at 1-800-29JANUS or writing to the Fund at 151 Detroit Street, Denver, Colorado 80206-4805, Attention: Institutional Services.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

   Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day will receive that day's dividend if the purchase is effected as of or prior to 3:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

   Requests for redemption of Shares will be redeemed as of the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond market or the NYSE close early.

   Distributions from the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.

   The Fund intends to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations, or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.


   Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


   As of January 31, 2005, the Officers and Trustees as a group owned less than 1% of the outstanding Shares of the Fund.



   As of January 31, 2005, the following shareholders owned 5% or more Shares of the Fund:



                                                                                             Percentage
Shareholder                    Address                                                       Ownership
-------------------------------------------------------------------------------------------------------
Janus Twenty Fund(1)           151 Detroit Street                                              21.9%
                               Denver, CO 80206-4805
Capital Group Partners Inc.    151 Detroit Street                                              15.0%
                               Denver, CO 80206-4805
Southern Ute Indian Tribe      116 Capote Drive                                                12.6%
                               Ignacio, CO 81137
Janus Mid Cap Value Fund(1)    151 Detroit Street                                               6.9%
                               Denver, CO 80206-4805
Janus Small Cap Value Fund(1)  151 Detroit Street                                               6.9%
                               Denver, CO 80206-4805
Comerica Bank                  411 W. Lafayette Street                                          6.4%
                               Detroit, MI 48226-3155
Aspen Worldwide Growth         151 Detroit Street                                               5.5%
 Fund(1)                       Denver, CO 80206-4805
Janus Capital Group Inc.       151 Detroit Street                                               5.0%
                               Denver, CO 80206-4805



(1) Pursuant to an exemptive order received from the SEC, other funds managed by Janus Capital may invest in the Funds.



   To the knowledge of the Fund, no other shareholder owned 5% or more of the outstanding Shares of the Fund as of January 31, 2005.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

   The Fund is a series of the Trust, a Massachusetts Business Trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 29 separate series, two of which currently offer two classes of shares and three of which currently offer three classes of shares.

   Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

   Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Fund for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of the Fund is limited to circumstances in which the Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Fund to avoid, to the extent possible, liability of shareholders for liabilities of the Fund.

SHARES OF THE TRUST

   The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of the Fund are fully paid and nonassessable when issued. All shares of the Fund participate equally in dividends and other distributions by shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

   The Trust is authorized to issue multiple classes of shares for the Fund. Currently, the Fund offers one initial class of shares. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients and foundations and trusts meeting certain minimum investment criteria.

SHAREHOLDER MEETINGS

   The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of

   Trust or the 1940 Act. Special meetings may be called for the Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least 10% of the Shares then outstanding. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


   The current Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.


VOTING RIGHTS

   As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds and classes vote together as a single group, except where a separate vote of one or more Funds or classes is required by law or where the interests of one or more Funds or classes are affected differently from other Funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and review its tax returns.

REGISTRATION STATEMENT

   The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The following audited financial statements are hereby incorporated into this SAI by reference to the following annual report.



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT DATED OCTOBER 31, 2004



   Schedules of Investments as of October 31, 2004



   Statements of Operations for the period ended October 31, 2004



   Statements of Assets and Liabilities as of October 31, 2004



   Statements of Changes in Net Assets for each of the periods indicated.



   Financial Highlights for the period indicated



   Notes to Financial Statements



   Report of Independent Registered Public Accounting Firm



   The portions of such Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

   MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS. The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

   SHORT-TERM MUNICIPAL LOANS. S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

   OTHER SHORT-TERM DEBT SECURITIES. Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

    BOND RATING               EXPLANATION
    -----------------------------------------------------------------------------
    F-1+..................... Exceptionally strong credit quality. Issues assigned this rating are regarded as having the
                              strongest degree of assurance for timely payment.
    F-1...................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only
                              slightly less in degree than issues rated F-1+.
    F-2...................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely
                              payments, but the margin of safety is not as great
                              as the F-1+ and F-1 ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

   MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

   1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

   2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

   3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

   4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

   5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

   6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

   MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

   2. REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

   In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

   3. PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While at one time the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

   Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

   OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a nonappropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

   Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                        This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                                  [JANUS LOGO]

                                  151 Detroit Street
                                  Denver, CO 80206-4805
                                  1-800-29JANUS

                              JANUS INVESTMENT FUND

                           PART C - OTHER INFORMATION


ITEM 23.    Exhibits


            Exhibit 1   (a)   Agreement and Declaration of Trust dated February
                              11, 1986, is incorporated herein by reference to
                              Exhibit 1(a) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (b) Certificate of Designation for Janus Growth and Income Fund is incorporated herein by reference to
                              Exhibit 1(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (c) Certificate of Designation for Janus Worldwide Fund is incorporated herein by reference to
                              Exhibit 1(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (d) Certificate of Designation for Janus Twenty Fund is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (e) Certificate of Designation for Janus Flexible Income Fund is incorporated herein by reference to
                              Exhibit 1(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (f) Certificate of Designation for Janus Intermediate Government Securities Fund filed as Exhibit 1(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                        (g) Certificate of Designation for Janus Venture Fund is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (h) Certificate of Designation for Janus Enterprise Fund is incorporated herein by reference to
                              Exhibit 1(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (i) Certificate of Designation for Janus Balanced Fund is incorporated herein by reference to Exhibit 1(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (j) Certificate of Designation for Janus Short-Term Bond Fund is incorporated herein by reference to
                              Exhibit 1(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (k) Certificate of Designation for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (l) Certificate of Designation for Janus Mercury Fund is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (m) Certificate of Designation for Janus Overseas Fund is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (n) Form of Amendment to the Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(n) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (o) Form of Certificate of Designation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (p) Form of Certificate of Designation for Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                        (q) Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to
                              Exhibit 1(q) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                        (r) Form of Certificate of Establishment and Designation for Janus Special Situations Fund filed as Exhibit 1(r) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                        (s) Form of Amendment to Registrant's Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                        (t) Certificate of Establishment and Designation for Janus Global Life Sciences Fund filed as Exhibit 1(t) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                        (u) Certificate of Establishment and Designation for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (v) Form of Certificate of Establishment and Designation for Janus Global Technology Fund is incorporated herein by referenced to Exhibit 1(v) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (w) Certificate of Establishment and Designation for Janus Strategic Value Fund is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                        (x) Form of Certificate of Establishment and Designation for Janus Orion Fund is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                        (y) Certificate of Establishment and Designation for Janus Fund 2 filed as Exhibit 1(y) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                        (z) Certificate of Establishment and Designation for Janus Global Value Fund is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                        (aa) Form of Instrument dated July 31, 2001 amending the Certificate of Designation for Janus Equity Income Fund is incorporated herein by reference to
                              Exhibit 1(aa) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                        (bb) Amendment to Registrant's Agreement and Declaration of Trust, dated October 18, 2001, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 102, filed on December 21, 2001 (File No. 2-34393).

                        (cc) Amended and Restated Agreement and Declaration of Trust, dated January 31, 2002, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

                        (dd) Certificate of Establishment and Designation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 1(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (ee) Certificate of Establishment and Designation for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 1(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (ff) Form of Certificate of Establishment and Designation for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 1(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (gg) Certificate of Establishment and Designation for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 1(gg) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (hh) Certificate of Re-Designation of Janus Strategic Value Fund is incorporated herein by reference to
                              Exhibit 1(hh) to Post-Effective Amendment No. 107, filed on February 28, 2003 (File No. 2-34393).

                        (ii) Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

                        (jj) Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (kk) Form of Certificate of Establishment and Designation for Janus Research Fund and Janus Explorer Fund is incorporated herein by reference to Exhibit 1(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ll) Certificate Redesignating Janus Explorer Fund is filed herein as Exhibit 1(ll).

            Exhibit 2   (a)   Restated Bylaws are incorporated herein by
                              reference to Exhibit 2(a) Post-Effective Amendment
                              No. 71, filed on December 20, 1995 (File No.
                              2-34393).

                        (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                        (c) Second Amendment to the Bylaws is incorporated herein by Reference to Exhibit 2(c) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (e) Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

            Exhibit 3   (a)   Specimen Stock Certificate for Janus Fund(1) is
                              incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 79, filed on
                              December 18, 1996 (File No. 2-34393).

                        (b) Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to
                              Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (c) Specimen Stock Certificate for Janus Worldwide Fund is incorporated herein by reference to
                              Exhibit 4(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (d) Specimen Stock Certificate for Janus Twenty Fund(1) is incorporated herein by reference to
                              Exhibit 4(d) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (e) Specimen Stock Certificate for Janus Flexible Income Fund(1) is incorporated herein by reference to Exhibit 4(e) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (f) Specimen Stock Certificate for Janus Intermediate Government Securities Fund(1) filed as Exhibit 4(f) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                        (g) Specimen Stock Certificate for Janus Venture Fund(1) is incorporated herein by reference to
                              Exhibit 4(g) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (h) Specimen Stock Certificate for Janus Enterprise Fund is incorporated herein by reference to
                              Exhibit 4(h) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

--------
(1) Outstanding certificates representing shares of predecessor entity to this series of the Trust are deemed to represent shares of this series.

                        (i) Specimen Stock Certificate for Janus Balanced Fund is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (j) Specimen Stock Certificate for Janus Short-Term Bond Fund is incorporated herein by reference to
                              Exhibit 4(j) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (k) Specimen Stock Certificate for Janus Federal Tax-Exempt Fund is incorporated herein by reference to Exhibit 4(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (l) Specimen Stock Certificate for Janus Mercury Fund is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (m) Specimen Stock Certificate for Janus Overseas Fund is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (n) Revised Specimen Stock Certificates for Janus High-Yield Fund and Janus Olympus Fund are incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (o) Revised Specimen Stock Certificate for Janus Equity Income Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (p) Revised Specimen Stock Certificate for Janus Special Situations Fund filed as Exhibit 4(p) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                        (q) Specimen Stock Certificate for Janus Global Life Sciences Fund filed as Exhibit 4(q) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                        (r) Form of Specimen Stock Certificate for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 3(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (s) Form of Specimen Stock Certificate for Janus Global Technology Fund is incorporated herein by reference to Exhibit 3(s) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

            Exhibit 4   (a)   Investment Advisory Agreement for Janus Fund dated
                              July 1, 1997, is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No.
                              83, filed on December 15, 1997 (File No. 2-34393).

                        (b) Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (c) Investment Advisory Agreements for Janus Twenty Fund and Janus Venture Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (d) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (e) Investment Advisory Agreements for Janus Enterprise Fund, Janus Balanced Fund, and Janus Short-Term Bond Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (f) Investment Advisory Agreements for Janus Federal Tax-Exempt Fund and Janus Mercury Fund dated July 1, 1997, are incorporated herein by reference to
                              Exhibit 5(f) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (g) Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (h) Investment Advisory Agreements for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated July 1, 1997, are incorporated herein by reference to
                              Exhibit 5(h) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (i) Investment Advisory Agreement for Janus High-Yield Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (j) Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(j) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (k) Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 5(k) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (l) Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as
                              Exhibit 5(l) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393), has been withdrawn.

                        (m) Investment Advisory Agreement for Janus Global Life Sciences Fund filed as Exhibit 5(m) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                        (n) Form of Investment Advisory Agreement for Janus Global Life Sciences Fund is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (o) Form of Investment Advisory Agreement for Janus Global Technology Fund is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (p) Investment Advisory Agreement for Janus Strategic Value Fund is incorporated herein by reference to
                              Exhibit 4(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                        (q) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Fund dated July 1, 1997, is incorporated herein by reference to
                              Exhibit 4(q) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (r) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (s) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Twenty Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (t) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (u) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Balanced Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (v) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Overseas Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (w) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (x) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Life Sciences Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (y) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Global Technology Fund dated September 14, 1998, is incorporated herein by reference to Exhibit 4(y) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (z) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Mercury Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(z) of Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (aa) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Olympus Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (bb) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Special Situations Fund dated July 1, 1997, filed as Exhibit 4(bb) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393), has been withdrawn.

                        (cc) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Strategic Value Fund dated September 14, 1999, is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (dd) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Venture Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (ee) Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Worldwide Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

                        (ff) Form of Investment Advisory Agreement for Janus Orion Fund is incorporated herein by reference to
                              Exhibit 4(ff) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                        (gg) Form of Investment Advisory Agreement for Janus Fund 2 filed as Exhibit 4(gg) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                        (hh) Form of Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                        (ii) Form of Amendment dated July 31, 2001 to the Investment Advisory Agreement for Janus Equity Income Fund dated July 1, 1997, as amended January 31, 2000, is incorporated herein by reference to
                              Exhibit 4(ii) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                        (jj) Form of Investment Advisory Agreement for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (kk) Form of Investment Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(kk) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (ll) Form of Sub-Advisory Agreement for Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 4(ll) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (m) Form of Investment Advisory Agreement for Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (nn) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (oo) Form of Sub-Advisory Agreement for Janus Small Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (pp) Form of Investment Advisory Agreement for Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (qq) Form of Sub-Advisory Agreement for Mid Cap Value Fund (pre-acquisition version) is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (rr) Form of Sub-Advisory Agreement for Mid Cap Value Fund (post-acquisition version) is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (ss) Amendment to Investment Advisory Agreement for Janus Global Value Fund is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (tt) Investment Advisory Agreement for Janus Balanced Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (uu) Investment Advisory Agreement for Janus Core Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (vv) Investment Advisory Agreement for Janus Enterprise Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ww) Investment Advisory Agreement for Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (xx) Investment Advisory Agreement for Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (yy) Investment Advisory Agreement for Janus Global Life Sciences Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (zz) Investment Advisory Agreement for Janus Global Opportunities Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (aaa) Investment Advisory Agreement for Janus Global
                              Technology Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (bbb) Investment Advisory Agreement for Janus Growth and
                              Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ccc) Investment Advisory Agreement for Janus High-Yield
                              Fund dated July 1, 2004 is filed incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ddd) Investment Advisory Agreement for Janus Fund dated
                              July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (eee) Investment Advisory Agreement for Janus Mercury
                              Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (fff) Investment Advisory Agreement for Janus Mid Cap
                              Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ggg) Investment Advisory Agreement for Janus Olympus
                              Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (hhh) Investment Advisory Agreement for Janus Orion Fund
                              dated July 1, 2004 is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (iii) Investment Advisory Agreement for Janus Overseas
                              Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (jjj) Investment Advisory Agreement for Janus
                              Risk-Managed Stock Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (kkk) Investment Advisory Agreement for Janus Short-Term
                              Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (lll) Investment Advisory Agreement for Janus Small Cap
                              Value Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (mmm) Investment Advisory Agreement for Janus Special
                              Equity Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (nnn) Investment Advisory Agreement for Janus Twenty
                              Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ooo) Investment Advisory Agreement for Janus Venture
                              Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ppp) Investment Advisory Agreement for Janus Worldwide
                              Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (qqq) Amendment to Investment Advisory Agreement for
                              Janus Special Equity Fund dated September 30, 2004 is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (rrr) Investment Advisory Agreement for Janus Explorer
                              Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (sss) Investment Advisory Agreement for Janus Research
                              Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ttt) Amendment to Investment Advisory Agreement for
                              Janus Explorer Fund is filed herein as Exhibit 4(ttt).

            Exhibit 5   (a)   Distribution Agreement between Janus Investment
                              Fund and Janus Distributors, Inc., dated July 1,
                              1997, is incorporated herein by reference to
                              Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

                        (b) Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to
                              Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

            Exhibit 6         Not Applicable.

            Exhibit 7   (a)   Custodian Contract between Janus Investment Fund
                              and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 79, filed on
                              December 18, 1996 (File No. 2-34393).

                        (b) Amendment dated April 25, 1990, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (c) Letter Agreement dated February 1, 1991, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (d) Custodian Contract between Janus Investment Fund and Investors Fiduciary Trust Company filed as
                              Exhibit 8(d) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                        (e) Letter Agreement dated October 9, 1992, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (f) Letter Agreement dated April 28, 1993, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (g) Letter Agreement dated April 4, 1994, regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (h) Form of Custody Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and United Missouri Bank, N.A. filed as Exhibit 8(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393), has been withdrawn.

                        (i) Letter Agreement dated December 12, 1995, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                        (j) Amendment dated October 11, 1995, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 71, filed on December 20, 1995 (File No. 2-34393).

                        (k) Form of Amendment dated September 10, 1996, of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                        (l) Letter Agreement dated September 10, 1996, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                        (m) Form of Subcustodian Contract between United Missouri Bank, N.A., and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393).

                        (n) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                        (o) Form of Letter Agreement dated September 14, 1998, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(o) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (p) Letter Agreement dated September 14, 1999, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                        (q) Global Custody Services Agreement between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. dated March 15, 1999 is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                        (r) Form of Letter Agreement dated April 3, 2000, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                        (s) Form of Letter Agreement dated September 26, 2000, regarding State Street Custodian Contract filed as
                              Exhibit 7(s) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                        (t) Amendment to State Street Bank and Trust Company Custodian Contract dated April 10, 2000 is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (u) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to
                              Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (v) Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to
                              Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (w) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (x) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (y) Form of Letter Agreement dated June 29, 2001, regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to
                              Exhibit 7(y) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                        (z) Form of Letter Agreement dated July 31, 2001 regarding State Street Bank and Trust Custodian Contract is incorporated herein by reference to
                              Exhibit 7(z) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                        (aa) Amendment to State Street Bank and Trust Company Custodian Contract dated June 15, 2001 is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393).

                        (bb) Amendment to State Street Bank and Trust Company Custodian Contract dated June 21, 1988 is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 103, filed on February 22, 2002 (File No. 2-34393).

                        (cc) Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (dd) Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to
                              Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (ee) Form of Letter Agreement dated February 28, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference as Exhibit 7(ee) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (ff) Form of Letter Agreement dated March 21, 2003, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (gg) Form of Letter Agreement dated December 5, 2003, with regard to Janus Global Opportunities Fund, with State Street Bank and Trust Company, is incorporated herein by reference to Exhibit 7(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (hh) Form of Letter Agreement dated February 25, 2005, regarding State Street Bank and Trust Company Custodian Contract is incorporated herein by reference to Exhibit 7(hh) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ii) Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is filed herein as Exhibit 7(ii).

                        (jj) Amendment to Global Custodial Services Agreement dated January 14, 2005, between Janus Investment Fund, on behalf of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund, and Citibank, N.A. is filed herein as Exhibit 7(jj).

                        (kk) Form of Letter Agreement in regards to Janus Explorer Fund, with State Street Bank and Trust Company is filed herein as Exhibit 7(kk).

            Exhibit 8   (a)   Transfer Agency Agreement with Investors Fiduciary
                              Trust Company filed as Exhibit 9(a) to
                              Post-Effective Amendment No. 79, filed on December
                              18, 1996 (File No. 2-34393), has been withdrawn.

                        (b) Subagency Agreement between Janus Service Corporation and Investors Fiduciary Trust Company filed as Exhibit 9(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393), has been withdrawn.

                        (c) Form of Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (d) Transfer Agency Agreement dated December 9, 1994, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund filed as
                              Exhibit 9(d) to Post-Effective Amendment No. 64, filed on February 8, 1995 (File No. 2-34393), has been withdrawn.

                        (e) Transfer Agency Agreement dated September 27, 1995, with Janus Service Corporation for Janus Money Market Fund, Janus Government Money Market Fund, Janus Tax-Exempt Money Market Fund, Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 9(e) to Post-Effective Amendment No. 70, filed on November 28, 1995 (File No. 2-34393).

                        (f) Letter Agreement dated December 21, 1995, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(f) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                        (g) Letter Agreement dated May 21, 1996, regarding Janus Service Corporation Transfer Agency Agreement is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 73, filed on May 28, 1996 (File No. 2-34393).

                        (h) Form of Amended Administration Agreement with Janus Capital Corporation for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 77, filed on November 21, 1996 (File No. 2-34393).

                        (i) Letter Agreement dated September 10, 1996, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 9(i) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393), has been withdrawn.

                        (j) Letter Agreement dated September 9, 1997, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393).

                        (k) Form of Letter Agreement dated September 14, 1998, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (l) Letter Agreement dated September 14, 1999, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(l) to Post-Effective Amendment No. 88, filed on November 15, 1999 (File No. 2-34393).

                        (m) Form of Letter Agreement dated April 3, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(m) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                        (n) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement filed as Exhibit 8(n) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                        (o) Form of Letter Agreement dated September 26, 2000, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

                        (p) Letter Agreement dated March 13, 2001, regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to
                              Exhibit 8(p) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                        (q) Form of Letter Agreement dated July 1, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                        (r) Form of Letter Agreement dated July 31, 2001 regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                        (s) Form of Letter Agreement regarding Janus Service Corporation Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (t) Form of Administration Agreement with Janus Capital Corporation for Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (u) Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (v) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (w) Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (x) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Omni Investment Trust is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (y) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Berger Investment Portfolio Trust is incorporated herein by reference to Exhibit 8(y) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (z) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Mid Cap Value Fund is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (aa) Form of Agreement regarding Administrative Services between Janus Capital Management LLC and Janus Investment Fund with respect to Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

                        (bb) Letter Agreement dated September 17, 2003 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement and Janus Overseas Fund is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(cc) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(dd) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ee) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ff) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(gg) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(hh) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(ii) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (jj) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2003 is incorporated herein by reference to Exhibit 8(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

                        (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Institutional Cash Reserves Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(kk) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Federal Tax-Exempt Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(ll) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Flexible Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(mm) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Government Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(nn) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (oo) Expense Limitation Agreement between Janus Capital Management LLC and Janus High-Yield Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(oo) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (pp) Expense Limitation Agreement between Janus Capital Management LLC and Janus Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(pp) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (qq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Short-Term Bond Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(qq) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (rr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Tax-Exempt Money Market Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 8(rr) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (ss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Explorer Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(ss) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (tt) Expense Limitation Agreement between Janus Capital Management LLC and Janus Research Fund dated December 2, 2004 is incorporated herein by reference to Exhibit 8(tt) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (uu) Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(uu) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

                        (vv) Letter Agreement between Janus Capital Management LLC and Janus Investment Fund regarding Janus Explorer Fund is filed herein as Exhibit 8(vv).

                        (ww) Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is filed herein as Exhibit 8(ww).

            Exhibit 9   (a)   Opinion and Consent of Messrs. Davis, Graham &
                              Stubbs with respect to shares of Janus Fund is incorporated herein by reference to Exhibit 10(a) to Post-Effective Amendment No. 79, filed on
                              December 18, 1996 (File No. 2-34393).

                        (b) Opinion and Consent of Fund Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

                        (c) Opinion and Consent of Fund Counsel with respect to shares of Janus Enterprise Fund, Janus Balanced Fund and Janus Short-Term Bond Fund is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment No. 80, filed on February 14, 1997 (File No. 2-34393).

                        (d) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Twenty Fund is incorporated herein by reference to
                              Exhibit 10(d) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (e) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Venture Fund is incorporated herein by reference to
                              Exhibit 10(e) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (f) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Flexible Income Fund is incorporated herein by reference to
                              Exhibit 10(f) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (g) Opinion and Consent of Messrs. Sullivan and Worcester with respect to shares of Janus Intermediate Government Securities Fund filed as
                              Exhibit 10(g) to Post-Effective Amendment No. 46, filed on June 18, 1992 (File No. 2-34393), has been withdrawn.

                        (h) Opinion and Consent of Fund Counsel with respect to shares of Janus Federal Tax-Exempt Fund and Janus Mercury Fund is incorporated herein by reference to Exhibit 10(h) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (i) Opinion and Consent of Fund Counsel with respect to shares of Janus Overseas Fund is incorporated herein by reference to Exhibit 10(i) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (j) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(j) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (k) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(k) to Post-Effective Amendment No. 81, filed on June 26, 1997 (File No. 2-34393).

                        (l) Opinion and Consent of Fund Counsel with respect to shares of Janus High-Yield Fund and Janus Olympus Fund is incorporated herein by reference to Exhibit 10(l) to Post-Effective Amendment No. 68, filed on September 14, 1995 (File No. 2-34393).

                        (m) Opinion and Consent of Fund Counsel with respect to shares of Janus Equity Income Fund is incorporated herein by reference to Exhibit 10(m) to Post-Effective Amendment No. 72, filed on March 15, 1996 (File No. 2-34393).

                        (n) Opinion and Consent of Fund Counsel with respect to shares of Janus Special Situations Fund filed as Exhibit 10(n) to Post-Effective Amendment No. 75, filed on September 11, 1996 (File No. 2-34393), has been withdrawn.

                        (o) Opinion and Consent of Fund Counsel with respect to shares of Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 10(o) to Post-Effective Amendment No. 76, filed on September 23, 1996 (File No. 2-34393).

                        (p) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund filed as Exhibit 10(p) to Post-Effective Amendment No. 82, filed on September 16, 1997 (File No. 2-34393), has been withdrawn.

                        (q) Opinion and Consent of Fund Counsel with respect to shares of Janus Global Life Sciences Fund and Janus Global Technology Fund is incorporated herein by reference to Exhibit 9(q) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (r) Opinion and Consent of Fund Counsel with respect to shares of Janus Strategic Value Fund is incorporated herein by reference to Exhibit 9(r) to Post-Effective Amendment No. 85, filed on September 10, 1998 (File No. 2-34393).

                        (s) Opinion and Consent of Fund Counsel with respect to shares of Janus Orion Fund is incorporated herein by reference to Exhibit 9(s) to Post-Effective Amendment No. 92, filed on March 17, 2000 (File No. 2-34393).

                        (t) Opinion and Consent of Fund Counsel with respect to shares of Janus Fund 2 filed as Exhibit 9(t) to Post-Effective Amendment No. 95, filed on September 13, 2000 (File No. 2-34393), has been withdrawn.

                        (u) Opinion and Consent of Fund Counsel with respect to Janus Global Value Fund is incorporated herein by reference to Exhibit 9(u) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393).

                        (v) Opinion and Consent of Fund Counsel with respect to Janus Institutional Cash Reserves Fund is incorporated herein by reference to Exhibit 9(v) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

                        (w) Opinion and Consent of Fund Counsel with respect to Janus Risk-Managed Stock Fund is incorporated herein by reference to Exhibit 9(w) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

                        (x) Opinion and Consent of Fund Counsel with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund dated April 17, 2003, is incorporated herein by reference to Exhibit 9(x) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

                        (y) Opinion and Consent of Fund Counsel with respect to Janus Explorer Fund and Janus Research Fund is incorporated herein by reference to Exhibit 9(y) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

            Exhibit 10  (a)   Consent of PricewaterhouseCoopers LLP is filed
                              herein as Exhibit 10.

            Exhibit 11        Not Applicable.

            Exhibit 12        Not Applicable.

            Exhibit 13        Not Applicable.

            Exhibit 14  (a)   Form of plan for Janus Money Market Fund, Janus
                              Government Money Market Fund and Janus Tax-Exempt
                              Money Market Fund pursuant to Rule 18f-3 setting forth the separate arrangement and expense allocation of each class of such Funds filed as
                              Exhibit 18 to Post-Effective Amendment No. 66, filed on April 13, 1995 (File No. 2-34393), has been withdrawn.

                        (b) Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 69, filed on September 28, 1995 (File No. 2-34393).

                        (c) Amended and Restated form of Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund is incorporated herein by reference to
                              Exhibit 18(c) to Post-Effective Amendment No. 78, filed on December 16, 1996 (File No. 2-34393).

                        (d) Form of Amended and Restated Rule 18f-3 Plan for Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund dated June 12, 2001 is incorporated herein by reference to Exhibit 14(d) to Post-Effective Amendment No. 99, filed on June 1, 2001 (File No. 2-34393).

                        (e) Rule 18f-3 Plan for Janus Investment Fund with respect to Janus Mid Cap Value Fund and Janus Small Cap Value Fund is incorporated herein by reference to Exhibit 14(e) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393).

            Exhibit 15  (a)   Powers of Attorney dated as of May 17, 2004, are
                              incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 112, filed on
                              December 10, 2004 (File No. 2-34393).

            Exhibit 16  (a)   Janus Ethics Rules filed as Exhibit 15 to
                              Post-Effective Amendment No. 95, filed on
                              September 13, 2000 (File No. 2-34393), have been withdrawn.

                        (b) Amended Janus Ethics Rules filed as Exhibit 15(b) to Post-Effective Amendment No. 98, filed on March 15, 2001 (File No. 2-34393), have been withdrawn.

                        (c) Amended Janus Ethics Rules filed as Exhibit 15(c) to Post-Effective Amendment No. 100, filed on July 31, 2001 (File No. 2-34393), have been withdrawn.

                        (d) Amended Janus Ethics Rules filed as Exhibit 15(d) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

                        (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 15(e) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393), have been withdrawn.

                        (f) Code of Ethics and Statement of Personal Trading Policies for Perkins, Wolf, McDonnell and Company filed as Exhibit 15(f) to Post-Effective Amendment No. 106, filed on January 3, 2003 (File No. 2-34393), have been withdrawn.

                        (g) Amended Janus Ethics Rules filed as Exhibit 15(g) to Post-Effective Amendment No 107, filed on February 28, 2003 (File No. 2-32393), have been withdrawn.

                        (h) Amended Janus Ethics Rules filed as Exhibit 15(h) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-32393), have been withdrawn.

                        (i) Amended Janus Ethics Rules filed as Exhibit 15(i) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393), have been withdrawn.

                        (j) Amended Janus Ethics Rules filed as Exhibit 15(j) to Post-Effective Amendment No. 111, filed on February 27, 2004 (File No. 2-34393), have been withdrawn.

                        (k) Amended Janus Ethics Rules filed as Exhibit 16(k) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393), have been withdrawn.

                        (l) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised July 7, 2004 is filed herein as Exhibit 16(l).

                        (m)   Amended Janus Ethics Rules are filed herein as
                              Exhibit 16(m).

ITEM 24. Persons Controlled by or Under Common Control with Fund

            The Board of Trustees of Janus Investment Fund is the same as that of Janus Adviser Series and Janus Aspen Series, and there is substantial overlap with the Board of Trustees of Janus Adviser. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the four Trusts are substantially identical. Nonetheless, Janus Investment Fund takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

      Article VI of Janus Investment Fund's Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and Advisory Board members.


ITEM 26. Business and Other Connections of Investment Adviser

      The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement.

      The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

Name and Principal                                   Position with Adviser
Business Address     Adviser/Affiliated Entity Name  or Affiliated Entity
------------------   ------------------------------  ---------------------
Robin C. Beery*      Janus Capital Group Inc.        Chief Marketing Officer and
                                                     Executive Vice President
                     Janus Capital Management LLC    Chief Marketing Officer and
                                                     Executive Vice President
                     The Janus Foundation            President and Director
                     Janus Services LLC              President

Name and Principal                                   Position with Adviser
Business Address     Adviser/Affiliated Entity Name  or Affiliated Entity
------------------   ------------------------------  ---------------------
Gary D. Black*       Janus Capital Group Inc.        Chief Investment Officer, President
                                                     and Director
                     Janus Capital Management LLC    Chief Investment Officer and
                                                     President
                     Janus Management Holdings       Senior Vice President
                     Corporation
                     Enhanced Investment             Working Director
                     Technologies,
                     LLC

John H. Bluher*      Janus Capital Group Inc.        General Counsel, Chief Public Affairs
                                                     Officer and Senior Vice President
                     Janus Capital Management LLC    Chief Public Affairs Officer and
                                                     Senior Vice President
                     Janus Management Holdings Corp. General Counsel, Chief Public Affairs
                                                     Officer and Senior Vice President
                     Janus Services LLC              Senior Vice President
                     Capital Group Partners, Inc.    Director
                     Enhanced Investment             Vice President
                     Technologies, LLC


Dominic Martellaro*  Janus Capital Group Inc.        Executive Vice President
                     Janus Capital Management LLC    Executive Vice President
                     Janus Services LLC              Executive Vice President

Steven L. Scheid*    Janus Capital Group Inc.        Chief Executive Officer, Director
                                                     and Chairman of the Board
                     Janus Capital Management LLC    Chief Executive Officer
                     Enhanced Investment             Working Director
                     Technologies, LLC

John Zimmerman*      Janus Capital Group Inc.        Executive Vice President
                     Janus Capital Management LLC    Executive Vice President
                     Enhanced Investment             Working Director
                     Technologies, LLC

*Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

      The only business of Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.) and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

Name and Principal    Subadviser/Affiliated Entity  Position with Subadviser
Business Address      Name                          or Affiliated Entity
------------------    ----------------------------  ------------------------
E. Robert Fernholz*   Enhanced Investment           Chief Investment Officer, Executive
                      Technologies, LLC             Vice President and Working Director

Robert A. Garvy*      Enhanced Investment           Chief Executive Officer, President
                      Technologies, LLC             and Working Director

David E. Hurley*      Enhanced Investment           Chief Operating Officer and Executive
                      Technologies, LLC             Vice President

Robert H. Perkins**   Perkins, Wolf, McDonnell and  Chief Investment Officer and President
                      Company, LLC

Greg E. Wolf**        Perkins, Wolf, McDonnell and  Chief Operating Officer and Treasurer
                      Company, LLC

* Principal address is 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410
** Principal address is 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604


ITEM 27. Principal Underwriters

      (a) Janus Distributors LLC ("Janus Distributors") serves as a principal underwriter for the Registrant, Janus Aspen Series, Janus Adviser Series and Janus Adviser.

      (b) The principal business address, positions with Janus Distributors and positions with Registrant of Bonnie M. Howe, Kelley Abbott Howes, David R. Kowalski, Girard C. Miller and Loren M. Starr, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

 Name                        Position with Janus Distributors LLC
 ----                        ------------------------------------
 John H. Bluher              General Counsel, Chief Public Affairs
                             Officer and Senior Vice President
 Gregory A. Frost            Senior Vice President and Controller
 Erich Gerth                 Senior Vice President
 Douglas J. Laird            Vice President
 John J. Mari                Vice President
 Dominic Martellaro          Executive Vice President
 Russell P. Shipman          Senior Vice President
 John Zimmerman              Executive Vice President

            Messrs. Bluher, Frost, Gerth, Laird, Mari, Martellaro, Shipman and Zimmerman do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

      (c)   Not applicable.


ITEM 28. Location of Accounts and Records

      The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 100 Fillmore Street, Denver, Colorado 80206-4928, 720 South Colorado Blvd., Denver, Colorado 80206-1929, DocuVault, 5155 E. 46th Avenue, Denver, Colorado 80216 and Iron Mountain, 5050 Moline Street, Denver, Colorado 80239; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043. Certain records relating to the day-to-day portfolio management of Janus Risk-Managed Stock Fund are kept in the offices of the subadviser, Enhanced Investment Technologies, LLC, 2401 PGA Boulevard, Suite 100, Palm Beach, Florida 33410. Certain records relating to the day-to-day portfolio management of Janus Mid Cap Value Fund and Janus Small Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and Company, LLC, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604.


ITEM 29. Management Services

      The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.


ITEM 30. Undertakings

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 24th day of February, 2005.


                                        JANUS INVESTMENT FUND



                                        By: /s/ Girard C. Miller
                                            ------------------------------------
                                            Girard C. Miller, President and
                                            Chief Executive Officer

      Janus Investment Fund is organized under an Amended and Restated Agreement and Declaration of Trust dated March 18, 2003 ("Declaration of Trust"), a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Declaration of Trust of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                     Title                                    Date
---------                     -----                                    ----
/s/ Girard C. Miller          President and Chief                      February 24, 2005
------------------------      Executive Officer
Girard C. Miller              (Principal Executive
                              Officer)

/s/ Loren M. Starr            Vice President and Chief Financial       February 24, 2005
------------------------      Officer (Principal Financial
Loren M. Starr                Officer)

/s/ Jesper Nergaard           Vice President and Treasurer             February 24, 2005
------------------------      (Principal Accounting Officer)
Jesper Nergaard

Dennis B. Mullen*             Chairman and Trustee                     February 24, 2005
------------------------
Dennis B. Mullen

William F. McCalpin*          Trustee                                  February 24, 2005
------------------------
William F. McCalpin

John W. McCarter, Jr.*        Trustee                                  February 24, 2005
------------------------
John W. McCarter, Jr.

James T. Rothe*               Trustee                                  February 24, 2005
------------------------
James T. Rothe

William D. Stewart*           Trustee                                  February 24, 2005
------------------------
William D. Stewart

Martin H. Waldinger*          Trustee                                  February 24, 2005
------------------------
Martin H. Waldinger

Thomas H. Bailey*             Trustee                                  February 24, 2005
------------------------
Thomas H. Bailey



/s/ Kelley Abbott Howes
------------------------
*By: Kelley Abbott Howes
     Attorney-in-Fact

                                INDEX OF EXHIBITS

Exhibit Number          Exhibit Title
--------------          -------------
Exhibit 1(ll)           Certificate Redesignating Janus Explorer Fund
Exhibit 4(ttt)          Amendment to Investment Advisory Agreement for Janus
                        Explorer Fund
Exhibit 7(ii)           Amendment to Custodian Contract between Janus Investment
                        Fund and State Street Bank and Trust Company
Exhibit 7(jj)           Amendment to Global Custodial Services Agreement between
                        Janus Investment Fund and Citibank, N.A.
Exhibit 7(kk)           Form of Letter Agreement with State Street Bank and
                        Trust Company
Exhibit 8(vv)           Letter Agreement regarding the Expense Limitation
                        Agreement for Janus Explorer Fund
Exhibit 8(ww)           Letter Agreement regarding Janus Services LLC Amended
                        and Restated Transfer Agency Agreement
Exhibit 10              Consent of Auditors
Exhibit 16(l)           Revised Code of Ethics of Perkins, Wolf McDonnell and
                        Company, LLC
Exhibit 16(m)           Amended Janus Ethics Rules